UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2018

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Active International Allocation Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	32
Federal Tax Notice	33
Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Active International Allocation Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Active International Allocation Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$891.70	$1,020.72	$4.24	$4.53	0.89%
Active International Allocation Portfolio Class A	1,000.00	890.70	1,019.36	5.53	5.90	1.16
Active International Allocation Portfolio Class L	1,000.00	888.30	1,016.79	7.95	8.49	1.67
Active International Allocation Portfolio Class C	1,000.00	887.10	1,015.17	9.47	10.11	1.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Active International Allocation Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –15.14%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World ex USA Index (the "Index"), which returned –14.20%.

Factors Affecting Performance

•  Global equity markets see-sawed higher for the first nine months of 2018 and in the fourth quarter experienced two significant declines, one in early October and the second in early-mid December, which wiped out the gains for the year.

•  For 2018, MSCI regional returns were all negative (based in U.S. dollars). The U.S. was a relative outperformer at –5%, followed by Japan at –13%, and Europe and emerging markets both at –15%. Sector performance for the Index for 2018 was as follows: utilities were flat, health care –6%, energy –8%, consumer staples –11%, real estate –12%, industrials –15%, technology and materials both –16%, financials and communication services both –17%, and consumer discretionary–20%.

•  Looking back on 2018 performance, we believe a number of decisions worked well: overweights to technology and health care, underweight European financials/overweight emerging markets financials, and overweight positions in Indonesia.

•  We began to add to defensives early in 2018 and in hindsight our timing was too early, but these positions were significant contributors to the second half and overall 2018 performance.

•  Decisions that hindered performance were overweight positions in Germany, Spain and the Philippines, the allocation to the U.S. and the below-benchmark allocations to energy and to Brazil. We believe the cash position we raised in the fourth quarter of 2018 did protect the portfolio a bit in the downturn.

•  The Fund utilizes stock index futures as an additional vehicle to implement the portfolio manager's macro investment decisions. For 2018, macro investment decisions made with the use of stock index futures resulted in a realized loss for the Fund. The Fund used currency forward contracts to hedge some local currency exposure, which resulted in a loss for the Fund in the reporting period.

Management Strategies

•  2018 marked a departure from the calm market environment that prevailed in 2017. Whether it was the significant worsening of global trade tensions, continued political upheaval in the eurozone and the U.K., a hawkish Federal Reserve (Fed) and the emergence of funding strains in several emerging markets, or simply just the realization that the global economic and market cycle is aging quickly, the fact is that most asset markets saw declines over the last year. From our vantage point, until there is more clarity on a range of issues from Brexit to ongoing global trade negotiations and a change in Fed policy from tightening to easing, markets are likely to churn and, in our view, more defensive positioning continues to be the best option. We do not anticipate a recession in any of the large global economies, but more of a continued slowdown from the peak growth seen earlier in 2018. While the volatility in asset prices has certainly not been pleasant, the positive is that global equities have de-rated significantly and are now substantially cheaper, while being supported by generally stable earnings expectations and valuations that for some market segments are at or near 30-year lows.

•  The news in early January indicates that policy makers are alert and beginning to respond to flagging investor, business and consumer confidence. Recent reassuring comments from the Fed, positive news flow on U.S.-China trade negotiations and easing measures by China may indicate that a bottom may have been put in for now. Looking out further into 2019, as investor positioning and sentiment are much more negative than at the start of 2018, the surprise could be on the upside for growth and supportive policy moves. It is helpful to have a wall of worry and skepticism rather than euphoria to help form a base. At that same time, we continue to be mindful of the record stock of debt globally and the lack of tools held by most policy makers that would limit an economic acceleration and are therefore looking for those pockets of opportunity where fundamentals are likely to inflect positively despite an overall environment of more muted growth.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

•  In 2017, equity markets were inordinately tame, and we expect that the market differentiation that began in 2018 is likely to persist into this year and beyond. This differentiation should mean that countries, sectors and companies that offer better fundamentals and growth prospects will be recognized and may be able to outperform less attractive market segments. We believe our multi-pronged strategy is well positioned to benefit from this differentiation and return opportunities among countries, sectors and stocks. We are avoiding areas where our work indicates that balance sheets are stretched, those that have large vulnerabilities to disruption and/or structural impediments to growth. As we start the new year, our focus is on identifying and investing in those areas that offer improving fundamentals, supportive structural stories and/or strong and defensible businesses that are now more attractively valued.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A , L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Active International Allocation Portfolio

Performance Compared to the MSCI All Country World ex USA Index(1), the Active International Allocation Blend Index(2) and the Lipper International Multi-Cap Growth Funds Index(3)

	Period Ended December 31, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	–15.14%	–0.64%	5.03%	5.19%
Fund — Class A Shares w/o sales charges(6)	–15.38	–0.98	4.72	4.35
Fund — Class A Shares with maximum 5.25% sales charges(6)	–19.83	–2.04	4.16	4.10
Fund — Class L Shares w/o sales charges(7)	–15.87	–1.50	—	4.40
Fund — Class C Shares w/o sales charges(8)	–16.04	—	—	–2.69
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–16.87	—	—	–2.69
MSCI All Country World ex USA Index	–14.20	0.68	6.57	5.30
Active International Allocation Blend Index	–14.20	0.78	6.45	5.11
Lipper International Multi-Cap Growth Funds Index	–14.74	0.60	7.62	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term ""free float"" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World ex USA Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World ex USA Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Active International Allocation Blend Index is performance linked benchmark of the old and new benchmark of the Fund, the old benchmark represented by MSCI EAFE Index (a benchmark measures the international equity market performance of developed markets excluding the United States and Canada) from the Fund's inception to 12/31/16 and the new benchmark represented by MSCI All Country World Ex USA Index for periods thereafer. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on January 17, 1992.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on June 14, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (92.5%)
Argentina (1.0%)
Banco Macro SA ADR	21,600	$955
BBVA Banco Frances SA ADR	29,600	335
Despegar.com Corp. (a)(b)	9,300	116
Grupo Financiero Galicia SA ADR	11,500	317
		1,723
Austria (0.1%)
Andritz AG	2,809	129
Belgium (1.7%)
Anheuser-Busch InBev SA N.V.	35,512	2,350
UCB SA	4,981	406
Umicore SA	4,583	183
		2,939
Brazil (0.8%)
Banco Bradesco SA (Preference)	38,940	388
Banco Santander Brasil SA (Units) (c)	22,600	250
Itau Unibanco Holding SA (Preference)	42,388	390
Lojas Renner SA	17,800	196
Raia Drogasil SA	7,400	109
		1,333
Canada (1.0%)
Agnico Eagle Mines Ltd.	21,600	872
Goldcorp, Inc.	89,400	875
		1,747
Chile (1.3%)
Banco de Chile	1,040,882	149
Banco de Credito e Inversiones SA	2,359	153
Banco Santander Chile	7,351,145	547
Enel Americas SA	4,865,043	856
Itau CorpBanca	15,688,824	147
SACI Falabella	68,955	504
		2,356
China (3.7%)
Alibaba Group Holding Ltd. ADR (a)	12,000	1,645
Baidu, Inc. ADR (a)	5,000	793
China Mengniu Dairy Co., Ltd. (a)(d)	24,000	74
CSPC Pharmaceutical Group Ltd. (d)	46,000	66
JD.com, Inc. ADR (a)	6,600	138
Tencent Holdings Ltd. (d)	92,900	3,682
		6,398
Denmark (1.8%)
DSV A/S	1,895	125
Novo Nordisk A/S Series B	57,408	2,639
Novozymes A/S Series B	6,145	275
Vestas Wind Systems A/S	1,348	102
		3,141
Egypt (0.7%)
Commercial International Bank Egypt SAE	306,818	1,285
	Shares	Value (000)
Finland (0.6%)
Neste Oyj	2,554	$197
Nokia Oyj	110,241	637
Orion Oyj, Class B	2,195	76
Wartsila Oyj Abp	6,723	107
		1,017
France (8.2%)
Accor SA	1,832	78
Air Liquide SA	4,946	612
Airbus SE	5,515	527
Atos SE	1,887	153
Bureau Veritas SA	14,281	290
Capgemini SE	4,960	490
Cie de Saint-Gobain	9,069	302
Cie Generale des Etablissements Michelin SCA	1,659	164
Danone SA	27,839	1,962
Dassault Systemes SE	5,767	681
Edenred	13,744	504
Engie SA	40,095	573
EssilorLuxottica SA	4,581	578
Gecina SA REIT	439	57
Hermes International	463	256
Kering SA	1,106	517
L'Oreal SA	2,311	530
Legrand SA	6,555	369
LVMH Moet Hennessy Louis Vuitton SE	1,997	587
Pernod Ricard SA	4,095	672
Remy Cointreau SA	572	65
Safran SA	3,213	386
Sanofi	20,368	1,760
Societe BIC SA	2,385	243
Sodexo SA	1,718	176
STMicroelectronics N.V.	7,689	110
Television Francaise 1	8,274	67
Thales SA	1,015	118
TOTAL SA	28,333	1,497
Vivendi SA	4,595	112
		14,436
Germany (11.4%)
Adidas AG	5,217	1,090
Allianz SE (Registered)	8,904	1,787
BASF SE	9,194	636
Bayer AG (Registered)	51,509	3,572
Bayerische Motoren Werke AG	4,266	346
Bayerische Motoren Werke AG (Preference)	579	41
Beiersdorf AG	3,335	348
Brenntag AG	3,042	131
Commerzbank AG (a)	75,123	498
Continental AG	2,122	293
Daimler AG (Registered)	12,470	656
Deutsche Boerse AG	4,013	483
Deutsche Wohnen SE	13,273	608

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
E.ON SE	33,170	$328
Fresenius Medical Care AG & Co., KGaA	6,022	391
GEA Group AG	9,660	249
Hannover Rueck SE (Registered)	1,596	215
Henkel AG & Co., KGaA	1,161	114
Henkel AG & Co., KGaA (Preference)	6,784	741
Infineon Technologies AG	33,471	666
Merck KGaA	4,793	495
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	3,877	846
Porsche Automobil Holding SE (Preference)	3,698	219
QIAGEN N.V. (a)	12,900	444
QIAGEN N.V. (a)	24,063	821
RWE AG	5,480	119
SAP SE	23,453	2,336
Uniper SE	7,027	182
United Internet AG (Registered)	12,921	565
Vonovia SE	12,764	579
Zalando SE (a)	6,559	169
		19,968
Hong Kong (0.8%)
AIA Group Ltd.	122,800	1,010
Hong Kong Exchanges & Clearing Ltd.	13,350	383
		1,393
Hungary (0.2%)
OTP Bank Nyrt	7,656	309
India (5.4%)
Ashok Leyland Ltd.	691,924	1,013
Eicher Motors Ltd.	1,565	517
Housing Development Finance Corp., Ltd.	39,997	1,128
ICICI Bank Ltd.	189,283	978
IndusInd Bank Ltd.	51,883	1,190
Marico Ltd.	292,091	1,560
Maruti Suzuki India Ltd.	10,517	1,122
Shree Cement Ltd.	3,949	975
Zee Entertainment Enterprises Ltd.	138,122	940
		9,423
Indonesia (3.2%)
Astra International Tbk PT	1,008,100	580
Bank Central Asia Tbk PT	1,981,900	3,583
Charoen Pokphand Indonesia Tbk PT	406,700	204
Gudang Garam Tbk PT	26,500	154
Hanjaya Mandala Sampoerna Tbk PT	491,700	127
Kalbe Farma Tbk PT	1,161,400	123
Telekomunikasi Indonesia Persero Tbk PT	2,542,800	664
Unilever Indonesia Tbk PT	80,300	254
		5,689
Ireland (0.7%)
Kerry Group PLC, Class A	4,867	481
Ryanair Holdings PLC ADR (a)	9,477	676
		1,157
	Shares	Value (000)
Japan (10.3%)
Asahi Group Holdings Ltd.	7,200	$281
Astellas Pharma, Inc.	21,700	276
Central Japan Railway Co.	2,192	466
Dai-ichi Life Holdings, Inc.	24,400	378
Daiichi Sankyo Co., Ltd.	7,500	241
Daikin Industries Ltd.	4,200	442
Daito Trust Construction Co., Ltd.	956	131
East Japan Railway Co.	5,300	471
Eisai Co., Ltd.	5,900	459
FANUC Corp.	5,150	774
FUJIFILM Holdings Corp.	9,800	378
Honda Motor Co., Ltd.	15,113	395
Hoya Corp.	7,800	477
ITOCHU Corp.	21,951	370
Kao Corp.	8,400	619
Keyence Corp.	2,800	1,411
Kose Corp.	1,100	174
Makita Corp.	5,600	198
Mitsubishi Corp.	24,300	663
Mitsubishi UFJ Financial Group, Inc.	46,206	228
Murata Manufacturing Co., Ltd.	2,900	400
Nabtesco Corp.	1,900	41
Nexon Co., Ltd. (a)	49,800	636
Nidec Corp.	4,800	550
Nintendo Co., Ltd.	1,808	478
Nissan Motor Co., Ltd.	27,805	224
Obic Co., Ltd.	1,300	100
Omron Corp.	4,404	159
Ono Pharmaceutical Co., Ltd.	7,700	156
Oriental Land Co., Ltd.	3,200	325
Panasonic Corp.	19,100	171
Recruit Holdings Co., Ltd.	20,100	481
Santen Pharmaceutical Co., Ltd.	9,100	130
Shimano, Inc.	4,350	618
Shiseido Co., Ltd.	10,300	640
SMC Corp.	2,105	629
SoftBank Group Corp.	8,700	574
Sony Corp.	12,893	621
Tokio Marine Holdings, Inc.	11,620	552
Toyota Motor Corp.	18,155	1,055
Unicharm Corp.	13,300	430
Yamaha Corp.	2,400	102
Yaskawa Electric Corp.	2,800	68
		17,972
Malaysia (1.4%)
CIMB Group Holdings Bhd	122,200	169
DiGi.Com Bhd	107,100	117
Genting Bhd	77,500	114
Genting Malaysia Bhd	102,300	75
IHH Healthcare Bhd	70,900	92
Malayan Banking Bhd	122,900	282

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Malaysia (cont'd)
Malaysia Airports Holdings Bhd	57,400	$116
Petronas Chemicals Group Bhd	82,700	186
Public Bank Bhd	205,500	1,229
		2,380
Malta (0.0%)
BGP Holdings PLC (a)(e)(f)	72,261	—	@
Netherlands (3.4%)
Heineken N.V.	5,442	480
Koninklijke Philips N.V.	65,002	2,291
Unilever N.V. CVA	38,935	2,115
Wolters Kluwer N.V.	19,131	1,130
		6,016
Peru (1.2%)
Cia de Minas Buenaventura SA ADR	15,000	244
Credicorp Ltd.	7,200	1,596
Southern Copper Corp.	6,700	206
		2,046
Poland (2.6%)
Dino Polska SA (a)	48,295	1,235
Jeronimo Martins SGPS SA	76,511	906
Powszechna Kasa Oszczednosci Bank Polski SA	109,948	1,159
Powszechny Zaklad Ubezpieczen SA	109,506	1,287
		4,587
Portugal (0.1%)
Galp Energia SGPS SA	12,270	194
South Africa (0.0%)
Old Mutual Ltd.	21,154	31
Spain (2.4%)
Aena SME SA	4,497	697
Amadeus IT Group SA	19,720	1,373
Endesa SA	29,309	675
Grifols SA	22,454	587
Industria de Diseno Textil SA	26,756	682
Repsol SA	12,277	197
		4,211
Sweden (1.5%)
Essity AB, Class B	13,601	334
Hennes & Mauritz AB, Class B	16,318	232
Hexagon AB, Class B	9,186	424
Telefonaktiebolaget LM Ericsson, Class B	181,320	1,598
		2,588
Switzerland (6.1%)
Baloise Holding AG (Registered)	833	115
Geberit AG (Registered)	1,694	660
Givaudan SA (Registered)	246	571
Nestle SA (Registered)	57,551	4,679
Partners Group Holding AG	198	120
Roche Holding AG (Genusschein)	14,431	3,569
	Shares	Value (000)
Swiss Life Holding AG (Registered) (a)	995	$384
Zurich Insurance Group AG	2,096	626
		10,724
Taiwan (1.6%)
Airtac International Group	32,000	309
Taiwan Semiconductor Manufacturing Co., Ltd.	341,000	2,475
		2,784
United Kingdom (11.8%)
ASOS PLC (a)	2,403	69
AstraZeneca PLC	27,591	2,063
AstraZeneca PLC ADR	9,910	376
BAE Systems PLC	130,645	763
British American Tobacco PLC	46,513	1,483
Burberry Group PLC	8,172	180
Diageo PLC	27,352	972
Ferguson PLC	3,224	206
GlaxoSmithKline PLC	74,410	1,412
Glencore PLC (a)	94,670	349
Indivior PLC (a)	16,953	24
Intertek Group PLC	3,793	231
Johnson Matthey PLC	2,526	90
Melrose Industries PLC	34,621	72
Micro Focus International PLC	11,865	207
Prudential PLC	14,422	258
Reckitt Benckiser Group PLC	16,042	1,225
RELX PLC (a)	67,046	1,380
RELX PLC	20,956	430
Rolls-Royce Holdings PLC (a)	510,738	1
Royal Dutch Shell PLC, Class A	42,335	1,243
Royal Dutch Shell PLC, Class B	31,111	926
Sage Group PLC (The)	72,435	555
Shire PLC	53,396	3,103
Smith & Nephew PLC	35,901	668
TechnipFMC PLC	3,806	77
Unilever PLC	44,586	2,334
		20,697
United States (7.5%)
Allergan PLC	2,900	388
Alphabet, Inc., Class A (a)	900	940
American Tower Corp. REIT	2,400	380
Biogen, Inc. (a)	2,100	632
Booking Holdings, Inc. (a)	530	913
Bristol-Myers Squibb Co.	12,100	629
Charles River Laboratories International, Inc. (a)	2,300	260
Cognex Corp.	7,900	306
Editas Medicine, Inc. (a)	4,400	100
Halliburton Co.	12,600	335
ICON PLC (a)	4,120	532
Incyte Corp. (a)	3,100	197
Intellia Therapeutics, Inc. (a)	6,300	86
Intuitive Surgical, Inc. (a)	600	287
Mastercard, Inc., Class A	3,200	604

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United States (cont'd)
Medtronic PLC	7,400	$673
MercadoLibre, Inc.	700	205
Microsoft Corp.	8,300	843
Newmont Mining Corp.	25,000	866
Palo Alto Networks, Inc. (a)	2,900	546
PepsiCo, Inc.	3,200	354
Schlumberger Ltd.	53,800	1,941
Visa, Inc., Class A	8,900	1,174
		13,191
Total Common Stocks (Cost $148,800)		161,864
Short-Term Investments (5.3%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	19,001	19
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $1; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $1)	$1	1
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $3; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $3)	3	3
		4
Total Securities held as Collateral on Loaned Securities (Cost $23)		23
	Shares	Value (000)
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $9,252)	9,252,146	$9,252
Total Short-Term Investments (Cost $9,275)		9,275
Total Investments (97.8%) (Cost $158,075) Including $44 of Securities Loaned (g)(h)(i)		171,139
Other Assets in Excess of Liabilities (2.2%)		3,929
Net Assets (100.0%)		$175,068

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(d)  Security trades on the Hong Kong exchange.

(e)  Security has been deemed illiquid at December 31, 2018.

(f)  At December 31, 2018, the Fund held a fair valued security valued at less than $500, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and futures contracts.

(h)  The approximate fair value and percentage of net assets, $137,898,000 and 78.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(i)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $159,260,000. The aggregate gross unrealized appreciation is approximately $23,749,000 and the aggregate gross unrealized depreciation is approximately $11,687,000, resulting in net unrealized appreciation of approximately $12,062,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Citibank NA	EUR	1,593		$1,824	3/14/19	$(12)
Goldman Sachs International		$2,745	MYR	11,469	3/14/19	28
JPMorgan Chase Bank NA		$2,432	MXN	49,593	3/14/19	64
State Street Bank and Trust Co.	HKD	35,433		$4,538	3/14/19	3
State Street Bank and Trust Co.		$2,402	GBP	1,894	3/14/19	20
State Street Bank and Trust Co.		$1,902	JPY	212,626	3/14/19	48
						$151

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
FTSE 100 Index (United Kingdom)	30	Mar-19	—	@	$2,546	$4
FTSE KLCI Index (Malaysia)	139	Jan-19	7		2,845	56
MEX BOLSA Index (Mexico)	118	Mar-19	1		2,508	38
MSCI Emerging Market E Mini (United States)	47	Mar-19	2		2,272	(57)
SGX NIFTY 50 (Singapore)	80	Jan-19	—	@	1,748	(9)
						$32

@    Amount is less than $500.

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	74.2%
Pharmaceuticals	11.0
Banks	9.4
Short-Term Investments	5.4
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long futures contracts with a value of approximately $11,919,000 and net unrealized appreciation of approximately $32,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $151,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Active International Allocation Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $148,294)	$161,640
Investments in Securities of Affiliated Issuers, at Value (Cost $9,781)	9,499
Total Investments in Securities, at Value (Cost $158,075)	171,139
Foreign Currency, at Value (Cost $48)	41
Receivable for Investments Sold	6,744
Receivable for Variation Margin on Futures Contracts	613
Receivable for Fund Shares Sold	504
Tax Reclaim Receivable	398
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	163
Dividends Receivable	147
Receivable from Affiliate	17
Receivable from Securities Lending Income	1
Other Assets	41
Total Assets	179,808
Liabilities:
Payable for Investments Purchased	3,543
Payable for Fund Shares Redeemed	669
Payable for Advisory Fees	232
Payable for Professional Fees	95
Payable for Directors' Fees and Expenses	30
Collateral on Securities Loaned, at Value	23
Deferred Capital Gain Country Tax	21
Payable for Custodian Fees	20
Payable for Sub Transfer Agency Fees — Class I	10
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	11
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	12
Payable for Administration Fees	12
Payable for Transfer Agency Fees — Class I	3
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Bank Overdraft	1
Other Liabilities	40
Total Liabilities	4,740
Net Assets	$175,068
Net Assets Consist of:
Paid-in-Capital	$174,574
Total Distributable Earnings	494
Net Assets	$175,068

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Active International Allocation Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$119,925
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	9,938,100
Net Asset Value, Offering and Redemption Price Per Share	$12.07
CLASS A:
Net Assets	$50,726
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,105,360
Net Asset Value, Redemption Price Per Share	$12.36
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$13.04
CLASS L:
Net Assets	$4,375
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	355,048
Net Asset Value, Offering and Redemption Price Per Share	$12.32
CLASS C:
Net Assets	$42
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,387
Net Asset Value, Offering and Redemption Price Per Share	$12.34
(1) Including: Securities on Loan, at Value:	$44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Active International Allocation Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $298 of Foreign Taxes Withheld)	$4,996
Dividends from Securities of Affiliated Issuers (Note G)	265
Income from Securities Loaned — Net	56
Total Investment Income	5,317
Expenses:
Advisory Fees (Note B)	1,351
Shareholder Services Fees — Class A (Note D)	150
Distribution and Shareholder Services Fees — Class L (Note D)	42
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Administration Fees (Note C)	166
Professional Fees	149
Shareholder Reporting Fees	137
Registration Fees	55
Custodian Fees (Note F)	49
Sub Transfer Agency Fees — Class I	24
Sub Transfer Agency Fees — Class A	22
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	28
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Directors' Fees and Expenses	9
Other Expenses	34
Total Expenses	2,242
Waiver of Advisory Fees (Note B)	(108)
Reimbursement of Class Specific Expenses — Class I (Note B)	(32)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(33)
Net Expenses	2,067
Net Investment Income	3,250
Realized Gain (Loss):
Investments Sold (Net of $2 of Capital Gain Country Tax)	7,040
Investments in Affiliates	(233)
Foreign Currency Forward Exchange Contracts	(362)
Foreign Currency Translation	(391)
Futures Contracts	(1,927)
Net Realized Gain	4,127
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $23)	(38,914)
Investments in Affiliates	61
Foreign Currency Forward Exchange Contracts	(49)
Foreign Currency Translation	(63)
Futures Contracts	(622)
Net Change in Unrealized Appreciation (Depreciation)	(39,587)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(35,460)
Net Decrease in Net Assets Resulting from Operations	$(32,210)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Active International Allocation Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,250	$3,025
Net Realized Gain	4,127	19,186
Net Change in Unrealized Appreciation (Depreciation)	(39,587)	29,205
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,210)	51,416
Dividends and Distributions to Shareholders:
Class I	(2,041)	(3,170	)*
Class A	(655)	(1,073	)*
Class L	(29)	(75	)*
Class C	(— @)	(—	@)*
Total Dividends and Distributions to Shareholders	(2,725)	(4,318)
Capital Share Transactions:(1)
Class I:
Subscribed	10,181	6,465
Distributions Reinvested	2,032	3,157
Redeemed	(23,890)	(57,220)
Class A:
Subscribed	9,153	6,669
Distributions Reinvested	646	1,059
Redeemed	(14,703)	(11,227)
Class L:
Exchanged	50	—
Distributions Reinvested	28	74
Redeemed	(1,267)	(928)
Class C:
Subscribed	27	13
Distributions Reinvested	— @	—	@
Redeemed	— @	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(17,743)	(51,938)
Redemption Fees	— @	1
Total Decrease in Net Assets	(52,678)	(4,839)
Net Assets:
Beginning of Period	227,746	232,585
End of Period	$175,068	$227,746	†

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Active International Allocation Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	736	501
Shares Issued on Distributions Reinvested	164	221
Shares Redeemed	(1,720)	(4,302)
Net Decrease in Class I Shares Outstanding	(820)	(3,580)
Class A:
Shares Subscribed	668	489
Shares Issued on Distributions Reinvested	51	73
Shares Redeemed	(1,056)	(826)
Net Decrease in Class A Shares Outstanding	(337)	(264)
Class L:
Shares Exchanged	4	—
Shares Issued on Distributions Reinvested	2	5
Shares Redeemed	(90)	(69)
Net Decrease in Class L Shares Outstanding	(84)	(64)
Class C:
Shares Subscribed	2	1
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	—
Net Increase in Class C Shares Outstanding	2	1

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(3,170)
Class A:
Net Investment Income		$(1,073)
Class L:
Net Investment Income		$(75)
Class C:
Net Investment Income	$	(— @)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(477).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.46		$11.83		$12.20		$12.52		$13.75
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.19		0.26		0.22		0.34
Net Realized and Unrealized Gain (Loss)	(2.41)		2.74		(0.34)		(0.42)		(1.22)
Total from Investment Operations	(2.18)		2.93		(0.08)		(0.20)		(0.88)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.30)		(0.29)		(0.12)		(0.35)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$12.07		$14.46		$11.83		$12.20		$12.52
Total Return(4)	(15.14)%		24.76%		(0.67)%		(1.63)%		(6.37)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$119,925		$155,550		$169,589		$197,733		$219,467
Ratio of Expenses to Average Net Assets(6)	0.88	%(5)	0.88	%(5)	0.76	%(5)	0.89	%(5)	0.88	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	1.67	%(5)	1.44	%(5)	2.18	%(5)	1.66	%(5)	2.53	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	43%		22%		40%		30%		32%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%		1.14%		0.94%		0.92%		0.99%
Net Investment Income to Average Net Assets	1.58%		1.18%		2.00%		1.63%		2.42%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.13% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.13% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Active International Allocation Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.79		$12.10		$12.47		$12.79		$14.03
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.19		0.14		0.21		0.17		0.30
Net Realized and Unrealized Gain (Loss)	(2.46)		2.80		(0.34)		(0.42)		(1.24)
Total from Investment Operations	(2.27)		2.94		(0.13)		(0.25)		(0.94)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.25)		(0.24)		(0.07)		(0.30)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$12.36		$14.79		$12.10		$12.47		$12.79
Total Return(4)	(15.38)%		24.29%		(1.05)%		(1.95)%		(6.70)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,726		$65,710		$56,934		$64,482		$71,938
Ratio of Expenses to Average Net Assets(6)	1.19	%(5)	1.23	%(5)	1.14	%(5)	1.24	%(5)	1.23	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	1.37	%(5)	1.02	%(5)	1.79	%(5)	1.31	%(5)	2.18	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	43%		22%		40%		30%		32%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26%		1.48%		1.32%		1.28%		1.31%
Net Investment Income to Average Net Assets	1.30%		0.77%		1.61%		1.27%		2.10%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.10% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.10% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Active International Allocation Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.73		$12.04		$12.41		$12.74		$13.97
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.07		0.14		0.11		0.23
Net Realized and Unrealized Gain (Loss)	(2.46)		2.79		(0.35)		(0.42)		(1.23)
Total from Investment Operations	(2.33)		2.86		(0.21)		(0.31)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.17)		(0.16)		(0.02)		(0.23)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$12.32		$14.73		$12.04		$12.41		$12.74
Total Return(4)	(15.87)%		23.80%		(1.68)%		(2.44)%		(7.17)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,375		$6,463		$6,053		$7,495		$8,606
Ratio of Expenses to Average Net Assets(6)	1.69	%(5)	1.73	%(5)	1.74	%(5)	1.74	%(5)	1.73	%(5)
Ratio of Net Investment Income to Average Net Assets(6)	0.92	%(5)	0.54	%(5)	1.20	%(5)	0.82	%(5)	1.68	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.01%		0.02%
Portfolio Turnover Rate	43%		22%		40%		30%		32%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76%		2.07%		1.93%		1.87%		1.87%
Net Investment Income to Average Net Assets	0.85%		0.20%		1.01%		0.69%		1.54%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Active International Allocation Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.77		$12.15		$12.38		$13.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.09		(0.00	)(4)	0.14		(0.00	)(4)
Net Realized and Unrealized Gain (Loss)	(2.45)		2.83		(0.37)		(1.53)
Total from Investment Operations	(2.36)		2.83		(0.23)		(1.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.21)		—		(0.03)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$12.34		$14.77		$12.15		$12.38
Total Return(5)	(16.04)%		23.42%		(1.94)%		(10.96	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$42		$23		$9		$32
Ratio of Expenses to Average Net Assets(9)	1.98	%(6)	1.97	%(6)	1.99	%(6)	1.99	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	0.67	%(6)	(0.03	)%(6)	1.19	%(6)	(0.04	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.03%		0.01%		0.01	%(8)
Portfolio Turnover Rate	43%		22%		40%		30%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	7.18%		20.06%		8.58%		4.26	%(8)
Net Investment Loss to Average Net Assets	(4.53)%		(18.12)%		(5.40)%		(2.31	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Active International Allocation Portfolio. The Fund seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by Morgan Stanley Investment Management Inc. (the "Adviser") and/or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices. Effective June 30, 2018, MSIM Company is no longer a Sub-Adviser to the Fund.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$1	$1,794	$—	$1,795
Airlines	676	—	—	676
Auto Components	—	457	—	457
Automobiles	—	5,155	—	5,155
Banks	3,203	12,934	—	16,137
Beverages	354	4,820	—	5,174
Biotechnology	1,015	3,690	—	4,705
Building Products	—	1,404	—	1,404
Capital Markets	—	986	—	986
Chemicals	—	2,553	—	2,553
Commercial Services & Supplies	—	747	—	747
Communications Equipment	546	2,235	—	2,781
Construction Materials	—	975	—	975
Diversified Telecommunication Services	—	664	—	664
Electric Utilities	—	1,531	—	1,531
Electrical Equipment	—	1,093	—	1,093
Electronic Equipment, Instruments & Components	306	2,462	—	2,768
Energy Equipment & Services	2,276	77	—	2,353
Equity Real Estate Investment Trusts (REITs)	380	57	—	437
Food & Staples Retailing	—	2,250	—	2,250
Food Products	—	7,400	—	7,400
Health Care Equipment & Supplies	960	4,014	—	4,974
Health Care Providers & Services	—	483	—	483
Hotels, Restaurants & Leisure	—	768	—	768
Household Durables	—	792	—	792
Household Products	—	3,098	—	3,098
Independent Power & Renewable Electricity Producers	—	182	—	182
Information Technology Services	1,778	2,116	—	3,894
Insurance	—	7,489	—	7,489
Interactive Media & Services	1,733	4,247	—	5,980
Internet & Direct Marketing Retail	3,017	238	—	3,255
Leisure Products	—	720	—	720
Life Sciences Tools & Services	1,236	821	—	2,057
Machinery	—	3,449	—	3,449
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Media	$—	$1,119	$—		$1,119
Metals & Mining	3,063	349	—		3,412
Multi-Line Retail	—	700	—		700
Multi-Utilities	—	1,020	—		1,020
Oil, Gas & Consumable Fuels	—	4,254	—		4,254
Personal Products	—	8,320	—		8,320
Pharmaceuticals	1,393	17,467	—		18,860
Professional Services	—	3,942	—		3,942
Real Estate Management & Development	—	1,318	—	@	1,318
Road & Rail	—	1,062	—		1,062
Semiconductors & Semiconductor Equipment	—	3,251	—		3,251
Software	843	4,893	—		5,736
Specialty Retail	—	914	—		914
Tech Hardware, Storage & Peripherals	—	378	—		378
Textiles, Apparel & Luxury Goods	—	2,630	—		2,630
Thrifts & Mortgage Finance	—	1,128	—		1,128
Tobacco	—	1,764	—		1,764
Trading Companies & Distributors	—	1,370	—		1,370
Transportation Infrastructure	—	813	—		813
Wireless Telecommunication Services	—	691	—		691
Total Common Stocks	22,780	139,084	—	@	161,864
Short-Term Investments
Investment Company	9,271	—	—		9,271
Repurchase Agreements	—	4	—		4
Total Short-Term Investments	9,271	4	—		9,275
Foreign Currency Forward Exchange Contracts	—	163	—		163
Futures Contracts	98	—	—		98
Total Assets	32,149	139,251	—	@	171,400
Liabilities:
Foreign Currency Forward Exchange Contract	—	(12)	—		(12)
Futures Contracts	(66)	—	—		(66)
Total Liabilities	(66)	(12)	—		(78)
Total	$32,083	$139,239	$—	@	$171,322

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.
23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance		$—	@
Purchases		—
Sales		—
Amortization of discount		—
Transfers in		—
Transfers out		—
Corporate actions		—
Change in unrealized appreciation (depreciation)		(—	@)
Realized gains (losses)		—
Ending Balance		$—	@
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$	(—	@)

@  Value is less than $500.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$163
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	98	(a)
Total			$261
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(12)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(66	)(a)
Total			$(78)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(362)
Equity Risk	Futures Contracts	(1,927)
	Total	$(2,289)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(49)
Equity Risk	Futures Contracts	(622)
	Total	$(671)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$163	$(12)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$64	$—	$—	$64
Goldman Sachs International	28	—	—	28
State Street Bank and Trust Co.	71	—	—	71
Total	$163	$—	$—	$163
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Citibank NA	$12	$—	$—	$12

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$25,499,000
Futures Contracts:
Average monthly notional value	$24,053,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$44	(d)	$—	$(44	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $23,000, of which approximately $23,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of less than $500, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $23,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$23	$—	$—	$—	$23
Total Borrowings	$23	$—	$—	$—	$23
Gross amount of recognized liabilities for securities lending transactions					$23

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares and Class C shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.65%	0.60%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares and 2.00% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $108,000 of advisory fees were waived and approximately $34,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

Effective June 30, 2018, MSIM Company is no longer a Sub-Adviser to the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $81,224,000 and $84,052,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $33,000 relating to the Fund's investment in the Liquidity Funds.

The Fund had transactions with Mitsubishi UFJ Financial Group, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$27,978	$56,979	$75,687	$252
Mitsubishi UFJ Financial Group, Inc.	679	—	278	13
Total	$28,657	$56,979	$75,965	$265
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$9,271
Mitsubishi UFJ Financial Group, Inc.	(233)	61	228
Total	$(233)	$61	$9,499

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,725	$—	$4,318	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$19	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,828,000 and $7,712,000, respectively that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $2,197,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 83.1%.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Active International Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Active International Allocation Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Active International Allocation Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 0.9% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,859,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $134,000 and has derived net income from sources within foreign countries amounting to approximately $5,275,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIAIAANN
2400391 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Advantage Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$921.40	$1,020.97	$4.07	$4.28	0.84%
Advantage Portfolio Class A	1,000.00	919.90	1,019.31	5.66	5.96	1.17
Advantage Portfolio Class L	1,000.00	920.80	1,020.16	4.84	5.09	1.00
Advantage Portfolio Class C	1,000.00	916.40	1,015.68	9.13	9.60	1.89
Advantage Portfolio Class IS	1,000.00	921.60	1,021.17	3.87	4.08	0.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 3.74%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned –1.51%.

Factors Affecting Performance

•  U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017's historically low levels, with especially sharp price swings in February, October and December 2018.

•  Within the Index, utilities, consumer discretionary and information technology were the best-performing sectors, while energy, materials and communication services were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was largely driven by stock selection. Sector allocation marginally detracted from relative performance.

•  The consumer discretionary, information technology and industrials sectors contributed the most to relative performance. Both stock selection and an overweight allocation in consumer discretionary were advantageous, led by strong results from an online retail and cloud computing leader, which was also the top contributing holding across the whole portfolio. Our stock selection in information technology added value, led by a provider of cloud-based human resources and financial management software, but relative gains were partially offset by an underweight to the sector, which detracted. In the industrials sector, our stock selection was beneficial, which more than made up for the relative loss from an overweight to the sector.

•  The materials and financials sectors were the largest sector detractors in the reporting period. The overweight allocation to materials was detrimental as the sector was among the worst performers in the market, while stock selection in financials underperformed. The largest detractor across the portfolio was a video game publisher, which is in the communication services sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	3.74%	11.24%	17.78%	11.70%
Fund — Class A Shares w/o sales charges(4)	3.37	10.86	—	15.18
Fund — Class A Shares with maximum 5.25% sales charges(4)	–2.06	9.67	—	14.46
Fund — Class L Shares w/o sales charges(4)	3.61	11.12	17.66	11.56
Fund — Class C Shares w/o sales charges(6)	2.64	—	—	9.99
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	1.67	—	—	9.99
Fund — Class IS Shares w/o sales charges(5)	3.74	11.29	—	13.60
Russell 1000® Growth Index	–1.51	10.40	15.29	10.33
Lipper Large-Cap Growth Funds Index	–0.47	8.98	14.09	8.87

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Core Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Advantage Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (95.1%)
Aerospace & Defense (1.2%)
United Technologies Corp.	30,907	$3,291
Capital Markets (2.9%)
MSCI, Inc.	26,047	3,840
S&P Global, Inc.	22,373	3,802
		7,642
Chemicals (2.9%)
Ecolab, Inc.	25,514	3,760
Linde PLC	25,032	3,906
		7,666
Commercial Services & Supplies (4.3%)
Copart, Inc. (a)	80,918	3,866
Rollins, Inc.	97,851	3,533
Waste Management, Inc.	43,040	3,830
		11,229
Construction Materials (1.4%)
Martin Marietta Materials, Inc.	21,069	3,621
Entertainment (4.0%)
Activision Blizzard, Inc.	82,031	3,820
Walt Disney Co. (The)	60,958	6,684
		10,504
Health Care Equipment & Supplies (6.4%)
Danaher Corp.	38,482	3,968
Intuitive Surgical, Inc. (a)	26,614	12,746
		16,714
Health Care Providers & Services (3.3%)
UnitedHealth Group, Inc.	35,175	8,763
Hotels, Restaurants & Leisure (4.7%)
Starbucks Corp.	192,412	12,391
Interactive Media & Services (14.5%)
Alphabet, Inc., Class C (a)	8,910	9,227
Facebook, Inc., Class A (a)	69,253	9,079
IAC/InterActiveCorp (a)	38,834	7,108
Twitter, Inc. (a)	438,493	12,602
		38,016
Internet & Direct Marketing Retail (11.2%)
Amazon.com, Inc. (a)	14,608	21,941
Booking Holdings, Inc. (a)	2,190	3,772
MercadoLibre, Inc.	13,166	3,856
		29,569
Machinery (1.4%)
Fortive Corp.	53,705	3,634
Pharmaceuticals (5.0%)
Elanco Animal Health, Inc. (a)	208,658	6,579
Zoetis, Inc.	78,542	6,718
		13,297
Road & Rail (6.4%)
Canadian National Railway Co. (Canada)	107,924	7,998
Union Pacific Corp.	63,556	8,786
		16,784
	Shares	Value (000)
Software (22.1%)
Adobe, Inc. (a)	41,986	$9,499
Constellation Software, Inc. (Canada)	5,923	3,791
Intuit, Inc.	19,841	3,906
salesforce.com, Inc. (a)	75,168	10,296
ServiceNow, Inc. (a)	80,387	14,313
Workday, Inc., Class A (a)	101,349	16,183
		57,988
Textiles, Apparel & Luxury Goods (3.4%)
LVMH Moet Hennessy Louis Vuitton SE (France)	30,075	8,837
Total Common Stocks (Cost $232,175)		249,946
Short-Term Investment (7.0%)
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $18,432)	18,432,247	18,432
Total Investments Excluding Purchased Options (102.1%) (Cost $250,607)		268,378
Total Purchased Options Outstanding (0.1%) (Cost $610)		136
Total Investments (102.2%) (Cost $251,217) (b)(c)		268,514
Liabilities in Excess of Other Assets (–2.2%)		(5,715)
Net Assets (100.0%)		$262,799

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $8,837,000 and 3.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $253,539,000. The aggregate gross unrealized appreciation is approximately $21,458,000 and the aggregate gross unrealized depreciation is approximately $6,483,000, resulting in net unrealized appreciation of approximately $14,975,000.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	26,392,104	26,392	$3	$114	$(111)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	48,816,064	48,816	53	238	(185)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	43,802,720	43,803	80	258	(178)
							$136	$610	$(474)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	28.9%
Software	21.6
Interactive Media & Services	14.2
Internet & Direct Marketing Retail	11.0
Short-Term Investments	6.9
Road & Rail	6.2
Health Care Equipment & Supplies	6.2
Pharmaceuticals	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $232,785)	$250,082
Investment in Security of Affiliated Issuer, at Value (Cost $18,432)	18,432
Total Investments in Securities, at Value (Cost $251,217)	268,514
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	3,129
Dividends Receivable	72
Tax Reclaim Receivable	25
Receivable from Affiliate	22
Other Assets	74
Total Assets	271,837
Liabilities:
Payable for Investments Purchased	7,381
Payable for Fund Shares Redeemed	921
Due to Broker	270
Payable for Advisory Fees	228
Payable for Professional Fees	79
Payable for Shareholder Services Fees — Class A	9
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	27
Payable for Sub Transfer Agency Fees — Class I	26
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Reorganization Expense	25
Payable for Administration Fees	18
Payable for Transfer Agency Fees — Class I	6
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	1
Payable for Custodian Fees	5
Bank Overdraft	1
Other Liabilities	32
Total Liabilities	9,038
Net Assets	$262,799
Net Assets Consist of:
Paid-in-Capital	$248,333
Total Distributable Earnings	14,466
Net Assets	$262,799

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$156,782
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,473,187
Net Asset Value, Offering and Redemption Price Per Share	$20.98
CLASS A:
Net Assets	$42,959
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,091,233
Net Asset Value, Redemption Price Per Share	$20.54
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.14
Maximum Offering Price Per Share	$21.68
CLASS L:
Net Assets	$3,751
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	179,293
Net Asset Value, Offering and Redemption Price Per Share	$20.92
CLASS C:
Net Assets	$32,706
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,627,083
Net Asset Value, Offering and Redemption Price Per Share	$20.10
CLASS IS:
Net Assets	$26,601
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,265,431
Net Asset Value, Offering and Redemption Price Per Share	$21.02

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Advantage Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $39 of Foreign Taxes Withheld)	$1,065
Dividends from Security of Affiliated Issuer (Note G)	123
Total Investment Income	1,188
Expenses:
Advisory Fees (Note B)	963
Shareholder Services Fees — Class A (Note D)	69
Distribution and Shareholder Services Fees — Class L (Note D)	32
Distribution and Shareholder Services Fees — Class C (Note D)	187
Professional Fees	131
Administration Fees (Note C)	119
Sub Transfer Agency Fees — Class I	66
Sub Transfer Agency Fees — Class A	28
Sub Transfer Agency Fees — Class L	2
Sub Transfer Agency Fees — Class C	10
Registration Fees	73
Shareholder Reporting Fees	28
Transfer Agency Fees — Class I (Note E)	4
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	4
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	17
Directors' Fees and Expenses	7
Pricing Fees	2
Other Expenses	27
Total Expenses	1,779
Waiver of Advisory Fees (Note B)	(167)
Reimbursement of Class Specific Expenses — Class I (Note B)	(40)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Distribution Fees — Class L Shares Waived (Note D)	(30)
Rebate from Morgan Stanley Affiliate (Note G)	(13)
Net Expenses	1,527
Net Investment Loss	(339)
Realized Gain (Loss):
Investments Sold	4,793
Foreign Currency Translation	(3)
Net Realized Gain	4,790
Change in Unrealized Appreciation (Depreciation):
Investments	(8,648)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(8,649)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,859)
Net Decrease in Net Assets Resulting from Operations	$(4,198)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(339)	$(142)
Net Realized Gain	4,790	9,823
Net Change in Unrealized Appreciation (Depreciation)	(8,649)	17,275
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,198)	26,956
Dividends and Distributions to Shareholders:
Class I	(4,501)	(3,748	)*
Class A	(1,722)	(1,700	)*
Class L	(233)	(294	)*
Class C	(1,230)	(836	)*
Class IS	(1,253)	(1,216	)*
Total Dividends and Distributions to Shareholders	(8,939)	(7,794)
Capital Share Transactions:(1)
Class I:
Subscribed	71,760	11,335
Issued due to a Tax-free Reorganization	74,516	—
Distributions Reinvested	4,501	3,748
Redeemed	(40,550)	(13,359)
Class A:
Subscribed	22,223	4,674
Issued due to a Tax-free Reorganization	12,842	—
Distributions Reinvested	1,722	1,700
Redeemed	(15,270)	(6,744)
Class L:
Exchanged	—	20
Issued due to a Tax-free Reorganization	107	—
Distributions Reinvested	233	282
Redeemed	(618)	(722)
Class C:
Subscribed	17,251	4,367
Issued due to a Tax-free Reorganization	9,885	—
Distributions Reinvested	1,228	834
Redeemed	(5,204)	(1,219)
Class IS:
Subscribed	10,421	—
Distributions Reinvested	1,252	1,215
Redeemed	(1,534)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	164,765	6,131
Total Increase in Net Assets	151,628	25,293
Net Assets:
Beginning of Period	111,171	85,878
End of Period	$262,799	$111,171	†

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	3,152	573
Shares Issued due to a Tax-free Reorganization	3,393	—
Shares Issued on Distributions Reinvested	203	177
Shares Redeemed	(1,792)	(677)
Net Increase in Class I Shares Outstanding	4,956	73
Class A:
Shares Subscribed	991	237
Shares Issued due to a Tax-free Reorganization	597	—
Shares Issued on Distributions Reinvested	79	82
Shares Redeemed	(700)	(345)
Net Increase (Decrease) in Class A Shares Outstanding	967	(26)
Class L:
Shares Exchanged	—	1
Shares Issued due to a Tax-free Reorganization	5	—
Shares Issued on Distributions Reinvested	10	13
Shares Redeemed	(26)	(35)
Net Decrease in Class L Shares Outstanding	(11)	(21)
Class C:
Shares Subscribed	771	219
Shares Issued due to a Tax-free Reorganization	469	—
Shares Issued on Distributions Reinvested	58	41
Shares Redeemed	(239)	(63)
Net Increase in Class C Shares Outstanding	1,059	197
Class IS:
Shares Subscribed	461	—
Shares Issued on Distributions Reinvested	56	57
Shares Redeemed	(68)	—
Net Increase in Class IS Shares Outstanding	449	57

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(3,748)
Class A:
Net Realized Gain	$(1,700)
Class L:
Net Realized Gain	$(294)
Class C:
Net Realized Gain	$(836)
Class IS:
Net Realized Gain	$(1,216)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was (—@).

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.45		$17.47		$17.40		$16.83		$16.41
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.00	(3)	0.07		0.01		0.04
Net Realized and Unrealized Gain	0.87		5.57		0.42		2.11		1.15
Total from Investment Operations	0.86		5.57		0.49		2.12		1.19
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.02)		(0.01)
Net Realized Gain	(1.33)		(1.59)		(0.38)		(1.53)		(0.76)
Total Distributions	(1.33)		(1.59)		(0.42)		(1.55)		(0.77)
Net Asset Value, End of Period	$20.98		$21.45		$17.47		$17.40		$16.83
Total Return(4)	3.74%		32.06%		2.82%		12.56%		7.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$156,782		$54,002		$42,695		$24,718		$17,971
Ratio of Expenses to Average Net Assets(8)	0.84	%(5)	0.84	%(5)	0.84	%(5)	0.86	%(5)(6)	1.04	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.02	)%(5)	0.02	%(5)	0.38	%(5)	0.06	%(5)	0.23	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	79%		65%		79%		51%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01%		1.09%		1.15%		1.49%		1.78%
Net Investment Income (Loss) to Average Net Assets	(0.19)%		(0.23)%		0.07%		(0.57)%		(0.51)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.10		$17.26		$17.22		$16.70		$16.34
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.06)		0.01		(0.06)		(0.03)
Net Realized and Unrealized Gain	0.85		5.49		0.41		2.11		1.15
Total from Investment Operations	0.77		5.43		0.42		2.05		1.12
Distributions from and/or in Excess of:
Net Realized Gain	(1.33)		(1.59)		(0.38)		(1.53)		(0.76)
Net Asset Value, End of Period	$20.54		$21.10		$17.26		$17.22		$16.70
Total Return(3)	3.37%		31.64%		2.47%		12.20%		7.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,959		$23,715		$19,850		$11,939		$3,738
Ratio of Expenses to Average Net Assets(6)	1.17	%(4)	1.19	%(4)	1.19	%(4)	1.18	%(4)(5)	1.39	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets(6)	(0.37	)%(4)	(0.32	)%(4)	0.04	%(4)	(0.31	)%(4)	(0.15	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	79%		65%		79%		51%		31%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29%		1.39%		1.43%		1.87%		2.14%
Net Investment Loss to Average Net Assets	(0.49)%		(0.52)%		(0.20)%		(1.00)%		(0.90)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.40% for Class A shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.42		$17.46		$17.40		$16.82		$16.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.05)		(0.02)		0.04		(0.01)		0.02
Net Realized and Unrealized Gain	0.88		5.57		0.43		2.12		1.14
Total from Investment Operations	0.83		5.55		0.47		2.11		1.16
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.03)		—		(0.00	)(3)
Net Realized Gain	(1.33)		(1.59)		(0.38)		(1.53)		(0.76)
Total Distributions	(1.33)		(1.59)		(0.41)		(1.53)		(0.76)
Net Asset Value, End of Period	$20.92		$21.42		$17.46		$17.40		$16.82
Total Return(4)	3.61%		31.96%		2.72%		12.47%		7.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,751		$4,077		$3,684		$5,369		$6,549
Ratio of Expenses to Average Net Assets(7)	0.98	%(5)	0.96	%(5)	0.91	%(5)	0.97	%(5)(6)	1.18	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.21	)%(5)	(0.10	)%(5)	0.26	%(5)	(0.03	)%(5)	0.12	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	79%		65%		79%		51%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%		1.87%		1.85%		2.33%		2.64%
Net Investment Loss to Average Net Assets	(1.05)%		(1.01)%		(0.68)%		(1.39)%		(1.34)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.99% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.19% for Class L shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Advantage Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$20.82		$17.16		$17.25		$18.08
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.24)		(0.20)		(0.12)		(0.14)
Net Realized and Unrealized Gain	0.85		5.45		0.41		0.86
Total from Investment Operations	0.61		5.25		0.29		0.72
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.02)
Net Realized Gain	(1.33)		(1.59)		(0.38)		(1.53)
Total Distributions	(1.33)		(1.59)		(0.38)		(1.55)
Net Asset Value, End of Period	$20.10		$20.82		$17.16		$17.25
Total Return(4)	2.64%		30.77%		1.71%		3.91	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,706		$11,835		$6,376		$1,776
Ratio of Expenses to Average Net Assets(8)	1.88	%(5)	1.90	%(5)	1.94	%(5)	1.94	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.08	)%(5)	(1.01	)%(5)	(0.72	)%(5)	(1.15	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01	%(7)
Portfolio Turnover Rate	79%		65%		79%		51%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.00%		2.10%		2.20%		2.83	%(7)
Net Investment Loss to Average Net Assets	(1.20)%		(1.21)%		(0.98)%		(2.04	)%(7)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Advantage Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.49		$17.48		$17.42		$16.84		$16.41
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		0.01		0.08		0.02		0.04
Net Realized and Unrealized Gain	0.87		5.59		0.41		2.11		1.16
Total from Investment Operations	0.86		5.60		0.49		2.13		1.20
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		(0.02)		(0.01)
Net Realized Gain	(1.33)		(1.59)		(0.38)		(1.53)		(0.76)
Total Distributions	(1.33)		(1.59)		(0.43)		(1.55)		(0.77)
Net Asset Value, End of Period	$21.02		$21.49		$17.48		$17.42		$16.84
Total Return(3)	3.74%		32.22%		2.79%		12.65%		7.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,601		$17,542		$13,273		$12		$12
Ratio of Expenses to Average Net Assets(7)	0.80	%(4)	0.80	%(4)	0.80	%(4)	0.82	%(4)(5)	1.00	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.04	)%(4)	0.07	%(4)	0.46	%(4)	0.10	%(4)	0.26	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(6)	0.01%
Portfolio Turnover Rate	79%		65%		79%		51%		31%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.93%		1.01%		1.05%		14.53%		18.84%
Net Investment Income (Loss) to Average Net Assets	(0.17)%		(0.14)%		0.21%		(13.61)%		(17.58)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.01% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On November 16, 2018, the Fund acquired the net assets of the Company's Insight Portfolio ("Insight"), an open-end investment company. Based on the respective valuations as of the close of business on November 16, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Insight on October 17, 2018 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 3,393,240 Class I shares of the Fund at a net asset value ("NAV") of $21.96 for 4,949,201 Class I shares of Insight; 597,044 Class A shares of the Fund at a NAV of $21.51 for 860,147 Class A shares of Insight; 4,867 Class L shares of the Fund at a NAV of $21.90 for 7,388 Class L shares of Insight; 469,147 Class C shares of the Fund at a NAV of $21.07 for 691,884 Class C shares of Insight. The net assets of Insight before the Reorganization were approximately $97,349,000, including unrealized appreciation (depreciation) of approximately $(29,000) at November 16, 2018. The investment portfolio of Insight, with a fair value of approximately $97,367,000 and identified cost of approximately $97,396,000, on November 16, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Insight was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $160,556,000. Immediately after the Reorganization, the net assets of the Fund were approximately $257,906,000.

Upon closing of the Reorganization, shareholders of Insight received shares of the Fund as follows:

Insight Portfolio	Advantage Portfolio
Class I	Class I
Class A	Class A
Class L	Class L
Class C	Class C

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro-forma results of operations for the year ended December 31, 2018, are approximately as follows:

Net investment income(1)	$1,964,000
Net realized gain and unrealized gain(2)	$861,000
Net increase in net assets resulting from operations	$2,825,000

(1) Approximately $(339,000) as reported, plus approximately $1,183,000 Insight prior to the Reorganization, plus approximately $1,120,000 of estimated pro-forma eliminated expenses.

(2) Approximately $(3,859,000) as reported, plus approximately $4,720,000 Insight prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Insight that have been included in the Fund's Statement of Operations since November 16, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$3,291	$—	$—	$3,291
Capital Markets	7,642	—	—	7,642
Chemicals	7,666	—	—	7,666
Commercial Services & Supplies	11,229	—	—	11,229
Construction Materials	3,621	—	—	3,621
Entertainment	10,504	—	—	10,504
Health Care Equipment & Supplies	16,714	—	—	16,714
Health Care Providers & Services	8,763	—	—	8,763
Hotels, Restaurants & Leisure	12,391	—	—	12,391
Interactive Media & Services	38,016	—	—	38,016
Internet & Direct Marketing Retail	29,569	—	—	29,569
Machinery	3,634	—	—	3,634
Pharmaceuticals	13,297	—	—	13,297
Road & Rail	16,784	—	—	16,784
Software	57,988	—	—	57,988
Textiles, Apparel & Luxury Goods	—	8,837	—	8,837
Total Common Stocks	241,109	8,837	—	249,946
Call Options Purchased	—	136	—	136
Short-Term Investment
Investment Company	18,432	—	—	18,432
Total Assets	$259,541	$8,973	$—	$268,514

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$136	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(208	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(298	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$136	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$136	(a)	$—	$(136)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	86,101,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.65%	0.60%	0.55%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 0.99% for Class L shares, 1.95% for Class C shares and 0.81% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $167,000 of advisory fees were waived and approximately $42,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2018, this waiver amounted to approximately $30,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $347,095,000 and $189,364,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $13,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,431	$97,378	$82,377	$123
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$18,432

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to
25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$542	$8,397	$761	$7,033

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$(597)	$597

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$532

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 24.4%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 68.71% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $8,397,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $213,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIADVANN
2401203 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Asia Opportunity Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Asia Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Asia Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Asia Opportunity Portfolio Class I	$1,000.00	$801.90	$1,019.66	$5.00	$5.60	1.10%
Asia Opportunity Portfolio Class A	1,000.00	800.70	1,017.69	6.76	7.58	1.49
Asia Opportunity Portfolio Class C	1,000.00	797.50	1,014.17	9.92	11.12	2.19
Asia Opportunity Portfolio Class IS	1,000.00	802.00	1,019.96	4.72	5.30	1.04

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Asia Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –13.65%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country Asia ex Japan Net Index (the "Index"), which returned –14.37%.

Factors Affecting Performance

•  Concerns about weaker global growth, exacerbated by unpredictable geopolitics and reduced liquidity from developed market central banks, drove widespread losses in global equity markets in the 12-month period. For the Asia ex Japan region, the slowdown in China's economy and deteriorating trade relations between the U.S. and China slackened export demand and dampened the outlook for technology company profits. A strong U.S. dollar, depreciating emerging market currencies and higher oil prices added to inflation pressures and tightening financial conditions. Overall for the year, Asia ex Japan was among the weakest performing global equity regions.

•  Asian equity markets declined 14.37% for the 12-month period ended December 31, 2018, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  Contributing positively to relative performance was our stock selection in consumer discretionary and financials, along with an overweight in consumer staples.

•  Relative detractors from performance included an overweight in consumer discretionary and stock selection in consumer staples and communication services.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We remain focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

•  At the close of the period ended December 31, 2018, consumer discretionary represented the largest sector weight in the Fund, followed by consumer staples and financials. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, consumer staples and health care and underweight positions in information technology, financials, industrials, real estate, materials, energy, communication services and utilities. This Fund had no industrials, real estate, materials, energy and utilities holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Asia Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 29, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country Asia ex Japan Net Index(1) and the Lipper Pacific Region ex Japan Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–13.65%	—	—	14.72%
Fund — Class A Shares w/o sales charges(4)	–13.89	—	—	14.35
Fund — Class A Shares with maximum 5.25% sales charges(4)	–18.40	—	—	12.33
Fund — Class C Shares w/o sales charges(4)	–14.58	—	—	13.46
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–15.43	—	—	13.46
Fund — Class IS Shares w/o sales charges(4)	–13.59	—	—	14.76
MSCI All Country Asia ex Japan Net Index	–14.37	—	—	8.48
Lipper Pacific Region ex Japan Funds Index	–16.20	—	—	5.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country Asia ex Japan Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Pacific Region ex Japan Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Pacific Region ex Japan Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Pacific Region ex Japan Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 29, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Asia Opportunity Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
China (58.7%)
Alibaba Group Holding Ltd. ADR (a)	8,896	$1,219
China Resources Beer Holdings Co., Ltd. (c)	486,300	1,685
Ctrip.com International Ltd. ADR (a)	44,345	1,200
Foshan Haitian Flavouring & Food Co., Ltd., Class A	203,764	2,040
Hangzhou Tigermed Consulting Co. Ltd., Class A	135,797	851
Huazhu Group Ltd. ADR (b)	51,948	1,487
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	312,799	1,048
Jiangsu Hengrui Medicine Co., Ltd., Class A	134,835	1,042
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	132,072	1,820
Kweichow Moutai Co., Ltd., Class A	21,096	1,811
Shenzhou International Group Holdings Ltd. (c)	153,000	1,721
Suofeiya Home Collection Co., Ltd., Class A	277,697	677
TAL Education Group ADR (a)	91,707	2,447
Tencent Holdings Ltd. (c)	37,800	1,498
		20,546
Hong Kong (9.5%)
AIA Group Ltd.	220,500	1,814
Haidilao International Holding Ltd. (a)(d)	373,000	813
Meituan Dianping, Class B (a)(b)	123,400	694
		3,321
India (11.1%)
HDFC Bank Ltd. ADR	37,579	3,893
Korea, Republic of (4.8%)
NAVER Corp.	15,478	1,686
Philippines (1.9%)
Jollibee Foods Corp.	119,620	664
Taiwan (12.2%)
Nien Made Enterprise Co., Ltd.	220,000	1,674
Silergy Corp.	60,000	874
Taiwan Semiconductor Manufacturing Co., Ltd.	239,000	1,735
		4,283
Total Common Stocks (Cost $34,303)		34,393
	Shares	Value (000)
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $883)	883,009	$883
Total Investments Excluding Purchased Options (100.7%) (Cost $35,186)		35,276
Total Purchased Options Outstanding (0.1%) (Cost $114)		23
Total Investments (100.8%) (Cost $35,300) Including $778 of Securities Loaned (e)(f)		35,299
Liabilities in Excess of Other Assets (–0.8%)		(293)
Net Assets (100.0%)		$35,006

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  The approximate fair value and percentage of net assets, $24,147,000 and 69.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $35,547,000. The aggregate gross unrealized appreciation is approximately $2,553,000 and the aggregate gross unrealized depreciation is approximately $2,801,000, resulting in net unrealized depreciation of approximately $248,000.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Asia Opportunity Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	6,749,451	6,749	$1	$29	$(28)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	9,522,180	9,522	10	47	(37)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	6,421,881	6,422	12	38	(26)
							$23	$114	$(91)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Beverages	15.1%
Other*	12.7
Interactive Media & Services	12.5
Banks	11.0
Food Products	8.8
Hotels, Restaurants & Leisure	8.4
Semiconductors & Semiconductor Equipment	7.4
Diversified Consumer Services	6.9
Household Durables	6.7
Internet & Direct Marketing Retail	5.4
Insurance	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Asia Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $34,417)	$34,416
Investment in Security of Affiliated Issuer, at Value (Cost $883)	883
Total Investments in Securities, at Value (Cost $35,300)	35,299
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	374
Receivable for Fund Shares Sold	121
Dividends Receivable	18
Receivable from Affiliate	4
Receivable from Securities Lending Income	1
Other Assets	48
Total Assets	35,865
Liabilities:
Payable for Investments Purchased	424
Payable for Fund Shares Redeemed	315
Payable for Professional Fees	76
Payable for Advisory Fees	9
Payable for Custodian Fees	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	2
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Administration Fees	3
Other Liabilities	10
Total Liabilities	859
Net Assets	$35,006
Net Assets Consist of:
Paid-in-Capital	$37,459
Total Accumulated Loss	(2,453)
Net Assets	$35,006

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Asia Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$25,479
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,753,195
Net Asset Value, Offering and Redemption Price Per Share	$14.53
CLASS A:
Net Assets	$6,930
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	480,662
Net Asset Value, Redemption Price Per Share	$14.42
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.80
Maximum Offering Price Per Share	$15.22
CLASS C:
Net Assets	$2,582
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	181,679
Net Asset Value, Offering and Redemption Price Per Share	$14.21
CLASS IS:
Net Assets	$15
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$14.54
(1) Including: Securities on Loan, at Value:	$778

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Asia Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $50 of Foreign Taxes Withheld)	$404
Dividends from Security of Affiliated Issuer (Note G)	48
Income from Securities Loaned — Net	9
Total Investment Income	461
Expenses:
Advisory Fees (Note B)	320
Professional Fees	138
Registration Fees	57
Custodian Fees (Note F)	52
Shareholder Services Fees — Class A (Note D)	21
Distribution and Shareholder Services Fees — Class C (Note D)	22
Administration Fees (Note C)	32
Sub Transfer Agency Fees — Class I	19
Sub Transfer Agency Fees — Class A	5
Sub Transfer Agency Fees — Class C	2
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	11
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	14
Directors' Fees and Expenses	4
Other Expenses	24
Total Expenses	728
Waiver of Advisory Fees (Note B)	(221)
Reimbursement of Class Specific Expenses — Class I (Note B)	(7)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(6)
Net Expenses	487
Net Investment Loss	(26)
Realized Loss:
Investments Sold	(2,342)
Foreign Currency Translation	(18)
Net Realized Loss	(2,360)
Change in Unrealized Appreciation (Depreciation):
Investments	(5,627)
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	(5,626)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(7,986)
Net Decrease in Net Assets Resulting from Operations	$(8,012)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Asia Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(26)	$(40)
Net Realized Gain (Loss)	(2,360)	560
Net Change in Unrealized Appreciation (Depreciation)	(5,626)	5,612
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,012)	6,132
Dividends and Distributions to Shareholders:
Class I	(184)	(177	)*
Class A	(55)	(32	)*
Class C	(17)	(5	)*
Class IS	(— @)	(—	@)*
Total Dividends and Distributions to Shareholders	(256)	(214)
Capital Share Transactions:(1)
Class I:
Subscribed	25,301	5,518
Distributions Reinvested	135	82
Redeemed	(10,225)	(172)
Class A:
Subscribed	14,058	1,637
Distributions Reinvested	55	32
Redeemed	(8,094)	(80)
Class C:
Subscribed	3,603	333
Distributions Reinvested	17	5
Redeemed	(813)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	24,037	7,355
Redemption Fees	3	1
Total Increase in Net Assets	15,772	13,274
Net Assets:
Beginning of Period	19,234	5,960
End of Period	$35,006	$19,234	†

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Asia Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,448	388
Shares Issued on Distributions Reinvested	8	5
Shares Redeemed	(643)	(11)
Net Increase in Class I Shares Outstanding	813	382
Class A:
Shares Subscribed	817	118
Shares Issued on Distributions Reinvested	3	2
Shares Redeemed	(510)	(5)
Net Increase in Class A Shares Outstanding	310	115
Class C:
Shares Subscribed	208	25
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(53)	—
Net Increase in Class C Shares Outstanding	156	25

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain		$(177)
Class A:
Net Realized Gain		$(32)
Class C:
Net Realized Gain		$(5)
Class IS:
Net Realized Gain	$	(— @)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(56).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Asia Opportunity Portfolio

	Class I
	Year Ended December 31,						Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$16.92		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.04)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(2.30)		7.47		(0.10)		0.03
Total from Investment Operations	(2.29)		7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.08)		—
Net Realized Gain	(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		(0.14)		—
Total Distributions	(0.10)		(0.19)		(0.22)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.53		$16.92		$9.68		$10.03
Total Return(4)	(13.65)%		76.82%		(1.34)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,479		$15,913		$5,405		$5,587
Ratio of Expenses to Average Net Assets(8)	1.09	%(5)	1.06	%(5)	1.08	%(5)	1.03	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.04	%(5)	(0.27	)%(5)	(0.31	)%(5)	(0.71	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.04	%(7)
Portfolio Turnover Rate	63%		50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.67%		3.10%		5.28%		125.50	%(7)
Net Investment Loss to Average Net Assets	(0.54)%		(2.31)%		(4.51)%		(125.18	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Asia Opportunity Portfolio

	Class A
	Year Ended December 31,						Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$16.84		$9.67		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.10)		(0.08)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(2.28)		7.46		(0.09)		0.03
Total from Investment Operations	(2.32)		7.36		(0.17)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.05)		—
Net Realized Gain	(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		(0.14)		—
Total Distributions	(0.10)		(0.19)		(0.19)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.42		$16.84		$9.67		$10.03
Total Return(4)	(13.89)%		76.17%		(1.67)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,930		$2,873		$535		$10
Ratio of Expenses to Average Net Assets(8)	1.44	%(5)	1.44	%(5)	1.44	%(5)	1.40	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.22	)%(5)	(0.69	)%(5)	(0.78	)%(5)	(1.09	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.05	%(7)
Portfolio Turnover Rate	63%		50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.05%		3.50%		6.36%		139.50	%(7)
Net Investment Loss to Average Net Assets	(0.83)%		(2.75)%		(5.70)%		(139.19	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Asia Opportunity Portfolio

	Class C
	Year Ended December 31,						Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$16.73		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.22)		(0.14)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(2.27)		7.46		(0.10)		0.03
Total from Investment Operations	(2.42)		7.24		(0.24)		0.03
Distributions from and/or in Excess of:
Net Realized Gain	(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		(0.11)		—
Total Distributions	(0.10)		(0.19)		(0.11)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.21		$16.73		$9.68		$10.03
Total Return(4)	(14.58)%		74.85%		(2.44)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,582		$431		$10		$10
Ratio of Expenses to Average Net Assets(8)	2.19	%(5)	2.19	%(5)	2.19	%(5)	2.17	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.92	)%(5)	(1.51	)%(5)	(1.42	)%(5)	(1.84	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	63%		50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.80%		5.26%		27.34%		140.25	%(7)
Net Investment Loss to Average Net Assets	(1.53)%		(4.58)%		(26.57)%		(139.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Asia Opportunity Portfolio

	Class IS
	Year Ended December 31,						Period from December 29, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$16.92		$9.68		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.01		(0.02)		(0.03)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(2.29)		7.45		(0.10)		0.03
Total from Investment Operations	(2.28)		7.43		(0.13)		0.03
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.08)		—
Net Realized Gain	(0.10)		(0.19)		—		—
Paid-in-Capital	—		—		(0.14)		—
Total Distributions	(0.10)		(0.19)		(0.22)		—
Redemption Fees	0.00	(3)	0.00	(3)	—		—
Net Asset Value, End of Period	$14.54		$16.92		$9.68		$10.03
Total Return(4)	(13.59)%		76.82%		(1.29)%		0.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$15		$17		$10		$10
Ratio of Expenses to Average Net Assets(8)	1.04	%(5)	1.04	%(5)	1.04	%(5)	1.02	%(5)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.05	%(5)	(0.18	)%(5)	(0.26	)%(5)	(0.69	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.03	%(7)
Portfolio Turnover Rate	63%		50%		44%		0	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	13.31%		17.65%		25.20%		139.25	%(7)
Net Investment Loss to Average Net Assets	(12.22)%		(16.79)%		(24.42)%		(138.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Asia Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$3,893	$—	$—	$3,893
Beverages	—	5,316	—	5,316
Diversified Consumer Services	2,447	—	—	2,447
Food Products	—	3,087	—	3,087
Hotels, Restaurants & Leisure	1,487	1,478	—	2,965
Household Durables	—	2,351	—	2,351
Insurance	—	1,814	—	1,814
Interactive Media & Services	1,219	3,184	—	4,403
Internet & Direct Marketing Retail	1,200	694	—	1,894
Life Sciences Tools & Services	—	851	—	851
Pharmaceuticals	—	1,042	—	1,042
Semiconductors & Semiconductor Equipment	—	2,609	—	2,609
Textiles, Apparel & Luxury Goods	—	1,721	—	1,721
Total Common Stocks	10,246	24,147	—	34,393
Call Options Purchased		23		23
Short-Term Investment
Investment Company	883	—	—	883
Total Assets	$11,129	$24,170	$—	$35,299

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$23	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(17	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(78	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$23	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$23	(a)	$—	$—	$23

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	16,603,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$778	(e)	$—	$778	(f)(g)	$0

(e) Represents market value of loaned securities at year end.

(f) The Fund received non-cash collateral of approximately $837,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.23% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 2.20% for Class C shares and 1.05% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $221,000 of advisory fees were waived and approximately $14,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $47,651,000 and $22,686,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,947	$35,102	$36,166	$48
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$883

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$256	$—	$195	$19

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$37	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $2,191,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 38.3%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Asia Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Asia Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Asia Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 29, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $53,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $50,000 and has derived net income from sources within foreign countries amounting to approximately $454,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIASOPPANN
2401109 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Breakout Nations Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Breakout Nations Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Emerging Markets Breakout Nations Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Breakout Nations Portfolio Class I	$1,000.00	$939.50	$1,019.56	$5.48	$5.70	1.12%
Emerging Markets Breakout Nations Portfolio Class A	1,000.00	937.40	1,017.54	7.42	7.73	1.52
Emerging Markets Breakout Nations Portfolio Class C	1,000.00	933.70	1,013.71	11.11	11.57	2.28
Emerging Markets Breakout Nations Portfolio Class IS	1,000.00	939.50	1,019.76	5.28	5.50	1.08

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Emerging Markets Breakout Nations Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –17.10%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Net Index (the "Index"), which returned –14.57%.

The Board of Directors approved to change the Fund's primary benchmark from MSCI Emerging Markets Net Index to MSCI Emerging Markets ex China Net Index effective 1/1/19 because of investment strategy change.

Factors Affecting Performance

•  The Index returned –14.57% during the year, underperforming the MSCI World Net Index, which returned –8.71%. Qatar (+30%) and Peru (+2%) were the only countries with positive performance in the Index during the year. Turkey (–41%), Greece (–37%), Pakistan (–35%) and South Africa (–25%) underperformed the Index.

•  Our stock selection in India was the biggest contributor to performance during the year. We have long held underweight allocations to China and Korea over concern about each country's slowing economic growth and China's massive debt build-up in its "old" and state-controlled portions of the economy and market. These underweight allocations contributed to performance. However, our stock selection in China detracted from performance.

•  Our stock selection in and overweight allocations to Brazil and Peru contributed to performance, as did our stock selection in and underweight allocation to South Africa. Our stock selection in Egypt also contributed.

•  Our allocation to Argentina was the most significant detractor from returns as it suffered currency weakness in April and again in August. Our stock selection in Poland and Malaysia and allocation to Bangladesh detracted. Our zero allocations to Taiwan and Russia also hampered returns.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This detracted from performance in the period.

Management Strategies

•  Before its downturn during the fourth quarter of 2018, technology had dominated returns in emerging markets for nearly three years, showing high correlation with its U.S. counterparts. As a sector, tech had contributed around 40% of emerging market (EM) returns over the prior three years — a share matched only by energy in 2007.(i) Tech-heavy China had accounted for nearly half of all returns during this same three-year period. The infatuation with big tech stocks had driven the relative performance of small- and medium-cap stocks (on an equal-weighted index) to nearly two standard deviations below its historical trend in the emerging markets.(ii) This is highly unusual.

•  Our argument for some time has been that when market imbalances grow this extreme, they don't persist. Now that we have begun to see major falls in tech and the tech-heavy MSCI China Index, the question is how the rebalancing is likely to play out. After the busts of tech and telecom in 2000 and energy in 2008, the beaten-down sectors recovered, small and medium caps came back to life and forgotten countries were rediscovered.

•  Investors are also rediscovering overlooked markets in Eastern Europe and Latin America. Those markets had been battered in part by the strong U.S. dollar, which historically sucks money out of EM. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range.(iii) Dollar bear markets have tended to last around seven years. Our view is that the dollar's rise in 2018 was a temporary rally within the downtrend that began in 2016 and could prove long-lasting.

(i)  Source: Morgan Stanley Investment Management, MSCI, as of December 31, 2018

(ii)  Source: FAME, FactSet, as of June 14, 2018. The analysis is based on the relative performance trend of an equal-weighted MSCI EM Index versus a cap-weighted MSCI EM Index measured over the past 20 years.

(iii)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Breakout Nations Portfolio

•  Some of the hardest hit EM currencies have stabilized, and there is no reason to expect the broad collapse to resume. As a group, emerging markets — even excluding China — have a current account surplus. This contrasts with the aggregate current account deficit in 2013 when the "taper tantrum" rattled countries with large deficits, such as Brazil and India. Both those countries and others have seen their deficits narrow since 2013. We believe concerns about emerging market debt are really reflecting worries about China's debt. While the rest of EM has seen its non-financial debt climb by 20 percentage points as a share of gross domestic product (GDP) since the global financial crisis of 2008, China's debt has grown by more than 100 percentage points.(iv)

•  Total global debt, which fell a bit after 2008, has since continued its upward march to 320% of global GDP, up from 200% in 2000.(iv) The big borrowers include the U.S. government, U.S. firms — and corporations in China. These debt clouds put an invisible ceiling on how high and fast central banks can normalize interest rates. The markets had expected the Federal Reserve to follow through on plans to raise rates in 2019, but as it became clear that any further hikes would slow the already weakening global economy and trigger turmoil in the markets, those expectations have receded of late.

•  We remain constructive on Poland in particular on its further convergence potential with developed Europe and growing wage and consumption trends. Indonesia, Malaysia and Mexico have adjusted successfully to lower commodity prices, leading to better current and fiscal account positions. We are positioned in domestically driven economies and sectors.

(iv)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Breakout Nations Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–17.10%	—	—	1.47%
Fund — Class A Shares w/o sales charges(4)	–17.45	—	—	1.04
Fund — Class A Shares with maximum 5.25% sales charges(4)	–21.79	—	—	–1.58
Fund — Class C Shares w/o sales charges(4)	–18.09	—	—	0.28
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–18.90	—	—	0.28
Fund — Class IS Shares w/o sales charges(4)	–17.10	—	—	1.48
MSCI Emerging Markets Net Index	–14.57	—	—	8.47
Lipper Emerging Markets Funds Index	–15.34	—	—	7.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Board of Directors approved to change the Fund's primary benchmark from MSCI Emerging Markets Net Index to MSCI Emerging Markets ex China Net Index effective 1/1/19 because of investment strategy change.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Common Stocks (75.0%)
Argentina (2.9%)
Banco Macro SA ADR	491	$22
Globant SA (a)	372	21
Grupo Financiero Galicia SA ADR	971	27
Grupo Supervielle SA ADR	874	7
Pampa Energia SA ADR (a)	592	19
Telecom Argentina SA ADR	1,240	19
YPF SA ADR	1,887	25
		140
Brazil (10.4%)
Ambev SA	19,890	79
B3 SA — Brasil Bolsa Balcao	8,746	60
Banco Bradesco SA (Preference)	9,565	95
Itau Unibanco Holding SA (Preference)	10,840	100
Lojas Renner SA	4,792	53
Petroleo Brasileiro SA	8,322	54
Petroleo Brasileiro SA (Preference)	10,900	63
		504
Chile (3.1%)
Banco Santander Chile	1,164,068	87
SACI Falabella	8,541	62
		149
China (12.1%)
Alibaba Group Holding Ltd. ADR (a)	796	109
Baidu, Inc. ADR (a)	134	21
Brilliance China Automotive Holdings Ltd. (b)	6,000	4
China Mengniu Dairy Co., Ltd. (a)(b)	9,000	28
CSPC Pharmaceutical Group Ltd. (b)	14,000	20
JD.com, Inc. ADR (a)	737	15
Kweichow Moutai Co., Ltd., Class A	200	17
New Oriental Education & Technology Group, Inc. ADR (a)	354	19
Shenzhou International Group Holdings Ltd. (b)	4,000	45
Sino Biopharmaceutical Ltd. (b)	27,000	18
Sinopharm Group Co., Ltd. H Shares (b)	1,600	7
Sogou, Inc. ADR (a)	1,071	6
TAL Education Group ADR (a)	887	24
Tencent Holdings Ltd. (b)	6,400	254
		587
Egypt (6.1%)
Commercial International Bank Egypt SAE (a)	4,181	17
Commercial International Bank Egypt SAE GDR	26,816	114
Egyptian Financial Group-Hermes Holding Co. (a)	29,948	25
Egyptian Financial Group-Hermes Holding Co. GDR (a)	31,288	53
Integrated Diagnostics Holdings PLC	13,288	55
Juhayna Food Industries	53,650	34
		298
	Shares	Value (000)
India (2.4%)
HDFC Bank Ltd. ADR	279	$29
ICICI Bank Ltd. ADR	8,639	89
		118
Indonesia (7.8%)
Astra International Tbk PT	142,600	82
Bank Central Asia Tbk PT	31,200	56
Bank Mandiri Persero Tbk PT	129,200	66
Bank Rakyat Indonesia Persero Tbk PT	127,000	32
Telekomunikasi Indonesia Persero Tbk PT	282,800	74
Unilever Indonesia Tbk PT	21,000	67
		377
Malaysia (4.7%)
Malayan Banking Bhd	34,740	80
Malaysia Airports Holdings Bhd	29,900	61
Public Bank Bhd	6,900	41
Sime Darby Plantation Bhd	39,360	45
		227
Mexico (5.9%)
Alsea SAB de CV	13,593	36
Fomento Economico Mexicano SAB de CV ADR	790	68
Grupo Financiero Banorte SAB de CV Series O	19,125	93
Infraestructura Energetica Nova SAB de CV	6,145	23
Wal-Mart de Mexico SAB de CV	26,469	67
		287
Peru (4.9%)
Cia de Minas Buenaventura S.A.A. ADR	3,373	55
Credicorp Ltd.	840	186
		241
Philippines (3.0%)
Ayala Corp.	1,300	22
Ayala Land, Inc.	27,900	22
SM Investments Corp.	5,930	103
		147
Poland (7.1%)
CCC SA	1,194	62
Jeronimo Martins SGPS SA	2,673	32
LPP SA	31	65
Powszechna Kasa Oszczednosci Bank Polski SA	10,173	107
Santander Bank Polska SA	841	81
		347
South Africa (3.4%)
AVI Ltd.	2,692	19
Bidvest Group Ltd. (The)	1,650	24
Capitec Bank Holdings Ltd.	405	31
Clicks Group Ltd.	1,518	20
Nedbank Group Ltd.	1,408	27
Reunert Ltd.	2,745	14
Sanlam Ltd.	5,773	32
		167
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Breakout Nations Portfolio

	Shares	Value (000)
Vietnam (1.2%)
Sai Gon Cargo Service Corp.	1,400	$9
Saigon Beer Alcohol Beverage Corp.	1,510	17
Vietjet Aviation JSC	2,388	12
Vincom Retail JSC (a)	15,753	19
		57
Total Common Stocks (Cost $3,718)		3,646
Investment Company (5.6%)
India (5.6%)
iShares MSCI India ETF (Cost $265)	8,204	274
Short-Term Investment (16.9%)
Investment Company (16.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $819)	818,564	819
Total Investments (97.5%) (Cost $4,802) (c)(d)(e)		4,739
Other Assets in Excess of Liabilities (2.5%)		122
Net Assets (100.0%)		$4,861

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $2,666,000 and 54.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  Securities are available for collateral in connection with an open foreign currency forward exchange contract and future contracts.

(e)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $4,794,000. The aggregate gross unrealized appreciation is approximately $331,000 and the aggregate gross unrealized depreciation is approximately $398,000, resulting in net unrealized depreciation of approximately $67,000.

ADR  American Depositary Receipt.

ETF  Exchange Traded Fund.

GDR  Global Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
UBS AG	ZAR	2,097	$139	1/17/19	$(7)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
MSCI Emerging Market E Mini (United States)	5	Mar-19	—	@	$242	$(6)
SGX NIFTY 50 (Singapore)	23	Jan-19	—	@	502	1
						$(5)

@  —  Value is less than $500

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Other*	39.4%
Banks	29.3
Short-Term Investments	17.3
Interactive Media & Services	8.2
Investment Companies	5.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include an open long futures contracts with a value of approximately $744,000 with unrealized depreciation of approximately $5,000. Does not include an open foreign currency forward exchange contract with total unrealized depreciation of approximately $7,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Breakout Nations Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $3,983)	$3,920
Investment in Security of Affiliated Issuer, at Value (Cost $819)	819
Total Investments in Securities, at Value (Cost $4,802)	4,739
Foreign Currency, at Value (Cost $10)	10
Due from Adviser	72
Receivable for Variation Margin on Futures Contracts	60
Receivable for Investments Sold	55
Dividends Receivable	6
Receivable from Affiliate	2
Tax Reclaim Receivable	1
Other Assets	44
Total Assets	4,989
Liabilities:
Payable for Professional Fees	83
Payable for Custodian Fees	15
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	7
Bank Overdraft	4
Deferred Capital Gain Country Tax	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Investments Purchased	—	@
Payable for Administration Fees	—	@
Other Liabilities	10
Total Liabilities	128
Net Assets	$4,861
Net Assets Consist of:
Paid-in-Capital	$4,993
Total Accumulated Loss	(132)
Net Assets	$4,861
CLASS I:
Net Assets	$4,831
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	497,000
Net Asset Value, Offering and Redemption Price Per Share	$9.72
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$9.67
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.54
Maximum Offering Price Per Share	$10.21
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.53
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Breakout Nations Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$78
Dividends from Security of Affiliated Issuer (Note G)	12
Total Investment Income	90
Expenses:
Professional Fees	167
Registration Fees	53
Advisory Fees (Note B)	49
Custodian Fees (Note F)	22
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Pricing Fees	6
Administration Fees (Note C)	4
Directors' Fees and Expenses	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	25
Total Expenses	349
Expenses Reimbursed by Adviser (Note B)	(232)
Waiver of Advisory Fees (Note B)	(49)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	61
Net Investment Income	29
Realized Loss:
Investments Sold (Net of $4 of Capital Gain Country Tax)	(44)
Foreign Currency Forward Exchange Contracts	(15)
Foreign Currency Translation	(2)
Futures Contracts	(17)
Net Realized Loss	(78)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $3)	(944)
Foreign Currency Forward Exchange Contracts	(17)
Foreign Currency Translation	— @
Futures Contracts	(5)
Net Change in Unrealized Appreciation (Depreciation)	(966)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(1,044)
Net Decrease in Net Assets Resulting from Operations	$(1,015)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Breakout Nations Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$29	$37
Net Realized Gain (Loss)	(78)	287
Net Change in Unrealized Appreciation (Depreciation)	(966)	807
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,015)	1,131
Dividends and Distributions to Shareholders:
Class I	(77)	(251	)*
Class A	(— @)	(—	@)*
Class C	(— @)	(—	@)*
Class IS	(— @)	(—	@)*
Total Dividends and Distributions to Shareholders	(77)	(251)
Total Increase (Decrease) in Net Assets	(1,092)	880
Net Assets:
Beginning of Period	5,953	5,073
End of Period	$4,861	$5,953	†

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(24)
Net Realized Gain		$(227)
Class A:
Net Investment Income	$	(—	@)
Net Realized Gain	$	(—	@)
Class C:
Net Investment Income	$	(—	@)
Net Realized Gain	$	(—	@)
Class IS:
Net Investment Income	$	(—	@)
Net Realized Gain	$	(—	@)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $1.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class I
	Year Ended December 31,				Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$11.91		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.08		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(2.09)		2.19		0.15
Total from Investment Operations	(2.03)		2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.05)		—
Net Realized Gain	(0.13)		(0.46)		—
Total Distributions	(0.16)		(0.51)		—
Net Asset Value, End of Period	$9.72		$11.91		$10.15
Total Return(4)	(17.10)%		22.44%		1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,831		$5,917		$5,043
Ratio of Expenses to Average Net Assets(8)	1.12	%(5)	1.11	%(5)	1.09	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.54	%(5)	0.66	%(5)	0.67	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	36%		79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.28%		9.42%		22.93	%(7)
Net Investment Loss to Average Net Assets	(4.62)%		(7.65)%		(21.17	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class A
	Year Ended December 31,				Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$11.90		$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.03		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(2.08)		2.20		0.14
Total from Investment Operations	(2.07)		2.23		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.01)		—
Net Realized Gain	(0.13)		(0.46)		—
Total Distributions	(0.16)		(0.47)		—
Net Asset Value, End of Period	$9.67		$11.90		$10.14
Total Return(4)	(17.45)%		22.01%		1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$12		$10
Ratio of Expenses to Average Net Assets(8)	1.53	%(5)	1.53	%(5)	1.51	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.12	%(5)	0.25	%(5)	0.24	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	36%		79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	23.28%		27.13%		37.02	%(7)
Net Investment Loss to Average Net Assets	(21.63)%		(25.35)%		(35.27	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class C
	Year Ended December 31,				Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$11.80		$10.14		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.06)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(2.04)		2.18		0.14
Total from Investment Operations	(2.11)		2.12		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.00	)(3)	—
Net Realized Gain	(0.13)		(0.46)		—
Total Distributions	(0.16)		(0.46)		—
Net Asset Value, End of Period	$9.53		$11.80		$10.14
Total Return(4)	(18.09)%		21.09%		1.40	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$12		$10
Ratio of Expenses to Average Net Assets(8)	2.28	%(5)	2.28	%(5)	2.26	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.62	)%(5)	(0.50	)%(5)	(0.50	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	36%		79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	24.22%		26.78%		37.76	%(7)
Net Investment Loss to Average Net Assets	(22.56)%		(25.00)%		(36.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Breakout Nations Portfolio

	Class IS
	Year Ended December 31,				Period from December 15, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$11.91		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.06		0.08		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(2.08)		2.19		0.15
Total from Investment Operations	(2.02)		2.27		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.05)		—
Net Realized Gain	(0.13)		(0.46)		—
Total Distributions	(0.16)		(0.51)		—
Net Asset Value, End of Period	$9.73		$11.91		$10.15
Total Return(4)	(17.10)%		22.47%		1.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$12		$10
Ratio of Expenses to Average Net Assets(8)	1.08	%(5)	1.08	%(5)	1.06	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.58	%(5)	0.69	%(5)	0.70	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.04	%(7)
Portfolio Turnover Rate	36%		79%		16	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.74%		25.68%		36.76	%(7)
Net Investment Loss to Average Net Assets	(19.08)%		(23.91)%		(35.00	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Breakout Nations Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$9	$—	$9
Airlines	—	12	—	12
Automobiles	—	86	—	86
Banks	453	934	—	1,387
Beverages	68	113	—	181
Capital Markets	—	138	—	138
Diversified Consumer Services	43	—	—	43
Diversified Financial Services	—	22	—	22
Diversified Telecommunication Services	19	74	—	93
Electric Utilities	19	—	—	19
Food & Staples Retailing	67	52	—	119
Food Products	—	126	—	126
Gas Utilities	23	—	—	23
Health Care Providers & Services	—	62	—	62
Hotels, Restaurants & Leisure	36	—	—	36
Household Products	—	67	—	67
Industrial Conglomerates	—	141	—	141
Insurance	—	32	—	32
Interactive Media & Services	136	254	—	390
Internet & Direct Marketing Retail	15	—	—	15
Metals & Mining	55	—	—	55
Multi-Line Retail	—	115	—	115
Oil, Gas & Consumable Fuels	25	117	—	142
Pharmaceuticals	—	38	—	38
Real Estate Management & Development	—	41	—	41
Software	21	—	—	21
Textiles, Apparel & Luxury Goods	—	172	—	172
Transportation Infrastructure	—	61	—	61
Total Common Stocks	980	2,666	—	3,646
Investment Company	274	—	—	274
Short-Term Investment
Investment Company	819	—	—	819
Futures Contract	1	—	—	1
Total Assets	2,074	2,666	—	4,740
Liabilities:
Foreign Currency Forward Exchange Contract	—	(7)	—	(7)
Futures Contract	(6)	—	—	(6)
Total Liabilities	(6)	(7)	—	(13)
Total	$2,068	$2,659	$—	$4,727

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	$1	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$(7)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	(6	)(a)
Total			$(13)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(15)
Equity Risk	Futures Contracts	(17)
Total		$(32)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(17)
Equity Risk	Futures Contracts	(5)
Total		$(22)

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contract	$—	$7

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liabilities Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$7	$—	$—	$7

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contract:
Average monthly principal amount	$452,000
Futures Contract:
Average monthly notional value	$1,094,000

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2018, approximately $49,000 of advisory fees were waived and approximately $238,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,704,000 and $2,050,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$592	$1,660	$1,433	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$819

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$35	$35	$243	$8

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a dividend redesignation and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$7	($7)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available unused short-term capital losses of approximately $64,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31,

2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund did not have record owners of 10% or greater.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Breakout Nations Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Breakout Nations Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years then ended and the period from December 15, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Breakout Nations Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from December 15, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 0.1% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $35,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $9,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $7,000 and has derived net income from sources within foreign countries amounting to approximately $83,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMBONANN
2398596 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Fixed Income Opportunities Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	32
Privacy Notice	33
Director and Officer Information	36

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Fixed Income Opportunities Portfolio Class I	$1,000.00	$1,002.00	$1,020.97	$4.24	$4.28	0.84%
Emerging Markets Fixed Income Opportunities Portfolio Class A	1,000.00	999.10	1,019.21	6.00	6.06	1.19
Emerging Markets Fixed Income Opportunities Portfolio Class L	1,000.00	998.50	1,017.95	7.25	7.32	1.44
Emerging Markets Fixed Income Opportunities Portfolio Class C	1,000.00	995.80	1,015.43	9.76	9.86	1.94
Emerging Markets Fixed Income Opportunities Portfolio Class IS	1,000.00	1,001.00	1,021.12	4.09	4.13	0.81

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Emerging Markets Fixed Income Opportunities Portfolio

The Fund seeks high total return.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.93%, net of fees. The Fund's Class I shares underperformed the Fund's blended benchmark, the Emerging Markets Fixed Income Blend Index (the "Index"), which for the year ended December 31, 2018 returned –4.08% and was composed of one-third J.P. Morgan Emerging Markets Bond Global Index (returned –4.61%), one-third J.P. Morgan GBI-EM Global Diversified Index (returned –6.21%) and one-third J.P. Morgan CEMBI Broad Diversified Index (returned –1.65%).

Factors Affecting Performance

•  Emerging market (EM) fixed income debt returned –4.08% in 2018, as measured by the Emerging Markets Fixed Income Blend Index. Dollar-denominated sovereign debt underperformed dollar-denominated corporate debt during the year, while EM currencies weakened –9.39% versus the U.S. dollar, and domestic bonds returned 3.18% in local terms (as measured by the J.P. Morgan GBI-EM Diversified Bond Index).(i)

•  Emerging market fixed income assets experienced a challenging year of performance following two consecutive years of high-single to double-digit returns. After a strong economic start, the year ended with waning optimism for global growth, which was punctuated by a sell-off in equity markets. Market sentiment soured on a combination of global trade disputes and political tensions between the U.S. and a number of countries including the China, the European Union, North Korea, Russia, Iran, Mexico and Turkey. The resulting market action was exacerbated by a stronger U.S. dollar and tighter global liquidity (the raising of policy rates and reduction of Federal Reserve balance sheet assets). This forced the market to focus on countries with external vulnerabilities, specifically those with twin deficits (current account and fiscal), including Turkey, Argentina and South Africa. In addition to the change in market sentiment, many of the underperforming countries were also facing their own idiosyncratic issues, leaving them vulnerable to shifts in risk appetite.

•  For the year, domestic debt positioning in Egypt, Brazil, Thailand and Malaysia was beneficial to performance. Dollar-denominated sovereign exposure in Bahrain, Mongolia and Pakistan also contributed to returns, as did dollar-denominated corporate debt in Tanzania and the Philippines.

•  In a negative market, exposure across dollar-denominated corporates and sovereigns detracted from performance, as did exposure to EM domestic debt. Holdings in Argentina, Mexico, Russia, Indonesia, Venezuela and South Africa were the largest detractors from performance. Currency and interest rate derivatives had a negligible impact on performance in the period.

Management Strategies

•  After a challenging year for EM fixed income, we hold a constructive outlook for 2019, driven by attractive valuations, a potentially benign global backdrop of moderate growth/subdued inflation and a Federal Reserve that is likely approaching the end of its tightening cycle. We believe these factors and growing twin deficits in the U.S. limit the scope for material U.S. dollar appreciation, which would be beneficial to EM borrowers. Our historical analysis indicates that EM fixed income tends to outperform when EM economies are closing negative output gaps and converging toward potential growth, as they are currently doing. Further support for local currency strategies should come from already adequately tight monetary policy in key EM economies and steep yield curves providing investors with excess term premium. Furthermore, overall EM foreign currency cheapness should enhance local currency returns from income and interest rates, particularly if our expectation of a declining dollar and hawkish EM central banks were to materialize. Among credit, the hard currency J.P. Morgan Emerging Markets Bond Global Index screens as cheap versus both its historical average and traditionally comparable asset classes such as U.S. high yield, while our sovereign spread model suggests that there could be attractive

(i)  Source: J.P. Morgan

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

spread compression potential from a fundamental perspective. Similar attractive opportunities can be found in EM corporates, where absolute and relative spreads have sharply underperformed other credit markets such as U.S. and European high yield in 2018, despite generally improving fundamentals that are reflected in a similarly (low) default profile.

•  Despite our overall constructive tone for EM debt in 2019, we acknowledge several risks that could undermine our thesis. The main risk concerns a worsening of U.S. — China trade relations. Though the recent truce reached at the G-20 meeting on December 1, 2018 is a step in the right direction, a final settlement of the ongoing disputes seems elusive in our view, as U.S. grievances involve issues that are critical to China's development model and on which Chinese authorities may be reluctant to compromise. We note, though, that a tariffs/counter-tariffs regime may also generate shifts in trade flows and relocation of supply chains to other countries, which could benefit several economies in EM. Moreover, the absence of synchronized global growth or loose global monetary policy implies that opportunities in EM will demand a discriminating approach to country/asset selection, especially with trade tensions and geopolitical risks on the rise. EM-specific drivers that are worth monitoring include policy signals from incoming administrations in systemically important EM countries such as Mexico and Brazil. Regarding the former, Mexican President Andres Manuel Lopez Obrador's recent decisions to scrap the Mexico City airport and to consult the population on certain initiatives via legally questionable referenda bode poorly for policy predictability going forward. On the other hand, statements from the incoming Brazilian President Bolsonaro are more constructive, as he unveils a market-friendly economic agenda prioritizing fiscal consolidation, and particularly a swift pension reform. Finally, elections will be held in several EM economies in 2019 that, if resolved positively, could provide further impetus to reformist agendas. In particular, we highlight important electoral contests in Indonesia, Ukraine, India, South Africa and Argentina.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 24, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Index(1), the J.P. Morgan GBI-EM Global Diversified Index(2), the J.P. Morgan CEMBI Broad Diversified Index(3), the Emerging Markets Fixed Income Blend Index(4) and the Lipper Emerging Markets Hard Currency Debt Fund Index(5)

	Period Ended December 31, 2018 Total Returns(6)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(7)	–6.93%	3.77%	—	3.56%
Fund — Class A Shares w/o sales charges(7)	–7.29	3.41	—	3.22
Fund — Class A Shares with maximum 4.25% sales charges(7)	–11.24	2.51	—	2.55
Fund — Class L Shares w/o sales charges(7)	–7.52	3.15	—	2.92
Fund — Class C Shares w/o sales charges(9)	–7.98	—	—	1.81
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	–8.86	—	—	1.81
Fund — Class IS Shares w/o sales charges(8)	–6.91	3.78	—	3.94
J.P. Morgan Emerging Markets Bond Global Index	–4.61	4.18	—	4.14
J.P. Morgan GBI-EM Global Diversified Index	–6.21	–0.96	—	–0.26
J.P. Morgan CEMBI Broad Diversified Index	–1.65	4.36	—	4.66
Emerging Markets Fixed Income Blend Index	–4.08	4.40	—	4.30
Lipper Emerging Market Hard Currency Debt Funds Index	–5.93	2.90	—	3.39

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The J.P. Morgan Emerging Markets Bond Global Index (EMBI Global Index) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM Global Diversified Index) tracks local currency government bonds issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The J.P. Morgan Corportate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified Index) which tracks performance of corportate issued debt instruments issued by emerging markets. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Emerging Markets Fixed Income Blend Index is a performance linked benchmark of the old and new benchmark of the Fund, the old represented by J.P. Morgan EMBI Global Index for period from the Fund's inception to September 25, 2015 and the new Blended Index which consists of 1/3 J.P. Morgan EMBI Global Index, 1/3 J.P. morgan GBI-EM Global Diversified Index, 1/3 J.P. Morgan CEMBI Broad Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)  The Lipper Emerging Market Hard Currency Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Market Hard Currency Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Market Hard Currency Debt Funds classification.

(6)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(7)  Commenced operations on May 24, 2012.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (91.8%)
Angola (1.1%)
Sovereign (1.1%)
Angolan Government International Bond, 9.38%, 5/8/48 (a)		$420	$394
Argentina (4.4%)
Corporate Bonds (3.0%)
Banco Macro SA,
17.50%, 5/8/22 (a)	ARS	1,080	19
Province of Santa Fe,
6.90%, 11/1/27 (a)		$400	297
Provincia de Buenos Aires,
BADLAR + 3.83%, 52.52%, 5/31/22 (b)	ARS	2,440	60
Provincia de Cordoba,
7.45%, 9/1/24 (a)		$170	139
Provincia de Entre Rios Argentina,
8.75%, 2/8/25 (a)		230	165
Provincia de Mendoza Argentina,
BADLAR + 4.38%, 52.84%, 6/9/21 (b)	ARS	3,570	85
Provincia de Rio Negro,
7.75%, 12/7/25 (a)		$150	106
Provincia del Chaco Argentina,
9.38%, 8/18/24 (a)		240	172
			1,043
Sovereign (1.4%)
Argentine Bonos del Tesoro,
18.20%, 10/3/21	ARS	634	13
Argentine Republic Government International Bond,
6.88%, 4/22/21 – 1/11/48		$510	419
7.13%, 12/31/99		100	72
			504
			1,547
Belarus (0.5%)
Sovereign (0.5%)
Republic of Belarus International Bond,
6.20%, 2/28/30 (a)		200	184
Brazil (7.0%)
Corporate Bonds (2.3%)
Cosan Luxembourg SA,
7.00%, 1/20/27 (a)		240	242
Embraer Netherlands Finance BV,
5.40%, 2/1/27		30	31
Hidrovias International Finance SARL,
5.95%, 1/24/25 (a)		400	366
Minerva Luxembourg SA,
5.88%, 1/19/28 (a)		200	175
			814
Sovereign (4.7%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/21 – 1/1/27	BRL	6,482	1,666
			2,480
	Face Amount (000)		Value (000)
Chile (1.1%)
Corporate Bonds (1.1%)
Cencosud SA,
4.88%, 1/20/23		$200	$195
Geopark Ltd.,
6.50%, 9/21/24 (a)		200	186
			381
China (0.6%)
Corporate Bond (0.6%)
Fufeng Group Ltd.,
5.88%, 8/28/21		200	201
Colombia (5.2%)
Corporate Bonds (3.0%)
Canacol Energy Ltd.,
7.25%, 5/3/25 (a)		400	370
Millicom International Cellular SA,
6.00%, 3/15/25		685	679
			1,049
Sovereign (2.2%)
Colombian TES,
7.00%, 5/4/22	COP	302,700	97
7.50%, 8/26/26		1,138,000	371
7.75%, 9/18/30		30,000	10
10.00%, 7/24/24		847,300	308
			786
			1,835
Costa Rica (1.0%)
Sovereign (1.0%)
Costa Rica Government International Bond,
7.16%, 3/12/45		$400	346
Dominican Republic (2.2%)
Corporate Bond (1.1%)
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It, (Units)
7.95%, 5/11/26 (a)(c)		400	406
Sovereign (1.1%)
Dominican Republic International Bond,
6.00%, 7/19/28 (a)		300	300
6.88%, 1/29/26 (a)		100	105
			405
			811
Ecuador (1.5%)
Sovereign (1.5%)
Ecuador Government International Bond,
8.88%, 10/23/27		610	527

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Egypt (1.3%)
Sovereign (1.3%)
Egypt Government International Bond,
4.75%, 4/16/26	EUR	100	$104
7.90%, 2/21/48 (a)		$400	346
			450
El Salvador (0.2%)
Sovereign (0.2%)
El Salvador Government International Bond,
8.63%, 2/28/29 (a)		80	84
Georgia (0.5%)
Corporate Bond (0.5%)
Bank of Georgia JSC,
11.00%, 6/1/20 (a)	GEL	500	187
Ghana (1.3%)
Sovereign (1.3%)
Ghana Government International Bond,
8.63%, 6/16/49 (a)		$260	227
10.75%, 10/14/30		200	227
			454
Guatemala (1.6%)
Sovereign (1.6%)
Guatemala Government Bond,
4.50%, 5/3/26 (a)		400	377
4.88%, 2/13/28		200	190
			567
Hungary (1.5%)
Sovereign (1.5%)
Hungary Government Bond,
3.00%, 10/27/27	HUF	105,000	376
5.50%, 6/24/25		39,170	164
			540
India (1.1%)
Corporate Bond (1.1%)
Neerg Energy Ltd.,
6.00%, 2/13/22		$400	378
Indonesia (7.6%)
Corporate Bonds (1.0%)
Jababeka International BV,
6.50%, 10/5/23 (a)		260	216
Soechi Capital Pte Ltd.,
8.38%, 1/31/23 (a)		200	143
			359
Sovereign (6.6%)
Indonesia Government International Bond,
5.35%, 2/11/49		200	207
Indonesia Treasury Bond,
7.50%, 8/15/32	IDR	9,150,000	597
8.75%, 5/15/31		1,310,000	95
9.00%, 3/15/29		10,990,000	808
	Face Amount (000)		Value (000)
Pertamina Persero PT,
6.50%, 11/7/48 (a)		$200	$211
Perusahaan Listrik Negara PT,
6.15%, 5/21/48 (a)		400	403
			2,321
			2,680
Iraq (0.5%)
Sovereign (0.5%)
Iraq International Bond,
6.75%, 3/9/23 (a)		200	191
Israel (1.4%)
Corporate Bond (1.4%)
Teva Pharmaceutical Finance Netherlands III BV,
6.75%, 3/1/28		500	485
Jamaica (1.5%)
Corporate Bonds (0.9%)
Digicel Group Ltd.,
8.25%, 9/30/20		200	136
Digicel Ltd.,
6.00%, 4/15/21		200	180
			316
Sovereign (0.6%)
Jamaica Government International Bond,
8.00%, 3/15/39		200	230
			546
Jordan (0.5%)
Sovereign (0.5%)
Jordan Government International Bond,
7.38%, 10/10/47 (a)		200	178
Kazakhstan (2.1%)
Corporate Bond (0.4%)
Nostrum Oil & Gas Finance BV,
7.00%, 2/16/25 (a)		230	143
Sovereign (1.7%)
KazMunayGas National Co., JSC,
6.38%, 10/24/48 (a)		580	585
			728
Kenya (0.5%)
Sovereign (0.5%)
Kenya Government International Bond,
8.25%, 2/28/48 (a)		200	171
Malaysia (1.9%)
Sovereign (1.9%)
Malaysia Government Bond,
3.66%, 10/15/20	MYR	137	33
3.96%, 9/15/25		1,127	272
4.16%, 7/15/21		875	215

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
Malaysia (cont'd)
4.18%, 7/15/24	MYR	124	$30
4.23%, 6/30/31		246	58
4.50%, 4/15/30		249	61
			669
Mexico (11.4%)
Corporate Bonds (2.0%)
Alfa SAB de CV,
5.25%, 3/25/24		$200	200
Alpha Holding SA de CV,
10.00%, 12/19/22 (a)		200	147
Financiera Independencia SAB de CV SOFOM ENR,
8.00%, 7/19/24 (a)		250	184
Unifin Financiera SAB de CV SOFOM ENR,
8.88%, 1/29/25 (a)(d)		200	166
			697
Sovereign (9.4%)
Mexican Bonos,
10.00%, 12/5/24	MXN	11,510	623
Series M
6.50%, 6/10/21		18,450	897
7.75%, 5/29/31		3,017	142
8.00%, 6/11/20 - 12/7/23		7,672	386
10.00%, 12/5/24		1,388	75
Mexico Government International Bond,
3.75%, 1/11/28		$200	188
Petroleos Mexicanos,
6.35%, 2/12/48		300	241
6.50%, 3/13/27 – 1/23/29		730	685
6.75%, 9/21/47		100	83
			3,320
			4,017
Mongolia (0.6%)
Sovereign (0.6%)
Development Bank of Mongolia LLC,
7.25%, 10/23/23 (a)		200	197
Nigeria (6.0%)
Corporate Bonds (3.4%)
Access Bank PLC,
10.50%, 10/19/21		200	213
Fidelity Bank PLC,
10.50%, 10/16/22 (a)		200	201
United Bank for Africa PLC,
7.75%, 6/8/22 (a)		340	338
Zenith Bank PLC,
6.25%, 4/22/19		440	440
			1,192
	Face Amount (000)		Value (000)
Sovereign (2.6%)
Nigeria Government International Bond,
6.38%, 7/12/23		$400	$385
6.50%, 11/28/27 (a)		200	177
7.14%, 2/23/30 (a)		200	178
9.25%, 1/21/49 (a)		200	195
			935
			2,127
Panama (1.7%)
Corporate Bond (1.1%)
Multibank, Inc.,
4.38%, 11/9/22 (a)		400	389
Sovereign (0.6%)
Aeropuerto Internacional de Tocumen SA,
5.63%, 5/18/36 (a)		200	204
			593
Paraguay (1.1%)
Sovereign (1.1%)
Paraguay Government International Bond,
4.70%, 3/27/27 (a)		400	397
Peru (0.5%)
Sovereign (0.5%)
Peruvian Government International Bond, (Units)
6.35%, 8/12/28 (c)	PEN	523	163
Poland (4.1%)
Sovereign (4.1%)
Republic of Poland Government Bond,
2.50%, 7/25/27	PLN	280	74
3.25%, 7/25/25		2,664	745
4.00%, 10/25/23		1,815	526
5.75%, 10/25/21 – 9/23/22		400	119
			1,464
Romania (0.7%)
Sovereign (0.7%)
Romania Government Bond,
4.75%, 2/24/25	RON	980	247
Russia (2.2%)
Sovereign (2.2%)
Russian Federal Bond - OFZ,
7.00%, 1/25/23 - 8/16/23	RUB	17,480	240
7.60%, 7/20/22		9,800	139
7.75%, 9/16/26		29,671	410
			789
Senegal (0.5%)
Sovereign (0.5%)
Senegal Government International Bond,
6.25%, 5/23/33 (a)		$200	173

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

	Face Amount (000)		Value (000)
South Africa (5.0%)
Corporate Bond (0.6%)
SASOL Financing USA LLC,
6.50%, 9/27/28		$200	$200
Sovereign (4.4%)
Eskom Holdings SOC Ltd.,
7.13%, 2/11/25		200	183
8.45%, 8/10/28 (a)		200	189
Republic of South Africa Government Bond,
8.25%, 3/31/32	ZAR	2,012	126
8.75%, 1/31/44		820	51
9.00%, 1/31/40		1,500	96
South Africa Government Bond,
6.75%, 3/31/21		770	53
8.00%, 1/31/30		13,671	860
			1,558
			1,758
Sri Lanka (0.5%)
Sovereign (0.5%)
Sri Lanka Government International Bond,
6.75%, 4/18/28		$200	183
Tanzania, United Republic of (0.6%)
Corporate Bond (0.6%)
HTA Group Ltd.,
9.13%, 3/8/22 (a)		200	204
Thailand (1.0%)
Sovereign (1.0%)
Thailand Government Bond,
4.88%, 6/22/29	THB	9,304	344
Turkey (2.9%)
Sovereign (2.9%)
Turkey Government Bond,
8.00%, 3/12/25	TRY	133	17
10.60%, 2/11/26		609	90
11.00%, 2/24/27		3,500	512
Turkey Government International Bond,
7.25%, 12/23/23		$400	412
			1,031
Ukraine (3.1%)
Sovereign (3.1%)
Ukraine Government International Bond,
7.38%, 9/25/32 (a)		600	478
7.75%, 9/1/23 - 9/1/26		500	442
9.75%, 11/1/28 (a)		200	188
			1,108
United Arab Emirates (1.1%)
Corporate Bond (1.1%)
DP World Ltd.,
5.63%, 9/25/48 (a)		400	378
	Face Amount (000)		Value (000)
Venezuela (0.7%)
Sovereign (0.7%)
Petroleos de Venezuela SA,
6.00%, 11/15/26 (e)(f)		$1,582	$239
Total Fixed Income Securities (Cost $34,805)			32,426
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Venezuela Government International Bond, Oil-Linked Payment Obligation, 0.00%, expires 4/15/20 (g) (Cost $—)		495	1
	Shares
Short-Term Investments (6.3%)
United States (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $1,580)		1,579,551	1,580
	Face Amount (000)
Egypt (1.7%)
Sovereign (1.7%)
Egypt Treasury Bills,
16.40%, 3/5/19	EGP	5,500	299
16.57%, 3/5/19		5,625	305
Total Sovereign (Cost $614)			604
United States (0.1%)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill,
2.38%, 3/21/19 (h) (Cost $30)		$30	30
Total Short-Term Investments (Cost $2,224)			2,214
Total Investments (98.1%) (Cost $37,029) (i)(j)			34,641
Other Assets in Excess of Liabilities (1.9%)			687
Net Assets (100.0%)			$35,328

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or Variable rate securities: The rates disclosed are as of December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  Consists of one or more classes of securities traded together as a unit.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2018.

(e)  Non-income producing security; bond in default.

(f)  Issuer in bankruptcy.

(g)  Security has been deemed illiquid at December 31, 2018.

(h)  Rate shown is the yield to maturity at December 31, 2018.

(i)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(j)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $37,206,000. The aggregate gross unrealized appreciation is approximately $404,000 and the aggregate gross unrealized depreciation is approximately $3,002,000, resulting in net unrealized depreciation of approximately $2,598,000.

BADLAR  Buenos Aires Deposits of Large Amount Rate.

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	BRL	1,457		$376	1/3/19	$—	@
JPMorgan Chase Bank NA	BRL	250		$65	1/3/19	—	@
JPMorgan Chase Bank NA	BRL	1,207		$311	1/3/19	—	@
JPMorgan Chase Bank NA		$65	BRL	250	1/3/19	(—	@)
JPMorgan Chase Bank NA		$308	BRL	1,207	1/3/19	4
JPMorgan Chase Bank NA		$376	BRL	1,457	1/3/19	(—	@)
Goldman Sachs International	HUF	28,960		$103	1/11/19	(—	@)
JPMorgan Chase Bank NA		$105	RON	429	1/11/19	—	@
JPMorgan Chase Bank NA		$314	THB	10,350	1/16/19	4
JPMorgan Chase Bank NA		$107	THB	3,500	1/16/19	1
JPMorgan Chase Bank NA		$494	CLP	334,000	1/17/19	(13)
JPMorgan Chase Bank NA		$61	CLP	41,300	1/17/19	(1)
Goldman Sachs International	MXN	17,380		$859	1/25/19	(23)
JPMorgan Chase Bank NA		$26	COP	83,250	1/25/19	(—	@)
JPMorgan Chase Bank NA	EUR	100		$114	1/29/19	(1)
JPMorgan Chase Bank NA	BRL	1,207		$307	2/4/19	(4)
						$(33)

@    Value is less than $500.

ARS  —  Argentine Peso

BRL  —  Brazilian Real

CLP  —  Chilean Peso

COP  —  Colombian Peso

EGP  —  Egyptian Pound

EUR  —  Euro

GEL  —  Georgian Lari

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

ZAR  —  South African Rand

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Fixed Income Opportunities Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	68.1%
Corporate Bonds	25.5
Short-Term Investments	6.4
Other*	0.0	**
Total Investments	100.0	%***

*  Industries and/or investment types representing less than 5% of total investments.

**  Amount is less than 0.05%.

***  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $33,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $35,449)	$33,061
Investment in Security of Affiliated Issuer, at Value (Cost $1,580)	1,580
Total Investments in Securities, at Value (Cost $37,029)	34,641
Foreign Currency, at Value (Cost $8)	9
Interest Receivable	767
Due from Adviser	46
Receivable for Fund Shares Sold	17
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	9
Tax Reclaim Receivable	4
Due from Broker	4
Receivable from Affiliate	4
Dividends Receivable	—	@
Other Assets	33
Total Assets	35,534
Liabilities:
Payable for Professional Fees	87
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	42
Payable for Fund Shares Redeemed	28
Payable for Directors' Fees and Expenses	11
Payable for Custodian Fees	9
Deferred Capital Gain Country Tax	7
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	2
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	14
Total Liabilities	206
Net Assets	$35,328
Net Assets Consist of:
Paid-in-Capital	$42,910
Total Accumulated Loss	(7,582)
Net Assets	$35,328
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$32,575
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,825,141
Net Asset Value, Offering and Redemption Price Per Share	$8.52
CLASS A:
Net Assets	$1,306
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	153,477
Net Asset Value, Redemption Price Per Share	$8.51
Maximum Sales Load	4.25%
Maximum Sales Charge	$0.38
Maximum Offering Price Per Share	$8.89
CLASS L:
Net Assets	$727
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	85,501
Net Asset Value, Offering and Redemption Price Per Share	$8.50
CLASS C:
Net Assets	$48
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,668
Net Asset Value, Offering and Redemption Price Per Share	$8.50
CLASS IS:
Net Assets	$672
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	78,874
Net Asset Value, Offering and Redemption Price Per Share	$8.52

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Fixed Income Opportunities Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $19 of Foreign Taxes Withheld)	$1,915
Dividends from Security of Affiliated Issuer (Note G)	23
Total Investment Income	1,938
Expenses:
Advisory Fees (Note B)	206
Professional Fees	151
Registration Fees	68
Custodian Fees (Note F)	29
Administration Fees (Note C)	22
Shareholder Reporting Fees	20
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	3
Pricing Fees	9
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Directors' Fees and Expenses	4
Other Expenses	29
Total Expenses	564
Waiver of Advisory Fees (Note B)	(206)
Expenses Reimbursed by Adviser (Note B)	(105)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	243
Net Investment Income	1,695
Realized Gain (Loss):
Investments Sold (Net of $8 of Capital Gain Country Tax)	(706)
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translation	(36)
Futures Contracts	(2)
Net Realized Loss	(736)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $4)	(2,815)
Foreign Currency Forward Exchange Contracts	(53)
Foreign Currency Translation	(5)
Futures Contracts	(2)
Net Change in Unrealized Appreciation (Depreciation)	(2,875)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(3,611)
Net Decrease in Net Assets Resulting from Operations	$(1,916)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,695	$1,652
Net Realized Gain (Loss)	(736)	474
Net Change in Unrealized Appreciation (Depreciation)	(2,875)	846
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,916)	2,972
Dividends and Distributions to Shareholders:
Class I	(1,377)	(1,274	)*
Class A	(66)	(58	)*
Class L	(36)	(42	)*
Class C	(12)	(13	)*
Class IS	(39)	(44	)*
Total Dividends and Distributions to Shareholders	(1,530)	(1,431)
Capital Share Transactions:(1)
Class I:
Subscribed	16,805	1,173
Distributions Reinvested	407	172
Redeemed	(3,837)	(820)
Class A:
Subscribed	2,017	226
Distributions Reinvested	57	48
Redeemed	(1,712)	(160)
Class L:
Distributions Reinvested	32	38
Redeemed	(51)	(25)
Class C:
Subscribed	17	32
Distributions Reinvested	11	12
Redeemed	(230)	(1)
Net Increase in Net Assets Resulting from Capital Share Transactions	13,516	695
Redemption Fees	— @	—	@
Total Increase in Net Assets	10,070	2,236
Net Assets:
Beginning of Period	25,258	23,022
End of Period	$35,328	$25,258	†

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Fixed Income Opportunities Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,896	122
Shares Issued on Distributions Reinvested	47	18
Shares Redeemed	(414)	(86)
Net Increase in Class I Shares Outstanding	1,529	54
Class A:
Shares Subscribed	213	24
Shares Issued on Distributions Reinvested	6	5
Shares Redeemed	(185)	(17)
Net Increase in Class A Shares Outstanding	34	12
Class L:
Shares Issued on Distributions Reinvested	4	4
Shares Redeemed	(6)	(3)
Net Increase (Decrease) in Class L Shares Outstanding	(2)	1
Class C:
Shares Subscribed	2	4
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(27)	(— @@)
Net Increase (Decrease) in Class C Shares Outstanding	(24)	5

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(1,274)
Class A:
Net Investment Income	$(58)
Class L:
Net Investment Income	$(42)
Class C:
Net Investment Income	$(13)
Class IS:
Net Investment Income	$(44)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(62).

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$9.68		$9.07		$8.53		$9.22		$9.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.57		0.65		0.67		0.52		0.51
Net Realized and Unrealized Gain (Loss)	(1.24)		0.52		0.42		(0.68)		(0.19)
Total from Investment Operations	(0.67)		1.17		1.09		(0.16)		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.56)		(0.55)		(0.53)		(0.50)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$8.52		$9.68		$9.07		$8.53		$9.22
Total Return(4)	(6.93)%		12.94%		12.80%		(1.83)%		3.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,575		$22,219		$20,332		$19,219		$18,492
Ratio of Expenses to Average Net Assets(7)	0.84	%(5)	0.83	%(5)	0.84	%(5)	0.83	%(5)	0.83	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	6.24	%(5)	6.73	%(5)	7.32	%(5)	5.74	%(5)	5.23	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	47%		77%		116%		111%		95%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.98%		2.01%		2.03%		1.82%		1.91%
Net Investment Income to Average Net Assets	5.10%		5.55%		6.13%		4.75%		4.15%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$9.67		$9.06		$8.52		$9.21		$9.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.61		0.64		0.50		0.47
Net Realized and Unrealized Gain (Loss)	(1.22)		0.52		0.42		(0.69)		(0.19)
Total from Investment Operations	(0.70)		1.13		1.06		(0.19)		0.28
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.52)		(0.52)		(0.50)		(0.47)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$8.51		$9.67		$9.06		$8.52		$9.21
Total Return(4)	(7.29)%		12.54%		12.53%		(2.14)%		2.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,306		$1,150		$972		$1,103		$291
Ratio of Expenses to Average Net Assets(7)	1.19	%(5)	1.19	%(5)	1.09	%(5)	1.20	%(5)	1.20	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	5.74	%(5)	6.37	%(5)	7.03	%(5)	5.61	%(5)	4.88	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	47%		77%		116%		111%		95%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.49%		2.51%		2.28%		2.49%		2.85%
Net Investment Income to Average Net Assets	4.44%		5.05%		5.84%		4.32%		3.23%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$9.65		$9.05		$8.51		$9.22		$9.39
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.50		0.59		0.62		0.49		0.45
Net Realized and Unrealized Gain (Loss)	(1.22)		0.51		0.41		(0.72)		(0.18)
Total from Investment Operations	(0.72)		1.10		1.03		(0.23)		0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.50)		(0.49)		(0.48)		(0.44)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$8.50		$9.65		$9.05		$8.51		$9.22
Total Return(4)	(7.52)%		12.28%		12.15%		(2.53)%		2.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$727		$842		$777		$735		$98
Ratio of Expenses to Average Net Assets(7)	1.44	%(5)	1.44	%(5)	1.45	%(5)	1.45	%(5)	1.45	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	5.51	%(5)	6.11	%(5)	6.70	%(5)	5.44	%(5)	4.62	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	47%		77%		116%		111%		95%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.78%		2.77%		2.78%		2.94%		4.10%
Net Investment Income to Average Net Assets	4.17%		4.78%		5.37%		3.95%		1.97%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$9.65		$9.05		$8.52		$9.52
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.46		0.50		0.54		0.32
Net Realized and Unrealized Gain (Loss)	(1.22)		0.55		0.43		(0.97)
Total from Investment Operations	(0.76)		1.05		0.97		(0.65)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.45)		(0.44)		(0.35)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$8.50		$9.65		$9.05		$8.52
Total Return(5)	(7.98)%		11.76%		11.60%		(6.95	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48		$284		$225		$202
Ratio of Expenses to Average Net Assets(10)	1.94	%(6)	1.94	%(6)	1.95	%(6)	1.95	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	5.09	%(6)	5.18	%(6)	5.87	%(6)	5.34	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	47%		77%		116%		111%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.79%		3.84%		3.97%		6.28	%(9)
Net Investment Income to Average Net Assets	3.24%		3.28%		3.85%		1.01	%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Fixed Income Opportunities Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$9.68		$9.07		$8.53		$9.22		$9.40
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.56		0.65		0.67		0.50		0.51
Net Realized and Unrealized Gain (Loss)	(1.23)		0.52		0.42		(0.66)		(0.19)
Total from Investment Operations	(0.67)		1.17		1.09		(0.16)		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		(0.56)		(0.55)		(0.53)		(0.50)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	—
Net Asset Value, End of Period	$8.52		$9.68		$9.07		$8.53		$9.22
Total Return(4)	(6.91)%		12.95%		12.81%		(1.83)%		3.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$672		$763		$716		$673		$10
Ratio of Expenses to Average Net Assets(7)	0.81	%(5)	0.81	%(5)	0.82	%(5)	0.82	%(5)	0.82	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	6.15	%(5)	6.74	%(5)	7.33	%(5)	5.45	%(5)	5.25	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	47%		77%		116%		111%		95%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.22%		2.25%		2.25%		1.86%		21.21%
Net Investment Income (Loss) to Average Net Assets	4.74%		5.30%		5.90%		4.41%		(15.14)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Fixed Income Opportunities Portfolio. The Fund seeks high total return.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors").

The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$8,822	$—	$8,822
Sovereign	—	23,604	—	23,604
Total Fixed Income Securities	—	32,426	—	32,426
Warrant	—	1	—	1
Short-Term Investments
Investment Company	1,580	—	—	1,580
Sovereign	—	604	—	604
U.S. Treasury Security	—	30	—	30
Total Short-Term Investments	1,580	634	—	2,214
Foreign Currency Forward Exchange Contracts	—	9	—	9
Total Assets	1,580	33,070	—	34,650
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(42)	—	(42)
Total	$1,580	$33,028	$—	$34,608

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

As of December 31, 2018, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$9
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(42)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$8
Interest Rate Risk	Futures Contracts	(2)
Total		$6
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(53)
Interest Rate Risk	Futures Contracts	(2)
Total		$(55)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$9	$42

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$9	$(9)	$—	$0
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$23	$—	$—	$23
JPMorgan Chase Bank NA	19	(9)	—	10
Total	$42	$(9)	$—	$33

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$4,648,000
Futures Contracts:
Average monthly notional value	$111,000

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.85% for Class I shares, 1.20% for Class A shares, 1.45% for Class L shares, 1.95% for Class C shares and 0.82% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $206,000 of advisory fees were waived and approximately $113,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody,

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $24,088,000 and $12,001,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$173	$26,190	$24,783	$23
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$1,580

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,530	$—	$1,431	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$5	$(5)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $1,186,000 and $3,650,000 respectively, that do not have an expiration date. These amounts include capital losses acquired from MSIF Emerging Markets Domestic Debt that may be subject to limitation under IRC Section 382 in future years.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$12	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month

LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 35.1%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Fixed Income Opportunities Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Fixed Income Opportunities Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

40

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMEDANN
2398587 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Leaders Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Federal Tax Notice	24
Privacy Notice	25
Director and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Leaders Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Emerging Markets Leaders Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Leaders Portfolio Class I	$1,000.00	$920.20	$1,019.21	$5.76	$6.06	1.19%
Emerging Markets Leaders Portfolio Class A	1,000.00	919.20	1,017.44	7.45	7.83	1.54
Emerging Markets Leaders Portfolio Class C	1,000.00	915.20	1,013.66	11.05	11.62	2.29
Emerging Markets Leaders Portfolio Class IS	1,000.00	921.20	1,019.71	5.28	5.55	1.09

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Emerging Markets Leaders Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.12%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, MSCI Emerging Markets Net Index (the "Index"), which returned –14.57%.

Factors Affecting Performance

•  In 2018, emerging markets were marked by a return of volatility and driven by news flow around negative trade relations, oil price and currency volatility, the tech sell-off and a sell-off in small- and mid-cap stocks. Emerging market equities declined –14.57% over the period as measured by the Index. The Fund outperformed on a relative basis.

•  The top contributors to performance over the year were our holdings in an Indian hospital company, an Indonesian mini-mart company and a Peruvian financial company.

•  The largest detractors from performance were our holdings in a Latin American online travel agent, a Korean furniture company and a global luggage company.

Management Strategies

•  We consolidated the portfolio throughout the year, exiting positions which had exceeded our price targets or where the thesis did not pan out as per expectations. We remain confident in the portfolio as we own number of companies which had been in either an investment phase or facing headwinds, and now are close to an earnings inflection or are encountering an easing in local market challenges. When companies in the portfolio do face business challenges, we continue to assess our thesis and remain invested in those where we believe the disruptions will prove transitory and the long-term growth potential remains intact.

•  We reiterate our single-minded focus on owning high-quality growth businesses exposed to secular growth themes in emerging markets. We continue to favor consumer plays benefiting from healthy domestic demand, and we see rising demand for health care, travel and leisure activities. We are constructive on emerging market financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries. We own technology companies which are growing for structural reasons, while avoiding more cyclical tech plays, and also have exposure to high-quality small- and mid-cap companies.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 30, 2011. Performance shown for the Fund's Class I shares reflects the performance of the Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser for periods prior to close of business on January 5, 2015, when the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization").

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Leaders Portfolio

Performance Compared to the MSCI Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	–14.12%	0.32%	—	1.79%
Fund — Class A Shares w/o sales charges(4)	–14.41	0.01	—	1.58
Fund — Class A Shares with maximum 5.25% sales charges(4)	–18.91	–1.06	—	0.85
Fund — Class C Shares w/o sales charges(5)	–15.02	—	—	–1.00
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–15.87	—	—	–1.00
Fund — Class IS Shares w/o sales charges(4)	–14.03	0.35	—	1.81
MSCI Emerging Markets Net Index	–14.57	1.65	—	0.14
Lipper Emerging Markets Funds Index	–15.34	1.38	—	0.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Pursuant to an agreement and plan of reorganization, between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Emerging Markets Leaders Fund (Cayman) LP, a private fund managed by the Adviser (the "Private Fund"), following close of business on January 5, 2015, the Fund acquired substantially all of the assets and liabilities of the Private Fund in exchange for shares of the Fund (the "Emerging Markets Leaders Reorganization"). The Private Fund commenced operations on June 30, 2011. The Fund adopted the performance history of the Private Fund. Performance shown for the Fund's Class I, Class A and Class IS shares reflects the performance of the limited partnership interests of the Private Fund, adjusted to reflect any applicable sales charge of the Class, but not adjusted for any other differences in expenses. If adjusted for other expenses, the historical returns would be different.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Emerging Markets Leaders Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Argentina (1.7%)
Despegar.com Corp. (a)	75,046	$931
China (11.7%)
Alibaba Group Holding Ltd. ADR (a)	20,798	2,851
Tencent Holdings Ltd. (b)	86,500	3,429
		6,280
Germany (5.3%)
Adidas AG	13,744	2,872
Hong Kong (9.1%)
AIA Group Ltd.	347,400	2,858
Samsonite International SA (a)	730,500	2,062
		4,920
Hungary (1.0%)
OTP Bank Nyrt	13,604	549
India (26.1%)
Apollo Hospitals Enterprise Ltd.	267,334	4,819
AU Small Finance Bank Ltd.	195,839	1,749
Crompton Greaves Consumer Electricals Ltd.	542,853	1,776
IndusInd Bank Ltd.	95,626	2,194
L&T Finance Holdings Ltd.	848,827	1,846
Marico Ltd.	305,362	1,631
		14,015
Indonesia (5.2%)
Bank Mandiri Persero Tbk PT	3,713,100	1,903
Sumber Alfaria Trijaya Tbk PT	13,788,791	897
		2,800
Korea, Republic of (2.6%)
Osstem Implant Co., Ltd. (a)	28,863	1,388
Mexico (2.1%)
Alsea SAB de CV	423,601	1,104
Peru (3.0%)
Credicorp Ltd.	7,198	1,596
Poland (2.1%)
Eurocash SA	243,772	1,146
South Africa (3.2%)
Famous Brands Ltd. (a)	256,291	1,737
Taiwan (18.5%)
King Slide Works Co., Ltd.	185,000	1,920
Poya International Co., Ltd.	144,304	1,484
Silergy Corp.	84,000	1,223
Taiwan Semiconductor Manufacturing Co., Ltd.	416,000	3,020
Voltronic Power Technology Corp.	131,750	2,298
		9,945
Thailand (3.1%)
Kasikornbank PCL NVDR	297,700	1,694
United States (1.9%)
Visa, Inc., Class A	7,586	1,001
Total Common Stocks (Cost $48,602)		51,978
	Shares	Value (000)
Short-Term Investment (3.3%)
Investment Company (3.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,782)	1,782,021	$1,782
Total Investments (99.9%) (Cost $50,384) (c)(d)		53,760
Other Assets in Excess of Liabilities (0.1%)		29
Net Assets (100.0%)		$53,789

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  The approximate fair value and percentage of net assets, $44,495,000 and 82.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $51,429,000. The aggregate gross unrealized appreciation is approximately $5,220,000 and the aggregate gross unrealized depreciation is approximately $2,889,000, resulting in net unrealized appreciation of approximately $2,331,000.

ADR  American Depositary Receipt

NVDR  Non-Voting Depositary Receipt

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.7%
Banks	18.0
Interactive Media & Services	11.7
Textiles, Apparel & Luxury Goods	9.2
Health Care Providers & Services	8.9
Semiconductors & Semiconductor Equipment	7.9
Insurance	5.3
Hotels, Restaurants & Leisure	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $48,602)	$51,978
Investment in Security of Affiliated Issuer, at Value (Cost $1,782)	1,782
Total Investments in Securities, at Value (Cost $50,384)	53,760
Foreign Currency, at Value (Cost —@)	—	@
Tax Reclaim Receivable	116
Receivable for Fund Shares Sold	76
Receivable from Affiliate	3
Dividends Receivable	—	@
Other Assets	43
Total Assets	53,998
Liabilities:
Payable for Professional Fees	90
Payable for Advisory Fees	60
Payable for Custodian Fees	14
Deferred Capital Gain Country Tax	14
Payable for Fund Shares Redeemed	7
Payable for Administration Fees	4
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable to the Advisor (Note F)	2
Other Liabilities	9
Total Liabilities	209
Net Assets	$53,789
Net Assets Consist of:
Paid-in-Capital	$50,871
Total Distributable Earnings	2,918
Net Assets	$53,789

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Leaders Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$39,206
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,775,934
Net Asset Value, Offering and Redemption Price Per Share	$10.38
CLASS A:
Net Assets	$1,024
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	99,493
Net Asset Value, Redemption Price Per Share	$10.29
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.57
Maximum Offering Price Per Share	$10.86
CLASS C:
Net Assets	$780
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	77,376
Net Asset Value, Offering and Redemption Price Per Share	$10.08
CLASS IS:
Net Assets	$12,779
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,231,150
Net Asset Value, Offering and Redemption Price Per Share	$10.38

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Leaders Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $135 of Foreign Taxes Withheld)	$958
Dividends from Security of Affiliated Issuer (Note G)	37
Total Investment Income	995
Expenses:
Advisory Fees (Note B)	610
Professional Fees	149
Registration Fees	71
Administration Fees (Note C)	54
Sub Transfer Agency Fees — Class I	35
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	33
Shareholder Reporting Fees	16
Shareholder Services Fees — Class A (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	9
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	5
Other Expenses	19
Expenses Before Non Operating Expenses	1,015
Bank Overdraft Expense	4
Total Expenses	1,019
Waiver of Advisory Fees (Note B)	(211)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	800
Net Investment Income	195
Realized Gain (Loss):
Investments Sold	1,239
Foreign Currency Translation	(130)
Net Realized Gain	1,109
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $62)	(10,899)
Foreign Currency Translation	(3)
Net Change in Unrealized Appreciation (Depreciation)	(10,902)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(9,793)
Net Decrease in Net Assets Resulting from Operations	$(9,598)

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$195	$632
Net Realized Gain	1,109	4,249
Net Change in Unrealized Appreciation (Depreciation)	(10,902)	18,107
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,598)	22,988
Dividends and Distributions to Shareholders:
Class I	(189)	(712)*
Class A	(4)	(5)*
Class C	(3)	(3)*
Class IS	(72)	(145)*
Total Dividends and Distributions to Shareholders	(268)	(865)
Capital Share Transactions:(1)
Class I:
Subscribed	8,770	47,849
Distributions Reinvested	153	490
Redeemed	(35,622)	(10,905)
Class A:
Subscribed	387	594
Distributions Reinvested	4	6
Redeemed	(270)	(504)
Class C:
Subscribed	314	247
Distributions Reinvested	3	3
Redeemed	(325)	(64)
Class IS:
Subscribed	—	750
Distributions Reinvested	72	145
Redeemed	—	(86,228)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(26,514)	(47,617)
Redemption Fees	— @	1
Total Decrease in Net Assets	(36,380)	(25,493)
Net Assets:
Beginning of Period	90,169	115,662
End of Period	$53,789	$90,169 †

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Leaders Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	757	4,336
Shares Issued on Distributions Reinvested	14	41
Shares Redeemed	(3,029)	(950)
Net Increase (Decrease) in Class I Shares Outstanding	(2,258)	3,427
Class A:
Shares Subscribed	32	52
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(24)	(46)
Net Increase in Class A Shares Outstanding	8	6
Class C:
Shares Subscribed	29	22
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(29)	(5)
Net Increase in Class C Shares Outstanding	— @@	17
Class IS:
Shares Subscribed	—	65
Shares Issued on Distributions Reinvested	7	12
Shares Redeemed	—	(7,984)
Net Increase (Decrease) in Class IS Shares Outstanding	7	(7,907)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(463)
Net Realized Gain	$(249)
Class A:
Net Investment Income	$(2)
Net Realized Gain	$(3)
Class C:
Net Realized Gain	$(3)
Class IS:
Net Investment Income	$(95)
Net Realized Gain	$(50)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(220).

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Leaders Portfolio

	Class I
	Year Ended December 31,						Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.14		$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.03		0.08		0.04		0.06
Net Realized and Unrealized Gain (Loss)	(1.74)		2.45		0.25		(0.49)
Total from Investment Operations	(1.71)		2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		(0.00	)(4)	—
Total Distributions	(0.05)		(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$10.38		$12.14		$9.73		$9.45
Total Return(5)	(14.12)%		26.01%		3.08%		(4.26	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$39,206		$73,273		$25,374		$13,379
Ratio of Expenses to Average Net Assets(9)	1.17	%(6)	1.11	%(6)	1.10	%(6)	1.14	%(6)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.16	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(9)	0.29	%(6)	0.67	%(6)	0.37	%(6)	0.65	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	47%		79%		45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.48%		1.43%		1.32%		2.80	%(8)
Net Investment Income (Loss) to Average Net Assets	(0.02)%		0.35%		0.15%		(1.01	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Leaders Portfolio

	Class A
	Year Ended December 31,						Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.06		$9.67		$9.43		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.00	)(4)	0.02		(0.03)		0.02
Net Realized and Unrealized Gain (Loss)	(1.73)		2.44		0.28		(0.48)
Total from Investment Operations	(1.73)		2.46		0.25		(0.46)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.01)		(0.11)
Net Realized Gain	(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		(0.00	)(4)	—
Total Distributions	(0.04)		(0.07)		(0.01)		(0.11)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$10.29		$12.06		$9.67		$9.43
Total Return(5)	(14.41)%		25.46%		2.63%		(4.61	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,024		$1,102		$821		$182
Ratio of Expenses to Average Net Assets(9)	1.55	%(6)	1.54	%(6)	1.53	%(6)	1.54	%(6)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.54	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.04	)%(6)	0.18	%(6)	(0.33	)%(6)	0.21	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.01	%(8)
Portfolio Turnover Rate	47%		79%		45%		36%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.93%		2.01%		1.96%		5.89	%(8)
Net Investment Loss to Average Net Assets	(0.42)%		(0.29)%		(0.76)%		(4.14	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.
The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Leaders Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$11.90		$9.59		$9.42		$10.61
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.09)		(0.06)		(0.10)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.69)		2.41		0.28		(1.07)
Total from Investment Operations	(1.78)		2.35		0.18		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.01)		(0.06)
Net Realized Gain	(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		(0.00	)(4)	—
Total Distributions	(0.04)		(0.04)		(0.01)		(0.06)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$10.08		$11.90		$9.59		$9.42
Total Return(5)	(15.02)%		24.53%		1.89%		(10.61	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$780		$926		$587		$100
Ratio of Expenses to Average Net Assets(10)	2.30	%(6)	2.29	%(6)	2.28	%(6)	2.30	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.29	%(6)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(10)	(0.83	)%(6)	(0.49	)%(6)	(0.99	)%(6)	(0.85	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.00	%(7)(9)
Portfolio Turnover Rate	47%		79%		45%		36%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.75%		2.80%		3.08%		5.73	%(9)
Net Investment Loss to Average Net Assets	(1.28)%		(1.00)%		(1.79)%		(4.28	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Leaders Portfolio

	Class IS
	Year Ended December 31,						Period from January 5, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.14		$9.73		$9.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04		0.08		(0.00	)(4)	0.07
Net Realized and Unrealized Gain (Loss)	(1.74)		2.45		0.29		(0.50)
Total from Investment Operations	(1.70)		2.53		0.29		(0.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.08)		(0.01)		(0.12)
Net Realized Gain	(0.04)		(0.04)		—		—
Paid-in-Capital	—		—		(0.00	)(4)	—
Total Distributions	(0.06)		(0.12)		(0.01)		(0.12)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$10.38		$12.14		$9.73		$9.45
Total Return(5)	(14.03)%		26.02%		3.09%		(4.25	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,779		$14,868		$88,880		$15,925
Ratio of Expenses to Average Net Assets(11)	1.10	%(6)	1.09	%(6)	1.08	%(6)	1.12	%(6)(7)(10)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%(6)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(11)	0.38	%(6)	0.72	%(6)	(0.00	)%(6)(8)	0.75	%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.02%		0.01	%(10)
Portfolio Turnover Rate	47%		79%		45%		36%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44%		1.42%		1.31%		2.65	%(10)
Net Investment Income (Loss) to Average Net Assets	0.04%		0.39%		(0.23)%		(0.78	)%(10)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Date of Reorganization (close of business).

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.15% for Class IS shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Leaders Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors . Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$1,596	$8,089	$—	$9,685
Diversified Financial Services	—	1,846	—	1,846
Electrical Equipment	—	2,298	—	2,298
Food & Staples Retailing	—	2,043	—	2,043
Health Care Equipment & Supplies	—	1,388	—	1,388
Health Care Providers & Services	—	4,819	—	4,819
Hotels, Restaurants & Leisure	1,104	1,737	—	2,841
Household Durables	—	1,776	—	1,776
Information Technology Services	1,001	—	—	1,001
Insurance	—	2,858	—	2,858
Interactive Media & Services	2,851	3,429	—	6,280
Internet & Direct Marketing Retail	931	—	—	931
Machinery	—	1,920	—	1,920
Multi-Line Retail	—	1,484	—	1,484
Personal Products	—	1,631	—	1,631
Semiconductors & Semiconductor Equipment	—	4,243	—	4,243
Textiles, Apparel & Luxury Goods	—	4,934	—	4,934
Total Common Stocks	7,483	44,495	—	51,978
Short-Term Investment
Investment Company	1,782	—	—	1,782
Total Assets	$9,265	$44,495	$—	$53,760

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.90%	0.85%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.58% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I shares, 1.55% for Class A shares, 2.30% for Class C shares and 1.10% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $211,000 of advisory fees were waived and approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $31,484,000 and $56,352,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$3,309	$32,769	$34,296	$37
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$1,782

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$61	$207	$555	$310

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$1	$(1)

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$800

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$13	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 76.6%.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Leaders Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Leaders Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Leaders Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from January 5, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $206,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $204,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $124,000 and has derived net income from sources within foreign countries amounting to approximately $1,093,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMLANN
2398526 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Federal Tax Notice	33
Privacy Notice	34
Director and Officer Information	37

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Emerging Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Portfolio Class I	$1,000.00	$910.90	$1,019.96	$5.01	$5.30	1.04%
Emerging Markets Portfolio Class A	1,000.00	909.40	1,018.30	6.59	6.97	1.37
Emerging Markets Portfolio Class L	1,000.00	907.20	1,015.68	9.09	9.60	1.89
Emerging Markets Portfolio Class C	1,000.00	905.80	1,014.42	10.28	10.87	2.14
Emerging Markets Portfolio Class IS	1,000.00	911.30	1,020.47	4.53	4.79	0.94
Emerging Markets Portfolio Class IR	1,000.00	911.40	1,020.52	4.48	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Emerging Markets Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –17.32%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned –14.57%.

Factors Affecting Performance

•  Developed market equities outperformed emerging market (EM) equities in 2018 with the Index returning –14.57% versus the MSCI World Index return of –8.71%. We think the U.S. economy is late cycle compared to the other large economies in the advanced world (euro area, Japan) and emerging markets are early in their economic revival cycle. Valuations in the MSCI All Country World Index ex U.S. are much more attractive than they are in the U.S., where they are nearing all-time highs only surpassed by the 2001 tech bubble. Just as the 1980s belonged to Japan and the 2000s to emerging nations, the last decade belonged to America. But economies that are hot in one decade rarely stay hot in the next. Most booms eventually create excesses that sow the seeds of their own destruction, and we believe the excesses that could end the American decade are coming into view. The stock market is now 50% larger than the American economy, a scale it has reached only twice in the past century, during the manias of the 1920s and late 1990s.(i)

•  Over the past few years, investors became so focused on the tech-heavy Asian markets, they appeared to ignore the fundamentals of economic growth. Beginning with the launch of the MSCI Emerging Markets Index in 1988, the best returns had come in the fastest growing economies, but after 2016 economies with the highest growth rates underperformed the EM index, and those with the lowest growth rates outperformed(ii). Many of the outperformers were tech-heavy. As investors sell out of tech, they are rediscovering some overlooked markets of Eastern Europe and Latin America. Those markets had been battered in part by the strong dollar, which historically sucks money out of

EM, but may not last this time. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range.(i) Dollar bear markets have tended to last around seven years. Our view is that the dollar's rise in 2018 is a temporary rally within the downtrend that began in early 2016 and could prove long-lasting.

•  The upshot is that many emerging markets look like compelling long-term buys. We believe many of the beaten down countries are well-insulated from crisis and are caught in an anti-bubble — gasping in a vacuum of attention because even now investors are focused on tech and tech-heavy markets like China. As a sense of normalcy returns to markets, other sectors and countries are likely to pick up momentum. While trying to time markets is a fool's game, the time to make long-term investments is in periods like the current one, when stock prices in many high-growth emerging markets appear to be cheap for no good reason.

•  Positive contributors to the Fund's relative performance included our stock selection in and overweight allocations to Brazil and Peru, zero weight to Turkey and stock selection in Mexico.

•  The primary detractors from relative results were our stock selection in Korea, Poland, India and Argentina. Our stock selection and underweight in Taiwan also underperformed.

•  The Fund sometimes uses derivative instruments to manage certain market or currency exposures. This contributed positively to performance in the period.

Management Strategies

•  We continue to overweight the Central and Eastern European region. We think that growth in Central and Eastern Europe should remain healthy, driven by strong consumption, which has been supported by increases in both employment and real wages. We also now expect fixed investment growth to accelerate, which could bolster overall growth and improve its quality. Inflation has remained surprisingly low despite continuing wage pressures and will likely pick up as the year progresses. In sum, we see the region as offering attractive investment opportunities through a

(i)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

(ii)  Source: Morgan Stanley Investment Management, FactSet, IMF.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

combination of this solid economic growth, a potential pickup in inflation and overlooked equity markets. We continue to like stocks that are exposed to secular growth opportunities in consumer markets in the region. We have built a substantial position in financials in the region, which we believe could particularly benefit from an increase in inflation expectations after having suffered from tighter regulation and low rates.

•  We remain overweight in Mexico. Investors worried about the policy intentions of President-elect Andres Manuel Lopez Obrador (AMLO), when he announced in October 2018 that the new Mexico City Airport construction project was voted down in a narrow referendum. After AMLO was sworn in as president on December 1, 2018, however, his administration sent more encouraging signals on a fairly responsible fiscal budget. We remain broadly constructive on the steadily improving Mexican consumer story, which has been bolstered by a combination of AMLO's victory, strong remittance flows, the potential for minimum wage hikes and continuing improved access to credit from a low base. All of this should support private consumption at the lower income levels. North American trade fears largely subsided as the U.S., Mexico and Canada agreed to replace the North American Free Trade Agreement with a new agreement the U.S. refers to as the USMCA (U.S.-Mexico-Canada Agreement). We remain focused on stocks that can benefit from stable growth, a healthy consumer and structural improvements stemming from direct investment.

•  We remain overweight in Brazil. The election of Jair Bolsonaro as president in October reflected voter discontent with the political establishment as well as corruption and insecurity. Congressional and state elections signaled the same. Bolsonaro took office January 1, 2019, and his new government inherits a pressing fiscal situation but also an economy that has stabilized and is beginning to grow after a severe multi-year downturn. We are encouraged by the market-friendly policy reform goals articulated by Economy Minister Paul Guedes while also acknowledging that social security reform is still a daunting task requiring congressional support. That said, supportive factors for Brazil include subdued inflation with expectations well-

anchored, the current account near zero, continued foreign direct investment, limited external debt, high foreign exchange reserves, cautiously optimistic corporates, and the president's election with a solid majority on a reform agenda. We remain focused in a large energy company and domestic Brazil and underweight the exporters.

•  China continues to rebalance from an investment-led economy to a consumption-based economy. We continue to expect growth to moderate as a result of its credit expansion over the past 10 years, weakening trade and policy tightening. While the rest of EM has seen its non-financial debt climb by 20 percentage points as a share of GDP since the global financial crisis of 2008, China's debt has grown by more than 100 percentage points.(i) As our "Kiss of Debt" rule of the road indicates, excess debt always contributes to economic slowdown, which has been the case for China for several years. On the policy front, China is calling on local governments to complete debt disposals of so-called "zombie" companies and those with excessive production capacity by 2020. As we have noted previously, the world began to enter a deglobalization phase with the Global Financial Crisis in 2008. And as trade flows have fallen from their 2008 peak, they have also begun to shift. China's share of global manufacturing exports peaked at more than 17% in 2014 and began to fall, particularly in cheap, labor-intensive sectors like apparel.(i)

•  China's tech firms are also facing new scrutiny from a bureaucracy that used to focus less on regulating their business behavior than on protecting them from U.S. competitors. In an environment where regulators left tech firms free to lay their golden eggs, they came to dominate global markets. Of the world's 10 largest companies by market cap, seven are in tech.(iii) And of the 20 largest internet companies, public and private, 11 are American and the other nine are Chinese.(iii) In an age of tightening rules, this kind of dominance will be much harder to sustain.

•  Despite these challenges, we think the wage growth of highly skilled, well-educated Chinese workers can continue to gradually improve, considering their large differential with developed country peers. The

(i)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

(iii)  Source: Bloomberg L.P.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

consumption power within this segment can continue to expand, providing ample room for companies to conceive of new products and services to satisfy the demand of this expanding middle class. In our portfolio positions in China, we are actively focused on good quality structural growth stories involving upgrades to consumption and greater demand for services broadly.

•  We remain underweight in Taiwan as we view it as a mature economy lacking the dynamic growth characteristics of other EM countries and vulnerable to further disruptions in global trade. The administration of President Tsai Ing-wen has been slow to implement major changes, despite being in office since 2016. Local elections held in November 2018 saw a significant setback for the president as voters unexpectedly largely supported the opposition Kuomintang party, resulting in President Ing-wen stepping down as chairman of the Democratic Progressive Party (though remaining as president). However, we do see some investment opportunities among Taiwanese financials — in particular, the good quality banks — for their defensiveness and ability to benefit from a rising global rate environment. Taiwan remains a capital surplus economy and has the highest current account surplus per GDP versus its Asian peers. Taiwanese regulators are very conservative and Basel III capital requirements have pushed non-performing loan coverage to high levels in the current low non-performing loan environment. The banks are also benefiting from a steady wealth management business with abundant liquidity and are facing benign cost pressures in the near future.

•  Our large underweight to Korea contributed positively to performance for 2018 overall. Korea scores on the low end by our rules of the road, in large part on its mature economy, expensive currency, strong dependence on global trade and heavier state spending under the Moon administration. While we are comfortable with the underweight, we note that at the margin certain stocks are getting cheaper and more neglected. Foreign investors have been selling, while local investors have been hiding in telecom, gaming and a few other names. We believe that the market may increasingly be driven by improving relations with

China and the government becoming less socialist as it realizes its policies have not yielded the desired results. To capitalize on this, we have begun to make some changes in the portfolio focusing on select cosmetics — to meet rising China cosmetic demand — and retail, which should benefit from the minimum wage hike. We have also added to the refining sector as sentiment has been beaten down. Lower oil prices in our view will be actually supportive for refining margins.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Portfolio

Performance Compared to the MSCI Emerging Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	–17.32%	0.40%	7.14%	7.11%
Fund — Class A Shares w/o sales charges(5)	–17.58	0.08	6.83	5.95
Fund — Class A Shares with maximum 5.25% sales charges(5)	–21.91	–0.99	6.26	5.70
Fund — Class L Shares w/o sales charges(6)	–18.03	–0.46	—	0.32
Fund — Class C Shares w/o sales charges(8)	–18.26	—	—	–1.56
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–19.07	—	—	–1.56
Fund — Class IS Shares w/o sales charges(7)	–17.25	0.48	—	0.80
Fund — Class IR Shares w/o sales charges(9)	—	—	—	–11.82
MSCI Emerging Markets Index	–14.57	1.65	8.02	7.04
Lipper Emerging Markets Funds Index	–15.34	1.38	8.05	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (93.4%)
Argentina (0.3%)
Grupo Financiero Galicia SA ADR	122,487	$3,377
Austria (0.7%)
Erste Group Bank AG (a)	208,671	6,953
Brazil (9.1%)
Ambev SA	3,625,704	14,373
B3 SA — Brasil Bolsa Balcao	1,549,762	10,705
Banco Bradesco SA (Preference)	1,829,167	18,223
Itau Unibanco Holding SA (Preference)	2,105,410	19,376
Lojas Renner SA	981,814	10,778
Petroleo Brasileiro SA	1,656,724	10,797
Petroleo Brasileiro SA (Preference)	1,746,203	10,138
		94,390
Chile (2.0%)
Banco Santander Chile	96,498,482	7,184
Banco Santander Chile ADR	44,029	1,316
SACI Falabella	1,690,242	12,344
		20,844
China (21.0%)
Alibaba Group Holding Ltd. ADR (a)	171,347	23,487
Anhui Conch Cement Co., Ltd., Class A	1,494,429	6,407
Baidu, Inc. ADR (a)	34,948	5,543
Bank of China Ltd. H Shares (b)	47,684,000	20,488
China Construction Bank Corp. H Shares (b)	35,111,750	28,788
China Life Insurance Co., Ltd. H Shares (b)	1,745,000	3,690
China Mengniu Dairy Co., Ltd. (a)(b)	2,946,000	9,106
China Mobile Ltd. (b)	1,426,000	13,743
China Overseas Land & Investment Ltd. (b)	1,616,000	5,562
China Pacific Insurance Group Co., Ltd. H Shares (b)	2,669,600	8,585
China Resources Land Ltd. (b)	888,000	3,390
China Resources Power Holdings Co., Ltd. (b)	1,624,000	3,111
China Unicom Hong Kong Ltd. (b)	5,466,000	5,806
CSPC Pharmaceutical Group Ltd. (b)	3,030,000	4,331
Kweichow Moutai Co., Ltd., Class A	34,260	2,941
New Oriental Education & Technology Group, Inc. ADR (a)	96,319	5,279
PetroChina Co., Ltd. H Shares (b)	10,582,000	6,542
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	1,273,400	2,578
Shenzhou International Group Holdings Ltd. (b)	994,000	11,184
Sino Biopharmaceutical Ltd. (b)	2,703,000	1,760
Sinopharm Group Co., Ltd. H Shares (b)	652,000	2,730
TAL Education Group ADR (a)	139,386	3,719
Tencent Holdings Ltd. (b)	1,014,500	40,214
		218,984
Egypt (0.7%)
Commercial International Bank Egypt SAE	1,759,263	7,366
Germany (0.9%)
Adidas AG	45,468	9,502
	Shares	Value (000)
Hong Kong (1.0%)
Samsonite International SA (a)(d)	3,582,600	$10,114
Hungary (1.7%)
OTP Bank Nyrt	364,848	14,715
Richter Gedeon Nyrt	157,691	3,055
		17,770
India (10.1%)
Ashok Leyland Ltd.	7,077,496	10,360
Eicher Motors Ltd.	25,122	8,301
Housing Development Finance Corp., Ltd.	387,057	10,916
ICICI Bank Ltd.	1,331,220	6,879
ICICI Bank Ltd. ADR	470,200	4,838
IndusInd Bank Ltd.	429,674	9,860
L&T Finance Holdings Ltd.	1,919,182	4,175
Marico Ltd.	2,424,421	12,945
Maruti Suzuki India Ltd.	112,231	11,969
Shree Cement Ltd.	46,525	11,487
Tata Consultancy Services Ltd.	293,066	7,951
Zee Entertainment Enterprises Ltd.	799,646	5,441
		105,122
Indonesia (4.7%)
Astra International Tbk PT	21,453,600	12,350
Bank Central Asia Tbk PT	3,613,900	6,533
Bank Mandiri Persero Tbk PT	17,184,600	8,809
Bank Rakyat Indonesia Persero Tbk PT	7,391,450	1,887
Telekomunikasi Indonesia Persero Tbk PT	37,170,700	9,703
Unilever Indonesia Tbk PT	3,156,300	9,984
		49,266
Korea, Republic of (5.7%)
BGF retail Co., Ltd.	13,233	2,419
E-MART, Inc.	16,030	2,614
GS Retail Co., Ltd.	66,310	2,406
LG Household & Health Care Ltd.	6,267	6,188
S-Oil Corp.	46,046	4,018
Samsung Electronics Co., Ltd.	910,525	31,505
Samsung Electronics Co., Ltd. (Preference)	92,786	2,647
Shinhan Financial Group Co., Ltd.	90,694	3,218
SK Hynix, Inc.	72,662	3,928
		58,943
Malaysia (2.6%)
Genting Malaysia Bhd	1,229,700	899
Malayan Banking Bhd	3,549,329	8,146
Malaysia Airports Holdings Bhd	3,434,800	6,972
Public Bank Bhd	693,800	4,150
Sime Darby Plantation Bhd	6,083,500	6,967
		27,134
Mexico (4.8%)
Alsea SAB de CV	2,399,152	6,256
Fomento Economico Mexicano SAB de CV ADR	174,047	14,978
Grupo Financiero Banorte SAB de CV Series O	2,254,103	11,003

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Mexico (cont'd)
Infraestructura Energetica Nova SAB de CV	1,090,830	$4,053
Wal-Mart de Mexico SAB de CV	5,266,607	13,394
		49,684
Peru (2.3%)
Cia de Minas Buenaventura SA ADR	808,315	13,111
Credicorp Ltd.	51,419	11,398
		24,509
Philippines (1.5%)
Ayala Corp.	240,310	4,113
Ayala Land, Inc.	3,486,700	2,698
SM Investments Corp.	480,330	8,379
		15,190
Poland (4.1%)
CCC SA	107,567	5,584
Jeronimo Martins SGPS SA	835,068	9,886
LPP SA	3,889	8,153
Powszechna Kasa Oszczednosci Bank Polski SA	763,659	8,048
Santander Bank Polska SA	118,430	11,399
		43,070
Russia (4.0%)
MMC Norilsk Nickel PJSC ADR	633,154	11,879
MMC Norilsk Nickel PJSC ADR (c)	26,330	496
Sberbank of Russia PJSC ADR	583,755	6,399
X5 Retail Group N.V. GDR	475,537	11,784
Yandex N.V., Class A (a)	389,742	10,659
		41,217
South Africa (5.8%)
AVI Ltd.	911,893	6,443
Bidvest Group Ltd. (The)	684,796	9,858
Capitec Bank Holdings Ltd. (c)	139,780	10,810
Clicks Group Ltd.	586,307	7,777
Nedbank Group Ltd.	546,904	10,406
Reunert Ltd.	867,397	4,252
Sanlam Ltd.	1,951,741	10,824
		60,370
Taiwan (8.4%)
ASE Technology Holding Co., Ltd. (a)	2,465,626	4,623
Cathay Financial Holding Co., Ltd.	4,828,000	7,348
CTBC Financial Holding Co., Ltd.	8,784,000	5,738
Hon Hai Precision Industry Co., Ltd.	909,360	2,099
MediaTek, Inc.	747,000	5,509
Mega Financial Holding Co. Ltd.	4,235,000	3,561
Nanya Technology Corp.	789,000	1,394
President Chain Store Corp.	465,000	4,698
Taiwan Cement Corp.	1,435,000	1,650
Taiwan Semiconductor Manufacturing Co., Ltd.	6,770,205	49,147
Vanguard International Semiconductor Corp.	914,000	1,740
		87,507
	Shares	Value (000)
Thailand (2.0%)
Bangkok Dusit Medical Services PCL (Foreign)	7,108,400	$5,434
Central Pattana PCL (Foreign)	1,808,000	4,144
CP ALL PCL (Foreign)	1,621,600	3,411
PTT PCL (Foreign)	5,925,600	8,357
		21,346
Total Common Stocks (Cost $867,852)		972,658
Short-Term Investments (7.6%)
Securities held as Collateral on Loaned Securities (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $8,887)	8,887,214	8,887
Investment Company (6.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $69,310)	69,310,431	69,310
Total Short-Term Investments (Cost $78,197)		78,197
Total Investments (101.0%) (Cost $946,049) Including $8,747 of Securities Loaned (e)(f)(g)		1,050,855
Liabilities in Excess of Other Assets (–1.0%)		(10,479)
Net Assets (100.0%)		$1,040,376

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  All or a portion of this security was on loan at December 31, 2018.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Securities are available for collateral in connection with open foreign currency forward exchange contracts and future contract.

(f)  The approximate fair value and percentage of net assets, $839,751,000 and 80.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $948,668,000. The aggregate gross unrealized appreciation is approximately $146,780,000 and the aggregate gross unrealized depreciation is approximately $46,725,000, resulting in net unrealized appreciation of approximately $100,055,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
UBS AG	ZAR	645,875	$42,665	1/17/19	$(2,154)
Goldman Sachs International	HKD	1,270,507	$162,913	3/1/19	384
					$(1,770)

HKD  —  Hong Kong Dollar

ZAR  —  South African Rand

Futures Contract:

The Fund had the following futures contract open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Depreciation (000)
Long:
MSCI Emerging Market E Mini (United States)	301	Mar-19	15	$14,550	$(363)

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	48.7%
Banks	25.0
Interactive Media & Services	7.7
Short-Term Investments	6.6
Semiconductors & Semiconductor Equipment	6.4
Food & Staples Retailing	5.6
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open long futures contract with a value of approximately $14,550,000 and net unrealized depreciation of approximately $363,000. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $1,770,000.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $867,852)	$972,658
Investment in Security of Affiliated Issuer, at Value (Cost $78,197)	78,197
Total Investments in Securities, at Value (Cost $946,049)	1,050,855
Foreign Currency, at Value (Cost $255)	254
Receivable for Investments Sold	1,915
Dividends Receivable	1,257
Receivable for Variation Margin on Futures Contracts	808
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	384
Receivable for Fund Shares Sold	351
Tax Reclaim Receivable	150
Receivable from Affiliate	133
Receivable from Securities Lending Income	4
Other Assets	100
Total Assets	1,056,211
Liabilities:
Collateral on Securities Loaned, at Value	8,887
Unrealized Depreciation on Foreign Currency Forward Exchange Contract	2,154
Payable for Advisory Fees	2,090
Payable for Fund Shares Redeemed	1,040
Payable for Investments Purchased	412
Payable for Custodian Fees	172
Deferred Capital Gain Country Tax	675
Payable for Directors' Fees and Expenses	121
Payable for Professional Fees	83
Payable for Administration Fees	71
Payable for Sub Transfer Agency Fees — Class I	46
Payable for Sub Transfer Agency Fees — Class A	4
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Bank Overdraft	—	@
Other Liabilities	68
Total Liabilities	15,835
Net Assets	$1,040,376
Net Assets Consist of:
Paid-in-Capital	$942,480
Total Distributable Earnings	97,896
Net Assets	$1,040,376

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$229,132
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,170,939
Net Asset Value, Offering and Redemption Price Per Share	$22.53
CLASS A:
Net Assets	$13,605
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	618,828
Net Asset Value, Redemption Price Per Share	$21.99
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.22
Maximum Offering Price Per Share	$23.21
CLASS L:
Net Assets	$292
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,472
Net Asset Value, Offering and Redemption Price Per Share	$21.64
CLASS C:
Net Assets	$309
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,326
Net Asset Value, Offering and Redemption Price Per Share	$21.57
CLASS IS:
Net Assets	$797,029
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	35,387,203
Net Asset Value, Offering and Redemption Price Per Share	$22.52
CLASS IR:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	381
Net Asset Value, Offering and Redemption Price Per Share	$22.54
(1) Including: Securities on Loan, at Value:	$8,747

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3,351 of Foreign Taxes Withheld)	$26,349
Dividends from Security of Affiliated Issuer (Note G)	950
Income from Securities Loaned — Net	173
Total Investment Income	27,472
Expenses:
Advisory Fees (Note B)	10,072
Administration Fees (Note C)	1,037
Custodian Fees (Note F)	584
Sub Transfer Agency Fees — Class I	290
Sub Transfer Agency Fees — Class A	30
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	— @
Professional Fees	156
Registration Fees	91
Shareholder Services Fees — Class A (Note D)	53
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	6
Shareholder Reporting Fees	49
Directors' Fees and Expenses	37
Transfer Agency Fees — Class I (Note E)	13
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	1
Pricing Fees	6
Other Expenses	71
Total Expenses	12,509
Rebate from Morgan Stanley Affiliate (Note G)	(88)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Net Expenses	12,417
Net Investment Income	15,055
Realized Gain (Loss):
Investments Sold (Net of $625 of Capital Gain Country Tax)	46,035
Foreign Currency Forward Exchange Contracts	3,770
Foreign Currency Translation	(1,839)
Futures Contracts	1,150
Net Realized Gain	49,116
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $1,152)	(301,586)
Foreign Currency Forward Exchange Contracts	(1,770)
Foreign Currency Translation	(22)
Futures Contracts	(363)
Net Change in Unrealized Appreciation (Depreciation)	(303,741)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(254,625)
Net Decrease in Net Assets Resulting from Operations	$(239,570)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$15,055	$9,451
Net Realized Gain	49,116	42,245
Net Change in Unrealized Appreciation (Depreciation)	(303,741)	294,057
Net Increase (Decrease) in Net Assets Resulting from Operations	(239,570)	345,753
Dividends and Distributions to Shareholders:
Class I	(5,586)	(2,064	)*
Class A	(266)	(80	)*
Class L	(3)	(—	@)*
Class C	(3)	(1	)*
Class IS	(20,307)	(6,989	)*
Class IR	(— @)	—
Total Dividends and Distributions to Shareholders	(26,165)	(9,134)
Capital Share Transactions:(1)
Class I:
Subscribed	60,621	48,189
Distributions Reinvested	5,497	2,027
Redeemed	(120,158)	(82,161)
Class A:
Subscribed	7,227	6,843
Distributions Reinvested	258	77
Redeemed	(13,497)	(7,956)
Class L:
Exchanged	118	7
Distributions Reinvested	3	—	@
Redeemed	(33)	(68)
Class C:
Subscribed	96	56
Distributions Reinvested	3	1
Redeemed	(500)	(50)
Class IS:
Subscribed	135,108	172,808
Distributions Reinvested	18,614	6,744
Redeemed	(189,029)	(40,828)
Class IR:
Subscribed	10 (a)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(95,662)	105,689
Redemption Fees	3	11
Total Increase (Decrease) in Net Assets	(361,394)	442,319
Net Assets:
Beginning of Period	1,401,770	959,451
End of Period	$1,040,376	$1,401,770	†

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)		Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,291		1,924
Shares Issued on Distributions Reinvested	246		75
Shares Redeemed	(4,615)		(3,319)
Net Decrease in Class I Shares Outstanding	(2,078)		(1,320)
Class A:
Shares Subscribed	277		277
Shares Issued on Distributions Reinvested	12		3
Shares Redeemed	(549)		(328)
Net Decrease in Class A Shares Outstanding	(260)		(48)
Class L:
Shares Exchanged	5		— @@
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(1)		(2)
Net Increase (Decrease) in Class L Shares Outstanding	4		(2)
Class C:
Shares Subscribed	4		2
Shares Issued on Distributions Reinvested	—	@@	— @@
Shares Redeemed	(20)		(2)
Net Increase (Decrease) in Class C Shares Outstanding	(16)		— @@
Class IS:
Shares Subscribed	4,875		6,862
Shares Issued on Distributions Reinvested	834		249
Shares Redeemed	(7,321)		(1,653)
Net Increase (Decrease) in Class IS Shares Outstanding	(1,612)		5,458
Class IR:
Shares Subscribed	—	@@(a)	—

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(2,064)
Class A:
Net Investment Income		$(80)
Class L:
Net Investment Income	$	(— @)
Class C:
Net Investment Income		$(1)
Class IS:
Net Investment Income		$(6,989)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(17).

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$27.95		$20.83		$19.68		$22.13		$24.64
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.19		0.17		0.15		0.17
Net Realized and Unrealized Gain (Loss)	(5.15)		7.10		1.15		(2.43)		(1.30)
Total from Investment Operations	(4.87)		7.29		1.32		(2.28)		(1.13)
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.17)		(0.17)		(0.17)		(0.20)
Net Realized Gain	(0.20)		—		—		—		(1.18)
Total Distributions	(0.55)		(0.17)		(0.17)		(0.17)		(1.38)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$22.53		$27.95		$20.83		$19.68		$22.13
Total Return(4)	(17.32)%		34.97%		6.73%		(10.33)%		(4.47)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$229,132		$342,400		$282,674		$531,194		$644,537
Ratio of Expenses to Average Net Assets(9)	1.03	%(5)	1.04	%(5)	1.11	%(5)(7)	1.24	%(5)(6)	1.25	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	1.08	%(5)	0.75	%(5)	0.83	%(5)	0.68	%(5)	0.68	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	56%		35%		33%		40%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.07%		1.16%		1.45%		1.52%
Net Investment Income to Average Net Assets	N/A		0.72%		0.78%		0.47%		0.41%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.20% for Class I shares. Prior to September 30, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class I shares. Prior to September 30, 2016, the maximum ratio was 1.20% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$27.24		$20.31		$19.19		$21.57		$24.02
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.10		0.11		0.07		0.11
Net Realized and Unrealized Gain (Loss)	(5.01)		6.92		1.11		(2.36)		(1.28)
Total from Investment Operations	(4.81)		7.02		1.22		(2.29)		(1.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.09)		(0.10)		(0.09)		(0.10)
Net Realized Gain	(0.20)		—		—		—		(1.18)
Total Distributions	(0.44)		(0.09)		(0.10)		(0.09)		(1.28)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$21.99		$27.24		$20.31		$19.19		$21.57
Total Return(4)	(17.58)%		34.54%		6.37%		(10.63)%		(4.77)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,605		$23,952		$18,824		$19,065		$26,701
Ratio of Expenses to Average Net Assets(9)	1.34	%(5)	1.36	%(5)	1.45	%(5)(7)	1.56	%(5)(6)	1.57	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	0.78	%(5)	0.42	%(5)	0.55	%(5)	0.34	%(5)	0.45	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	56%		35%		33%		40%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.40%		1.48%		1.76%		1.82%
Net Investment Income to Average Net Assets	N/A		0.38%		0.52%		0.14%		0.20%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses ornet investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class A shares. Prior to September 30, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class A shares. Prior to September 30, 2016, the maximum ratio was 1.55% for Class A shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$26.85		$20.08		$18.98		$21.39		$23.91
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.05		(0.01)		0.00	(3)	(0.04)		(0.05)
Net Realized and Unrealized Gain (Loss)	(4.91)		6.80		1.10		(2.33)		(1.23)
Total from Investment Operations	(4.86)		6.79		1.10		(2.37)		(1.28)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.02)		—		(0.04)		(0.06)
Net Realized Gain	(0.20)		—		—		—		(1.18)
Total Distributions	(0.35)		(0.02)		—		(0.04)		(1.24)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$21.64		$26.85		$20.08		$18.98		$21.39
Total Return(4)	(18.03)%		33.80%		5.80%		(11.11)%		(5.26)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$292		$253		$239		$226		$210
Ratio of Expenses to Average Net Assets(9)	1.89	%(5)	1.90	%(5)	2.01	%(5)(7)	2.09	%(5)(6)	2.10	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	0.20	%(5)	(0.03	)%(5)	0.00	%(5)(8)	(0.19	)%(5)	(0.21	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	56%		35%		33%		40%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.55%		2.54%		2.69%		2.78%		2.97%
Net Investment Loss to Average Net Assets	(0.46)%		(0.67)%		(0.68)%		(0.88)%		(1.08)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.05% for Class L shares. Prior to September 30, 2015, the maximum ratio was 2.10% for Class L shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class L shares. Prior to September 30, 2016, the maximum ratio was 2.05% for Class L shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$26.66		$19.99		$18.95		$23.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.04		(0.09)		(0.04)		(0.03)
Net Realized and Unrealized Gain	(4.93)		6.78		1.09		(4.14)
Total from Investment Operations	(4.89)		6.69		1.05		(4.17)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(4)	(0.02)		(0.01)		(0.04)
Net Realized Gain	(0.20)		—		—		—
Total Distributions	(0.20)		(0.02)		(0.01)		(0.04)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$21.57		$26.66		$19.99		$18.95
Total Return(5)	(18.26)%		33.45%		5.56%		(18.03	)%(10)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$309		$817		$608		$10
Ratio of Expenses to Average Net Assets(12)	2.14	%(6)	2.15	%(6)	2.24	%(6)(8)	2.33	%(6)(7)(11)
Ratio of Net Investment Income (Loss) to Average Net Assets(12)	0.17	%(6)	(0.36	)%(6)	(0.19	)%(6)	(0.23	)%(6)(11)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(9)	0.00	%(9)	0.00	%(9)(11)
Portfolio Turnover Rate	56%		35%		33%		40%
(12) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.37%		2.30%		2.58%		22.89	%(11)
Net Investment Loss to Average Net Assets	(0.06)%		(0.51)%		(0.53)%		(20.79	)%(11)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.30% for Class C shares. Prior to September 30, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.15% for Class C shares. Prior to September 30, 2016, the maximum ratio was 2.30% for Class C shares.

(9)  Amount is less than 0.005%.

(10)  Not annualized.

(11)  Annualized.
The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$27.96		$20.83		$19.68		$22.14		$24.64
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.21		0.21		0.17		0.22
Net Realized and Unrealized Gain (Loss)	(5.17)		7.11		1.12		(2.44)		(1.32)
Total from Investment Operations	(4.86)		7.32		1.33		(2.27)		(1.10)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.19)		(0.18)		(0.19)		(0.22)
Net Realized Gain	(0.20)		—		—		—		(1.18)
Total Distributions	(0.58)		(0.19)		(0.18)		(0.19)		(1.40)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$22.52		$27.96		$20.83		$19.68		$22.14
Total Return(4)	(17.25)%		35.09%		6.79%		(10.29)%		(4.36)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$797,029		$1,034,348		$657,106		$297,469		$325,029
Ratio of Expenses to Average Net Assets(9)	0.92	%(5)	0.95	%(5)	1.04	%(5)(7)	1.16	%(5)(6)	1.18	%(5)
Ratio of Net Investment Income to Average Net Assets(9)	1.21	%(5)	0.82	%(5)	0.99	%(5)	0.75	%(5)	0.89	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(8)	0.00	%(8)	0.00	%(8)	0.00	%(8)
Portfolio Turnover Rate	56%		35%		33%		40%		43%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.98%		1.07%		1.35%		1.42%
Net Investment Income to Average Net Assets	N/A		0.79%		0.96%		0.56%		0.65%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective September 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class IS shares. Prior to September 30, 2015, the maximum ratio was 1.18% for Class IS shares.

(7)  Effective September 30, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to September 30, 2016, the maximum ratio was 1.10% for Class IS shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$26.23
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20
Net Realized and Unrealized Loss	(3.31)
Total from Investment Operations	(3.11)
Distributions from and/or in Excess of:
Net Investment Income	(0.38)
Net Realized Gain	(0.20)
Total Distributions	(0.58)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$22.54
Total Return(4)	(11.82	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$9
Ratios of Expenses to Average Net Assets(8)	0.93	%(5)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.56	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)
Portfolio Turnover Rate	56%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.46	%(7)
Net Investment Loss to Average Net Assets	(16.97	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub-Adviser"), each a

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$32,620	$—	$32,620
Banks	31,932	228,936	—	260,868
Beverages	14,978	17,314	—	32,292
Capital Markets	—	10,705	—	10,705
Construction Materials	—	19,544	—	19,544
Diversified Consumer Services	8,998	—	—	8,998
Diversified Financial Services	—	8,288	—	8,288
Diversified Telecommunication Services	—	15,509	—	15,509
Electronic Equipment, Instruments & Components	—	2,099	—	2,099
Food & Staples Retailing	13,394	44,995	—	58,389
Food Products	—	22,516	—	22,516
Gas Utilities	4,053	—	—	4,053
Health Care Providers & Services	—	10,742	—	10,742
Hotels, Restaurants & Leisure	6,256	899	—	7,155
Household Products	—	9,984	—	9,984
Independent Power & Renewable Electricity Producers	—	3,111	—	3,111
Industrial Conglomerates	—	22,489	—	22,489
Information Technology Services	—	7,951	—	7,951
Insurance	—	30,447	—	30,447
Interactive Media & Services	39,689	40,214	—	79,903
Machinery	—	10,360	—	10,360
Media	—	5,441	—	5,441
Metals & Mining	13,607	11,879	—	25,486
Multi-Line Retail	—	23,122	—	23,122
Oil, Gas & Consumable Fuels	—	39,852	—	39,852
Personal Products	—	19,134	—	19,134
Pharmaceuticals	—	9,146	—	9,146
Real Estate Management & Development	—	15,794	—	15,794
Semiconductors & Semiconductor Equipment	—	66,341	—	66,341
Tech Hardware, Storage & Peripherals	—	34,152	—	34,152
Textiles, Apparel & Luxury Goods	—	44,537	—	44,537
Thrifts & Mortgage Finance	—	10,916	—	10,916
Transportation Infrastructure	—	6,972	—	6,972
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Wireless Telecommunication Services	$—	$13,742	$—	$13,742
Total Common Stocks	132,907	839,751	—	972,658
Short-Term Investments
Investment Company	78,197	—	—	78,197
Foreign Currency Forward Exchange Contract	—	384	—	384
Total Assets	211,104	840,135	—	1,051,239
Liabilities:
Foreign Currency Forward Exchange Contract	—	(2,154)	—	(2,154)
Futures Contract	(363)	—	—	(363)
Total Liabilities	(363)	(2,154)	—	(2,517)
Total	$210,741	$837,981	$—	$1,048,722

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$384
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange	Unrealized Depreciation on Foreign Currency Forward
Contract	Exchange Contract	Currency Risk	$(2,154)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	(363	)(a)
Total			$(2,517)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$3,770
Equity Risk	Futures Contract	1,150
Total		$4,920
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(1,770)
Equity Risk	Futures Contract	(363)
Total		$(2,133)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$384	$(2,154)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Goldman Sachs International	$384	$—	$—	$384
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
UBS AG	$2,154	$—	$—	$2,154

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contract:
Average monthly principal amount	$132,677,000
Futures Contracts:
Average monthly notional value	$6,048,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$8,747	(d)	$—	$8,747	(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $8,887,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $236,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,887	$—	$—	$—	$8,887
Total Borrowings	$8,887	$—	$—	$—	$8,887
Gross amount of recognized liabilities for securities lending transactions					$8,887

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $4,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $694,332,000 and $825,090,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $88,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$46,342	$415,197	$383,342	$950
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$78,197

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$17,069	$9,096	$9,134	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(3,586)	$3,586

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$926

During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $33,443,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended

December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$2,835	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.9%.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $9,096,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $16,632,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $3,105,000 and has derived net income from sources within foreign countries amounting to approximately $29,708,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

39

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

40

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

41

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMANN
2400856 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Emerging Markets Small Cap Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Emerging Markets Small Cap Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Emerging Markets Small Cap Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Small Cap Portfolio Class I	$1,000.00	$892.30	$1,018.60	$6.25	$6.67	1.31%
Emerging Markets Small Cap Portfolio Class A	1,000.00	891.60	1,016.79	7.96	8.49	1.67
Emerging Markets Small Cap Portfolio Class C	1,000.00	887.60	1,013.01	11.51	12.28	2.42
Emerging Markets Small Cap Portfolio Class IS	1,000.00	893.20	1,018.85	6.01	6.41	1.26

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Emerging Markets Small Cap Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –15.73%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI Emerging Markets Small Cap Net Index (the "Index"), which returned –18.59%.

Factors Affecting Performance

•  Emerging markets (EM) small-cap equities underperformed the broad emerging markets equities universe during the one-year period ending December 31, 2018, with the Index returning –18.59% versus the MSCI Emerging Markets Net Index's return of –14.57%.

•  Positive contributors to the Fund's performance during the period included our stock selection in Malaysia and Taiwan, and our stock selection in and underweight allocation to Thailand. Our stock selection in and overweight allocation to Indonesia and overweight allocations to Kuwait and Brazil also contributed.

•  Key detractors from performance included the Fund's stock selection in Korea and allocation to Argentina. Our stock selection in Qatar and India and allocation to Vietnam also detracted.

•  From a sector perspective, our stock selection in consumer staples, industrials and information technology contributed to returns. Our stock selection in financials and consumer discretionary detracted, though our overweight allocations to these sectors added to returns.

Management Strategies

•  Before its downturn during the fourth quarter of 2018, technology had dominated returns in emerging markets for nearly three years, showing high correlation with its U.S. counterparts. As a sector, tech had contributed around 40% of EM returns over the prior three years — a share matched only by energy in

2007.(i) Tech-heavy China had accounted for nearly half of all returns during this same three-year period. The infatuation with big tech stocks had driven the relative performance of small- and medium-cap stocks (on an equal-weighted index) to nearly two standard deviations below its historical trend in the emerging markets.(ii) This is highly unusual.

•  Our argument for some time has been that when market imbalances grow this extreme, they don't persist. Now that we have begun to see major falls in tech and the tech-heavy MSCI China Index, the question is how the rebalancing is likely to play out. After the busts of tech and telecom in 2000 and energy in 2008, the beaten-down sectors recovered, small and medium caps came back to life and forgotten countries were rediscovered.

•  Investors are also rediscovering overlooked markets in Eastern Europe and Latin America. Those markets had been battered in part by the strong U.S. dollar, which historically sucks money out of EM. Since the early 1980s, the dollar has rarely traded more than 15% above or below its long-term range, and it is now at the high end of that range.(iii) Dollar bear markets have tended to last around seven years. Our view is that the dollar's rise in 2018 was a temporary rally within the downtrend that began in 2016 and could prove long-lasting.

•  Some of the hardest hit EM currencies have stabilized, and there is no reason to expect the broad collapse to resume. As a group, emerging markets — even excluding China — are in current account surplus. This contrasts with the aggregate current account deficit in 2013 when the "taper tantrum" rattled countries with large deficits, such as Brazil and India. Both those countries and others have seen their deficits narrow since then. Concerns about emerging market debt are really reflecting worries about China's debt. While the rest of EM has seen its non-financial debt climb by 20 percentage points as a share of gross domestic product (GDP) since the global financial crisis of 2008, China's debt has grown by more than 100 percentage points.(iii)

(i)  Source: Morgan Stanley Investment Management, MSCI, as of December 31, 2017

(ii)  Source: FAME, FactSet, as of June 14, 2018. The analysis is based on the relative performance trend of an equal-weighted MSCI EM Index versus a cap-weighted MSCI EM Index measured over the past 20 years.

(iii)  Source: Morgan Stanley Investment Management, Bloomberg, FactSet, Haver Analytics

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Emerging Markets Small Cap Portfolio

•  We believe our portfolio is well positioned to benefit from the current market environment. In keeping with our long-standing process, we are overweight countries where we think that economic growth is stable or accelerating over the next several years. We have a significant portion of the portfolio in stocks in the financials and consumer discretionary sectors, which traditionally perform well during economic recoveries — as the majority of EM countries are experiencing.

•  Indonesia, the Philippines and India are still low GDP per capita countries with enormous catch-up potential. Indonesia and Malaysia have adjusted successfully to lower commodity prices, leading to better current and fiscal account positions. The Philippines is one of the highest growing countries in EM, and we think this can translate into superior earnings growth in select companies.

•  We are constructive on EM financials benefiting from underpenetrated credit markets and favorable interest rate environments in individual countries. We favor consumer plays benefiting from healthy domestic demand (driven by improving access to credit and rising GDP per capita) and believe there is rising demand for health care, travel and leisure activities.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 15, 2015.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI Emerging Markets Small Cap Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–15.73%	—	—	3.98%
Fund — Class A Shares w/o sales charges(4)	–16.03	—	—	3.60
Fund — Class A Shares with maximum 5.25% sales charges(4)	–20.41	—	—	1.79
Fund — Class C Shares w/o sales charges(4)	–16.66	—	—	2.82
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–17.48	—	—	2.82
Fund — Class IS Shares w/o sales charges(4)	–15.65	—	—	4.02
MSCI Emerging Markets Small Cap Net Index	–18.59	—	—	5.15
Lipper Emerging Markets Funds Index	–15.34	—	—	9.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Emerging Markets Small Cap Net Index is a free float-adjusted market capitalization weighted index that is designed to measure small cap equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 15, 2015.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Common Stocks (99.1%)
Argentina (1.2%)
Globant SA (a)	11,769	$663
Brazil (9.2%)
Banco ABC Brasil SA (Preference)	196,979	861
BK Brasil Operacao e Assessoria a Restaurantes SA	211,633	1,133
Fleury SA	108,903	559
Linx SA	77,630	652
Localiza Rent a Car SA	105,743	810
Lojas Americanas SA (Preference)	120,500	615
Odontoprev SA	165,338	587
		5,217
China (12.2%)
Baozun, Inc ADR (a)(b)	14,501	424
Beijing Thunisoft Corp., Ltd., Class A	444,000	974
Canvest Environmental Protection Group Co., Ltd. (b)(c)	1,171,000	615
China Education Group Holdings Ltd. (a)(c)	422,000	511
China Everbright Greentech Ltd. (c)	671,000	478
China New Higher Education Group Ltd. (c)	854,000	370
Focused Photonics Hangzhou, Inc., Class A	210,900	792
JNBY Design Ltd. (c)	345,500	484
OneSmart International Education Group Ltd. ADR (a)(b)	110,351	861
Secoo Holding Ltd. ADR (a)(b)	70,040	635
Shenzhen Airport Co. Ltd., Class A	631,000	718
		6,862
Egypt (3.6%)
Credit Agricole Egypt SAE	323,149	740
Integrated Diagnostics Holdings PLC	147,361	612
Juhayna Food Industries	1,078,004	677
		2,029
India (18.2%)
Blue Star Ltd.	61,719	551
CreditAccess Grameen Ltd. (a)	129,919	712
Gujarat Gas Ltd.	76,526	733
Gulf Oil Lubricants India Ltd.	66,926	787
Indraprastha Gas Ltd.	197,325	757
Inox Leisure Ltd. (a)	186,856	661
Persistent Systems Ltd.	93,876	838
PVR Ltd.	26,982	619
Ramco Cements Ltd. (The)	103,323	948
Sterlite Technologies Ltd.	257,168	1,077
TCI Express Ltd.	102,459	921
Voltas Ltd.	89,961	711
Westlife Development Ltd. (a)	171,416	950
		10,265
Indonesia (7.3%)
Ace Hardware Indonesia Tbk PT	7,606,900	788
Bank Tabungan Negara Persero Tbk PT	5,688,100	1,004
	Shares	Value (000)
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (a)	4,871,200	$608
Mitra Adiperkasa Tbk PT	11,479,600	643
Nippon Indosari Corpindo Tbk PT	12,654,200	1,056
		4,099
Korea, Republic of (12.5%)
AfreecaTV Co. Ltd.	15,994	561
BusinessOn Communication Co. Ltd.	34,698	463
Cafe24 Corp. (a)	6,100	597
Dentium Co., Ltd.	15,728	808
Douzone Bizon Co., Ltd.	24,265	1,133
Innocean Worldwide, Inc.	17,362	984
JB Financial Group Co. Ltd.	166,707	850
JYP Entertainment Corp. (a)	30,600	825
Koh Young Technology, Inc.	11,506	849
		7,070
Kuwait (1.3%)
Boubyan Bank KSCP	225,275	415
Humansoft Holding Co. KSC	29,750	322
		737
Malaysia (4.0%)
Bermaz Auto Bhd	1,254,900	652
Carlsberg Brewery Malaysia Bhd, Class B	170,500	812
Mynews Holdings Bhd	2,258,900	821
		2,285
Mexico (2.4%)
Grupo Aeroportuario del Centro Norte SAB de CV	100,757	481
Regional SAB de CV	158,567	729
Unifin Financiera SAB de CV SOFOM ENR	60,276	128
		1,338
Morocco (1.2%)
Societe d'Exploitation des Ports	37,995	652
Nigeria (1.1%)
Guaranty Trust Bank PLC	6,364,118	603
Philippines (3.3%)
MacroAsia Corp.	1,758,250	568
Security Bank Corp.	188,230	556
Wilcon Depot, Inc.	3,060,900	735
		1,859
Poland (1.2%)
Dino Polska SA (a)	27,695	708
South Africa (2.4%)
AVI Ltd.	112,479	795
Reunert Ltd.	110,641	542
		1,337
Taiwan (13.9%)
ASPEED Technology, Inc.	31,000	585
Bizlink Holding, Inc.	116,560	838
Cub Elecparts, Inc.	104,983	811
King Slide Works Co., Ltd.	56,000	581

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

	Shares	Value (000)
Taiwan (cont'd)
Poya International Co., Ltd.	87,492	$900
President Chain Store Corp.	71,000	717
Sunny Friend Environmental Technology Co. Ltd.	150,000	987
TCI Co., Ltd.	79,894	1,332
Voltronic Power Technology Corp.	64,000	1,116
		7,867
Thailand (1.7%)
Muangthai Capital PCL (Foreign)	658,500	990
Turkey (0.3%)
Coca-Cola Icecek AS	33,837	197
Vietnam (2.1%)
Ho Chi Minh City Development Joint Stock Commercial Bank	436,100	569
Sai Gon Cargo Service Corp.	97,800	607
		1,176
Total Common Stocks (Cost $57,915)		55,954
Short-Term Investments (2.7%)
Securities held as Collateral on Loaned Securities (1.8%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,002)	1,002,156	1,002
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $515)	514,812	515
Total Short-Term Investments (Cost $1,517)		1,517
Total Investments (101.8%) (Cost $59,432) Including $1,072 of Securities Loaned (d)(e)(f)		57,471
Liabilities in Excess of Other Assets (–1.8%)		(1,015)
Net Assets (100.0%)		$56,456

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security trades on the Hong Kong exchange.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contract.

(e)  The approximate fair value and percentage of net assets, $49,569,000 and 87.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $59,436,000. The aggregate gross unrealized appreciation is approximately $3,098,000 and the aggregate gross unrealized depreciation is approximately $5,060,000, resulting in net unrealized depreciation of approximately $1,962,000.

ADR  American Depositary Receipt.

Foreign Currency Forward Exchange Contract:

The Fund had the following foreign currency forward exchange contract open at December 31, 2018:

Counterparty	Contract to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (000)
UBS AG	HKD	13,096	$1,675	2/28/19	$3

HKD — Hong Kong Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Emerging Markets Small Cap Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	75.5%
Banks	12.3
Software	6.9
Specialty Retail	5.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open foreign currency forward exchange contract with unrealized appreciation of $3,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $57,915)	$55,954
Investment in Security of Affiliated Issuer, at Value (Cost $1,517)	1,517
Total Investments in Securities, at Value (Cost $59,432)	57,471
Foreign Currency, at Value (Cost $28)	28
Receivable for Investments Sold	142
Dividends Receivable	21
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	3
Receivable from Affiliate	2
Receivable from Securities Lending Income	2
Tax Reclaim Receivable	—	@
Other Assets	43
Total Assets	57,712
Liabilities:
Collateral on Securities Loaned, at Value	1,002
Payable for Professional Fees	85
Payable for Fund Shares Redeemed	61
Payable for Investments Purchased	42
Payable for Advisory Fees	23
Payable for Custodian Fees	22
Payable for Sub Transfer Agency Fees — Class I	5
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Administration Fees	4
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Bank Overdraft	2
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	6
Total Liabilities	1,256
Net Assets	$56,456
Net Assets Consist of:
Paid-in-Capital	$60,019
Total Accumulated Loss	(3,563)
Net Assets	$56,456

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Small Cap Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$48,965
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,614,462
Net Asset Value, Offering and Redemption Price Per Share	$10.61
CLASS A:
Net Assets	$179
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,994
Net Asset Value, Redemption Price Per Share	$10.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.11
CLASS C:
Net Assets	$33
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,227
Net Asset Value, Offering and Redemption Price Per Share	$10.35
CLASS IS:
Net Assets	$7,279
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	685,646
Net Asset Value, Offering and Redemption Price Per Share	$10.62
(1) Including: Securities on Loan, at Value:	$1,072

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Small Cap Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $66 of Foreign Taxes Withheld)	$602
Dividends from Security of Affiliated Issuer (Note G)	26
Income from Securities Loaned — Net	24
Total Investment Income	652
Expenses:
Advisory Fees (Note B)	533
Professional Fees	178
Custodian Fees (Note F)	70
Registration Fees	52
Administration Fees (Note C)	34
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Shareholder Reporting Fees	15
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	4
Pricing Fees	4
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Other Expenses	19
Total Expenses	933
Waiver of Advisory Fees (Note B)	(323)
Reimbursement of Class Specific Expenses — Class I (Note B)	(4)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(2)
Net Expenses	598
Net Investment Income	54
Realized Loss:
Investments Sold (Net of $32 of Capital Gain Country Tax)	(1,530)
Foreign Currency Translation	(83)
Net Realized Loss	(1,613)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $97)	(6,839)
Foreign Currency Forward Exchange Contract	3
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(6,836)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(8,449)
Net Decrease in Net Assets Resulting from Operations	$(8,395)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$54	$(21)
Net Realized Gain (Loss)	(1,613)	2,590
Net Change in Unrealized Appreciation (Depreciation)	(6,836)	4,176
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,395)	6,745
Dividends and Distributions to Shareholders:
Class I	(774)	(891	)*
Class A	(3)	(1	)*
Class C	(1)	(—	@)*
Class IS	(114)	(—	@)*
Total Dividends and Distributions to Shareholders	(892)	(892)
Capital Share Transactions:(1)
Class I:
Subscribed	35,038	247
Distributions Reinvested	203	2
Redeemed	(3,753)	—
Class A:
Subscribed	82	172
Distributions Reinvested	3	—	@
Redeemed	(48)	(1)
Class C:
Subscribed	17	11
Distributions Reinvested	— @	—	@
Class IS:
Subscribed	8,100	—
Distributions Reinvested	114	—
Net Increase in Net Assets Resulting from Capital Share Transactions	39,756	431
Redemption Fees	— @	—
Total Increase in Net Assets	30,469	6,284
Net Assets:
Beginning of Period	25,987	19,703
End of Period	$56,456	$25,987	†

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Emerging Markets Small Cap Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)		Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,938		20
Shares Issued on Distributions Reinvested	17		—	@@
Shares Redeemed	(357)		—
Net Increase in Class I Shares Outstanding	2,598		20
Class A:
Shares Subscribed	6		14
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(4)		(—	@@)
Net Increase in Class A Shares Outstanding	2		14
Class C:
Shares Subscribed	1		1
Shares Issued on Distributions Reinvested	—	@@	—	@@
Net Increase in Class C Shares Outstanding	1		1
Class IS:
Shares Subscribed	675		—
Shares Issued on Distributions Reinvested	10		—
Net Increase in Class IS Shares Outstanding	685		—

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain		$(891)
Class A:
Net Realized Gain		$(1)
Class C:
Net Realized Gain	$	(—	@)
Class IS:
Net Realized Gain	$	(—	@)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(103).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class I
	Year Ended December 31,						Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$12.77		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.02		(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	(2.01)		3.38		(0.35)		0.27
Total from Investment Operations	(1.99)		3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)		—
Net Realized Gain	(0.17)		(0.45)		—		—
Total Distributions	(0.17)		(0.45)		(0.10)		—
Redemption Fees	0.00	(3)	—		—		—
Net Asset Value, End of Period	$10.61		$12.77		$9.85		$10.28
Total Return(4)	(15.73)%		34.29%		(3.19)%		2.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$48,965		$25,762		$19,673		$20,536
Ratio of Expenses to Average Net Assets(10)	1.41	%(5)(6)	1.57	%(5)	1.61	%(5)	1.58	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.14	%(5)	(0.09	)%(5)	0.16	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.00	%(7)	0.03	%(9)
Portfolio Turnover Rate	70%		71%		69%		5	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.18%		2.58%		2.63%		7.62	%(9)
Net Investment Loss to Average Net Assets	(0.63)%		(1.10)%		(0.86)%		(5.03	)%(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.30% for Class I shares. Prior to July 13, 2018, the maximum ratio was 1.65% for Class I shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class A
	Year Ended December 31,						Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$12.72		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.01)		(0.06)		(0.02)		0.00	(3)
Net Realized and Unrealized Gain (Loss)	(2.01)		3.38		(0.35)		0.28
Total from Investment Operations	(2.02)		3.32		(0.37)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.06)		—
Net Realized Gain	(0.17)		(0.45)		—		—
Total Distributions	(0.17)		(0.45)		(0.06)		—
Redemption Fees	0.00	(3)	—		—		—
Net Asset Value, End of Period	$10.53		$12.72		$9.85		$10.28
Total Return(4)	(16.03)%		33.79%		(3.58)%		2.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$179		$188		$10		$10
Ratio of Expenses to Average Net Assets(10)	1.83	%(5)(6)	1.96	%(5)	2.00	%(5)	1.97	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.11	)%(5)	(0.50	)%(5)	(0.22	)%(5)	0.62	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.00	%(7)	0.03	%(9)
Portfolio Turnover Rate	70%		71%		69%		5	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.49	%(8)	12.38%		22.65%		21.45	%(9)
Net Investment Loss to Average Net Assets	(1.77	)%(8)	(10.92)%		(20.87)%		(18.86	)%(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A shares. Prior to July 13, 2018, the maximum ratio was 2.00% for Class A shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class C
	Year Ended December 31,						Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$12.60		$9.84		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.10)		(0.15)		(0.10)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(1.98)		3.36		(0.34)		0.28
Total from Investment Operations	(2.08)		3.21		(0.44)		0.28
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.45)		—		—
Redemption Fees	0.00	(3)	—		—		—
Net Asset Value, End of Period	$10.35		$12.60		$9.84		$10.28
Total Return(4)	(16.66)%		32.70%		(4.28)%		2.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33		$24		$10		$10
Ratio of Expenses to Average Net Assets(10)	2.58	%(5)(6)	2.71	%(5)	2.75	%(5)	2.73	%(5)(9)
Ratio of Net Investment Loss to Average Net Assets(10)	(0.84	)%(5)	(1.27	)%(5)	(0.99	)%(5)	(0.14	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.04%		0.00	%(7)	0.02	%(9)
Portfolio Turnover Rate	70%		71%		69%		5	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	9.02%		20.48%		23.48%		22.20	%(9)
Net Investment Loss to Average Net Assets	(7.28)%		(19.04)%		(21.72)%		(19.61	)%(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.40% for Class C shares. Prior to July 13, 2018, the maximum ratio was 2.75% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Emerging Markets Small Cap Portfolio

	Class IS
	Year Ended December 31,						Period from December 15, 2015(1) to
Selected Per Share Data and Ratios	2018		2017		2016		December 31, 2015
Net Asset Value, Beginning of Period	$12.77		$9.85		$10.28		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.00	(3)	(0.01)		0.02		0.01
Net Realized and Unrealized Gain (Loss)	(1.98)		3.38		(0.35)		0.27
Total from Investment Operations	(1.98)		3.37		(0.33)		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.10)		—
Net Realized Gain	(0.17)		(0.45)		—		—
Total Distributions	(0.17)		(0.45)		(0.10)		—
Redemption Fees	0.00	(3)	—		—		—
Net Asset Value, End of Period	$10.62		$12.77		$9.85		$10.28
Total Return(4)	(15.65)%		34.29%		(3.18)%		2.80	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,279		$13		$10		$10
Ratio of Expenses to Average Net Assets(10)	1.26	%(5)(6)	1.55	%(5)	1.60	%(5)	1.58	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.03	%(5)	(0.08	)%(5)	0.16	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.05%		0.00	%(7)	0.02	%(9)
Portfolio Turnover Rate	70%		71%		69%		5	%(8)
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.10%		19.47%		21.37%		21.20	%(9)
Net Investment Loss to Average Net Assets	(0.81)%		(18.00)%		(19.61)%		(18.61	)%(9)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 13, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class IS shares. Prior to July 13, 2018, the maximum ratio was 1.60% for Class IS shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Emerging Markets Small Cap Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally,

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$1,528	$—	$1,528
Auto Components	—	811	—	811
Banks	729	6,206	—	6,935
Beverages	—	1,009	—	1,009
Building Products	—	551	—	551
Chemicals	—	787	—	787
Commercial Services & Supplies	—	1,779	—	1,779
Communications Equipment	—	1,077	—	1,077
Construction & Engineering	—	711	—	711
Construction Materials	—	948	—	948
Consumer Finance	128	1,702	—	1,830
Diversified Consumer Services	861	1,203	—	2,064
Electrical Equipment	—	1,954	—	1,954
Entertainment	—	2,105	—	2,105
Food & Staples Retailing	—	1,425	—	1,425
Food Products	—	2,528	—	2,528
Gas Utilities	—	1,490	—	1,490
Health Care Equipment & Supplies	—	808	—	808
Health Care Providers & Services	—	1,758	—	1,758
Hotels, Restaurants & Leisure	—	2,083	—	2,083
Independent Power & Renewable Electricity Producers	—	1,093	—	1,093
Industrial Conglomerates	—	542	—	542
Information Technology Services	—	1,435	—	1,435
Interactive Media & Services	—	561	—	561
Internet & Direct Marketing Retail	1,059	—	—	1,059
Machinery	—	581	—	581
Media	—	984	—	984
Multi-Line Retail	—	2,158	—	2,158
Personal Products	—	1,332	—	1,332
Road & Rail	—	810	—	810
Semiconductors & Semiconductor Equipment	—	1,434	—	1,434
Software	663	3,222	—	3,885
Specialty Retail	—	2,996	—	2,996
Textiles, Apparel & Luxury Goods	—	484	—	484
Transportation Infrastructure	481	1,938	—	2,419
Total Common Stocks	3,921	52,033	—	55,954
Short-Term Investments
Investment Company	1,517	—	—	1,517
Foreign Currency Forward Exchange Contract	—	3	—	3
Total Assets	$5,438	$52,036	$—	$57,474
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Depreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$3

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contract	$3

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contract	$3	$—

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$3	$—	$—	$3

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$975,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$1,072	(b)	$—	$1,072	(c)(d)	$0

(b) Represents market value of loaned securities at year end.

(c) The Fund received cash collateral of approximately $1,002,000 which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $115,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(d) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,002	$—	$—	$—	$1,002
Total Borrowings	$1,002	$—	$—	$—	$1,002
Gross amount of recognized liabilities for securities lending transactions					$1,002

6.  Redemption Fees: The Fund will assess a 2% redemption fee, on Class I shares, Class A shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.65% for Class I shares, 2.00% for Class A shares, 2.75% for Class C shares and 1.60% for Class IS shares. Effective July 13, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed for 1.30% Class I shares, 1.65% for Class A shares, 2.40% for Class C shares and 1.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $323,000 of advisory fees were waived and approximately $10,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $67,660,000 and $28,439,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,424	$47,803	$47,710	$26
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$1,517

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$892	$—	$892

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in Capital (000)
$59	$(59)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $1,496,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$9	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 60.5%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Emerging Markets Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Small Cap Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Emerging Markets Small Cap Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 15, 2015 (commencement of operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $892,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIEMSCANN
2401007 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Frontier Markets Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Frontier Markets Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Frontier Markets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Frontier Markets Portfolio Class I	$1,000.00	$887.20	$1,015.73	$8.94	$9.55	1.88%
Frontier Markets Portfolio Class A	1,000.00	885.90	1,014.22	10.36	11.07	2.18
Frontier Markets Portfolio Class L	1,000.00	883.80	1,011.90	12.54	13.39	2.64
Frontier Markets Portfolio Class C	1,000.00	882.10	1,010.49	13.85	14.80	2.92
Frontier Markets Portfolio Class IS	1,000.00	886.70	1,015.17	9.46	10.11	1.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Frontier Markets Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –22.60%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI Frontier Markets Index (the "Index"), which returned –16.41%.

Factors Affecting Performance

•  The MSCI Frontier Markets Index (–16.41%) underperformed the MSCI Emerging Markets Index (–14.57%). Within the Index, Kuwait (+15.42%), Tunisia (+13.38%), Serbia (+2.56%) and Romania (+1.75%) led market returns. Argentina (–50.84%) was the worst-performing market as it suffered currency weakness in April and again in August. Mauritius (–21.28%), Bangladesh (–14.72%) and Nigeria (–14.34%) also underperformed in the region.

•  Argentina was the biggest headwind to the Fund in the second and third quarters of 2018. Argentina experienced a swift rate and currency adjustment beginning in late April that passed through to higher inflation and forecasts for slower growth for the rest of 2018. The central bank hiked interest rates to 60% at the end of August, which resulted in banks selling off by an average of 60% in U.S. dollar terms for the year.(i)

•  The Fund's allocation to a South African mobile operator also detracted from performance. We had been positive on its operations in Nigeria, as we believed the company would benefit from an improving macro story in the country, currency stability and foreign exchange availability, and weakened competition. However, at the end of August its Nigeria subsidiary was hit with two large regulatory and taxation issues. Given the heightened political risk in Nigeria and lack of clarity on the future of the company's Nigerian business, we exited the position.

•  The Fund has not been invested in Bahrain because the country remains dependent on the Gulf

Cooperation Council (GCC) and suffers from weak macro fundamentals, with twin deficits and critically low levels of reserves. Bahrain outperformed during the year on the back of two event-driven rallies. In June the GCC announced measures to support Bahrain and in July a Kuwait bank and a Bahrain bank, which is the largest constituent of the MSCI Bahrain Index, began merger talks that would potentially create one of the Gulf's largest Islamic banks.

•  The Fund's underweight allocation to Romania and stock selection in Vietnam hampered returns. From a sector perspective, stock selection in financials, real estate and communication services detracted from performance.

•  The Fund's allocations to Saudi Arabia, Qatar, Hungary and Egypt contributed to performance. Our underweight allocation to Senegal also contributed. From a sector perspective, our stock selection in and underweight allocation to utilities and stock selection in industrials and consumer discretionary added to returns.

Management Strategies

•  We remain positive on the opportunity in frontier markets (FM) as the global growth reset should see higher upside in frontier. Frontier gross domestic product (GDP) growth should start to accelerate in 2019, picking up from 2.9% in 2018 to 3.2% in 2019 and 3.6% in 2020.(ii) During this time emerging markets (EM) ex-China economies are expected to see growth stable at 3.3%.(iii) The last time we saw a narrowing then widening of the GDP growth differential between FM and EM economies was in 2013-2015 when FM equities outperformed EM equities materially.

•  Frontier markets debt levels in aggregate are much lower than EM, allowing policymakers to use credit creation to support economic expansion. Frontier countries are also less exposed to a trade war, given their low percentage of total exports to China. Excluding oil, total frontier exports to China is only 8% versus 15% for emerging markets countries.(iv) Given this, if there is a trade war and China growth

(i)  Source: Blomberg L.P.

(ii)  Source: International Monetary Fund

(iii)  Source: Haver Analytics, Morgan Stanley Investment Management

(iv)  Source: Haver Analytics

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

slows, FM countries should be more insulated, and some economies such as Vietnam could be net beneficiaries of manufacturing moving out of China over the medium term.

•  Frontier currencies are now in aggregate undervalued and back to the valuation levels of 2013, as virtually all FM currencies have had material adjustments with only two currencies left overvalued, the Bangladeshi taka and the Kenyan schilling. From a bottom-up perspective, frontier corporates are growing top-line faster with better returns than those in emerging markets. Frontier corporates are seeing higher sales growth and return on equity, and corporate debt-to-EBITDA (earnings before interest, taxes, depreciation and amortization) are at lower levels than emerging markets and developed markets.

•  The correlation of frontier equities to other equity asset classes has fallen materially since peaking in 2013 and is now very low to MSCI Emerging Markets Index, MSCI All Country World Index and MSCI EAFE Index equities.(v) In addition, the volatility of frontier equities has remained significantly lower than Emerging Markets equities on a five-year basis.(v) Frontier markets have historically been a good way to diversify and reduce risk in a global equity allocation, and we believe this benefit is now even stronger.

•  We continuously assess the growth levers providing tailwinds to frontier economies such as strong demographics with labor force growth sufficient for high GDP growth, an underpenetrated credit cycle, a relatively low level of private debt-to-GDP and healthy domestic demand. Many of the frontier markets are recovering off a low in GDP growth and experienced significant resets in the economy, including markets like Nigeria and select markets across the Middle East.

•  From a thematic perspective, we continue to own and seek companies benefiting from healthy domestic demand, particularly in regards to health care, and select consumer discretionary and staples. We also see demand for financial services in countries with low credit penetration. We are seeking to minimize our exposure to countries highly dependent on trade as protectionism is increasingly part of the platform on new populist leaders.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

(v)  Source: FactSet

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Frontier Markets Portfolio

Performance Compared to the MSCI Frontier Markets Index(1) and the Lipper Emerging Markets Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–22.60%	–2.28%	5.29%	–0.48%
Fund — Class A Shares w/o sales charges(5)	–22.80	–2.58	—	3.30
Fund — Class A Shares with maximum 5.25% sales charges(5)	–26.84	–3.62	—	2.42
Fund — Class L Shares w/o sales charges(5)	–23.19	–3.19	—	2.68
Fund — Class C Shares w/o sales charges(7)	–23.42	—	—	–5.68
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–24.18	—	—	–5.68
Fund — Class IS Shares w/o sales charges(6)	–22.61	—	—	–3.76
MSCI Frontier Markets Index	–16.41	0.67	4.75	–1.96
Lipper Emerging Markets Funds Index	–15.34	1.38	8.05	2.33

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 29 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  On September 17, 2012, all assets of Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Predecessor Fund") were reorganized into Class I shares of Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio ("the Fund"). Performance shown for Class I shares reflects the performance of the shares of the Predecessor Fund for periods prior to September 17, 2012. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. In addition, Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. The Predecessor Fund commenced operations on August 25, 2008.

(5)  Commenced offering on September 14, 2012.

(6)  Commenced offering on February 27, 2015.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Frontier Markets Portfolio

	Shares	Value (000)
Common Stocks (97.2%)
Argentina (19.4%)
Arcos Dorados Holdings, Inc., Class A	364,787	$2,882
Banco Macro SA ADR	169,203	7,482
Despegar.com Corp. (a)	128,122	1,590
Globant SA (a)	126,560	7,128
Grupo Financiero Galicia SA ADR	329,764	9,091
Grupo Supervielle SA ADR	370,823	3,219
Pampa Energia SA ADR (a)	198,387	6,311
Telecom Argentina SA ADR	430,472	6,698
YPF SA ADR	614,145	8,223
		52,624
Bangladesh (3.4%)
Beximco Pharmaceuticals Ltd.	3,312,957	3,108
Square Pharmaceuticals Ltd.	2,056,390	6,223
		9,331
Egypt (4.6%)
Commercial International Bank Egypt SAE	1,083,505	4,536
Egyptian Financial Group-Hermes Holding Co. (a)	3,707,119	3,115
Integrated Diagnostics Holdings PLC	743,493	3,089
Juhayna Food Industries	2,632,972	1,654
		12,394
Hungary (0.6%)
OTP Bank Nyrt	38,239	1,542
Indonesia (0.6%)
Mitra Adiperkasa Tbk PT	27,431,100	1,536
Kazakhstan (0.5%)
Halyk Savings Bank of Kazakhstan JSC GDR	145,269	1,502
Kenya (1.8%)
Safaricom PLC	23,042,619	5,032
Kuwait (20.3%)
Boubyan Bank KSCP	3,011,725	5,554
Humansoft Holding Co. KSC	658,321	7,115
Mobile Telecommunications Co. KSC	9,521,799	14,076
National Bank of Kuwait	10,334,704	28,382
		55,127
Morocco (5.4%)
Attijariwafa Bank	209,784	9,945
Societe d'Exploitation des Ports	270,573	4,643
		14,588
Nigeria (9.8%)
Dangote Cement PLC	9,408,188	4,910
Guaranty Trust Bank PLC	98,813,684	9,364
Nestle Nigeria PLC	1,429,035	5,838
Zenith Bank PLC	102,706,344	6,512
		26,624
Oman (1.1%)
Bank Muscat SAOG	2,746,949	2,883
Pakistan (1.1%)
MCB Bank Ltd.	2,095,900	2,929
	Shares	Value (000)
Panama (0.6%)
Copa Holdings SA, Class A	21,263	$1,674
Romania (3.2%)
Banca Transilvania SA	11,517,682	5,684
Societatea Nationala de Gaze Naturale ROMGAZ SA	461,357	3,153
		8,837
Saudi Arabia (2.3%)
Bupa Arabia for Cooperative Insurance Co. (a)	147,581	3,187
United International Transportation Co. (a)	427,341	3,002
		6,189
Sri Lanka (1.0%)
Commercial Bank of Ceylon PLC	4,469,184	2,810
Tanzania, United Republic of (0.9%)
NMB Bank PLC	6,718,721	2,556
Turkey (0.1%)
Coca-Cola Icecek AS	54,343	317
United Arab Emirates (2.8%)
Dubai Islamic Bank PJSC	571,641	778
First Abu Dhabi Bank PJSC	788,476	3,027
NMC Health PLC	106,627	3,728
		7,533
United Kingdom (0.7%)
Coca-Cola HBC AG (a)	57,856	1,800
United States (0.4%)
MercadoLibre, Inc.	4,185	1,226
Vietnam (16.6%)
Ho Chi Minh City Development Joint Stock Commercial Bank	2,170,720	2,834
Masan Group Corp. (a)	1,874,560	6,265
Mobile World Investment Corp.	619,463	2,836
Sai Gon Cargo Service Corp.	473,510	2,939
Saigon Beer Alcohol Beverage Corp.	419,670	4,850
Vietjet Aviation JSC	913,112	4,735
Vietnam Dairy Products JSC	1,512,744	7,828
Vincom Retail JSC (a)	4,958,873	5,966
Vinhomes JSC (a)	2,193,302	6,942
		45,195
Total Common Stocks (Cost $262,822)		264,249
Participation Notes (3.2%)
Saudi Arabia (3.2%)
Almarai Co. JSC, Equity Linked Notes, expires 2/12/20 (a)	235,180	3,009
Jarir Marketing Co., Equity Linked Notes, expires 1/19/21 (a)	70,115	2,841
Saudi British Bank, Equity Linked Notes, expires 3/24/20 (a)	339,681	2,957
Total Participation Notes (Cost $8,125)		8,807

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Frontier Markets Portfolio

	No. of Warrants	Value (000)
Warrant (1.2%)
Saudi Arabia (1.2%)
National Commercial Bank, expires 10/21/20 (a) (Cost $2,935)	249,440	$3,182
Total Investments (101.6%) (Cost $273,882) (b)(c)		276,238
Liabilities in Excess of Other Assets (–1.6%)		(4,365)
Net Assets (100.0%)		$271,873

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $208,725,000 and 76.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $279,075,000. The aggregate gross unrealized appreciation is approximately $31,599,000 and the aggregate gross unrealized depreciation is approximately $34,437,000, resulting in net unrealized depreciation of approximately $2,838,000.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

PJSC  Public Joint Stock Company.

Portfolio Composition

Classification	Percentage of Total Investments
Banks	42.3%
Other*	41.9
Food Products	8.9
Wireless Telecommunication Services	6.9
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Frontier Markets Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $273,882)	$276,238
Foreign Currency, at Value (Cost $1,798)	1,797
Cash	21
Receivable for Investments Sold	8,401
Receivable for Fund Shares Sold	2,113
Dividends Receivable	282
Receivable from Affiliate	—	@
Other Assets	89
Total Assets	288,941
Liabilities:
Bank Overdraft	7,966
Payable for Fund Shares Redeemed	4,959
Payable for Investments Purchased	2,251
Payable for Advisory Fees	1,130
Payable for Custodian Fees	358
Deferred Capital Gain Country Tax	134
Payable for Professional Fees	94
Payable for Sub Transfer Agency Fees — Class I	51
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	39
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	22
Payable for Shareholder Services Fees — Class A	7
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	1
Other Liabilities	45
Total Liabilities	17,068
Net Assets	$271,873
Net Assets Consist of:
Paid-in-Capital	$353,568
Total Accumulated Loss	(81,695)
Net Assets	$271,873

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Frontier Markets Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$229,688
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,694,241
Net Asset Value, Offering and Redemption Price Per Share	$15.63
CLASS A:
Net Assets	$34,654
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,220,565
Net Asset Value, Redemption Price Per Share	$15.61
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.86
Maximum Offering Price Per Share	$16.47
CLASS L:
Net Assets	$1,241
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	79,589
Net Asset Value, Offering and Redemption Price Per Share	$15.59
CLASS C:
Net Assets	$1,657
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	107,747
Net Asset Value, Offering and Redemption Price Per Share	$15.38
CLASS IS:
Net Assets	$4,633
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	296,476
Net Asset Value, Offering and Redemption Price Per Share	$15.63

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Frontier Markets Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,796 of Foreign Taxes Withheld)	$19,920
Dividends from Security of Affiliated Issuer (Note G)	84
Total Investment Income	20,004
Expenses:
Advisory Fees (Note B)	7,100
Custodian Fees (Note F)	1,396
Sub Transfer Agency Fees — Class I	405
Sub Transfer Agency Fees — Class A	91
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	454
Shareholder Services Fees — Class A (Note D)	155
Distribution and Shareholder Services Fees — Class L (Note D)	16
Distribution and Shareholder Services Fees — Class C (Note D)	23
Professional Fees	170
Transfer Agency Fees — Class I (Note E)	99
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	10
Registration Fees	106
Shareholder Reporting Fees	70
Directors' Fees and Expenses	19
Pricing Fees	2
Other Expenses	99
Expenses Before Non Operating Expenses	10,227
Bank Overdraft Expense	46
Total Expenses	10,273
Rebate from Morgan Stanley Affiliate (Note G)	(9)
Net Expenses	10,264
Net Investment Income	9,740
Realized Loss:
Investments Sold (Net of $322 of Capital Gain Country Tax)	(9,183)
Foreign Currency Translation	(867)
Net Realized Loss	(10,050)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $1,962)	(135,959)
Foreign Currency Translation	12
Net Change in Unrealized Appreciation (Depreciation)	(135,947)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(145,997)
Net Decrease in Net Assets Resulting from Operations	$(136,257)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Frontier Markets Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,740	$5,369
Net Realized Gain (Loss)	(10,050)	56,268
Net Change in Unrealized Appreciation (Depreciation)	(135,947)	67,858
Net Increase (Decrease) in Net Assets Resulting from Operations	(136,257)	129,495
Dividends and Distributions to Shareholders:
Class I	(13,142)	—
Class A	(1,255)	—
Class L	(20)	—
Class C	(26)	—
Class IS	(190)	—
Total Dividends and Distributions to Shareholders	(14,633)	—
Capital Share Transactions:(1)
Class I:
Subscribed	134,972	209,840
Distributions Reinvested	9,070	—
Redeemed	(416,758)	(212,122)
Class A:
Subscribed	21,353	15,862
Distributions Reinvested	1,253	—
Redeemed	(59,351)	(37,356)
Class L:
Exchanged	16	—
Distributions Reinvested	20	—
Redeemed	(810)	(526)
Class C:
Subscribed	207	1,066
Distributions Reinvested	25	—
Redeemed	(818)	(578)
Class IS:
Subscribed	21,329	16,912
Distributions Reinvested	190	—
Redeemed	(28,473)	(15,164)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(317,775)	(22,066)
Redemption Fees	8	10
Total Increase (Decrease) in Net Assets	(468,657)	107,439
Net Assets:
Beginning of Period	740,530	633,091
End of Period	$271,873	$740,530 †

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Frontier Markets Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,991	10,845
Shares Issued on Distributions Reinvested	542	—
Shares Redeemed	(22,923)	(10,982)
Net Decrease in Class I Shares Outstanding	(15,390)	(137)
Class A:
Shares Subscribed	1,230	851
Shares Issued on Distributions Reinvested	75	—
Shares Redeemed	(3,224)	(1,958)
Net Decrease in Class A Shares Outstanding	(1,919)	(1,107)
Class L:
Shares Exchanged	1	—
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	(47)	(28)
Net Decrease in Class L Shares Outstanding	(45)	(28)
Class C:
Shares Subscribed	11	57
Shares Issued on Distributions Reinvested	2	—
Shares Redeemed	(45)	(30)
Net Increase (Decrease) in Class C Shares Outstanding	(32)	27
Class IS:
Shares Subscribed	1,005	863
Shares Issued on Distributions Reinvested	11	—
Shares Redeemed	(1,497)	(779)
Net Increase (Decrease) in Class IS Shares Outstanding	(481)	84

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $1,389.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Frontier Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.02		$17.39		$16.98		$19.15		$18.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.33		0.16		0.31		0.19		0.25
Net Realized and Unrealized Gain (Loss)	(5.07)		3.47		0.33		(2.21)		0.23
Total from Investment Operations	(4.74)		3.63		0.64		(2.02)		0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.65)		—		(0.23)		(0.14)		(0.18)
Paid-in-Capital	—		—		(0.00	)(3)	(0.01)		(0.01)
Total Distributions	(0.65)		—		(0.23)		(0.15)		(0.19)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.63		$21.02		$17.39		$16.98		$19.15
Total Return(4)	(22.60)%		20.82%		3.83%		(10.58)%		2.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$229,688		$632,435		$525,664		$531,927		$547,535
Ratio of Expenses to Average Net Assets(7)	1.77	%(5)	1.73	%(5)	1.67	%(5)	1.72	%(5)	1.69	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.76	%(5)	1.73	%(5)	N/A		N/A		1.71	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.68	%(5)	0.82	%(5)	1.82	%(5)	1.02	%(5)	1.23	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	61%		52%		30%		37%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.69%		N/A		1.72%
Net Investment Income to Average Net Assets	N/A		N/A		1.80%		N/A		1.20%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Frontier Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$20.86		$17.31		$16.90		$19.06		$18.78
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.11		0.24		0.11		0.18
Net Realized and Unrealized Gain (Loss)	(5.10)		3.44		0.35		(2.18)		0.24
Total from Investment Operations	(4.76)		3.55		0.59		(2.07)		0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.49)		—		(0.18)		(0.08)		(0.13)
Paid-in-Capital	—		—		(0.00	)(3)	(0.01)		(0.01)
Total Distributions	(0.49)		—		(0.18)		(0.09)		(0.14)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.61		$20.86		$17.31		$16.90		$19.06
Total Return(4)	(22.80)%		20.39%		3.49%		(10.90)%		2.39%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,654		$86,324		$90,817		$82,480		$76,839
Ratio of Expenses to Average Net Assets(7)	2.07	%(5)	2.05	%(5)	2.01	%(5)	2.07	%(5)	2.02	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.06	%(5)	2.05	%(5)	N/A		N/A		2.04	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.71	%(5)	0.59	%(5)	1.40	%(5)	0.60	%(5)	0.90	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	61%		52%		30%		37%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		2.03%		N/A		2.05%
Net Investment Income to Average Net Assets	N/A		N/A		1.38%		N/A		0.87%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Frontier Markets Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$20.65		$17.25		$16.79		$18.96		$18.71
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.17		(0.02)		0.15		0.05		0.06
Net Realized and Unrealized Gain (Loss)	(4.98)		3.42		0.32		(2.22)		0.25
Total from Investment Operations	(4.81)		3.40		0.47		(2.17)		0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		—		(0.01)		—		(0.05)
Paid-in-Capital	—		—		(0.00	)(3)	—		(0.01)
Total Distributions	(0.25)		—		(0.01)		—		(0.06)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$15.59		$20.65		$17.25		$16.79		$18.96
Total Return(4)	(23.19)%		19.59%		2.77%		(11.49)%		1.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,241		$2,570		$2,630		$4,490		$8,003
Ratio of Expenses to Average Net Assets(7)	2.57	%(5)	2.70	%(5)	2.70	%(5)	2.70	%(5)	2.65	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.56	%(5)	2.70	%(5)	N/A		N/A		2.67	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	0.88	%(5)	(0.13	)%(5)	0.88	%(5)	0.26	%(5)	0.27	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	61%		52%		30%		37%		52%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		2.76%		2.80%		2.73%		2.68%
Net Investment Income (Loss) to Average Net Assets	N/A		(0.19)%		0.78%		0.23%		0.24%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Frontier Markets Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$20.41		$17.07		$16.69		$19.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.11		(0.05)		0.10		(0.16)
Net Realized and Unrealized Gain (Loss)	(4.90)		3.39		0.34		(2.60)
Total from Investment Operations	(4.79)		3.34		0.44		(2.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		—		(0.06)		(0.07)
Paid-in-Capital	—		—		(0.00	)(4)	(0.01)
Total Distributions	(0.24)		—		(0.06)		(0.08)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$15.38		$20.41		$17.07		$16.69
Total Return(5)	(23.42)%		19.51%		2.63%		(14.10	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,657		$2,857		$1,925		$1,400
Ratio of Expenses to Average Net Assets(10)	2.83	%(6)	2.81	%(6)	2.88	%(6)	2.95	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.82	%(6)	2.81	%(6)	N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.56	%(6)	(0.26	)%(6)	0.57	%(6)	(1.38	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	61%		52%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		2.89%		3.17	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		N/A		0.56%		(1.60	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Frontier Markets Portfolio

	Class IS
	Year Ended December 31,						Period from February 27, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$21.02		$17.39		$16.97		$19.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.58		0.13		0.30		0.26
Net Realized and Unrealized Gain (Loss)	(5.33)		3.50		0.36		(2.41)
Total from Investment Operations	(4.75)		3.63		0.66		(2.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.64)		—		(0.24)		(0.15)
Paid-in-Capital	—		—		(0.00	)(4)	(0.01)
Total Distributions	(0.64)		—		(0.24)		(0.16)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$15.63		$21.02		$17.39		$16.97
Total Return(5)	(22.61)%		20.83%		3.88%		(11.14	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,633		$16,344		$12,055		$7,732
Ratio of Expenses to Average Net Assets(10)	1.74	%(6)	1.69	%(6)	1.62	%(6)	1.68	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.73	%(6)	1.69	%(6)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	2.85	%(6)	0.65	%(6)	1.75	%(6)	1.67	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	61%		52%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.64%		1.68	%(9)
Net Investment Income to Average Net Assets	N/A		N/A		1.73%		1.67	%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Frontier Markets Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$2,939	$—	$2,939
Airlines	1,674	4,735	—	6,409
Banks	19,792	94,025	—	113,817
Beverages	—	6,967	—	6,967
Capital Markets	—	3,115	—	3,115
Construction Materials	—	4,910	—	4,910
Diversified Consumer Services	—	7,115	—	7,115
Diversified Telecommunication Services	6,698	—	—	6,698
Electric Utilities	6,311	—	—	6,311
Food Products	—	21,585	—	21,585
Health Care Providers & Services	—	6,817	—	6,817
Hotels, Restaurants & Leisure	2,882	—	—	2,882
Internet & Direct Marketing Retail	2,816	—	—	2,816
Multi-Line Retail	—	1,536	—	1,536
Oil, Gas & Consumable Fuels	8,223	3,153	—	11,376
Pharmaceuticals	—	9,331	—	9,331
Real Estate Management & Development	—	12,908	—	12,908
Road & Rail	—	3,002	—	3,002
Software	7,128	—	—	7,128
Specialty Retail	—	2,836	—	2,836
Transportation Infrastructure	—	4,643	—	4,643
Wireless Telecommunication Services	—	19,108	—	19,108
Total Common Stocks	55,524	208,725	—	264,249
Participation Notes	—	8,807	—	8,807
Warrants	—	3,182	—	3,182
Total Assets	$55,524	$220,714	$—	$276,238

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of securities and investment income from foreign currency denominated securities. Emerging market securities are

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

quarterly, at an annual rate of 1.25% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.85% for Class I shares, 2.20% for Class A shares, 2.70% for Class L shares, 2.95% for Class C shares and 1.80% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $334,148,000 and $614,999,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $9,000 relating to the Fund's investment in the Liquidity Funds.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$14,764	$186,584	$201,348	$84
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$—

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$14,633	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$91	$(91)

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $78,733,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$103	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 41.6%.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Frontier Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Frontier Markets Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Frontier Markets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $13,574,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $1,637,000 and has derived net income from sources within foreign countries amounting to approximately $21,716,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.
32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIFEMANN
2401073 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Advantage Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Advantage Portfolio Class I	$1,000.00	$868.20	$1,019.71	$5.13	$5.55	1.09%
Global Advantage Portfolio Class A	1,000.00	866.70	1,018.10	6.63	7.17	1.41
Global Advantage Portfolio Class L	1,000.00	864.70	1,015.43	9.12	9.86	1.94
Global Advantage Portfolio Class C	1,000.00	863.70	1,014.17	10.29	11.12	2.19

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.75%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned –9.41%.

Factors Affecting Performance

•  Global growth concerns weighed heavily on global equities in the 12-month period. Economic indicators were signaling slowdowns across China, Europe and the U.K., and Japan while at the same time financial conditions were tightening and geopolitical risks increased, particularly regarding trade protectionism. The U.S. economy was an outlier, as growth accelerated on tailwinds from tax cuts and deregulation. But by the end of the year, U.S. companies downgraded their earnings forecasts as the benefits of fiscal stimulus were expected to recede and business sentiment deteriorated due to the U.S.-China trade regulations. With global growth fading and the outcome of trade disputes, Brexit and other issues still largely unpredictable, investors grew anxious about the duration of the Federal Reserve's monetary tightening and the European Central Bank's decision to begin withdrawing its stimulus. Pricing these risks was challenging, which led to increased equity volatility through the year.

•  Within the Index, only the health care and utilities sectors had positive returns for the 12-month period. The materials, financials and industrials sectors were the biggest laggards.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's relative outperformance resulted from favorable stock selection. Sector allocations in aggregate modestly detracted from performance.

•  Our stock selection in consumer discretionary and information technology added the most to relative performance. The consumer discretionary sector was led by the strong performance of an online retail and cloud computing leader, which was also the top contributor across the whole portfolio in the period. In the information technology sector, the Fund benefited from gains in a provider of cloud-based human resources and financial management software solutions to enterprises.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for franchises with strong name recognition and sustainable competitive advantages. We typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L and C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Advantage Portfolio

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(4)	–5.75%	6.96%	—	10.60%
Fund — Class A Shares w/o sales charges(4)	–6.03	6.58	—	10.24
Fund — Class A Shares with maximum 5.25% sales charges(4)	–10.95	5.43	—	9.51
Fund — Class L Shares w/o sales charges(4)	–6.50	6.04	—	9.69
Fund — Class C Shares w/o sales charges(5)	–6.77	—	—	6.38
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–7.67	—	—	6.38
MSCI All Country World Net Index	–9.41	4.26	—	6.36
Lipper Global Multi-Cap Growth Funds Index	–9.15	4.48	—	6.18

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Canada (9.2%)
Canadian National Railway Co.	61,552	$4,562
Constellation Software, Inc.	7,784	4,982
		9,544
France (10.0%)
Christian Dior SE	15,226	5,802
Hermes International	5,228	2,891
Ubisoft Entertainment SA (a)	20,329	1,631
		10,324
Germany (1.5%)
Zalando SE (a)	60,122	1,545
India (3.9%)
HDFC Bank Ltd. ADR	39,186	4,059
Italy (3.4%)
Brunello Cucinelli SpA	51,479	1,769
Moncler SpA	51,398	1,718
		3,487
Netherlands (1.8%)
Adyen N.V. (a)	3,375	1,821
New Zealand (2.9%)
Xero Ltd. (a)	100,780	2,970
United Kingdom (4.3%)
Metro Bank PLC (a)	67,627	1,459
Rentokil Initial PLC	696,739	2,982
		4,441
United States (61.0%)
Adobe, Inc. (a)	11,923	2,698
Amazon.com, Inc. (a)	4,588	6,891
Elanco Animal Health, Inc. (a)	84,115	2,652
Farfetch Ltd., Class A (a)	196,694	3,483
IAC/InterActiveCorp (a)	10,273	1,880
Intuitive Surgical, Inc. (a)	10,723	5,136
MakeMyTrip Ltd. (a)	73,901	1,798
MercadoLibre, Inc.	16,386	4,799
MSCI, Inc.	11,047	1,629
S&P Global, Inc.	9,100	1,546
salesforce.com, Inc. (a)	21,802	2,986
ServiceNow, Inc. (a)	23,703	4,220
Starbucks Corp.	57,344	3,693
Twitter, Inc. (a)	122,829	3,530
Union Pacific Corp.	26,245	3,628
UnitedHealth Group, Inc.	14,478	3,607
Walt Disney Co. (The)	14,564	1,597
Workday, Inc., Class A (a)	29,548	4,718
Zoetis, Inc.	30,854	2,639
		63,130
Total Common Stocks (Cost $102,962)		101,321
	Shares	Value (000)
Preferred Stocks (0.3%)
United States (0.3%)
Airbnb, Inc. Series D (a)(b)(c)(d) (acquisition cost — $78; acquired 4/16/14)	1,917	$231
Lookout, Inc. Series F (a)(b)(c)(d) (acquisition cost — $73; acquired 6/17/14)	6,374	16
Palantir Technologies, Inc. Series G (a)(b)(c)(d) (acquisition cost — $9; acquired 7/19/12)	2,935	12
Palantir Technologies, Inc. Series H (a)(b)(c)(d) (acquisition cost — $6; acquired 10/25/13)	1,572	7
Palantir Technologies, Inc. Series H1 (a)(b)(c)(d) (acquisition cost — $6; acquired 10/25/13)	1,572	7
Total Preferred Stocks (Cost $171)		273
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $2,648)	2,648,102	2,648
Total Investments Excluding Purchased Options (100.9%) (Cost $105,781)		104,242
Total Purchased Options Outstanding (0.1%) (Cost $299)		77
Total Investments (101.0%) (Cost $106,080) (e)(f)		104,319
Liabilities in Excess of Other Assets (–1.0%)		(1,074)
Net Assets (100.0%)		$103,245

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2018, the Fund held fair valued securities valued at approximately $273,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(c)  Security has been deemed illiquid at December 31, 2018.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018, amounts to approximately $273,000 and represents 0.3% of net assets.

(e)  The approximate fair value and percentage of net assets, $24,588,000 and 23.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $107,395,000. The aggregate gross unrealized appreciation is approximately $5,176,000 and the aggregate gross unrealized depreciation is approximately $8,252,000, resulting in net unrealized depreciation of approximately $3,076,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)		Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	3,030,255	3,030	$—	@	$13	$(13)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	28,325,392	28,325	31		138	(107)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	25,081,610	25,082	46		148	(102)
							$77		$299	$(222)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

@  —  Value is less than $500.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.6%
Software	23.3
Internet & Direct Marketing Retail	18.0
Textiles, Apparel & Luxury Goods	11.7
Road & Rail	7.8
Banks	5.3
Interactive Media & Services	5.2
Pharmaceuticals	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $103,432)	$101,671
Investment in Security of Affiliated Issuer, at Value (Cost $2,648)	2,648
Total Investments in Securities, at Value (Cost $106,080)	104,319
Foreign Currency, at Value (Cost —@)	—	@
Receivable for Investments Sold	3,304
Receivable for Fund Shares Sold	894
Dividends Receivable	87
Tax Reclaim Receivable	53
Receivable from Affiliate	5
Receivable from Securities Lending Income	—	@
Other Assets	105
Total Assets	108,767
Liabilities:
Payable for Fund Shares Redeemed	5,114
Payable for Professional Fees	127
Payable for Advisory Fees	103
Payable for Reorganization Expense	69
Payable for Transfer Agency Fees — Class I	14
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	2
Payable for Transfer Agency Fees — Class C	6
Payable for Shareholder Services Fees — Class A	7
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	9
Payable for Sub Transfer Agency Fees — Class I	12
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	13
Payable for Administration Fees	8
Bank Overdraft	3
Payable for Investments Purchased	—	@
Other Liabilities	31
Total Liabilities	5,522
Net Assets	$103,245
Net Assets Consist of:
Paid-in-Capital	$110,127
Total Accumulated Loss	(6,882)
Net Assets	$103,245

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$60,271
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,316,531
Net Asset Value, Offering and Redemption Price Per Share	$13.96
CLASS A:
Net Assets	$33,240
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,424,165
Net Asset Value, Redemption Price Per Share	$13.71
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.76
Maximum Offering Price Per Share	$14.47
CLASS L:
Net Assets	$462
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	34,956
Net Asset Value, Offering and Redemption Price Per Share	$13.21
CLASS C:
Net Assets	$9,272
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	711,772
Net Asset Value, Offering and Redemption Price Per Share	$13.03

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Advantage Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $24 of Foreign Taxes Withheld)	$239
Non-Cash Dividends from Securities of Unaffiliated Issuers	29
Dividends from Security of Affiliated Issuer (Note G)	25
Income from Securities Loaned — Net	— @
Total Investment Income	293
Expenses:
Advisory Fees (Note B)	264
Professional Fees	117
Registration Fees	54
Shareholder Services Fees — Class A (Note D)	24
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	20
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	4
Custodian Fees (Note F)	27
Administration Fees (Note C)	26
Sub Transfer Agency Fees — Class I	17
Sub Transfer Agency Fees — Class A	6
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Shareholder Reporting Fees	15
Directors' Fees and Expenses	4
Pricing Fees	1
Other Expenses	26
Total Expenses	637
Waiver of Advisory Fees (Note B)	(170)
Reimbursement of Class Specific Expenses — Class I (Note B)	(41)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	416
Net Investment Loss	(123)
Realized Gain (Loss):
Investments Sold	(3,524)
Foreign Currency Translation	6
Net Realized Loss	(3,518)
Change in Unrealized Appreciation (Depreciation):
Investments	(3,993)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(3,994)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(7,512)
Net Decrease in Net Assets Resulting from Operations	$(7,635)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(123)	$(34)
Net Realized Gain (Loss)	(3,518)	1,743
Net Change in Unrealized Appreciation (Depreciation)	(3,994)	1,152
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,635)	2,861
Dividends and Distributions to Shareholders:
Class I	(727)	(685)*
Class A	(314)	(481)*
Class L	(14)	(35)*
Class C	(47)	(58)*
Total Dividends and Distributions to Shareholders	(1,102)	(1,259)
Capital Share Transactions:(1)
Class I:
Subscribed	25,380	2,892
Issued due to a Tax-free Reorganization	58,648	—
Distributions Reinvested	619	685
Redeemed	(25,880)	(601)
Class A:
Subscribed	6,300	1,163
Issued due to a Tax-free Reorganization	29,480	—
Distributions Reinvested	313	480
Redeemed	(4,930)	(402)
Class L:
Exchanged	16	94
Issued due to a Tax-free Reorganization	191	—
Distributions Reinvested	14	34
Redeemed	(40)	(70)
Class C:
Subscribed	930	307
Issued due to a Tax-free Reorganization	9,958	—
Distributions Reinvested	46	57
Redeemed	(1,521)	(49)
Net Increase in Net Assets Resulting from Capital Share Transactions	99,524	4,590
Total Increase in Net Assets	90,787	6,192
Net Assets:
Beginning of Period	12,458	6,266
End of Period	$103,245	$12,458 †

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,627	186
Shares Issued due to a Tax-free Reorganization	3,982	—
Shares Issued on Distributions Reinvested	40	44
Shares Redeemed	(1,786)	(42)
Net Increase in Class I Shares Outstanding	3,863	188
Class A:
Shares Subscribed	411	76
Shares Issued due to a Tax-free Reorganization	2,037	—
Shares Issued on Distributions Reinvested	21	32
Shares Redeemed	(346)	(27)
Net Increase in Class A Shares Outstanding	2,123	81
Class L:
Shares Exchanged	1	7
Shares Issued due to a Tax-free Reorganization	14	—
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(3)	(5)
Net Increase in Class L Shares Outstanding	13	4
Class C:
Shares Subscribed	62	21
Shares Issued due to a Tax-free Reorganization	724	—
Shares Issued on Distributions Reinvested	3	4
Shares Redeemed	(115)	(3)
Net Increase in Class C Shares Outstanding	674	22

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(685)
Class A:
Net Realized Gain	$(481)
Class L:
Net Realized Gain	$(35)
Class C:
Net Realized Gain	$(58)

†  Net Investment Loss for the year ended December 31, 2017 was $0.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$15.43		$12.12		$12.36		$12.74		$13.57
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.03)		(0.03)		0.00	(3)	0.05		0.05
Net Realized and Unrealized Gain (Loss)	(0.80)		5.07		0.02		0.46		0.04
Total from Investment Operations	(0.83)		5.04		0.02		0.51		0.09
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)		(0.01)
Net Realized Gain	(0.64)		(1.73)		(0.26)		(0.86)		(0.91)
Total Distributions	(0.64)		(1.73)		(0.26)		(0.89)		(0.92)
Net Asset Value, End of Period	$13.96		$15.43		$12.12		$12.36		$12.74
Total Return(4)	(5.75)%		41.56%		0.21%		3.85%		0.83%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,271		$7,005		$3,229		$1,785		$3,181
Ratio of Expenses to Average Net Assets(8)	1.09	%(5)	1.09	%(5)	1.09	%(5)	1.11	%(5)(6)	1.30	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.19	)%(5)	(0.19	)%(5)	0.04	%(5)	0.37	%(5)	0.40	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	130%		103%		90%		90%		46%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.82%		3.67%		3.82%		5.38%		5.31%
Net Investment Loss to Average Net Assets	(0.92)%		(2.77)%		(2.69)%		(3.90)%		(3.61)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.30% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$15.21		$12.01		$12.29		$12.70		$13.57
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.08)		(0.05)		(0.04)		0.01
Net Realized and Unrealized Gain (Loss)	(0.78)		5.01		0.03		0.49		0.04
Total from Investment Operations	(0.86)		4.93		(0.02)		0.45		0.05
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(0.64)		(1.73)		(0.26)		(0.86)		(0.91)
Total Distributions	(0.64)		(1.73)		(0.26)		(0.86)		(0.92)
Net Asset Value, End of Period	$13.71		$15.21		$12.01		$12.29		$12.70
Total Return(3)	(6.03)%		41.02%		(0.11)%		3.40%		0.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,240		$4,577		$2,640		$3,414		$790
Ratio of Expenses to Average Net Assets(8)	1.41	%(4)(6)	1.41	%(4)	1.44	%(4)	1.45	%(4)(5)	1.65	%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.54	)%(4)	(0.52	)%(4)	(0.38	)%(4)	(0.34	)%(4)	0.05	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Portfolio Turnover Rate	130%		103%		90%		90%		46%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.95%		3.88%		4.09%		5.92%		5.79%
Net Investment Loss to Average Net Assets	(1.08)%		(2.99)%		(3.03)%		(4.81)%		(4.09)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.45% for Class A shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class A shares.

(6)  Effective November 19, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.42% for Class A shares. Prior to November 19, 2018, the maximum ratio was 1.45% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.75		$11.74		$12.09		$12.56		$13.50
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.16)		(0.15)		(0.10)		(0.08)		(0.06)
Net Realized and Unrealized Gain (Loss)	(0.74)		4.89		0.01		0.47		0.04
Total from Investment Operations	(0.90)		4.74		(0.09)		0.39		(0.02)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(0.64)		(1.73)		(0.26)		(0.86)		(0.91)
Total Distributions	(0.64)		(1.73)		(0.26)		(0.86)		(0.92)
Net Asset Value, End of Period	$13.21		$14.75		$11.74		$12.09		$12.56
Total Return(3)	(6.50)%		40.34%		(0.70)%		2.96%		(0.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$462		$327		$217		$382		$338
Ratio of Expenses to Average Net Assets(7)	1.94	%(4)	1.94	%(4)	1.94	%(4)	1.96	%(4)(5)	2.15	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(1.03	)%(4)	(1.05	)%(4)	(0.86	)%(4)	(0.60	)%(4)	(0.45	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	130%		103%		90%		90%		46%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.29%		5.07%		5.12%		6.58%		6.55%
Net Investment Loss to Average Net Assets	(2.38)%		(4.18)%		(4.04)%		(5.22)%		(4.85)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.95% for Class L shares. Prior to January 23, 2015, the maximum ratio was 2.15% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Advantage Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.60		$11.66		$12.04		$13.30
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.18)		(0.19)		(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss)	(0.75)		4.86		0.01		(0.26)
Total from Investment Operations	(0.93)		4.67		(0.12)		(0.37)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)
Net Realized Gain	(0.64)		(1.73)		(0.26)		(0.86)
Total Distributions	(0.64)		(1.73)		(0.26)		(0.89)
Net Asset Value, End of Period	$13.03		$14.60		$11.66		$12.04
Total Return(4)	(6.77)%		40.02%		(0.95)%		(2.94	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,272		$549		$180		$59
Ratio of Expenses to Average Net Assets(9)	2.19	%(5)	2.19	%(5)	2.19	%(5)	2.20	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.29	)%(5)	(1.30	)%(5)	(1.12	)%(5)	(1.33	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	130%		103%		90%		90%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.70%		5.22%		6.12%		12.84	%(8)
Net Investment Loss to Average Net Assets	(1.80)%		(4.33)%		(5.05)%		(11.97	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class L and Class C. On April 30, 2015, the Fund suspended offering Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

On November 16, 2018, the Fund acquired the net assets of the Company's Global Insight Portfolio ("Global Insight") and Global Discovery Portfolio ("Global Discovery"), an open-end investment company. Based on the respective valuations as of the close of business on November 16, 2018, pursuant to a Plan of Reorganization approved by the shareholders of Global Insight and Global Discovery on October 17, 2018 ("Reorganization"). The purpose of the transaction was to combine three portfolios managed by Morgan Stanley Investment Management Inc., (the "Adviser") with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 454,229 Class I shares of the Fund at a net asset value ("NAV") of $14.73 for 541,872 Class I shares of Global Insight and 3,527,274 Class I shares of the Fund at a NAV of $14.73 for 3,735,808 Class I shares of Global Discovery; 153,953 Class A shares of the Fund at a NAV of $14.47 for 180,488 Class A shares of Global Insight and 1,883,383 Class A shares of the Fund at a NAV of $14.47 for 1,972,973 Class A shares of Global Discovery; 4,092 Class L shares of the Fund at a NAV of $13.95 for 4,734 Class L shares of Global Insight and 9,567 Class L shares of the Fund at a NAV of $13.95 for 9,832 Class L shares of Global Discovery; 20,813 Class C shares of the Fund at a NAV of $13.76 for 24,021 Class C shares of Global Insight and 702,884 Class C shares of the Fund at a NAV of $13.76 for 725,549 Class C shares of Global Discovery. The net assets of Global Insight and Global Discovery before the Reorganization were approximately $9,262,000 and $89,014,000, respectively, including unrealized appreciation (depreciation) of approximately $462,000 and $(32,000), respectively at November 16, 2018. The investment portfolio of Global Insight and Global Discovery, with a fair value of approximately $9,273,000 and $92,205,000, respectively and identified cost of approximately $8,811,000 and $92,237,000, respectively, on November 16, 2018, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Global Insight and Global Discovery was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Fund were approximately $29,406,000. Immediately after the Reorganization, the net assets of the Fund were approximately $127,682,000.

Upon closing of the Reorganization, shareholders of Global Insight and Global Discovery received shares of the Fund as follows:

Global Insight Portfolio	Global Discovery Portfolio	Global Advantage Portfolio
Class I	Class I	Class I
Class A	Class A	Class A
Class L	Class L	Class L
Class C	Class C	Class C

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended December 31, 2018, are as follows:

Net investment Income(1)	$3,545,000
Net realized gain and unrealized gain(2)	$5,637,000
Net increase in net assets resulting from operations	$9,182,000

(1) Approximately $(123,000) as reported, plus approximately $167,000 from Global Insight and $1,695,000 from Global Discovery prior to the Reorganization, plus approximately $153,000 Global Insight and $1,653,000 from Global Discovery of estimated pro-forma eliminated expenses.

(2) Approximately $(7,512,000) as reported, plus approximately $1,936,000 from Global Insight and $11,213,000 from Global Discovery prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Insight and Global Discovery that have been included in the Fund's Statement of Operations since November 16, 2018.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$4,059	$1,459	$—	$5,518
Capital Markets	3,175	—	—	3,175
Commercial Services & Supplies	—	2,982	—	2,982
Health Care Equipment & Supplies	5,136	—	—	5,136

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Providers & Services	$3,607	$—	$—	$3,607
Hotels, Restaurants & Leisure	3,693	—	—	3,693
Information Technology Services	—	1,821	—	1,821
Interactive Media & Services	5,410	—	—	5,410
Internet & Direct Marketing Retail	16,971	1,545	—	18,516
Media	1,597	—	—	1,597
Pharmaceuticals	5,291	—	—	5,291
Road & Rail	8,190	—	—	8,190
Software	19,604	4,601	—	24,205
Textiles, Apparel & Luxury Goods	—	12,180	—	12,180
Total Common Stocks	76,733	24,588	—	101,321
Preferred Stocks
Internet & Direct Marketing Retail	—	—	231	231
Software	—	—	42	42
Total Preferred Stocks	—	—	273	273
Short-Term Investment
Investment Company	2,648	—	—	2,648
Call Options Purchased	—	77	—	77
Total Assets	$79,381	$24,665	$273	$104,319

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$—
Purchases	171
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	102
Realized gains (losses)	—
Ending Balance	$273
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$102

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input††
Preferred Stocks	$273	Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–19.5%/15.25%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.4x–13.7x/8.53x	Increase
			Discount for Lack of Marketability	10.0%–20.0%/14.82%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.3x–16.0x/8.7x	Increase

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$77	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(21	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(204	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(d) (000)
Purchased Options	$77	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	77	(a)	$—	$—	$77

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	17,179,000

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.28% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares and 2.20% for Class C shares. Effective November 19, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed for 1.42% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $170,000 of advisory fees were waived and approximately $48,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $264,347,000 and $196,369,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$367	$48,156	$45,875	$25
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$2,648

During the year ended December 31, 2018, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Paid-in- Capital (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$126	$974	$2	$64	$1,195

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to adjustments related to the Reorganization, a net operating loss and a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(352)	$352

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$66	$3,303

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.5%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 18.8% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $974,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $14,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockfeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000): Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGAANN
2398660 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Real Estate Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Concentrated Real Estate Portfolio (the "Fund") performed during the period beginning June 18, 2018 (when the Fund commenced operations) and ended December 31, 2018.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Concentrated Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Real Estate Portfolio Class I	$1,000.00	$900.60	$1,020.52	$4.46	$4.74	0.93%
Global Concentrated Real Estate Portfolio Class A	1,000.00	900.70	1,018.65	6.23	6.61	1.30
Global Concentrated Real Estate Portfolio Class C	1,000.00	897.00	1,014.87	9.80	10.41	2.05
Global Concentrated Real Estate Portfolio Class IS	1,000.00	900.80	1,020.67	4.31	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Concentrated Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the since inception period from June 18, 2018 through December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –9.49%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Net Total Return Index, which returned –5.02%.

Factors Affecting Performance

•  In 2018, the broader equity market appeared to be pricing in an economic slowdown scenario and specifically in the fourth quarter, a host of global macro concerns appeared to result in a broad-based sell-off, which also negatively impacted listed real estate share prices. Within the Fund, exposure to the U.S. primary central business district (CBD) office sector was the largest detractor for the since inception period as the sector is facing significant negative investor sentiment. Also a key detractor was significant investor preference for market segments viewed as more defensive (U.S. health care and net lease, Japan REITs, Australian REITs), where the Fund was underweight due to less attractive premium share private valuations.

Management Strategies

•  Our research process is driven by our bottom-up analysis of each public real estate company. We maintain a strong conviction that a disciplined, bottom-up investment methodology will result in the highest returns and outperformance over the long term. As such, the stock selection process for the Fund is based on our bottom-up analysis of real estate companies. Pursuant to determining which real estate securities, in our view, offer the best value (versus peers and direct real estate valuations) based on our net asset value (NAV) models and other real estate valuation metrics (implied price per square foot, implied capitalization rate, etc.), we apply our analysis to select those securities that we believe offer the highest total expected returns on a risk-adjusted basis. This rigorous portfolio construction process is strictly implemented so that we include only our highest conviction ideas in the portfolio. Diversification is also a significant consideration in constructing and managing the Fund.

•  There is enormous disparity in relative valuations among market segments within each of the major regions. We see the most attractive expected return prospects from companies concentrated in U.S. CBD office (especially NYC office), the Hong Kong commercial property companies, U.S. and Continental Europe high-quality retail, and the U.K. Majors and London office specialists.

•  In the U.S., the REIT market ended the period trading at a 5% discount to NAVs,(i) with various segments trading at meaningful discounts. We see the most attractive value in the owners of NYC office assets. We also see attractive value in high-quality retail, CBD office, hotel and apartment stocks. These companies provide exposure to high-quality core assets at significant discounted valuations.

•  In Hong Kong, the Hong Kong real estate operating companies (REOCs) continue to represent a significant overweight in the global portfolio, as we believe the stocks offer highly attractive value with the widest overall discrepancy between public and private valuations among public listed global property markets despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. These NAV discounts could eventually narrow for companies that are willing to recycle assets on the balance sheet to realize their latent gains and engage in corporate restructuring to improve transparency and capital management, and potentially eliminate any holding company discounts, as well as any improvement in recent negative sentiment.

•  In the U.K., overall, property stocks ended the period trading at a 21% discount to NAVs.(i) There is attractive value in the large-cap U.K. Majors, which trade at a 35% discount to NAVs,(i) and

(i)  Morgan Stanley Investment Management, as of December 31, 2018

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Concentrated Real Estate Portfolio

London office specialists, which trade at a 25% discount.(i) These discounts are well in excess of expected asset value declines and reflect a disparity in value versus Other U.K. stocks. On the Continent, valuations are being supported by stable property fundamentals. Property stocks on the Continent ended the period trading at a 15% discount to NAVs(i) overall, although there is meaningful disparity in valuations, with the Continental retail stocks trading at a 35% discount to NAVs(i) following accelerated share price weakness on concerns over retail challenges despite stable operating results by the companies.

(i)  Morgan Stanley Investment Management, as of December 31, 2018

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Net Total Return Index(1) and the Lipper Global Real Estate Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	–9.49%
Fund — Class A Shares w/o sales charges(4)	—	—	—	–9.57
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–14.28
Fund — Class C Shares w/o sales charges(4)	—	—	—	–9.94
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	–10.81
Fund — Class IS Shares w/o sales charges(4)	—	—	—	–9.47
FTSE EPRA Nareit Developed Real Estate Net Total Return Index	—	—	—	–5.02
Lipper Global Real Estate Funds Index	—	—	—	–6.07

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Real Estate Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 18, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Australia (1.3%)
GPT Group (The) REIT	5,051	$19
Scentre Group REIT	13,064	36
		55
Canada (0.3%)
RioCan Real Estate Investment Trust REIT	820	14
China (0.8%)
China Overseas Land & Investment Ltd. (a)	9,671	33
Finland (0.3%)
Citycon Oyj	6,661	12
France (7.3%)
Gecina SA REIT	336	43
ICADE REIT	95	7
Klepierre SA REIT	6,358	196
Unibail-Rodamco-Westfield REIT	445	69
		315
Hong Kong (25.4%)
CK Asset Holdings Ltd.	1,895	14
Hongkong Land Holdings Ltd.	47,324	298
Hysan Development Co., Ltd.	13,265	63
Link REIT	4,738	48
Mandarin Oriental International Ltd.	58,076	118
New World Development Co., Ltd.	16,108	21
Sino Land Co., Ltd.	9,782	17
Sun Hung Kai Properties Ltd.	23,941	339
Swire Properties Ltd.	39,663	139
Wharf Holdings Ltd. (The)	2,843	7
Wharf Real Estate Investment Co., Ltd.	5,897	35
		1,099
Ireland (0.5%)
Green REIT PLC	13,368	21
Japan (4.4%)
GLP J-REIT	1	1
Invincible Investment Corp. REIT	33	14
Mitsubishi Estate Co., Ltd.	4,995	78
Mitsui Fudosan Co., Ltd.	3,312	73
Nippon Building Fund, Inc. REIT	4	25
		191
Netherlands (1.2%)
Eurocommercial Properties N.V. CVA REIT	1,723	53
Norway (0.2%)
Entra ASA	730	10
Singapore (0.2%)
CapitaLand Ltd.	3,032	7
UOL Group Ltd.	917	4
		11
Spain (1.1%)
Inmobiliaria Colonial Socimi SA REIT	1,049	10
Merlin Properties Socimi SA REIT	3,000	37
		47
	Shares	Value (000)
Sweden (0.4%)
Hufvudstaden AB, Class A	1,004	$16
United Kingdom (9.7%)
British Land Co., PLC (The) REIT	11,727	80
Derwent London PLC REIT	2,138	78
Great Portland Estates PLC REIT	11,920	100
Hammerson PLC REIT	1,978	8
Land Securities Group PLC REIT	13,260	136
St. Modwen Properties PLC	1,014	5
Urban & Civic PLC	3,764	12
		419
United States (46.5%)
American Homes 4 Rent, Class A REIT	834	17
Apartment Investment & Management Co., Class A REIT	745	33
AvalonBay Communities, Inc. REIT	520	90
Boston Properties, Inc. REIT	1,456	164
Brixmor Property Group, Inc. REIT	4,421	65
Brookfield Property REIT, Inc., Class A REIT	555	9
Camden Property Trust REIT	151	13
Columbia Property Trust, Inc. REIT	302	6
Equity Residential REIT	1,369	90
Essex Property Trust, Inc. REIT	91	22
Federal Realty Investment Trust REIT	184	22
HCP, Inc. REIT	160	4
Healthcare Realty Trust, Inc. REIT	540	15
Host Hotels & Resorts, Inc. REIT	6,813	114
Hudson Pacific Properties, Inc. REIT	1,479	43
JBG SMITH Properties REIT	767	27
Kimco Realty Corp. REIT	1,050	15
Life Storage, Inc. REIT	246	23
Macerich Co. (The) REIT	3,782	164
Mack-Cali Realty Corp. REIT	3,421	67
Mid-America Apartment Communities, Inc. REIT	114	11
Paramount Group, Inc. REIT	2,675	34
Pennsylvania Real Estate Investment Trust REIT	1,014	6
ProLogis, Inc. REIT	512	30
Public Storage REIT	53	11
QTS Realty Trust, Inc., Class A REIT	275	10
Regency Centers Corp. REIT	1,346	79
RLJ Lodging Trust REIT	3,129	51
Simon Property Group, Inc. REIT	1,761	296
SITE Centers Corp. REIT	464	5
SL Green Realty Corp. REIT	3,441	272
Sunstone Hotel Investors, Inc. REIT	738	10
Vornado Realty Trust REIT	3,081	191
		2,009
Total Common Stocks (Cost $4,863)		4,305
The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Concentrated Real Estate Portfolio

	Shares	Value (000)
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $10)	9,720	$10
Total Investments (99.8%) (Cost $4,873) (b)(c)		4,315
Other Assets in Excess of Liabilities (0.2%)		7
Net Assets (100.0%)		$4,322

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Security trades on the Hong Kong exchange.

(b)  The approximate market value and percentage of total investments, $2,282,000 and 52.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $4,886,000. The aggregate gross unrealized appreciation is approximately $30,000 and the aggregate gross unrealized depreciation is approximately $601,000, resulting in net unrealized depreciation of approximately $571,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	33.6%
Retail	25.4
Office	24.8
Residential	7.2
Lodging/Resorts	6.8
Other*	2.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $4,863)	$4,305
Investment in Security of Affiliated Issuer, at Value (Cost $10)	10
Total Investments in Securities, at Value (Cost $4,873)	4,315
Foreign Currency, at Value (Cost $2)	3
Due from Adviser	90
Prepaid Offering Costs	81
Dividends Receivable	14
Receivable for Investments Sold	1
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	4
Total Assets	4,508
Liabilities:
Payable for Offering Costs	103
Payable for Professional Fees	69
Payable for Custodian Fees	5
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Investments Purchased	—	@
Payable for Administration Fees	—	@
Other Liabilities	5
Total Liabilities	186
Net Assets	$4,322
Net Assets Consist of:
Paid-in-Capital	$4,929
Total Accumulated Loss	(607)
Net Assets	$4,322
CLASS I:
Net Assets	$4,295
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	497,000
Net Asset Value, Offering and Redemption Price Per Share	$8.64
CLASS A:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$8.65
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.48
Maximum Offering Price Per Share	$9.13
CLASS C:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$8.65
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$8.64

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Real Estate Portfolio

Statement of Operations	Period from June 18, 2018^ to December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	$132
Non-Cash Dividends from Securities of Unaffiliated Issuers	8
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	141
Expenses:
Offering Costs	95
Professional Fees	85
Advisory Fees (Note B)	20
Custodian Fees (Note F)	11
Shareholder Reporting Fees	10
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	2
Pricing Fees	2
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Registration Fees	— @
Other Expenses	1
Total Expenses	230
Expenses Reimbursed by Adviser (Note B)	(181)
Waiver of Advisory Fees (Note B)	(20)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	26
Net Investment Income	115
Realized Loss:
Investments Sold	(23)
Foreign Currency Translation	(— @)
Net Realized Loss	(23)
Change in Unrealized Appreciation (Depreciation):
Investments	(558)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(558)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(581)
Net Decrease in Net Assets Resulting from Operations	$(466)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Real Estate Portfolio

Statement of Changes in Net Assets	Period from June 18, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$115
Net Realized Loss	(23)
Net Change in Unrealized Appreciation (Depreciation)	(558)
Net Decrease in Net Assets Resulting from Operations	(466)
Dividends and Distributions to Shareholders:
Class I	(141)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Paid-in-Capital:
Class I	(71)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Total Dividends and Distributions to Shareholders	(212)
Capital Share Transactions:(1)
Class I:
Subscribed	4,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	5,000
Total Increase in Net Assets	4,322
Net Assets:
Beginning of Period	—
End of Period	$4,322
(1) Capital Share Transactions:
Class I:
Shares Subscribed	497
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class I
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23
Net Realized and Unrealized Loss	(1.16)
Total from Investment Operations	(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)
Paid-in-capital	(0.14)
Total Distributions	(0.43)
Net Asset Value, End of Period	$8.64
Total Return(3)	(9.49	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,295
Ratio of Expenses to Average Net Assets(8)	0.94	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	4.42	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	19	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	8.58	%(7)
Net Investment Loss to Average Net Assets	(3.22	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class A
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21
Net Realized and Unrealized Loss	(1.15)
Total from Investment Operations	(0.94)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)
Paid-in-capital	(0.14)
Total Distributions	(0.41)
Net Asset Value, End of Period	$8.65
Total Return(3)	(9.57	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(8)	1.30	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	4.06	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	19	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.73	%(7)
Net Investment Loss to Average Net Assets	(21.37	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class C
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17
Net Realized and Unrealized Loss	(1.15)
Total from Investment Operations	(0.98)
Distributions from and/or in Excess of:
Net Investment Income	(0.23)
Paid-in-capital	(0.14)
Total Distributions	(0.37)
Net Asset Value, End of Period	$8.65
Total Return(3)	(9.94	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(8)	2.05	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	3.30	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	19	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	27.50	%(7)
Net Investment Loss to Average Net Assets	(22.15	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Real Estate Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23
Net Realized and Unrealized Loss	(1.16)
Total from Investment Operations	(0.93)
Distributions from and/or in Excess of:
Net Investment Income	(0.29)
Paid-in-capital	(0.14)
Total Distributions	(0.43)
Net Asset Value, End of Period	$8.64
Total Return(3)	(9.47	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(8)	0.90	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	4.45	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	19	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.46	%(7)
Net Investment Loss to Average Net Assets	(21.11	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund commenced operations on June 18, 2018 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$228	$1,223	$—	$1,451
Health Care	19	—	—	19
Industrial	30	1	—	31
Lodging/Resorts	175	118	—	293
Office	586	485	—	1,071
Residential	276	33	—	309
Retail	675	422	—	1,097
Self Storage	34	—	—	34
Total Common Stocks	2,023	2,282	—	4,305
Short-Term Investment
Investment Company	10	—	—	10
Total Assets	$2,033	$2,282	$—	$4,315

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.75%	0.70%

For the period ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 2.05% for Class C shares and 0.90% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the period ended December 31, 2018, approximately $20,000 of advisory fees were waived and approximately $184,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $5,812,000 and $935,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the affiliated investments during the period ended December 31, 2018 is as follows:

Affiliated Investment Company	Value June 18, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$5,304	$5,294	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$10

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2018 was as follows:

2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$141	$71

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $12,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund did not have record owners of 10% or greater.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations, the changes in its net assets and its financial highlights for the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $17,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $2,000 and has derived net income from sources within foreign countries amounting to approximately $43,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTANN
2404137 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Counterpoint Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Federal Tax Notice	27
Privacy Notice	28
Director and Officer Information	31

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Counterpoint Portfolio (the "Fund") performed during the period beginning June 29, 2018 (when the Fund commenced operations) and ended December 31, 2018.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Counterpoint Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Counterpoint Portfolio Class I	$1,000.00	$856.40	$1,020.01	$4.82	$5.24	1.03%
Global Counterpoint Portfolio Class A	1,000.00	855.60	1,018.20	6.50	7.07	1.39
Global Counterpoint Portfolio Class C	1,000.00	852.00	1,014.42	9.99	10.87	2.14
Global Counterpoint Portfolio Class IS	1,000.00	856.60	1,020.21	4.63	5.04	0.99

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Counterpoint Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the since inception period from June 29, 2018 through December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.36%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned –9.02%.

Factors Affecting Performance

•  As of the end of the reporting period, the Fund had less than one year of performance history. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Fund's long-term performance potential.

Management Strategies

•  We seek high-quality established and emerging companies located throughout the world whose market value can increase significantly for underlying fundamental reasons. We focus on each business's long-term prospects rather than short-term events, with our stock selection informed by rigorous fundamental analysis. The portfolio managers will collaborate to opportunistically allocate and rebalance the Fund assets across underlying investment strategies.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Counterpoint Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 29, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global
Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	–14.36%
Fund — Class A Shares w/o sales charges(4)	—	—	—	–14.44
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–18.90
Fund — Class C Shares w/o sales charges(4)	—	—	—	–14.80
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	–15.65
Fund — Class IS Shares w/o sales charges(4)	—	—	—	–14.34
MSCI All Country World Net Index	—	—	—	–9.02
Lipper Global Multi-Cap Growth Funds Index	—	—	—	–11.50

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Growth Funds classification."

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 29, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Counterpoint Portfolio

	Shares	Value (000)
Common Stocks (97.4%)
Argentina (0.3%)
Globant SA (a)	319	$18
Australia (0.5%)
Bellamy's Australia Ltd. (a)	338	2
Brookfield Infrastructure Partners LP	600	20
Cochlear Ltd.	74	9
		31
Belgium (0.4%)
Anheuser-Busch InBev SA N.V.	350	23
Brazil (0.4%)
B3 SA - Brasil Bolsa Balcao	1,510	10
Magazine Luiza SA	228	11
Smiles Fidelidade SA	299	3
		24
Canada (3.4%)
Brookfield Asset Management, Inc., Class A	401	15
Canadian National Railway Co.	86	6
Canadian National Railway Co.	1,076	80
Colliers International Group, Inc.	87	5
Constellation Software, Inc.	91	58
Shopify, Inc., Class A (a)	213	30
		194
China (8.0%)
Alibaba Group Holding Ltd. ADR (a)	196	27
China Resources Beer Holdings Co., Ltd. (b)	10,000	35
Ctrip.com International Ltd. ADR (a)	1,006	27
Foshan Haitian Flavouring & Food Co., Ltd., Class A	6,700	67
Haidilao International Holding Ltd. (a)(c)	6,000	13
Hangzhou Tigermed Consulting Co. Ltd., Class A	800	5
Huazhu Group Ltd. ADR	842	24
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	3,000	10
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,600	12
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	2,600	36
Kweichow Moutai Co., Ltd., Class A	200	17
NIO, Inc. ADR (a)	823	5
Shenzhou International Group Holdings Ltd. (b)	2,000	23
Suofeiya Home Collection Co., Ltd., Class A	1,700	4
TAL Education Group ADR (a)	4,808	128
Tencent Holdings Ltd. (b)	700	28
		461
Denmark (1.9%)
Chr Hansen Holding A/S	265	24
DSV A/S	1,311	86
		110
France (5.6%)
Christian Dior SE	211	80
Danone SA	126	9
Getlink SE	2,134	29
Hermes International	233	129
LVMH Moet Hennessy Louis Vuitton SE	75	22
	Shares	Value (000)
Pernod Ricard SA	170	$28
Remy Cointreau SA	131	15
Ubisoft Entertainment SA (a)	139	11
		323
Germany (0.4%)
Adidas AG	21	4
Deutsche Boerse AG	19	2
GRENKE AG	24	2
Nemetschek SE	16	2
Rational AG	11	6
Zalando SE (a)	333	9
		25
Hong Kong (1.3%)
AIA Group Ltd.	3,800	31
Haidilao International Holding Ltd. (a)(c)	11,000	24
Meituan Dianping, Class B (a)	3,100	18
		73
India (4.3%)
HDFC Bank Ltd. ADR	2,364	245
Israel (0.1%)
Wix.com Ltd. (a)	48	4
Italy (2.0%)
Brunello Cucinelli SpA	434	15
Moncler SpA	2,975	99
		114
Japan (1.5%)
Calbee, Inc.	1,300	41
Nihon M&A Center, Inc.	600	12
Pigeon Corp.	700	30
Yume No Machi Souzou Iinkai Co. Ltd.	200	2
		85
Korea, Republic of (0.7%)
NAVER Corp.	367	40
Mexico (0.6%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	2,210	33
Netherlands (0.2%)
Adyen N.V. (a)	18	10
New Zealand (0.4%)
Ryman Healthcare Ltd.	651	5
Xero Ltd. (a)	714	21
		26
Philippines (0.1%)
Jollibee Foods Corp.	1,390	8
South Africa (0.1%)
Naspers Ltd., Class N	17	3
PSG Group Ltd.	118	2
		5
Spain (0.4%)
Aena SME SA	166	26

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

	Shares	Value (000)
Sweden (0.5%)
AddLife AB, Class B	84	$2
Cellavision AB	92	2
Vitrolife AB	1,502	25
Vostok New Ventures Ltd. (a)	181	1
		30
Switzerland (1.2%)
Geberit AG (Registered)	71	28
Kuehne & Nagel International AG (Registered)	108	14
Schindler Holding AG	126	25
		67
Taiwan (0.8%)
Nien Made Enterprise Co., Ltd.	1,000	7
Taiwan Semiconductor Manufacturing Co., Ltd.	3,000	22
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	426	16
		45
Turkey (0.0%)
Ulker Biskuvi Sanayi AS	615	2
United Kingdom (5.0%)
ASA International Group PLC (a)	697	4
Ashtead Group PLC	69	1
Atlassian Corp., PLC, Class A (a)	66	6
BBA Aviation PLC	8,460	24
Diageo PLC	965	34
Fevertree Drinks PLC	1,345	37
Halma PLC	100	2
Just Eat PLC (a)	729	6
Melrose Industries PLC	1,634	3
Metro Bank PLC (a)	655	14
Reckitt Benckiser Group PLC	788	60
Rentokil Initial PLC	12,580	54
Rightmove PLC	7,059	39
Victoria PLC (a)	964	6
		290
United States (57.3%)
Activision Blizzard, Inc.	286	13
Adobe, Inc. (a)	277	63
Agios Pharmaceuticals, Inc. (a)	14	1
Align Technology, Inc. (a)	4	1
Alnylam Pharmaceuticals, Inc. (a)	87	6
Alphabet, Inc., Class C (a)	59	61
Amazon.com, Inc. (a)	173	260
Angi Homeservices, Inc., Class A (a)	1,174	19
ANSYS, Inc. (a)	10	1
AO Smith Corp.	14	1
Appfolio, Inc., Class A (a)	81	5
athenahealth, Inc. (a)	505	67
Autodesk, Inc. (a)	36	5
Avalara, Inc. (a)	161	5
Bellicum Pharmaceuticals, Inc. (a)	97	—	@
Bluebird Bio, Inc. (a)	13	1
Booking Holdings, Inc. (a)	52	90
	Shares	Value (000)
Broadridge Financial Solutions, Inc.	21	$2
BWX Technologies, Inc.	358	14
Carvana Co. (a)	377	12
CBIZ, Inc. (a)	76	1
CEVA, Inc. (a)	191	4
Chegg, Inc. (a)	158	4
Cimpress N.V. (a)	21	2
Cintas Corp.	94	16
Copart, Inc. (a)	824	39
Coupa Software, Inc. (a)	1,165	73
Danaher Corp.	47	5
DexCom, Inc. (a)	407	49
Eagle Materials, Inc.	214	13
Ecolab, Inc.	228	34
Editas Medicine, Inc. (a)	147	3
Elanco Animal Health, Inc. (a)	1,202	38
Elastic N.V. (a)	375	27
Ellie Mae, Inc. (a)	70	4
EPAM Systems, Inc. (a)	701	81
Etsy, Inc. (a)	170	8
Eventbrite, Inc., Class A (a)	106	3
Exact Sciences Corp. (a)	48	3
Facebook, Inc., Class A (a)	516	68
Farfetch Ltd., Class A (a)	2,099	37
Fortive Corp.	65	4
GrubHub, Inc. (a)	503	39
GTT Communications, Inc. (a)	522	12
Guardant Health, Inc. (a)	670	25
Guidewire Software, Inc. (a)	58	5
HealthEquity, Inc. (a)	1,066	64
HEICO Corp.	90	7
HEICO Corp., Class A	451	28
Hershey Co. (The)	143	15
IAC/InterActiveCorp (a)	161	29
Illumina, Inc. (a)	171	51
Inspire Medical Systems, Inc. (a)	177	7
Installed Building Products, Inc. (a)	52	2
Intellia Therapeutics, Inc. (a)	168	2
Intersect ENT, Inc. (a)	105	3
Intrexon Corp. (a)	219	1
Intuit, Inc.	34	7
Intuitive Surgical, Inc. (a)	193	92
Invitae Corp. (a)	66	1
LendingTree, Inc. (a)	35	8
Linde PLC	207	32
LivaNova PLC (a)	120	11
LiveRamp Holdings, Inc. (a)	305	12
MakeMyTrip Ltd. (a)	610	15
Martin Marietta Materials, Inc.	302	52
Mastercard, Inc., Class A	341	64
Match Group, Inc.	126	5
MercadoLibre, Inc.	249	73
Moderna, Inc. (a)	174	3

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

	Shares	Value (000)
United States (cont'd)
Mohawk Industries, Inc. (a)	121	$14
MongoDB, Inc. (a)	898	75
MSCI, Inc.	292	43
NanoString Technologies, Inc. (a)	222	3
Nektar Therapeutics (a)	27	1
Netflix, Inc. (a)	18	5
NVIDIA Corp.	12	2
Okta, Inc. (a)	596	38
Overstock.com, Inc. (a)	862	12
Penumbra, Inc. (a)	235	29
Quotient Ltd. (a)	247	2
Redfin Corp. (a)	271	4
Rollins, Inc.	978	35
S&P Global, Inc.	224	38
Sabre Corp.	71	2
salesforce.com, Inc. (a)	734	101
Service Corp. International/US	389	16
ServiceNow, Inc. (a)	593	106
Shake Shack, Inc., Class A (a)	88	4
Sherwin-Williams Co. (The)	37	15
Smartsheet, Inc., Class A (a)	187	5
Splunk, Inc. (a)	46	5
Spotify Technology SA (a)	350	40
Square, Inc., Class A (a)	232	13
SS&C Technologies Holdings, Inc.	81	4
Stamps.com, Inc. (a)	82	13
Starbucks Corp.	1,326	85
SVMK, Inc. (a)	267	3
Take-Two Interactive Software, Inc. (a)	81	8
TripAdvisor, Inc. (a)	78	4
Trupanion, Inc. (a)	175	4
Twilio, Inc., Class A (a)	363	32
Twitter, Inc. (a)	3,358	97
Tyler Technologies, Inc. (a)	19	4
Ubiquiti Networks, Inc.	8	1
Ultimate Software Group, Inc. (The) (a)	18	4
Union Pacific Corp.	639	88
United Technologies Corp.	238	25
UnitedHealth Group, Inc.	253	63
Upwork, Inc. (a)	285	5
Veeva Systems, Inc., Class A (a)	884	79
Visa, Inc., Class A	325	43
Vulcan Materials Co.	291	29
WageWorks, Inc. (a)	245	7
	Shares	Value (000)
Walt Disney Co. (The)	381	$42
Waste Management, Inc.	358	32
Watsco, Inc.	203	28
Wayfair, Inc., Class A (a)	46	4
Workday, Inc., Class A (a)	655	105
Workiva, Inc. (a)	134	5
XPO Logistics, Inc. (a)	54	3
Yelp, Inc. (a)	241	8
Zendesk, Inc. (a)	89	5
Zillow Group, Inc., Class A (a)	259	8
Zillow Group, Inc., Class C (a)	184	6
Zoetis, Inc.	443	38
		3,298
Total Common Stocks (Cost $6,143)		5,610
Short-Term Investment (3.7%)
Investment Company (3.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $212)	212,250	212
Total Investments Excluding Purchased Options (101.1%) (Cost $6,355)		5,822
Total Purchased Options Outstanding (0.1%) (Cost $13)		5
Total Investments (101.2%) (Cost $6,368) (d)(e)		5,827
Liabilities in Excess of Other Assets (–1.2%)		(70)
Net Assets (100.0%)		$5,757

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Amount is less than $500.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  The approximate fair value and percentage of net assets, $1,565,000 and 27.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $6,473,000. The aggregate gross unrealized appreciation is approximately $120,000 and the aggregate gross unrealized depreciation is approximately $766,000, resulting in net unrealized depreciation of approximately $646,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Counterpoint Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31,2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	8.03	Oct-19	1,157,619	1,158	$2	$6	$(4)
Royal Bank of Scotland	USD/CNH	CNH	7.57	Jul-19	1,647,300	1,647	3	7	(4)
							$5	$13	$(8)

CNH — Chinese Yuan Renminbi Offshore

USD — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.9%
Software	11.3
Internet & Direct Marketing Retail	11.0
Interactive Media & Services	7.2
Information Technology Services	7.2
Textiles, Apparel & Luxury Goods	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Counterpoint Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $6,156)	$5,615
Investment in Security of Affiliated Issuer, at Value (Cost $212)	212
Total Investments in Securities, at Value (Cost $6,368)	5,827
Foreign Currency, at Value (Cost $4)	4
Cash	—	@
Due from Adviser	94
Prepaid Offering Costs	81
Receivable for Investments Sold	61
Dividends Receivable	1
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	6,071
Liabilities:
Payable for Offering Costs	163
Payable for Investments Purchased	67
Payable for Professional Fees	65
Payable for Custodian Fees	9
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	6
Total Liabilities	314
Net Assets	$5,757
Net Assets Consist of:
Paid-in-Capital	$6,749
Total Accumulated Loss	(992)
Net Assets	$5,757
CLASS I:
Net Assets	$5,733
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	677,195
Net Asset Value, Offering and Redemption Price Per Share	$8.46
CLASS A:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$8.47
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.47
Maximum Offering Price Per Share	$8.94
CLASS C:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$8.47
CLASS IS:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$8.46

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Counterpoint Portfolio

Statement of Operations	Period from June 29, 2018^ to December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$12
Non-Cash Dividends from Securities of Unaffiliated Issuers	1
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	16
Expenses:
Offering Costs	85
Professional Fees	79
Advisory Fees (Note B)	27
Custodian Fees (Note F)	18
Shareholder Reporting Fees	10
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Pricing Fees	4
Administration Fees (Note C)	3
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	— @
Other Expenses	— @
Total Expenses	230
Expenses Reimbursed by Adviser (Note B)	(165)
Waiver of Advisory Fees (Note B)	(27)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	35
Net Investment Loss	(19)
Realized Gain (Loss):
Investments Sold	(415)
Foreign Currency Translation	4
Net Realized Loss	(411)
Change in Unrealized Appreciation (Depreciation):
Investments	(541)
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	(541)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(952)
Net Decrease in Net Assets Resulting from Operations	$(971)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Counterpoint Portfolio

Statement of Changes in Net Assets	Period from June 29, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(19)
Net Realized Loss	(411)
Net Change in Unrealized Appreciation (Depreciation)	(541)
Net Decrease in Net Assets Resulting from Operations	(971)
Dividends and Distributions to Shareholders:
Class I	(21)
Class A	(— @)
Class C	(— @)
Class IS	(— @)
Paid-in-Capital:
Class I	(50)
Class A	(— @)
Class C	(— @)
Class IS	(— @)
Total Dividends and Distributions to Shareholders	(71)
Capital Share Transactions:(1)
Class I:
Subscribed	6,750
Distributions Reinvested	19
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	6,799
Total Increase in Net Assets	5,757
Net Assets:
Beginning of Period	—
End of Period	$5,757
(1) Capital Share Transactions:
Class I:
Shares Subscribed	675
Shares Issued on Distributions Reinvested	2
Net Increase in Class I Shares Outstanding	677
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Counterpoint Portfolio

	Class I
Selected Per Share Data and Ratios	Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.03)
Net Realized and Unrealized Loss	(1.41)
Total from Investment Operations	(1.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Paid-in-capital	(0.07)
Total Distributions	(0.10)
Net Asset Value, End of Period	$8.46
Total Return(3)	(14.36	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,733
Ratio of Expenses to Average Net Assets(7)	1.03	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.54	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	54	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.83	%(6)
Net Investment Loss to Average Net Assets	(6.34	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Counterpoint Portfolio

	Class A
Selected Per Share Data and Ratios	Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.04)
Net Realized and Unrealized Loss	(1.40)
Total from Investment Operations	(1.44)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Paid-in-capital	(0.06)
Total Distributions	(0.09)
Net Asset Value, End of Period	$8.47
Total Return(3)	(14.44	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8
Ratio of Expenses to Average Net Assets(7)	1.39	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.91	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	54	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.82	%(6)
Net Investment Loss to Average Net Assets	(26.34	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Counterpoint Portfolio

	Class C
Selected Per Share Data and Ratios	Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.08)
Net Realized and Unrealized Loss	(1.40)
Total from Investment Operations	(1.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)
Paid-in-capital	(0.03)
Total Distributions	(0.05)
Net Asset Value, End of Period	$8.47
Total Return(3)	(14.80	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8
Ratio of Expenses to Average Net Assets(7)	2.14	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(1.66	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	54	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	27.44	%(6)
Net Investment Loss to Average Net Assets	(26.96	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Counterpoint Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 29, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.02)
Net Realized and Unrealized Loss	(1.41)
Total from Investment Operations	(1.43)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)
Paid-in-capital	(0.08)
Total Distributions	(0.11)
Net Asset Value, End of Period	$8.46
Total Return(3)	(14.34	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8
Ratio of Expenses to Average Net Assets(7)	0.99	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.51	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	54	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	26.39	%(6)
Net Investment Loss to Average Net Assets	(25.91	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Counterpoint Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on June 29, 2018 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (5) when market quotations are not readily available, including

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$74	$—	$—	$74
Air Freight & Logistics	3	—	—	3
Automobiles	5	—	—	5
Banks	245	14	—	259
Beverages	—	225	—	225
Biotechnology	21	25	—	46
Building Products	1	28	—	29
Capital Markets	96	13	—	109
Chemicals	81	24	—	105
Commercial Services & Supplies	124	54	—	178
Communications Equipment	1	—	—	1
Construction Materials	94	—	—	94
Consumer Finance	—	4	—	4
Diversified Consumer Services	148	—	—	148
Diversified Financial Services	—	4	—	4
Electrical Equipment	—	3	—	3
Electronic Equipment, Instruments & Components	—	2	—	2
Entertainment	108	11	—	119
Food Products	15	131	—	146
Health Care Equipment & Supplies	189	11	—	200
Health Care Providers & Services	152	5	—	157
Health Care Technology	153	—	—	153
Hotels, Restaurants & Leisure	113	45	—	158
Household Durables	16	17	—	33
Household Products	—	90	—	90
Information Technology Services	408	10	—	418
Insurance	4	31	—	35
Interactive Media & Services	308	113	—	421
Internet & Direct Marketing Retail	605	29	—	634
Life Sciences Tools & Services	54	7	—	61
Machinery	4	31	—	35
Marine	—	14	—	14
Media	—	6	—	6
Multi-Line Retail	—	11	—	11
Multi-Utilities	20	—	—	20
Pharmaceuticals	80	12	—	92
Professional Services	13	12	—	25
Real Estate Management & Development	9	—	—	9
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Road & Rail	$174	$86	$—	$260
Semiconductors & Semiconductor Equipment	22	22	—	44
Software	624	23	—	647
Specialty Retail	12	—	—	12
Textiles, Apparel & Luxury Goods	—	372	—	372
Thrifts & Mortgage Finance	8	—	—	8
Trading Companies & Distributors	28	1	—	29
Transportation Infrastructure	33	79	—	112
Total Common Stocks	4,045	1,565	—	5,610
Call Options Purchased	—	5	—	5
Short-Term Investment
Investment Company	212	—	—	212
Total Assets	$4,257	$1,570	$—	$5,827

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$5	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following table sets forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2018 in accordance with ASC 815:

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(8	)(b)

(b) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(c) (000)		Liabilities(c) (000)
Purchased Options	$5	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$5	(a)	$—	$—	$5

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

For the period ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	2,226,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the period ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 2.15% for Class C shares and 1.00% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2018, approximately $27,000 of advisory fees were waived and approximately $168,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer

Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $9,940,000 and $3,383,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value June 29, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$7,480	$7,268	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$212

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax year ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal year 2018 was as follows:

2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$21	$50

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)		Paid-in Capital (000)
$—	@	$	(—	@)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $313,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)		Post-October Capital Losses (000)
$—	@	$—

@ Amount is less than $500.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund did not have record owners of 10% or greater.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Counterpoint Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Counterpoint Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statements of operations and changes in net assets and the financial highlights for the period from June 29, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Counterpoint Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations and the changes in its net assets and its financial highlights for the period from June 29, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 9.52% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $12,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income
			Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

35

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPTSNN
2404127 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Core Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Core Portfolio Class I	$1,000.00	$867.60	$1,020.11	$4.75	$5.14	1.01%
Global Core Portfolio Class A	1,000.00	866.50	1,018.40	6.35	6.87	1.35
Global Core Portfolio Class C	1,000.00	863.00	1,014.62	9.86	10.66	2.10
Global Core Portfolio Class IS	1,000.00	867.50	1,020.42	4.47	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –16.15%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned –8.71%.

Factors Affecting Performance

•  Investors should be aware that the challenging performance year from both an absolute and relative basis in 2018 followed a quite favorable year for the markets in 2017.

•  The volatility of relative performance of style and sectors has been extreme in 2018. Growth rocketed until late summer and then got crushed thereafter. Defensives were very out-of-favor while growth worked, and then they were the big winners thereafter. While from a strategic perspective, the team made many of the right calls about these extremes reverting, the speed of these swings was difficult to navigate from a portfolio implementation perspective, at least initially. Our models have an imbedded lag before adjusting factor weightings. This allows us to confirm persistence for a potential style rotation. The lag resulted in a gap in performance relative to the benchmark. However, though a painful year on both an absolute and relative basis, we are seeing signs as we enter 2019 that our models have begun to lock in what is working.

•  Early in the year, through the first correction in February, Global Core outperformed the MSCI World Net Index benchmark. The portfolio was overweight growth stocks, but the market's subsequent recovery was led by an extremely narrow group of mega-cap growth stocks, mostly the "FAANGs" (Facebook, Apple, Amazon, Netflix and Google). In spite of some exposure to those names, we were underweight versus a broader universe of growth exposures. Although that was correct positioning from a risk perspective, the lack of mega-cap tech exposure negatively impacted performance.

•  By late summer, our quantitative models were signaling that the conditions underlying the significant outperformance of this group of mega-cap tech stocks, specifically that they were expensive and crowded — a dangerous combination, were setting up for a painful unwind. We further reduced exposure to technology, and this was a correct decision, as mega-cap tech stocks sold off significantly in the fourth quarter.

•  At the time when momentum growth stocks were expensive, both bond proxy stocks (high dividend-yielding) and value stocks were inexpensive and much unloved. The team made the decision to increase weightings in both areas.

•  From a bond proxy perspective, the fact that this group was so inexpensive, while the momentum bucket was expensive, was a warning sign for a more defensive positioning to Global Core. There was too much euphoria for "hot" stocks. The team increased exposure to both consumer staples and defensive health care names. This was another accurate call, as the market started to correct and the bond proxy stocks began to outperform.

•  While increasing consumer staples was a decision that positively contributed to performance, the choice to not add uber-defensive positions in either utilities or telecommunications detracted. Traditionally, we are not buyers of these sectors because we believe they generally do not produce long-term winning stocks, which we seek to own. But with utilities being the best performing sector over the fourth quarter, the decision was very costly from a short-term performance perspective.

•  In addition, the overreaction of financials and energy to recessionary fears made these value areas look attractive and we added to them. But, increasing financials and energy negatively impacted performance in the reporting period. However, these areas have started to improve as recessionary fears have receded.

•  On a geographic basis, following the woeful underperformance of non-U.S. markets relative to the U.S. leading up to 2018, the team believed non-U.S. markets could see some reversion to the mean in 2018 and potentially outperform the U.S. for the year. However, this did not pan out, as once again,

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

the non-U.S. developed markets underperformed the U.S., and the higher allocation outside the U.S. negatively impacted the Fund.

•  Early in the year, the team believed that emerging markets and Chinese technology stocks in particular were becoming extremely popular and expensive relative to their histories. The team therefore reduced exposure to Asia technology. While that was the right call, the magnitude of the declines in this region still caused a drag on performance despite our reduced weighting.

•  We began rebuilding the position by late summer, when the investment process highlighted the area as an opportunity again. This decision initially hurt performance, as Chinese technology stocks continued to decline, but the trend reversed late in the year, affirming the decision to increase the weighting. Given the historically low valuation levels these stocks achieved, we believe this positioning can potentially continue to work well into 2019, particularly if we see some trade resolution.

•  The Fund began the year with a higher weighting in Europe, but later increased defensiveness here along with the same defensive repositioning in the U.S. That was a correct call, given the ongoing challenges in the European region, especially regarding Brexit. The Fund maintained a small value weighting, as the low valuation levels is quite attractive and we believe European equities have been more fully pricing in a "bad Brexit" outcome than any sort of more positive agreement.

•  The Fund's consistent underweight to Japan in 2018 was a positive contributor to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remained negative on the region.

•  Within stock selection, the largest detractors for the period were a U.S. financial services company, a U.K.-based airline and a U.K.-based tobacco company that were both weighed down by issues surrounding Brexit, a China-based gaming and internet company, and a Spanish bank with significant exposure to Latin America.

•  The Fund benefited the most from stock positions technology, most notably a U.S.-based global payments and technology company, a U.S.-based leader in cloud infrastructure and digital workspace technology, and a U.S.-based global manufacturer and marketer of mobile communications and media solutions. Other top contributors to performance for the period were a U.K.-based global alcoholic beverage company and a U.S.-based medical products manufacturer specializing in the dental industry.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The Stock Selection Engine begins its work once the desired factor positioning is understood. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Core Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–16.15%	—	—	1.38%
Fund — Class A Shares w/o sales charges(4)	–16.41	—	—	1.02
Fund — Class A Shares with maximum 5.25% sales charges(4)	–20.77	—	—	–1.04
Fund — Class C Shares w/o sales charges(4)	–17.05	—	—	0.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–17.88	—	—	0.27
Fund — Class IS Shares w/o sales charges(4)	–16.10	—	—	1.42
MSCI World Net Index	–8.71	—	—	6.57
Lipper Global Large-Cap Core Funds Index	–10.46	—	—	5.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Core Portfolio

	Shares	Value (000)
Common Stocks (101.0%)
China (11.1%)
Alibaba Group Holding Ltd. ADR (a)	2,759	$378
NetEase, Inc. ADR	399	94
TAL Education Group ADR (a)	2,097	56
Tencent Holdings Ltd. ADR	13,046	515
		1,043
France (3.2%)
LVMH Moet Hennessy Louis Vuitton SE	1,019	300
Ireland (3.4%)
Ryanair Holdings PLC ADR (a)	4,517	322
Japan (3.1%)
Nippon Telegraph & Telephone Corp. ADR	7,053	287
Netherlands (0.2%)
AerCap Holdings N.V. (a)	561	22
Panama (1.4%)
Copa Holdings SA, Class A	1,704	134
Spain (4.2%)
Banco Santander SA ADR	86,919	389
Switzerland (2.1%)
ABB Ltd. ADR	2,601	49
Logitech International SA (Registered)	2,396	75
UBS Group AG (Registered) (a)	6,135	76
		200
Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,815	252
United Kingdom (10.4%)
Diageo PLC ADR	3,744	531
Royal Dutch Shell PLC ADR	7,658	446
		977
United States (59.2%)
Alphabet, Inc., Class A (a)	209	218
Ameriprise Financial, Inc.	1,712	179
Amgen, Inc.	211	41
Apple, Inc.	3,005	474
Cigna Corp. (a)	2,071	393
Comcast Corp., Class A	4,788	163
Constellation Brands, Inc., Class A	1,773	285
CVS Health Corp.	1,367	90
Danaher Corp.	2,889	298
Diamondback Energy, Inc.	1,008	93
Emerson Electric Co.	3,968	237
Estee Lauder Cos., Inc. (The), Class A	1,437	187
Illinois Tool Works, Inc.	1,675	212
	Shares	Value (000)
JPMorgan Chase & Co.	5,883	$574
Mastercard, Inc., Class A	3,037	573
McDonald's Corp.	1,073	191
Microsoft Corp.	2,252	229
Monster Beverage Corp. (a)	948	47
National Oilwell Varco, Inc.	1,197	31
Northern Trust Corp.	4,380	366
Northrop Grumman Corp.	1,176	288
Starbucks Corp.	829	53
Target Corp.	827	55
VMware, Inc., Class A	1,971	270
		5,547
Total Investments (101.0%) (Cost $8,979) (b)(c)		9,473
Liabilities in Excess of Other Assets (–1.0%)		(94)
Net Assets (100.0%)		$9,379

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $300,000 and 3.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $9,014,000. The aggregate gross unrealized appreciation is approximately $1,006,000 and the aggregate gross unrealized depreciation is approximately $547,000, resulting in net unrealized appreciation of approximately $459,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	37.5%
Banks	10.2
Beverages	9.1
Interactive Media & Services	8.7
Capital Markets	6.6
Information Technology Services	6.0
Tech Hardware, Storage & Peripherals	5.8
Oil, Gas & Consumable Fuels	5.7
Software	5.3
Health Care Providers & Services	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Core Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $8,979)	$9,473
Cash	18
Receivable for Investments Sold	48
Due from Adviser	41
Receivable for Fund Shares Sold	9
Dividends Receivable	5
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	23
Total Assets	9,618
Liabilities:
Payable for Fund Shares Redeemed	164
Payable for Professional Fees	60
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	1
Payable for Administration Fees	1
Other Liabilities	8
Total Liabilities	239
Net Assets	$9,379
Net Assets Consist of:
Paid-in-Capital	$9,217
Total Distributable Earnings	162
Net Assets	$9,379
CLASS I:
Net Assets	$6,738
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	663,670
Net Asset Value, Offering and Redemption Price Per Share	$10.15
CLASS A:
Net Assets	$1,320
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	130,080
Net Asset Value, Redemption Price Per Share	$10.15
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.56
Maximum Offering Price Per Share	$10.71
CLASS C:
Net Assets	$1,311
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	130,850
Net Asset Value, Offering and Redemption Price Per Share	$10.02
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.15

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Core Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $14 of Foreign Taxes Withheld)	$252
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	254
Expenses:
Professional Fees	109
Advisory Fees (Note B)	96
Registration Fees	56
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	14
Shareholder Reporting Fees	16
Administration Fees (Note C)	10
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Sub Transfer Agency Fees — Class I	5
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Custodian Fees (Note F)	6
Directors' Fees and Expenses	3
Pricing Fees	3
Other Expenses	18
Total Expenses	351
Expenses Reimbursed by Adviser (Note B)	(98)
Waiver of Advisory Fees (Note B)	(96)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	151
Net Investment Income	103
Realized Gain (Loss):
Investments Sold	36
Foreign Currency Translation	(1)
Net Realized Gain	35
Change in Unrealized Appreciation (Depreciation):
Investments	(2,135)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(2,100)
Net Decrease in Net Assets Resulting from Operations	$(1,997)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$103	$57
Net Realized Gain (Loss)	35	(278)
Net Change in Unrealized Appreciation (Depreciation)	(2,135)	2,493
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,997)	2,272
Dividends and Distributions to Shareholders:
Class I	(54)	(51)*
Class A	(4)	(2)*
Class C	—	(1)*
Class IS	— @	— @*
Paid-in-Capital:
Class I	—	(3)
Class A	—	(1)
Class IS	—	— @
Total Dividends and Distributions to Shareholders	(58)	(58)
Capital Share Transactions:(1)
Class I:
Subscribed	743	2,235
Distributions Reinvested	15	22
Redeemed	(2,928)	(109)
Class A:
Subscribed	340	652
Distributions Reinvested	4	3
Redeemed	(691)	(233)
Class C:
Subscribed	422	240
Distributions Reinvested	—	1
Redeemed	(89)	(98)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,184)	2,713
Total Increase (Decrease) in Net Assets	(4,239)	4,927
Net Assets:
Beginning of Period	13,618	8,691
End of Period	$9,379	$13,618 †

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Core Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$60	$210
Shares Issued on Distributions Reinvested	1	2
Shares Redeemed	(250)	(10)
Net Increase (Decrease) in Class I Shares Outstanding	(189)	202
Class A:
Shares Subscribed	29	55
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(60)	(20)
Net Increase (Decrease) in Class A Shares Outstanding	(31)	35
Class C:
Shares Subscribed	36	22
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(8)	(9)
Net Increase in Class C Shares Outstanding	28	13

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Distributions from and/or in Excess of Net Investment Income for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(51)
Class A:
Net Investment Income		$(2)
Class C:
Net Investment Income		$(1)
Class IS:
Net Investment Income	$	(— @)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(43).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Core Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.07		0.05
Net Realized and Unrealized Gain (Loss)	(2.09)		2.16		0.06
Total from Investment Operations	(1.97)		2.23		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.06)		(0.08)
Paid-in-Capital	—		(0.00	)(3)	—
Total Distributions	(0.08)		(0.06)		(0.08)
Net Asset Value, End of Period	$10.15		$12.20		$10.03
Total Return(4)	(16.15)%		22.27%		1.08	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,738		$10,398		$6,517
Ratio of Expenses to Average Net Assets(9)	1.00	%(5)	0.97	%(5)	0.98	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.97	%(5)	0.64	%(5)	0.82	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.01	%(8)
Portfolio Turnover Rate	50%		41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.53%		2.89%		3.73	%(8)
Net Investment Loss to Average Net Assets	(0.56)%		(1.28)%		(1.93	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Core Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.18		$10.02		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.03		0.02
Net Realized and Unrealized Gain (Loss)	(2.07)		2.15		0.06
Total from Investment Operations	(2.00)		2.18		0.08
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.02)		(0.06)
Paid-in-Capital	—		(0.00	)(3)	—
Total Distributions	(0.03)		(0.02)		(0.06)
Net Asset Value, End of Period	$10.15		$12.18		$10.02
Total Return(4)	(16.41)%		21.82%		0.83	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,320		$1,962		$1,263
Ratio of Expenses to Average Net Assets(9)	1.35	%(5)	1.35	%(5)	1.35	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.62	%(5)	0.25	%(5)	0.39	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	50%		41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.89%		3.36%		4.16	%(8)
Net Investment Loss to Average Net Assets	(0.92)%		(1.76)%		(2.42	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Core Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.08		$10.00		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.01)		(0.06)		(0.02)
Net Realized and Unrealized Gain (Loss)	(2.05)		2.15		0.06
Total from Investment Operations	(2.06)		2.09		0.04
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		(0.04)
Net Asset Value, End of Period	$10.02		$12.08		$10.00
Total Return(3)	(17.05)%		20.92%		0.41	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,311		$1,246		$901
Ratio of Expenses to Average Net Assets(8)	2.10	%(4)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.05	)%(4)	(0.50	)%(4)	(0.36	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	50%		41%		22	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.65%		4.19%		5.02	%(7)
Net Investment Loss to Average Net Assets	(1.60)%		(2.59)%		(3.28	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Core Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.20		$10.03		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13		0.07		0.05
Net Realized and Unrealized Gain (Loss)	(2.09)		2.17		0.06
Total from Investment Operations	(1.96)		2.24		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.07)		(0.08)
Paid-in-Capital	—		(0.00	)(3)	—
Total Distributions	(0.09)		(0.07)		(0.08)
Net Asset Value, End of Period	$10.15		$12.20		$10.03
Total Return(4)	(16.10)%		22.29%		1.10	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$12		$10
Ratio of Expenses to Average Net Assets(9)	0.95	%(5)	0.95	%(5)	0.95	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	1.06	%(5)	0.66	%(5)	0.84	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	50%		41%		22	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.09%		18.67%		19.70	%(8)
Net Investment Loss to Average Net Assets	(17.08)%		(17.06)%		(17.91	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$288	$—	$—	$288
Airlines	456	—	—	456
Banks	963	—	—	963
Beverages	863	—	—	863
Biotechnology	41	—	—	41
Capital Markets	621	—	—	621
Diversified Consumer Services	56	—	—	56
Diversified Telecommunication Services	287	—	—	287
Electrical Equipment	286	—	—	286
Energy Equipment & Services	31	—	—	31

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Health Care Equipment & Supplies	$298	$—	$—	$298
Health Care Providers & Services	483	—	—	483
Hotels, Restaurants & Leisure	244	—	—	244
Information Technology Services	573	—	—	573
Interactive Media & Services	827	—	—	827
Internet & Direct Marketing Retail	378	—	—	378
Machinery	212	—	—	212
Media	163	—	—	163
Multi-Line Retail	55	—	—	55
Oil, Gas & Consumable Fuels	539	—	—	539
Personal Products	187	—	—	187
Semiconductors & Semiconductor Equipment	252	—	—	252
Software	499	—	—	499
Tech Hardware, Storage & Peripherals	549	—	—	549
Textiles, Apparel & Luxury Goods	—	300	—	300
Trading Companies & Distributors	22	—	—	22
Total Common Stocks	9,173	300	—	9,473
Total Assets	$9,173	$300	$—	$9,473

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $96,000 of advisory fees were waived and approximately $104,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $6,317,000 and $8,131,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$524	$2,011	$2,535	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$58	$—	$54	$4

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$40	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $298,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $71,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 44.5%.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Core Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $58,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCPANN
2403485 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Endurance Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Investment Advisory Agreement Approval	20
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Endurance Portfolio (the "Fund") performed during the period ended December 31, 2018 (when the Fund commenced operations).

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Endurance Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/31/18-12/31/18.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Endurance Portfolio Class I^	$1,000.00	$1,000.00	$1,000.11	$0.03	$0.03	1.00%
Global Endurance Portfolio Class A^	1,000.00	1,000.00	1,000.10	0.04	0.04	1.35
Global Endurance Portfolio Class C^	1,000.00	1,000.00	1,000.08	0.06	0.06	2.10
Global Endurance Portfolio Class IS^	1,000.00	1,000.00	1,000.11	0.03	0.03	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 1/365 (to reflect the actual days in the period).

**  Annualized.

^  The Fund commenced operations on December 31, 2018.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Endurance Portfolio

The Fund seeks long-term capital appreciation.

Performance

The Fund's inception (December 31, 2018) was the same day as the close of the fiscal year on December 31, 2018.

As of the end of the reporting period, the Fund did not have any performance history.

Management Strategies

•  We seek high-quality established and emerging companies primarily located throughout the world with durable competitive advantages, sustainable growth opportunities, valuable business models and strong management teams. We focus on long-term growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Endurance Portfolio

	Shares	Value (000)
Common Stocks (89.7%)
Australia (1.2%)
Bellamy's Australia Ltd. (a)	4,719	$24
Canada (13.3%)
Canadian National Railway Co.	1,201	89
Colliers International Group, Inc.	1,215	67
Constellation Software, Inc.	181	116
		272
France (2.5%)
Getlink SE	1,857	25
Ubisoft Entertainment SA (a)	335	27
		52
Germany (1.2%)
Linde PLC	154	24
New Zealand (3.2%)
Ryman Healthcare Ltd.	9,089	65
South Africa (1.3%)
PSG Group Ltd.	1,647	28
United Kingdom (13.2%)
ASA International Group PLC (a)	9,731	52
Ashtead Group PLC	963	20
Halma PLC	1,396	24
Melrose Industries PLC	22,813	47
Metro Bank PLC (a)	2,136	46
Victoria PLC (a)	13,459	81
		270
United States (53.8%)
Activision Blizzard, Inc.	1,185	55
Align Technology, Inc. (a)	56	12
ANSYS, Inc. (a)	140	20
Broadridge Financial Solutions, Inc.	293	28
Carvana Co. (a)	1,578	52
CBIZ, Inc. (a)	1,061	21
Cimpress N.V. (a)	293	30
Cintas Corp.	126	21
Copart, Inc. (a)	1,620	77
Ecolab, Inc.	391	58
GTT Communications, Inc. (a)	3,239	77
HEICO Corp.	1,257	97
Installed Building Products, Inc. (a)	726	25
Intuit, Inc.	140	28
Invitae Corp. (a)	921	10
LiveRamp Holdings, Inc. (a)	726	28
Rollins, Inc.	1,689	61
Sabre Corp.	991	21
Service Corp. International/US	544	22
SS&C Technologies Holdings, Inc.	1,131	51
	Shares	Value (000)
Take-Two Interactive Software, Inc. (a)	489	$50
Tyler Technologies, Inc. (a)	265	49
Ubiquiti Networks, Inc.	112	11
UnitedHealth Group, Inc.	524	131
Waste Management, Inc.	265	24
XPO Logistics, Inc. (a)	754	43
		1,102
Total Investments (89.7%) (Cost $1,840) (b)(c)		1,837
Other Assets in Excess of Liabilities (10.3%)		210
Net Assets (100.0%)		$2,047

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $439,000 and 21.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $1,840,000. The aggregate gross unrealized appreciation is approximately $0 and the aggregate gross unrealized depreciation is approximately $3,000, resulting in net unrealized depreciation of approximately $3,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	36.7%
Software	14.4
Commercial Services & Supplies	11.6
Health Care Providers & Services	10.6
Information Technology Services	8.4
Entertainment	7.2
Household Durables	5.8
Aerospace & Defense	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Endurance Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,840)	$1,837
Cash	1,000
Receivable for Fund Shares Sold	1,050
Prepaid Offering Costs	175
Due from Adviser	51
Total Assets	4,113
Liabilities:
Payable for Investments Purchased	1,840
Payable for Offering Costs	176
Payable for Professional Fees	46
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	—	@
Payable for Administration Fees	—	@
Other Liabilities	4
Total Liabilities	2,066
Net Assets	$2,047
Net Assets Consist of:
Paid-in-Capital	$2,050
Total Accumulated Loss	(3)
Net Assets	$2,047
CLASS I:
Net Assets	$2,017
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	202,000
Net Asset Value, Offering and Redemption Price Per Share	$9.98
CLASS A:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$9.98
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.55
Maximum Offering Price Per Share	$10.53
CLASS C:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.98
CLASS IS:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.98

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Endurance Portfolio

Statement of Operations	Period Ended December 31, 2018^ (000)
Expenses:
Professional Fees	$46
Shareholder Reporting Fees	4
Transfer Agency Fees — Class I (Note E)	—	@
Transfer Agency Fees — Class A (Note E)	—	@
Transfer Agency Fees — Class C (Note E)	—	@
Transfer Agency Fees — Class IS (Note E)	—	@
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Advisory Fees (Note B)	—	@
Custodian Fees (Note F)	—	@
Administration Fees (Note C)	—	@
Pricing Fees	—	@
Offering Costs	1
Other Expenses	—	@
Total Expenses	51
Waiver of Advisory Fees (Note B)	(—	@)
Expense Reimbursed by Adviser (Note B)	(51)
Reimbursement of Class Specific Expenses — Class I (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class A (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class C (Note B)	(—	@)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(—	@)
Net Expenses	—	@
Net Investment Loss	(—	@)
Change in Unrealized Appreciation (Depreciation):
Investments	(3)
Foreign Currency Translation	—	@
Net Change in Unrealized Appreciation (Depreciation)	(3)
Net Decrease in Net Assets Resulting from Operations	$(3)

^  Commencement of Operations.

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Endurance Portfolio

Statement of Changes in Net Assets	Period Ended December 31, 2018^ (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$	(— @)
Net Change in Unrealized Appreciation (Depreciation)		(3)
Net Decrease in Net Assets Resulting from Operations		(3)
Capital Share Transactions:(1)
Class I:
Subscribed		2,020
Class A:
Subscribed		10
Class C:
Subscribed		10
Class IS:
Subscribed		10
Net Increase in Net Assets Resulting from Capital Share Transactions		2,050
Total Increase in Net Assets		2,047
Net Assets:
Beginning of Period		—
End of Period		$2,047
(1) Capital Share Transactions:
Class I:
Shares Subscribed		202
Class A:
Shares Subscribed		1
Class C:
Shares Subscribed		1
Class IS:
Shares Subscribed		1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Endurance Portfolio

	Class I
Selected Per Share Data and Ratios	Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.02)
Total from Investment Operations	(0.02)
Net Asset Value, End of Period	$9.98
Total Return(4)	0.00	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,017
Ratio of Expenses to Average Net Assets(7)	1.00	%(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(1.00	)%(6)
Portfolio Turnover Rate	0	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	913.94	%(6)
Net Investment Loss to Average Net Assets	(913.94	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Endurance Portfolio

	Class A
Selected Per Share Data and Ratios	Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.02)
Total from Investment Operations	(0.02)
Net Asset Value, End of Period	$9.98
Total Return(4)	0.00	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(7)	1.35	%(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(1.35	)%(6)
Portfolio Turnover Rate	0	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	927.90	%(6)
Net Investment Loss to Average Net Assets	(927.90	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Endurance Portfolio

	Class C
Selected Per Share Data and Ratios	Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.02)
Total from Investment Operations	(0.02)
Net Asset Value, End of Period	$9.98
Total Return(4)	0.00	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(7)	2.10	%(6)
Ratio of Net Investment Loss to Average Net Assets(7)	(2.10	)%(6)
Portfolio Turnover Rate	0	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	928.63	%(6)
Net Investment Loss to Average Net Assets	(928.63	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Endurance Portfolio

	Class IS
Selected Per Share Data and Ratios	Period Ended December 31, 2018(1)
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(0.02)
Total from Investment Operations	(0.02)
Net Asset Value, End of Period	$9.98
Total Return(4)	0.00	%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets(7)	0.95	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	(0.95	)%(6)
Portfolio Turnover Rate	0	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	927.65	%(6)
Net Investment Loss to Average Net Assets	(927.65	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Endurance Portfolio. The Fund seeks long-term capital appreciation.

The Fund commenced operations on December 31, 2018 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices

13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•   Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$97	$—	$—	$97
Air Freight & Logistics	43	—	—	43
Banks	—	46	—	46
Biotechnology	10	—	—	10
Chemicals	82	—	—	82
Commercial Services & Supplies	213	—	—	213
Communications Equipment	11	—	—	11
Consumer Finance	—	52	—	52
Diversified Consumer Services	22	—	—	22
Diversified Financial Services	—	28	—	28
Electrical Equipment	—	47	—	47
Electronic Equipment, Instruments & Components	—	24	—	24
Entertainment	105	27	—	132
Food Products	—	24	—	24
Health Care Equipment & Supplies	12	—	—	12
Health Care Providers & Services	131	65	—	196
Household Durables	25	81	—	106
Information Technology Services	154	—	—	154
Professional Services	21	—	—	21
Real Estate Management & Development	67	—	—	67
Road & Rail	89	—	—	89
Software	264	—	—	264
Specialty Retail	52	—	—	52
Trading Companies & Distributors	—	20	—	20
Transportation Infrastructure	—	25	—	25
Total Common Stocks	1,398	439	—	1,837
Total Assets	$1,398	$439	$—	$1,837

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.   Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premi-

ums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the period ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended December 31, 2018, less than $500 of advisory fees were waived and approximately $51,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments was approximately $1,840,000 and $0, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended December 31, 2018. For the period ended December 31, 2018, the Fund did not have any transactions in affiliated investments.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Revenue Service, New York and various states. The tax year ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2018.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)		Paid-in Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 100.0%.

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Endurance Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Endurance Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Endurance Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the period from December 31, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Advisory Agreement Approval (unaudited)

The Board considered the following factors at the time of approval of the contracts which occurred prior to commencement of operations.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser," and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers.

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun and concluded that, since the Fund currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Fund under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by the Adviser, and reviewed the anticipated total expense ratio of the Fund. The Board considered that the Fund requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Fund and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group averages.

Economies of Scale

The Board considered the growth prospects of the Fund and the structure of the proposed management fee schedule, which includes breakpoints. The Board considered that the Fund's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates to be derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. Since the Fund had not begun operations and had not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Advisory Agreement Approval (unaudited) (cont'd)

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

GLBLENDANN
2404159 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Franchise Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Federal Tax Notice	26
Privacy Notice	27
Director and Officer Information	30

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Franchise Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Franchise Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Franchise Portfolio Class I	$1,000.00	$952.60	$1,020.52	$4.58	$4.74	0.93%
Global Franchise Portfolio Class A	1,000.00	951.60	1,019.06	6.00	6.21	1.22
Global Franchise Portfolio Class L	1,000.00	948.50	1,016.43	8.55	8.84	1.74
Global Franchise Portfolio Class C	1,000.00	947.90	1,015.32	9.62	9.96	1.96
Global Franchise Portfolio Class IS	1,000.00	953.10	1,020.67	4.43	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Franchise Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –1.50%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Index (the "Index"), which returned –8.71%.

Factors Affecting Performance

•  The markets had been reasonably constructive for the first three quarters of the year, with the MSCI World Index returning around 5% up to the end of September. The final quarter saw a sharp fall, where defensive sectors were the relative winners for 2018 as a whole, with health care and utilities actually up 3%, though consumer staples (–9%) lagged the market a touch, not helped by tobacco (–35%). Information technology ended down only 2% for the year, despite its torrid fourth quarter, while the cyclical materials, financials, energy and industrials all struggled, falling 14% to 17%. The USA was the clear geographic outperformer, down 4%, while much of Europe lagged, most notably Germany (–22%).

•  For the year, sector allocation was positive, as the gain from the overweight in information technology and the underweight in financials more than made up for the drag from the overweight in consumer staples. However, the main driver of the significant outperformance was stock selection, due to outperformance across all the portfolio's main sectors except consumer staples, most notably communication services, information technology and health care. Over the year, the largest absolute contributors(i) were Twenty First Century Fox, Microsoft and Zoetis. The largest detractors were British American Tobacco, Philip Morris International and Reckitt Benckiser.

Management Strategies

•  The good news about equities is that there are only two ways to lose money — falling earnings or falling multiples. A year ago, it was the multiples that worried us most. After the markets' bull run in 2017, the MSCI World Index passed 17x the next 12 months earnings,(ii) implying that markets were pricing in the improbable upside scenario of synchronized growth everywhere... and threatening considerable downside if things did not go quite according to plan. By contrast, 2019 starts with the MSCI World Index on 13.4x forward consensus estimates, 14% lower than the 20-year average price-earnings (P/E) ratio of 15.5x and 20% below a year ago.(ii) As a result our primary fears have moved from multiples to earnings.

•  Our generic fear about forward earnings estimates remain — the fact that they are guesses about lies. The guesses are because the sell-side is persistently over-optimistic, by an average of 8% one-year forward, slightly higher than the 7% earnings growth expected for the MSCI World Index in 2019.(iii) The lies are down to the gaping gap between the 'adjusted' earnings used to power consensus numbers (and management pay) and the actual number calculated using accepted accounting standards at the bottom of the profit & loss statement. Over the last three years, $600 billion has disappeared between the adjusted and actual earnings totals in the U.S. alone, overstating earnings there by an average of 21%.(iii) Our more specific anxiety is fed by the fact that it is only on the leveraged earnings metric that markets look cheap. Looking at the forward enterprise multiple rather than P/E, the discount to the historic average disappears, and the market is on a slightly higher multiple (9.2x versus 9.0x) than it was in 2003, when the P/E ratio was at a lofty 17.6x.(iv) Lower corporate taxes have helped, but so has the sharp increase in leverage. Looking at enterprise value-to-sales ratios, the MSCI World Index is 1.8x, still 16% above its 20-year average.(ii) The combination of an expensive market on sales with a 'cheap' market on earnings reflects the really high profitability at present, particularly in the U.S., where all the drivers look fairly maxed out in favor of profits at present, be it fat margins, low tax rates, high leverage or low interest rates.

•  We have no greater insight than anyone else on whether the expected earnings growth for 2019 will be delivered, or even exceeded, but we do have opinions (as usual) on the key variables to watch.

(i)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(ii)  Source: FactSet. Data as of December 31, 2018.

(iii)  Source: FactSet, Morgan Stanley Investment Management. Data as of December 31, 2018.

(iv)  Source: FactSet. Data as of December 31, 2018. Enterprise multiple is a measure of valuing a company that includes its debt, by dividing its enterprise value by its earnings before interest, taxes, depreciation and amortization.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

The current China slowdown is an earnings risk, particularly for cyclical companies, and the extent (and success) of the gathering reflation is crucial. Even if the reflation does happen, and is successful, earnings could be soft in the first part of the year until it takes effect. As mentioned above, U.S. margins are very high, and while elements of this look structural, given the emergence of lucrative platform businesses and the way the country's political system has systematically advantaged capital against labor and consumers over the last four decades, tight labor markets and tariff impacts may cause margin issues for those without pricing power.

•  Leaving aside the tail-risks, such as negative trade relations, utter paralysis of the U.S. government, Mid-East conflict or a collapse of the euro, one thing that would definitely cause a margin squeeze would be a significant slowdown in the U.S., or a further slowdown in Europe. The U.S. recovery is now very long in the tooth, and while recoveries do not just die of old age, the change at the U.S. Federal Reserve (the Fed) may be an extra cause for concern. It is still early days, but Jay Powell seems more interested in the state of the real economy than the exact level of the equity markets or the fate of anyone outside the U.S. who chooses to hitch their currencies to the U.S. dollar — i.e., emerging markets. He may therefore continue to tighten via a combination of interest rates and unwinding quantitative easing until he sees weakness in the U.S. economy. He will back off at that point, but this may be too late for markets.

•  2018 has ended with the combined balance sheets of the four major central banks — the Fed, the People's Bank of China, the European Central Bank and the Bank of Japan — finally shrinking after the massive build post the Global Financial Crisis. This means that the world is now in a liquidity squeeze, combining (depending on the geographic bloc) shrinking central bank balance sheets and tightening interest rates. It is precisely the opposite combination which drove up asset prices (and consequent levering up) since the nadir of 2009.

•  Our concern is that the combination of potentially falling earnings and a liquidity squeeze could be a truly toxic one for asset prices. We mentioned that we were unclear whether earnings estimates would be met this year, but we are clear that the world is an asymmetric place, with earnings downsides in bad times far higher than the upsides in good times. This is often forgotten, as is the fact that the asymmetry is magnified by leverage — and there is more leverage than ever, particularly in the U.S. corporate debt market. Corporate America as a whole is not inexpert at levering itself up at the wrong time, most spectacularly, just before the Global Financial Crisis last time round. Given the scale of corporate leverage now and — more particularly — the component of high yield or near-high yield (or as we prefer to call it, given that the interest rates are not that high, junk or near-junk), Corporate America has to be right that earnings will hold up.

•  We worry in particular about the outlook for near-junk, i.e. BBB-rated debt. This has been at the epicenter of the build-up of corporate debt, ballooning from $0.7 trillion in October 2008 to the current roughly $3 trillion.(iii) Moreover, the component of near junk (BBB) and actual junk (BB, B and CCC and below) has increased from 46% of the U.S. corporate bond market in October 2008 to 58% currently, so the quality of the overall corporate bond market has clearly deteriorated.(iii) If U.S. earnings do fall significantly, then there could be significant downgrades from BBB to junk. We do not think the currently quiescent so-called high yield market is pricing in such an outcome. In that event, the equity market is sure to hear about it — big problems in the credit market invariably mean big problems in the equity market, especially as they would have a common cause: falling earnings and too much debt.

•  In this uncertain and acutely asymmetric world, we would continue to advocate owning compounders. The combination of recurring revenue and pricing power should protect revenues and margins respectively in a downturn, preserving earnings. They are also likely to be insulated from any financial distress if the corporate bond markets have a seizure, given the lower operational and financial leverage. The soft markets of the fourth quarter have deflated the portfolio's multiples a little, with the estimated 2019 free cash flow yield now over 5%, reducing the absolute downside risk.(v)

(iii)  Source: FactSet, Morgan Stanley Investment Management. Data as of December 31, 2018.

(v)  Source: Morgan Stanley Investment Management. Data as of December 31, 2018.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–1.50%	7.89%	12.57%	10.73%
Fund — Class A Shares w/o sales charges(4)	–1.77	7.60	12.26	10.44
Fund — Class A Shares with maximum 5.25% sales charges(4)	–6.93	6.45	11.66	10.09
Fund — Class L Shares w/o sales charges(5)	–2.29	7.08	—	8.22
Fund — Class C Shares w/o sales charges(7)	–2.51	—	—	9.31
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–3.44	—	—	9.31
Fund — Class IS Shares w/o sales charges(6)	–1.45	—	—	8.00
MSCI World Index	–8.71	4.56	9.67	5.89
Lipper Global Large-Cap Growth Funds Index	–5.34	5.60	10.58	5.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Growth Funds classification.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Franchise Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 28, 2001.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on May 29, 2015.

(7)  Commenced offering on September 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
France (6.8%)
L'Oreal SA	194,204	$44,580
Pernod Ricard SA	276,759	45,443
		90,023
Germany (4.2%)
SAP SE	561,557	55,937
Italy (1.1%)
Davide Campari-Milano SpA	1,786,334	15,119
Netherlands (3.5%)
Heineken N.V.	530,697	46,774
United Kingdom (22.4%)
British American Tobacco PLC	1,228,872	39,188
Experian PLC	1,277,594	31,052
Reckitt Benckiser Group PLC	1,458,026	111,344
RELX PLC	1,662,860	34,153
RELX PLC (a)	639,330	13,161
Unilever PLC	1,342,309	70,253
		299,151
United States (59.3%)
Abbott Laboratories	627,617	45,396
Accenture PLC, Class A	400,423	56,464
Altria Group, Inc.	454,103	22,428
Automatic Data Processing, Inc.	334,400	43,846
Baxter International, Inc.	761,801	50,142
Becton Dickinson & Co.	57,015	12,847
Church & Dwight Co., Inc.	211,160	13,886
Clorox Co. (The)	83,445	12,862
Coca-Cola Co. (The)	1,085,309	51,389
Danaher Corp.	421,704	43,486
Factset Research Systems, Inc.	91,057	18,223
Fidelity National Information Services, Inc.	279,073	28,619
Microsoft Corp.	938,667	95,340
Moody's Corp.	106,803	14,957
NIKE, Inc., Class B	352,971	26,169
Philip Morris International, Inc.	762,475	50,903
Twenty-First Century Fox, Inc., Class A	1,105,579	53,200
Twenty-First Century Fox, Inc., Class B	920,657	43,989
Visa, Inc., Class A	486,655	64,209
Zoetis, Inc.	516,397	44,173
		792,528
Total Common Stocks (Cost $1,130,806)		1,299,532
	Shares	Value (000)
Short-Term Investment (4.7%)
Investment Company (4.7%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $63,220)	63,219,602	$63,220
Total Investments (102.0%) (Cost $1,194,026) (b)(c)		1,362,752
Liabilities in Excess of Other Assets (–2.0%)		(26,793)
Net Assets (100.0%)		$1,335,959

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $507,004,000 and 38.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $1,197,767,000. The aggregate gross unrealized appreciation is approximately $228,651,000 and the aggregate gross unrealized depreciation is approximately $63,666,000, resulting in net unrealized appreciation of approximately $164,985,000.

Portfolio Composition

Classification	Percentage of Total Investments
Information Technology Services	14.2%
Other*	12.2
Beverages	11.7
Health Care Equipment & Supplies	11.1
Software	11.1
Household Products	10.1
Personal Products	8.4
Tobacco	8.3
Media	7.1
Professional Services	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Franchise Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,130,806)	$1,299,532
Investment in Security of Affiliated Issuer, at Value (Cost $63,220)	63,220
Total Investments in Securities, at Value (Cost $1,194,026)	1,362,752
Receivable for Fund Shares Sold	15,115
Dividends Receivable	2,422
Tax Reclaim Receivable	551
Receivable from Affiliate	70
Receivable for Investments Sold	5
Other Assets	105
Total Assets	1,381,020
Liabilities:
Payable for Investments Purchased	28,935
Payable for Fund Shares Redeemed	13,178
Payable for Advisory Fees	2,470
Payable for Sub Transfer Agency Fees — Class I	114
Payable for Sub Transfer Agency Fees — Class A	19
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	89
Payable for Shareholder Services Fees — Class A	32
Payable for Distribution and Shareholder Services Fees — Class L	5
Payable for Distribution and Shareholder Services Fees — Class C	46
Payable for Professional Fees	52
Payable for Custodian Fees	16
Payable for Directors' Fees and Expenses	16
Payable for Transfer Agency Fees — Class I	8
Payable for Transfer Agency Fees — Class A	2
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	2
Payable for Transfer Agency Fees — Class IS	1
Bank Overdraft	1
Other Liabilities	72
Total Liabilities	45,061
Net Assets	$1,335,959
Net Assets Consist of:
Paid-in-Capital	$1,168,495
Total Distributable Earnings	167,464
Net Assets	$1,335,959

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Franchise Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$918,409
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,870,672
Net Asset Value, Offering and Redemption Price Per Share	$23.03
CLASS A:
Net Assets	$150,936
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,700,425
Net Asset Value, Redemption Price Per Share	$22.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.25
Maximum Offering Price Per Share	$23.78
CLASS L:
Net Assets	$7,312
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	324,786
Net Asset Value, Offering and Redemption Price Per Share	$22.51
CLASS C:
Net Assets	$55,271
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,497,478
Net Asset Value, Offering and Redemption Price Per Share	$22.13
CLASS IS:
Net Assets	$204,031
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	8,858,339
Net Asset Value, Offering and Redemption Price Per Share	$23.03

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Franchise Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $552 of Foreign Taxes Withheld)	$24,918
Dividends from Security of Affiliated Issuer (Note G)	482
Total Investment Income	25,400
Expenses:
Advisory Fees (Note B)	9,239
Administration Fees (Note C)	970
Shareholder Services Fees — Class A (Note D)	370
Distribution and Shareholder Services Fees — Class L (Note D)	59
Distribution and Shareholder Services Fees — Class C (Note D)	508
Sub Transfer Agency Fees — Class I	501
Sub Transfer Agency Fees — Class A	144
Sub Transfer Agency Fees — Class L	6
Sub Transfer Agency Fees — Class C	38
Professional Fees	117
Registration Fees	110
Shareholder Reporting Fees	53
Custodian Fees (Note F)	42
Transfer Agency Fees — Class I (Note E)	24
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class IS (Note E)	3
Directors' Fees and Expenses	32
Other Expenses	56
Total Expenses	12,283
Rebate from Morgan Stanley Affiliate (Note G)	(55)
Net Expenses	12,228
Net Investment Income	13,172
Realized Gain (Loss):
Investments Sold	53,682
Foreign Currency Translation	(445)
Net Realized Gain	53,237
Change in Unrealized Appreciation (Depreciation):
Investments	(97,004)
Foreign Currency Translation	(24)
Net Change in Unrealized Appreciation (Depreciation)	(97,028)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(43,791)
Net Decrease in Net Assets Resulting from Operations	$(30,619)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Franchise Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$13,172	$10,005
Net Realized Gain	53,237	45,637
Net Change in Unrealized Appreciation (Depreciation)	(97,028)	149,068
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,619)	204,710
Dividends and Distributions to Shareholders:
Class I	(46,526)	(33,922	)*
Class A	(7,892)	(6,429	)*
Class L	(359)	(316	)*
Class C	(2,499)	(1,831	)*
Class IS	(11,432)	(4,030	)*
Total Dividends and Distributions to Shareholders	(68,708)	(46,528)
Capital Share Transactions:(1)
Class I:
Subscribed	408,679	189,194
Distributions Reinvested	45,332	33,421
Redeemed	(223,714)	(196,533)
Class A:
Subscribed	40,032	47,508
Distributions Reinvested	7,833	6,389
Redeemed	(32,392)	(32,934)
Class L:
Exchanged	199	239
Distributions Reinvested	358	316
Redeemed	(728)	(1,440)
Class C:
Subscribed	19,817	17,089
Distributions Reinvested	2,481	1,831
Redeemed	(10,618)	(7,145)
Class IS:
Subscribed	125,041	63,818
Distributions Reinvested	11,432	4,030
Redeemed	(4,502)	(8)
Net Increase in Net Assets Resulting from Capital Share Transactions	389,250	125,775
Total Increase in Net Assets	289,923	283,957
Net Assets:
Beginning of Period	1,046,036	762,079
End of Period	$1,335,959	$1,046,036	†

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Franchise Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	16,522	8,054
Shares Issued on Distributions Reinvested	1,916	1,349
Shares Redeemed	(9,029)	(8,191)
Net Increase in Class I Shares Outstanding	9,409	1,212
Class A:
Shares Subscribed	1,634	2,055
Shares Issued on Distributions Reinvested	338	263
Shares Redeemed	(1,333)	(1,431)
Net Increase in Class A Shares Outstanding	639	887
Class L:
Shares Exchanged	9	11
Shares Issued on Distributions Reinvested	15	13
Shares Redeemed	(30)	(63)
Net Decrease in Class L Shares Outstanding	(6)	(39)
Class C:
Shares Subscribed	830	750
Shares Issued on Distributions Reinvested	109	77
Shares Redeemed	(445)	(315)
Net Increase in Class C Shares Outstanding	494	512
Class IS:
Shares Subscribed	4,898	2,557
Shares Issued on Distributions Reinvested	483	163
Shares Redeemed	(183)	(— @@)
Net Increase in Class IS Shares Outstanding	5,198	2,720

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the

SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Distributions from and/or in Excess of Net Investment Income and Net Realized Gain for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(6,924)
Net Realized Gain	$(26,998)
Class A:
Net Investment Income	$(1,097)
Net Realized Gain	$(5,332)
Class L:
Net Investment Income	$(19)
Net Realized Gain	$(297)
Class C:
Net Investment Income	$(70)
Net Realized Gain	$(1,761)
Class IS:
Net Investment Income	$(890)
Net Realized Gain	$(3,140)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $903.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$24.72		$20.56		$20.33		$20.27		$20.77
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.29		0.27		0.30		0.31		0.41
Net Realized and Unrealized Gain (Loss)	(0.63)		5.05		0.84		1.02		0.57
Total from Investment Operations	(0.34)		5.32		1.14		1.33		0.98
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.24)		(0.28)		(0.35)		(0.37)
Net Realized Gain	(1.08)		(0.92)		(0.63)		(0.92)		(1.11)
Total Distributions	(1.35)		(1.16)		(0.91)		(1.27)		(1.48)
Net Asset Value, End of Period	$23.03		$24.72		$20.56		$20.33		$20.27
Total Return(3)	(1.50)%		25.85%		5.64%		6.50%		4.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$918,409		$753,107		$601,340		$505,321		$515,012
Ratio of Expenses to Average Net Assets(6)	0.94	%(4)	0.98	%(4)	0.97	%(4)	0.98	%(4)	0.97	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	1.14	%(4)	1.17	%(4)	1.40	%(4)	1.46	%(4)	1.94	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	27%		28%		30%		37%		33%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.98%		0.99%		N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.39%		1.45%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$24.21		$20.16		$19.96		$19.92		$20.44
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.21		0.22		0.23		0.24		0.34
Net Realized and Unrealized Gain (Loss)	(0.61)		4.94		0.83		1.02		0.55
Total from Investment Operations	(0.40)		5.16		1.06		1.26		0.89
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.19)		(0.23)		(0.30)		(0.30)
Net Realized Gain	(1.08)		(0.92)		(0.63)		(0.92)		(1.11)
Total Distributions	(1.28)		(1.11)		(0.86)		(1.22)		(1.41)
Net Asset Value, End of Period	$22.53		$24.21		$20.16		$19.96		$19.92
Total Return(3)	(1.77)%		25.58%		5.36%		6.25%		4.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$150,936		$146,722		$104,306		$75,297		$64,515
Ratio of Expenses to Average Net Assets(6)	1.23	%(4)	1.21	%(4)	1.22	%(4)	1.25	%(4)	1.27	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	0.84	%(4)	0.94	%(4)	1.13	%(4)	1.15	%(4)	1.64	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	27%		28%		30%		37%		33%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.23%		1.25%		N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.12%		1.15%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$24.18		$20.13		$19.91		$19.87		$20.39
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.09		0.10		0.13		0.15		0.25
Net Realized and Unrealized Gain (Loss)	(0.62)		4.93		0.82		1.00		0.55
Total from Investment Operations	(0.53)		5.03		0.95		1.15		0.80
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.06)		(0.10)		(0.19)		(0.21)
Net Realized Gain	(1.08)		(0.92)		(0.63)		(0.92)		(1.11)
Total Distributions	(1.14)		(0.98)		(0.73)		(1.11)		(1.32)
Net Asset Value, End of Period	$22.51		$24.18		$20.13		$19.91		$19.87
Total Return(3)	(2.29)%		24.98%		4.82%		5.72%		4.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,312		$7,993		$7,449		$8,898		$9,315
Ratio of Expenses to Average Net Assets(6)	1.73	%(4)	1.70	%(4)	1.71	%(4)	1.72	%(4)	1.72	%(4)
Ratio of Net Investment Income to Average Net Assets(6)	0.36	%(4)	0.44	%(4)	0.65	%(4)	0.72	%(4)	1.19	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	27%		28%		30%		37%		33%
(6) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.72%		1.73%		N/A
Net Investment Income to Average Net Assets	N/A		N/A		0.64%		0.71%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class C
	Year Ended December 31,						Period from September 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$23.82		$19.88		$19.75		$19.79
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.03		0.04		0.06		0.01
Net Realized and Unrealized Gain (Loss)	(0.60)		4.86		0.84		1.02
Total from Investment Operations	(0.57)		4.90		0.90		1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.04)		(0.14)		(0.28)
Net Realized Gain	(1.08)		(0.92)		(0.63)		(0.79)
Total Distributions	(1.12)		(0.96)		(0.77)		(1.07)
Net Asset Value, End of Period	$22.13		$23.82		$19.88		$19.75
Total Return(4)	(2.51)%		24.63%		4.58%		5.11	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$55,271		$47,726		$29,650		$5,765
Ratio of Expenses to Average Net Assets(9)	1.96	%(5)	1.98	%(5)	1.99	%(5)	2.03	%(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	0.12	%(5)	0.16	%(5)	0.29	%(5)	0.11	%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	27%		28%		30%		37%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		2.00%		N/A
Net Investment Income to Average Net Assets	N/A		N/A		0.28%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Franchise Portfolio

	Class IS
	Year Ended December 31,						Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$24.72		$20.55		$20.33		$21.49
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.32		0.29		0.21		0.12
Net Realized and Unrealized Gain (Loss)	(0.65)		5.05		0.93		0.00	(4)
Total from Investment Operations	(0.33)		5.34		1.14		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.25)		(0.29)		(0.36)
Net Realized Gain	(1.08)		(0.92)		(0.63)		(0.92)
Total Distributions	(1.36)		(1.17)		(0.92)		(1.28)
Net Asset Value, End of Period	$23.03		$24.72		$20.55		$20.33
Total Return(5)	(1.45)%		26.00%		5.70%		0.45	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$204,031		$90,488		$19,334		$9
Ratio of Expenses to Average Net Assets(10)	0.88	%(6)	0.91	%(6)	0.92	%(6)	0.94	%(6)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.30	%(6)	1.23	%(6)	0.99	%(6)	0.95	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	27%		28%		30%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.94%		16.54	%(9)
Net Investment Income (Loss) to Average Net Assets	N/A		N/A		0.97%		(14.65	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Franchise Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$51,389	$107,336	$—	$158,725
Capital Markets	33,180	—	—	33,180
Health Care Equipment & Supplies	151,871	—	—	151,871
Household Products	26,748	111,344	—	138,092
Information Technology Services	193,138	—	—	193,138
Media	97,189	—	—	97,189
Personal Products	—	114,833	—	114,833
Pharmaceuticals	44,173	—	—	44,173
Professional Services	—	78,366	—	78,366
Software	95,340	55,937	—	151,277
Textiles, Apparel & Luxury Goods	26,169	—	—	26,169
Tobacco	73,331	39,188	—	112,519
Total Common Stocks	792,528	507,004	—	1,299,532
Short-Term Investment
Investment Company	63,220	—	—	63,220
Total Assets	$855,748	$507,004	$—	$1,362,752

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $640,078,000 and $317,588,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $55,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$25,156	$414,272	$376,208	$482
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$63,220

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,935	$55,773	$11,212	$35,316

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and a nondeductible expense, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(5,354)	$5,354

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$745	$1,772

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 20.1%.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Franchise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Franchise Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Franchise Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 88.2% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $55,773,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $12,935,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.
29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

34

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGFANN
2398695 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Infrastructure Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Infrastructure Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$940.40	$1,020.32	$4.74	$4.94	0.97%
Global Infrastructure Portfolio Class A	1,000.00	939.00	1,019.11	5.91	6.16	1.21
Global Infrastructure Portfolio Class L	1,000.00	936.50	1,016.28	8.64	9.00	1.77
Global Infrastructure Portfolio Class C	1,000.00	934.60	1,014.77	10.09	10.51	2.07
Global Infrastructure Portfolio Class IS	1,000.00	940.70	1,020.47	4.60	4.79	0.94
Global Infrastructure Portfolio Class IR	1,000.00	940.00	1,020.47	4.60	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks to provide both capital appreciation and income.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –8.02%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned –7.87%, and outperformed the Standard & Poor's Global BMI Index ("S&P Global BMI Index"), a proxy for global equities, which returned –9.67%.

Factors Affecting Performance

•  Infrastructure shares decreased 7.87% in the year ending December 31, 2018, as measured by the Index. From a sector perspective, gas distribution utilities, communications and water outperformed the Index, while ports, pipeline companies, toll roads, airports, electricity transmission & distribution, gas midstream and diversified underperformed the Index. European regulated utilities' performance was relatively in line with the Index. Subsector performance exhibited a wide dispersion of returns on the year, and it should be noted that in several sectors, outperformance/underperformance was significant.

•  After lagging global equity markets for the first three quarters of the year, global infrastructure securities demonstrated their relative resilience during the equity market downturn experienced in the fourth quarter of 2018. Therefore, despite posting negative absolute returns for the full year, it is notable that global infrastructure securities managed to outperform the broader global equity markets on the year. Still, infrastructure securities were not wholly immune from general financial market concerns, which included rising U.S. Federal Reserve rates, indications of economic slowdown in the eurozone and China, ongoing geopolitical concerns in the U.K. and Italy, and trade conflict between the U.S. and China.

•  For the full year 2018, the Fund narrowly underperformed the Index. The Fund benefited from bottom-up stock selection, which was offset by top-down considerations. From a bottom-up perspective, the Fund benefited from favorable stock in the toll roads, diversified, communications and gas midstream sectors, partially offset by adverse stock selection in the electricity transmission & distribution and European regulated utilities sectors. From a top-down perspective, the Fund benefited from overweights to renewables and railroads, along with an underweight to electricity transmission & distribution, but this was more than offset by underweights to gas distribution utilities and communications, as well as an overweight to toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and Net Asset Value growth prospects.

•  Our research currently leads us to an overweighting in the Fund to a group of companies in the toll roads, electricity transmission & distribution, diversified and European regulated utilities sectors, and an underweighting to companies in the gas distribution utilities, communications, gas midstream, pipeline companies, water, ports and airports sectors. Finally, we continue to retain an out-of-benchmark position in renewables.

•  In terms of outlook for 2019, we enter the year more constructive on the asset class, given the magnitude of declines in 2018. While we acknowledge there are wide ranges in valuations

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

within individual subsectors and the asset class is not universally cheap, we believe there are many instances where the market has overreacted to recent top-down or company-specific developments. In particular, energy infrastructure and certain areas of transportation are notable given the very healthy fundamental environment. Also, renewable assets in the listed equity space continue to trade at steep discounts relative to where assets trade in the private markets, as evidenced by the robust private-market transaction activity (renewables remained greater than half the private market infrastructure transactions in 2018 according to Prequin). In 2019, we view the prospects for healthy cash flow and dividend growth for the asset class overall as sound.

*  Minimum Investment for Class I shares

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2) and the Lipper Global Infrastructure Funds Index(3)

	Period Ended December 31, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(5)	–8.02%	3.54%	—	8.85%
Fund — Class A Shares w/o sales charges(5)	–8.22	3.27	—	8.57
Fund — Class A Shares with maximum 5.25% sales charges(5)	–13.04	2.16	—	7.87
Fund — Class L Shares w/o sales charges(5)	–8.73	2.68	—	7.98
Fund — Class C Shares w/o sales charges(7)	–9.02	—	—	–1.25
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–9.86	—	—	–1.25
Fund — Class IS Shares w/o sales charges(6)	–7.92	3.56	—	5.16
Fund — Class IR Shares w/o sales charges(8)	—	—	—	–4.54
Dow Jones Brookfield Global Infrastructure IndexSM	–7.87	3.63	—	8.33
S&P Global BMI Index	–9.67	4.72	—	7.87
Lipper Global Infrastructure Funds Index	–7.19	4.42	—	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing developed and emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Infrastructure Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Infrastructure Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Infrastructure Funds classification.The history of this Index began in October 2011. Therefore, there is no "Since Inception" return data available and the Index is not shown on the graph.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on September 20, 2010.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (100.0%)
Australia (7.1%)
APA Group	310,772	$1,861
Atlas Arteria Ltd.	724,855	3,196
Spark Infrastructure Group	1,417,866	2,208
Sydney Airport	1,007,235	4,774
Transurban Group	1,208,855	9,924
		21,963
Brazil (0.3%)
Energisa SA (Units) (a)	103,700	995
Canada (15.2%)
Enbridge, Inc.	607,255	18,865
Hydro One Ltd. (b)	805,036	11,941
Pembina Pipeline Corp. (b)	216,798	6,433
TransCanada Corp. (b)	275,138	9,825
		47,064
China (0.8%)
ENN Energy Holdings Ltd. (c)	271,000	2,389
France (6.6%)
Aeroports de Paris	12,430	2,350
Getlink SE	450,050	6,040
Vinci SA	144,370	11,864
		20,254
Germany (0.2%)
Fraport AG Frankfurt Airport Services Worldwide	9,600	686
Hong Kong (0.3%)
China Everbright International Ltd.	1,164,000	1,036
India (1.1%)
Azure Power Global Ltd. (d)	376,892	3,411
Italy (2.2%)
Atlantia SpA	131,542	2,724
Infrastrutture Wireless Italiane SpA	25,370	173
Italgas SpA	274,808	1,571
Snam SpA	542,730	2,376
		6,844
Mexico (7.4%)
Promotora y Operadora de Infraestructura SAB de CV	2,383,491	22,782
Netherlands (1.4%)
Koninklijke Vopak N.V.	94,270	4,271
New Zealand (0.7%)
Auckland International Airport Ltd.	482,055	2,314
Spain (9.9%)
Aena SME SA	15,180	2,354
Atlantica Yield PLC	1,167,551	22,884
Ferrovial SA	204,451	4,123
Red Electrica Corp., SA	54,130	1,206
		30,567
	Shares	Value (000)
Switzerland (0.3%)
Flughafen Zurich AG (Registered)	5,730	$946
United Kingdom (12.4%)
John Laing Group PLC	2,563,541	10,813
National Grid PLC	1,380,771	13,353
Pennon Group PLC	266,661	2,351
Severn Trent PLC	137,906	3,186
United Utilities Group PLC	906,998	8,493
		38,196
United States (34.1%)
American Tower Corp. REIT	137,900	21,815
American Water Works Co., Inc.	60,970	5,534
Atmos Energy Corp.	64,406	5,972
Cheniere Energy, Inc. (d)	88,830	5,258
Consolidated Edison, Inc.	81,780	6,253
Crown Castle International Corp. REIT	120,452	13,085
Edison International	114,257	6,486
Eversource Energy	97,461	6,339
Kinder Morgan, Inc.	668,690	10,284
NiSource, Inc.	113,678	2,882
PG&E Corp. (d)	183,686	4,363
Sempra Energy (b)	91,506	9,900
Targa Resources Corp.	40,770	1,468
Williams Cos., Inc. (The)	259,833	5,729
		105,368
Total Common Stocks (Cost $293,912)		309,086
Short-Term Investments (2.4%)
Securities held as Collateral on Loaned Securities (2.2%)
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	5,336,746	5,337
	Face Amount (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $403; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $411)	$403	403
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $817; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $833)	817	817
		1,220
Total Securities held as Collateral on Loaned Securities (Cost $6,557)		6,557

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Shares	Value (000)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $708)	707,740	$708
Total Short-Term Investments (Cost $7,265)		7,265
Total Investments (102.4%) (Cost $301,177) Including $23,614 of Securities Loaned (e)(f)		316,351
Liabilities in Excess of Other Assets (–2.4%)		(7,265)
Net Assets (100.0%)		$309,086

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $107,577,000 and 34.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $310,163,000. The aggregate gross unrealized appreciation is approximately $25,448,000 and the aggregate gross unrealized depreciation is approximately $19,261,000, resulting in net unrealized appreciation of approximately $6,187,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	28.8%
Electricity Transmission & Distribution	17.2
Toll Roads	14.4
Communications	11.3
Diversified	8.6
Renewables	8.5
Water	6.6
Other**	4.6
Total Investments	100.0%

*  Percentages indicated are based upon total investments(excluding securities held as Collateral on Loaned Securities) as of December 31, 2018

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $295,132)	$310,306
Investment in Security of Affiliated Issuer, at Value (Cost $6,045)	6,045
Total Investments in Securities, at Value (Cost $301,177)	316,351
Foreign Currency, at Value (Cost $20)	20
Cash from Securities Lending	40
Dividends Receivable	1,291
Receivable for Investments Sold	622
Receivable for Fund Shares Sold	547
Tax Reclaim Receivable	40
Receivable from Affiliate	2
Receivable from Securities Lending Income	2
Other Assets	66
Total Assets	318,981
Liabilities:
Collateral on Securities Loaned, at Value	6,597
Payable for Fund Shares Redeemed	2,456
Payable for Advisory Fees	543
Payable for Professional Fees	58
Payable for Shareholder Services Fees — Class A	47
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	15
Payable for Sub Transfer Agency Fees — Class A	30
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	46
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	21
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Administration Fees	22
Payable for Custodian Fees	16
Other Liabilities	33
Total Liabilities	9,895
Net Assets	$309,086
Net Assets Consist of:
Paid-in-Capital	$302,962
Total Distributable Earnings	6,124
Net Assets	$309,086

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Infrastructure Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$65,311
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	5,271,783
Net Asset Value, Offering and Redemption Price Per Share	$12.39
CLASS A:
Net Assets	$212,919
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	17,226,754
Net Asset Value, Redemption Price Per Share	$12.36
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.68
Maximum Offering Price Per Share	$13.04
CLASS L:
Net Assets	$3,805
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	308,714
Net Asset Value, Offering and Redemption Price Per Share	$12.33
CLASS C:
Net Assets	$2,580
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	212,014
Net Asset Value, Offering and Redemption Price Per Share	$12.17
CLASS IS:
Net Assets	$24,462
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,975,151
Net Asset Value, Offering and Redemption Price Per Share	$12.38
CLASS IR:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	709
Net Asset Value, Offering and Redemption Price Per Share	$12.38
(1) Including: Securities on Loan, at Value:	$23,614

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $713 of Foreign Taxes Withheld)	$10,428
Non-Cash Dividends from Securities of Unaffiliated Issuers	788
Dividends from Security of Affiliated Issuer (Note G)	146
Income from Securities Loaned — Net	71
Total Investment Income	11,433
Expenses:
Advisory Fees (Note B)	3,037
Shareholder Services Fees — Class A (Note D)	622
Distribution and Shareholder Services Fees — Class L (Note D)	36
Distribution and Shareholder Services Fees — Class C (Note D)	34
Administration Fees (Note C)	286
Sub Transfer Agency Fees — Class I	100
Sub Transfer Agency Fees — Class A	152
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	3
Professional Fees	120
Registration Fees	80
Custodian Fees (Note F)	76
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	59
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	1
Shareholder Reporting Fees	52
Directors' Fees and Expenses	13
Pricing Fees	1
Other Expenses	26
Total Expenses	4,714
Waiver of Advisory Fees (Note B)	(334)
Reimbursement of Class Specific Expenses — Class I (Note B)	(81)
Reimbursement of Class Specific Expenses — Class A (Note B)	(160)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(16)
Net Expenses	4,118
Net Investment Income	7,315
Realized Gain (Loss):
Investments Sold	12,445
Foreign Currency Translation	(196)
Net Realized Gain	12,249
Change in Unrealized Appreciation (Depreciation):
Investments	(49,193)
Foreign Currency Translation	(9)
Net Change in Unrealized Appreciation (Depreciation)	(49,202)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(36,953)
Net Decrease in Net Assets Resulting from Operations	$(29,638)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$7,315	$10,408
Net Realized Gain	12,249	21,813
Net Change in Unrealized Appreciation (Depreciation)	(49,202)	12,787
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,638)	45,008
Dividends and Distributions to Shareholders:
Class I	(5,882)	(6,991	)*
Class A	(17,909)	(20,429	)*
Class L	(302)	(381	)*
Class C	(197)	(241	)*
Class IS	(2,024)	(707	)*
Class IR	(1)	—
Total Dividends and Distributions to Shareholders	(26,315)	(28,749)
Capital Share Transactions:(1)
Class I:
Subscribed	19,564	39,687
Distributions Reinvested	5,871	6,963
Redeemed	(42,709)	(12,446)
Class A:
Subscribed	5,187	22,639
Distributions Reinvested	17,545	20,024
Redeemed	(49,956)	(52,854)
Class L:
Exchanged	11	34
Distributions Reinvested	295	370
Redeemed	(1,420)	(555)
Class C:
Subscribed	692	2,738
Distributions Reinvested	197	241
Redeemed	(1,417)	(212)
Class IS:
Subscribed	19,545	5,501
Distributions Reinvested	2,023	707
Redeemed	(3,149)	(2,860)
Class IR:
Subscribed	10 (a)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(27,711)	29,977
Total Increase (Decrease) in Net Assets	(83,664)	46,236
Net Assets:
Beginning of Period	392,750	346,514
End of Period	$309,086	$392,750	†

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Infrastructure Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,382	2,670
Shares Issued on Distributions Reinvested	453	474
Shares Redeemed	(3,068)	(832)
Net Increase (Decrease) in Class I Shares Outstanding	(1,233)	2,312
Class A:
Shares Subscribed	382	1,547
Shares Issued on Distributions Reinvested	1,357	1,368
Shares Redeemed	(3,604)	(3,517)
Net Decrease in Class A Shares Outstanding	(1,865)	(602)
Class L:
Shares Exchanged	1	2
Shares Issued on Distributions Reinvested	23	25
Shares Redeemed	(103)	(37)
Net Decrease in Class L Shares Outstanding	(79)	(10)
Class C:
Shares Subscribed	49	192
Shares Issued on Distributions Reinvested	15	17
Shares Redeemed	(103)	(15)
Net Increase (Decrease) in Class C Shares Outstanding	(39)	194
Class IS:
Shares Subscribed	1,391	368
Shares Issued on Distributions Reinvested	157	48
Shares Redeemed	(223)	(188)
Net Increase in Class IS Shares Outstanding	1,325	228
Class IR:
Shares Subscribed	1 (a)	—

(a)  For the period June 15, 2018 through December 31, 2018.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(2,582)
Net Realized Gain	$(4,409)
Class A:
Net Investment Income	$(6,976)
Net Realized Gain	$(13,453)
Class L:
Net Investment Income	$(110)
Net Realized Gain	$(271)
Class C:
Net Investment Income	$(69)
Net Realized Gain	$(172)
Class IS:
Net Investment Income	$(263)
Net Realized Gain	$(444)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(72).

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.64		$14.02		$12.59		$15.41		$14.26
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.44		0.40		0.40		0.28
Net Realized and Unrealized Gain (Loss)	(1.45)		1.33		1.55		(2.54)		1.87
Total from Investment Operations	(1.14)		1.77		1.95		(2.14)		2.15
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.42)		(0.37)		(0.35)		(0.22)
Net Realized Gain	(0.74)		(0.73)		(0.15)		(0.32)		(0.78)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(1.11)		(1.15)		(0.52)		(0.68)		(1.00)
Net Asset Value, End of Period	$12.39		$14.64		$14.02		$12.59		$15.41
Total Return(3)	(8.02)%		12.70%		15.55%		(13.90)%		15.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$65,311		$95,219		$58,794		$47,878		$40,477
Ratio of Expenses to Average Net Assets(8)	0.97	%(4)	0.91	%(4)(5)	0.85	%(4)	0.88	%(4)(6)	1.08	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	2.21	%(4)	2.93	%(4)	2.85	%(4)	2.70	%(4)	1.82	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	43%		45%		48%		48%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.16%		1.08%		1.04%		1.10%		1.42%
Net Investment Income to Average Net Assets	2.02%		2.76%		2.66%		2.48%		1.48%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.97% for Class I shares. Prior to July 1, 2017, the maximum ratio was 0.87% for Class I shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.87% for Class I shares. Prior to March 30, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.60		$13.99		$12.56		$15.38		$14.25
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.39		0.36		0.39		0.24
Net Realized and Unrealized Gain (Loss)	(1.45)		1.33		1.55		(2.56)		1.86
Total from Investment Operations	(1.17)		1.72		1.91		(2.17)		2.10
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.38)		(0.33)		(0.32)		(0.19)
Net Realized Gain	(0.74)		(0.73)		(0.15)		(0.32)		(0.78)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(1.07)		(1.11)		(0.48)		(0.65)		(0.97)
Net Asset Value, End of Period	$12.36		$14.60		$13.99		$12.56		$15.38
Total Return(3)	(8.22)%		12.37%		15.29%		(14.08)%		14.94%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$212,919		$278,780		$275,481		$263,702		$20,815
Ratio of Expenses to Average Net Assets(8)	1.21	%(4)	1.15	%(4)(5)	1.10	%(4)	1.12	%(4)(6)	1.42	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	2.00	%(4)	2.63	%(4)	2.60	%(4)	2.67	%(4)	1.53	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	43%		45%		48%		48%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37%		1.38%		1.37%		1.35%		1.76%
Net Investment Income to Average Net Assets	1.84%		2.40%		2.33%		2.44%		1.19%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.21% for Class A shares. Prior to July 1, 2017, the maximum ratio was 1.11% for Class A shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.11% for Class A shares. Prior to March 30, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.55		$13.94		$12.52		$15.34		$14.22
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20		0.31		0.28		0.30		0.14
Net Realized and Unrealized Gain (Loss)	(1.44)		1.33		1.54		(2.55)		1.87
Total from Investment Operations	(1.24)		1.64		1.82		(2.25)		2.01
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.30)		(0.25)		(0.24)		(0.11)
Net Realized Gain	(0.74)		(0.73)		(0.15)		(0.32)		(0.78)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(0.98)		(1.03)		(0.40)		(0.57)		(0.89)
Net Asset Value, End of Period	$12.33		$14.55		$13.94		$12.52		$15.34
Total Return(3)	(8.73)%		11.80%		14.57%		(14.64)%		14.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,805		$5,634		$5,534		$5,529		$1,115
Ratio of Expenses to Average Net Assets(8)	1.78	%(4)	1.72	%(4)(5)	1.67	%(4)	1.69	%(4)(6)	2.00	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	1.41	%(4)	2.06	%(4)	2.03	%(4)	2.06	%(4)	0.91	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	43%		45%		48%		48%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.87%		1.95%		1.95%		1.95%		2.41%
Net Investment Income to Average Net Assets	1.32%		1.83%		1.75%		1.80%		0.50%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.78% for Class L shares. Prior to July 1, 2017, the maximum ratio was 1.68% for Class L shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.68% for Class L shares. Prior to March 30, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.36		$13.81		$12.47		$15.87
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16		0.29		0.26		0.17
Net Realized and Unrealized Gain (Loss)	(1.42)		1.28		1.52		(2.97)
Total from Investment Operations	(1.26)		1.57		1.78		(2.80)
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.29)		(0.29)		(0.27)
Net Realized Gain	(0.74)		(0.73)		(0.15)		(0.32)
Paid-in-Capital	—		—		—		(0.01)
Total Distributions	(0.93)		(1.02)		(0.44)		(0.60)
Net Asset Value, End of Period	$12.17		$14.36		$13.81		$12.47
Total Return(4)	(9.02)%		11.42%		14.35%		(17.62	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,580		$3,601		$784		$516
Ratio of Expenses to Average Net Assets(10)	2.07	%(5)	2.02	%(5)(6)	1.96	%(5)	1.97	%(5)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.14	%(5)	1.96	%(5)	1.90	%(5)	1.81	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.00	%(7)(9)
Portfolio Turnover Rate	43%		45%		48%		48%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.20%		2.23%		2.69%		2.34	%(9)
Net Investment Income to Average Net Assets	1.01%		1.75%		1.17%		1.44	%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.07% for Class C shares. Prior to July 1, 2017, the maximum ratio was 1.97% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.63		$14.02		$12.58		$15.41		$14.26
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.45		0.43		0.53		0.28
Net Realized and Unrealized Gain (Loss)	(1.46)		1.32		1.53		(2.68)		1.87
Total from Investment Operations	(1.14)		1.77		1.96		(2.15)		2.15
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.43)		(0.37)		(0.35)		(0.22)
Net Realized Gain	(0.74)		(0.73)		(0.15)		(0.32)		(0.78)
Paid-in-Capital	—		—		—		(0.01)		—
Total Distributions	(1.11)		(1.16)		(0.52)		(0.68)		(1.00)
Net Asset Value, End of Period	$12.38		$14.63		$14.02		$12.58		$15.41
Total Return(3)	(7.92)%		12.65%		15.66%		(13.96)%		15.38%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,462		$9,516		$5,921		$2,167		$11
Ratio of Expenses to Average Net Assets(8)	0.94	%(4)	0.89	%(4)(5)	0.83	%(4)	0.84	%(4)(6)	1.08	%(4)
Ratio of Net Investment Income to Average Net Assets(8)	2.26	%(4)	2.95	%(4)	3.02	%(4)	3.91	%(4)	1.79	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.01%		0.01%		0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	43%		45%		48%		48%		40%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05%		1.06%		1.08%		1.41%		18.56%
Net Investment Income (Loss) to Average Net Assets	2.15%		2.78%		2.77%		3.33%		(15.69)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2017, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2017, the maximum ratio was 0.84% for Class IS shares.

(6)  Effective March 30, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.84% for Class IS shares. Prior to March 30, 2015, the maximum ratio was 1.08% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Infrastructure Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$14.10
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.20
Net Realized and Unrealized Loss	(0.81)
Total from Investment Operations	(0.61)
Distributions from and/or in Excess of:
Net Investment Income	(0.37)
Net Realized Gain	(0.74)
Total Distributions	(1.11)
Net Asset Value, End of Period	$12.38
Total Return(3)	(4.54	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(8)	0.94	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	2.67	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)(7)
Portfolio Turnover Rate	43%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.47	%(7)
Net Investment Loss to Average Net Assets	(14.86	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Infrastructure Portfolio. The Fund seeks to provide both capital appreciation and income.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$—	$13,424	$—	$13,424
Communications	34,900	173	—	35,073
Diversified	—	26,800	—	26,800
Electricity Transmission & Distribution	35,382	17,762	—	53,144
Oil & Gas Storage & Transportation	76,616	12,468	—	89,084
Renewables	26,295	—	—	26,295
Toll Roads	22,782	21,884	—	44,666
Water	5,534	15,066	—	20,600
Total Common Stocks	201,509	107,577	—	309,086
Short-Term Investments
Investment Company	6,045	—	—	6,045
Repurchase Agreements	—	1,220	—	1,220
Total Short-Term Investments	6,045	1,220	—	7,265
Total Assets	$207,554	$108,797	$—	$316,351

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$23,614	(a)	$—	$(23,614	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $6,597,000, of which approximately $6,557,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $40,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $17,809,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$6,597	$—	$—	$—	$6,597
Total Borrowings	$6,597	$—	$—	$—	$6,597
Gross amount of recognized liabilities for securities lending transactions					$6,597

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.97% for Class I shares, 1.21% for Class A shares, 1.78% for Class L shares, 2.07% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $334,000 of advisory fees were waived and approximately $246,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $150,636,000 and $189,073,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$21,085	$119,617	$134,657	$146
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$6,045

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$7,366	$18,949	$11,453	$17,296

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(1,636)	$1,636

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 48.1%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Infrastructure Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Infrastructure Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 25.7% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $18,949,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $8,814,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $355,000 and has derived net income from sources within foreign countries amounting to approximately $10,400,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISGIANN
2404094 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Opportunity Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Opportunity Portfolio Class I	$1,000.00	$838.20	$1,020.37	$4.45	$4.89	0.96%
Global Opportunity Portfolio Class A	1,000.00	837.00	1,018.70	5.97	6.56	1.29
Global Opportunity Portfolio Class L	1,000.00	836.90	1,018.45	6.20	6.82	1.34
Global Opportunity Portfolio Class C	1,000.00	834.10	1,015.27	9.11	10.01	1.97
Global Opportunity Portfolio Class IS	1,000.00	837.40	1,020.57	4.26	4.69	0.92
Global Opportunity Portfolio Class IR	1,000.00	838.90	1,020.77	4.08	4.48	0.88

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018
Investment Overview (unaudited)

Global Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.66%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World Net Index (the "Index"), which returned –9.41%.

Factors Affecting Performance

•  Global growth concerns weighed heavily on global equities in the 12-month period. Economic indicators were signaling slowdowns across China, Europe and the U.K., and Japan while at the same time financial conditions were tightening and geopolitical risks increased, particularly regarding trade protectionism. The U.S. economy was an outlier, as growth accelerated on tailwinds from tax cuts and deregulation. But by the end of the year, U.S. companies downgraded their earnings forecasts as the benefits of fiscal stimulus were expected to recede and business sentiment deteriorated due to the U.S.-China trade relations. With global growth fading and the outcome of trade disputes, Brexit and other issues still largely unpredictable, investors grew anxious about the duration of the Federal Reserve's monetary tightening and the European Central Bank's decision to begin withdrawing its stimulus. Pricing these risks was challenging, which led to increased equity volatility through the year.

•  Global equity markets declined 9.41% for the 12-month period ended December 31, 2018, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The Fund's outperformance was primarily driven by our stock selection in consumer discretionary and information technology, along with an underweight in financials.

•  Detracting from relative performance was our stock selection in communication services and underweights in health care and utilities. The Fund had no utilities holding at the end of the reporting period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund; accordingly, we have had very limited turnover in the Fund to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period ended December 31, 2018, consumer discretionary represented the largest sector weight in the Fund, followed by information technology, communication services and consumer staples. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology, consumer staples and communication services and underweight positions in financials, health care, energy, industrials, real estate, utilities and materials. The Fund had no energy, real estate and utilities holding at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World Net Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–5.66%	12.98%	19.99%	11.40%
Fund — Class A Shares w/o sales charges(4)	–5.96	12.58	—	15.75
Fund — Class A Shares with maximum 5.25% sales charges(4)	–10.88	11.37	—	15.03
Fund — Class L Shares w/o sales charges(4)	–6.04	12.49	19.52	10.99
Fund — Class C Shares w/o sales charges(6)	–6.61	—	—	10.66
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–7.53	—	—	10.66
Fund — Class IS Shares w/o sales charges(5)	–5.78	12.99	—	15.84
Fund — Class IR Shares w/o sales charges(7)	—	—	—	–18.63
MSCI All Country World Net Index	–9.41	4.26	9.46	3.69
Lipper Global Multi-Cap Growth Funds Index	–9.15	4.48	10.45	4.42

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Multi-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Opportunity Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  On May 21, 2010 Class C and Class I shares of Van Kampen Global Growth Fund (the "Predecessor Fund") were reorganized into Class L and Class I shares of Morgan Stanley Global Growth Portfolio (the "Fund"), respectively. Class L and Class I shares' returns of the Fund will differ from the Predecessor Fund as they have different expenses. Performance shown for the Fund's Class I and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class C and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares, which were renamed Class A shares effective September 9, 2013, commenced operations on May 21, 2010. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (96.2%)
Argentina (0.9%)
Globant SA (a)	382,833	$21,561
Belgium (0.5%)
Anheuser-Busch InBev SA N.V.	180,527	11,948
China (10.5%)
China Resources Beer Holdings Co., Ltd. (b)	6,689,333	23,179
Ctrip.com International Ltd. ADR (a)	842,612	22,801
Foshan Haitian Flavouring & Food Co., Ltd., Class A	4,004,376	40,081
Haidilao International Holding Ltd. (a)	4,358,000	9,225
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	1,878,960	25,895
TAL Education Group ADR (a)	4,802,972	128,143
		249,324
Denmark (4.4%)
DSV A/S	1,578,525	104,087
France (3.5%)
Hermes International	149,345	82,595
Hong Kong (1.0%)
Haidilao International Holding Ltd. (a)(c)	3,757,000	8,242
Meituan Dianping, Class B (a)	2,992,000	16,829
		25,071
India (5.2%)
HDFC Bank Ltd.	4,043,904	123,040
Italy (3.6%)
Moncler SpA	2,581,824	86,274
Japan (4.7%)
Calbee, Inc.	1,521,800	47,558
Keyence Corp.	94,700	47,727
Nihon M&A Center, Inc.	792,600	15,780
		111,065
Korea, Republic of (0.9%)
NAVER Corp.	209,064	22,779
Switzerland (1.1%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	351	26,160
United Kingdom (4.4%)
Fevertree Drinks PLC	1,384,896	38,548
Reckitt Benckiser Group PLC	852,488	65,101
		103,649
United States (55.5%)
Adobe, Inc. (a)	434,892	98,390
Agilon Health Topco, Inc. (acquisition cost — $11,376; acquired 11/7/18) (a)(d)(e)(f)	30,083	11,394
Alphabet, Inc., Class C (a)	107,879	111,721
Amazon.com, Inc. (a)	119,298	179,182
AO Smith Corp.	38,541	1,646
Booking Holdings, Inc. (a)	66,421	114,405
EPAM Systems, Inc. (a)	658,988	76,449
Facebook, Inc., Class A (a)	976,435	128,001
GrubHub, Inc. (a)	335,478	25,768
Martin Marietta Materials, Inc.	315,880	54,290
	Shares	Value (000)
Mastercard, Inc., Class A	889,233	$167,754
salesforce.com, Inc. (a)	450,479	61,702
ServiceNow, Inc. (a)	214,814	38,248
Stamps.com, Inc. (a)	155,835	24,254
Starbucks Corp.	563,709	36,303
Visa, Inc., Class A	878,396	115,896
Vulcan Materials Co.	517,626	51,141
Zillow Group, Inc., Class A (a)	590,384	18,556
Zillow Group, Inc., Class C (a)	177,787	5,614
		1,320,714
Total Common Stocks (Cost $1,977,751)		2,288,267
Preferred Stocks (0.7%)
United States (0.7%)
Airbnb, Inc. Series D (a)(d)(e)(f) (acquisition cost — $1,594; acquired 4/16/14)	39,153	4,728
Magic Leap Series C (a)(d)(e)(f) (acquisition cost — $3,175; acquired 12/22/15)	137,829	3,721
Uber Technologies Series G (a)(d)(e)(f) (acquisition cost — $8,232; acquired 12/3/15)	168,793	7,786
Total Preferred Stocks (Cost $13,001)		16,235
Short-Term Investment (5.1%)
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $122,351)	122,351,183	122,351
Total Investments Excluding Purchased Options (102.0%) (Cost $2,113,103)		2,426,853
Total Purchased Options Outstanding (0.1%) (Cost $7,519)		1,518
Total Investments (102.1%) (Cost $2,120,622) (g)(h)		2,428,371
Liabilities in Excess of Other Assets (–2.1%)		(50,672)
Net Assets (100.0%)		$2,377,699

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security has been deemed illiquid at December 31, 2018.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018 amounts to approximately $27,629,000 and represents 1.2% of net assets.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

(f)  At December 31, 2018, the Fund held fair valued securities valued at approximately $27,629,000, representing 1.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(g)  The approximate fair value and percentage of net assets, $662,782,000 and 27.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(h)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $2,125,853,000. The aggregate gross unrealized appreciation is approximately $419,248,000 and the aggregate gross unrealized depreciation is approximately $116,700,000, resulting in net unrealized appreciation of approximately $302,548,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	459,248,289	459,248	$47	$1,993	$(1,946)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	583,418,790	583,419	632	2,843	(2,211)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	456,373,516	456,374	839	2,683	(1,844)
							$1,518	$7,519	$(6,001)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	25.6%
Internet & Direct Marketing Retail	16.3
Information Technology Services	14.8
Interactive Media & Services	11.8
Software	9.1
Textiles, Apparel & Luxury Goods	7.0
Diversified Consumer Services	5.3
Banks	5.1
Short-Term Investments	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $1,998,271)	$2,306,020
Investment in Security of Affiliated Issuer, at Value (Cost $122,351)	122,351
Total Investments in Securities, at Value (Cost $2,120,622)	2,428,371
Foreign Currency, at Value (Cost $3)	3
Receivable for Investments Sold	38,183
Receivable for Fund Shares Sold	13,688
Receivable from Affiliate	313
Tax Reclaim Receivable	258
Other Assets	214
Total Assets	2,481,030
Liabilities:
Payable for Investments Purchased	81,204
Payable for Fund Shares Redeemed	14,123
Payable for Advisory Fees	4,767
Due to Broker	1,679
Deferred Capital Gain Country Tax	377
Payable for Shareholder Services Fees — Class A	175
Payable for Distribution and Shareholder Services Fees — Class L	9
Payable for Distribution and Shareholder Services Fees — Class C	142
Payable for Sub Transfer Agency Fees — Class I	127
Payable for Sub Transfer Agency Fees — Class A	130
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	18
Payable for Administration Fees	169
Payable for Transfer Agency Fees — Class I	8
Payable for Transfer Agency Fees — Class A	118
Payable for Transfer Agency Fees — Class L	19
Payable for Transfer Agency Fees — Class C	5
Payable for Transfer Agency Fees — Class IS	1
Payable for Transfer Agency Fees — Class IR	4
Payable for Professional Fees	70
Payable for Custodian Fees	62
Bank Overdraft	1
Other Liabilities	121
Total Liabilities	103,331
Net Assets	$2,377,699
Net Assets Consist of:
Paid-in-Capital	$2,103,516
Total Distributable Earnings	274,183
Net Assets	$2,377,699

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$1,337,133
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	62,181,981
Net Asset Value, Offering and Redemption Price Per Share	$21.50
CLASS A:
Net Assets	$790,571
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	37,991,223
Net Asset Value, Redemption Price Per Share	$20.81
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.15
Maximum Offering Price Per Share	$21.96
CLASS L:
Net Assets	$33,913
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,651,042
Net Asset Value, Offering and Redemption Price Per Share	$20.54
CLASS C:
Net Assets	$159,642
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	7,954,062
Net Asset Value, Offering and Redemption Price Per Share	$20.07
CLASS IS:
Net Assets	$2,156
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	100,104
Net Asset Value, Offering and Redemption Price Per Share	$21.53
CLASS IR:
Net Assets	$54,284
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,517,723
Net Asset Value, Offering and Redemption Price Per Share	$21.56

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $784 of Foreign Taxes Withheld)	$11,237
Non-Cash Dividends from Securities of Unaffiliated Issuers	2,678
Dividends from Security of Affiliated Issuer (Note G)	2,586
Total Investment Income	16,501
Expenses:
Advisory Fees (Note B)	18,940
Shareholder Services Fees — Class A (Note D)	2,413
Distribution and Shareholder Services Fees — Class L (Note D)	305
Distribution and Shareholder Services Fees — Class C (Note D)	1,622
Sub Transfer Agency Fees — Class I	1,084
Sub Transfer Agency Fees — Class A	1,130
Sub Transfer Agency Fees — Class L	17
Sub Transfer Agency Fees — Class C	129
Administration Fees (Note C)	2,036
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	322
Transfer Agency Fees — Class L (Note E)	48
Transfer Agency Fees — Class C (Note E)	15
Transfer Agency Fees — Class IS (Note E)	3
Transfer Agency Fees — Class IR (Note E)	4
Custodian Fees (Note F)	321
Registration Fees	286
Shareholder Reporting Fees	239
Professional Fees	146
Directors' Fees and Expenses	63
Pricing Fees	1
Other Expenses	71
Total Expenses	29,218
Rebate from Morgan Stanley Affiliate (Note G)	(297)
Distribution Fees — Class L Shares Waived (Note D)	(183)
Net Expenses	28,738
Net Investment Loss	(12,237)
Realized Loss:
Investments Sold	(26,323)
Foreign Currency Translation	(633)
Net Realized Loss	(26,956)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $333)	(199,503)
Foreign Currency Translation	27
Net Change in Unrealized Appreciation (Depreciation)	(199,476)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(226,432)
Net Decrease in Net Assets Resulting from Operations	$(238,669)

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(12,237)	$(6,135)
Net Realized Gain (Loss)	(26,956)	35,434
Net Change in Unrealized Appreciation (Depreciation)	(199,476)	391,699
Net Increase (Decrease) in Net Assets Resulting from Operations	(238,669)	420,998
Dividends and Distributions to Shareholders:
Class I	(9,846)	(3,395)*
Class A	(7,319)	(3,023)*
Class L	(294)	(161)*
Class C	(1,269)	(415)*
Class IS	(438)	(6)*
Class IR	(— @)	—
Total Dividends and Distributions to Shareholders	(19,166)	(7,000)
Capital Share Transactions:(1)
Class I:
Subscribed	1,221,941	586,150
Distributions Reinvested	9,644	3,383
Redeemed	(639,457)	(134,747)
Class A:
Subscribed	467,352	403,560
Distributions Reinvested	7,236	2,983
Redeemed	(393,036)	(156,944)
Class L:
Exchanged	247	7
Distributions Reinvested	275	150
Redeemed	(4,377)	(4,146)
Class C:
Subscribed	107,428	59,352
Distributions Reinvested	1,268	415
Redeemed	(33,797)	(10,104)
Class IS:
Subscribed	65,885	1,433
Distributions Reinvested	438	6
Redeemed	(66,763)	(26)
Class IR:
Subscribed	66,544 (a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	810,828	751,472
Total Increase in Net Assets	552,993	1,165,470
Net Assets:
Beginning of Period	1,824,706	659,236
End of Period	$2,377,699	$1,824,706 †

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	49,756	29,176
Shares Issued on Distributions Reinvested	373	148
Shares Redeemed	(27,089)	(6,742)
Net Increase in Class I Shares Outstanding	23,040	22,582
Class A:
Shares Subscribed	19,389	20,282
Shares Issued on Distributions Reinvested	289	135
Shares Redeemed	(16,730)	(8,024)
Net Increase in Class A Shares Outstanding	2,948	12,393
Class L:
Shares Exchanged	10	— @@
Shares Issued on Distributions Reinvested	11	7
Shares Redeemed	(187)	(220)
Net Decrease in Class L Shares Outstanding	(166)	(213)
Class C:
Shares Subscribed	4,605	3,047
Shares Issued on Distributions Reinvested	52	19
Shares Redeemed	(1,526)	(545)
Net Increase in Class C Shares Outstanding	3,131	2,521
Class IS:
Shares Subscribed	2,537	71
Shares Issued on Distributions Reinvested	17	— @@
Shares Redeemed	(2,526)	(1)
Net Increase in Class IS Shares Outstanding	28	70
Class IR:
Shares Subscribed	2,518 (a)	—

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(3,395)
Class A:
Net Realized Gain	$(3,023)
Class L:
Net Realized Gain	$(161)
Class C:
Net Realized Gain	$(415)
Class IS:
Net Realized Gain	$(6)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(38).

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.94		$15.41		$16.36		$13.98		$13.65
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.06)		(0.05)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.20)		7.68		0.18		2.64		1.26
Total from Investment Operations	(1.27)		7.62		0.13		2.59		1.20
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.09)		(1.08)		(0.21)		(0.87)
Net Asset Value, End of Period	$21.50		$22.94		$15.41		$16.36		$13.98
Total Return(3)	(5.66)%		49.44%		1.05%		18.50%		9.04%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,337,133		$898,008		$255,187		$238,920		$11,037
Ratio of Expenses to Average Net Assets(7)	0.94	%(4)(6)	0.79	%(4)	0.80	%(4)	0.98	%(4)(5)	1.17	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.30	)%(4)	(0.31	)%(4)	(0.34	)%(4)	(0.33	)%(4)	(0.42	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	28%		30%		37%		115%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.99%		1.07%		1.20%		2.47%
Net Investment Loss to Average Net Assets	N/A		(0.51)%		(0.61)%		(0.55)%		(1.72)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.81% for Class I shares. Prior to December 7, 2015, the maximum ratio was 1.10% for Class I shares. Prior to January 23, 2015, the maximum ratio was 1.25% for Class I shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to January 1, 2018, the maximum ratio was 0.81% for Class I shares.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.28		$15.01		$16.03		$13.75		$13.48
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.14)		(0.12)		(0.11)		(0.10)		(0.11)
Net Realized and Unrealized Gain (Loss)	(1.16)		7.48		0.17		2.59		1.25
Total from Investment Operations	(1.30)		7.36		0.06		2.49		1.14
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.09)		(1.08)		(0.21)		(0.87)
Net Asset Value, End of Period	$20.81		$22.28		$15.01		$16.03		$13.75
Total Return(3)	(5.96)%		49.03%		0.62%		18.16%		8.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$790,571		$780,705		$340,092		$347,683		$12,952
Ratio of Expenses to Average Net Assets(7)	1.26	%(4)(6)	1.12	%(4)	1.17	%(4)	1.25	%(4)(5)	1.56	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.59	)%(4)	(0.63	)%(4)	(0.70	)%(4)	(0.64	)%(4)	(0.82	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	28%		30%		37%		115%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.32%		1.41%		1.50%		2.86%
Net Investment Loss to Average Net Assets	N/A		(0.83)%		(0.94)%		(0.89)%		(2.12)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.23% for Class A shares. Prior to December 7, 2015, the maximum ratio was 1.45% for Class A share. Prior to January 23, 2015, the maximum ratio was 1.60% for class A shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to January 1, 2018, the maximum ratio was 1.23% for Class A shares.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.01		$14.84		$15.87		$13.62		$13.38
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.15)		(0.13)		(0.12)		(0.11)		(0.12)
Net Realized and Unrealized Gain (Loss)	(1.15)		7.39		0.17		2.57		1.23
Total from Investment Operations	(1.30)		7.26		0.05		2.46		1.11
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.09)		(1.08)		(0.21)		(0.87)
Net Asset Value, End of Period	$20.54		$22.01		$14.84		$15.87		$13.62
Total Return(3)	(6.04)%		48.91%		0.56%		18.03%		8.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$33,913		$39,979		$30,133		$34,628		$1,091
Ratio of Expenses to Average Net Assets(7)	1.32	%(4)(6)	1.20	%(4)	1.25	%(4)	1.30	%(4)(5)	1.64	%(4)
Ratio of Net Investment Loss to Average Net Assets(7)	(0.65	)%(4)	(0.67	)%(4)	(0.79	)%(4)	(0.70	)%(4)	(0.87	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	28%		30%		37%		115%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.86%		1.93%		2.03%		3.52%
Net Investment Loss to Average Net Assets	(1.11)%		(1.33)%		(1.47)%		(1.43)%		(2.75)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective January 23, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.50% for Class L shares. Prior to January 23, 2015, the maximum ratio was 1.65% for Class L shares.

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.40% for Class L shares. Prior to January 1, 2018, the maximum ratio was 1.50% for Class L shares.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$21.64		$14.69		$15.80		$15.25
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.30)		(0.26)		(0.21)		(0.15)
Net Realized and Unrealized Gain	(1.10)		7.30		0.18		0.91
Total from Investment Operations	(1.40)		7.04		(0.03)		0.76
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.09)		(1.08)		(0.21)
Net Asset Value, End of Period	$20.07		$21.64		$14.69		$15.80
Total Return(4)	(6.61)%		47.92%		0.05%		4.95	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$159,642		$104,364		$33,801		$20,475
Ratio of Expenses to Average Net Assets(9)	1.95	%(5)(6)	1.81	%(5)	1.84	%(5)	2.03	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.30	)%(5)	(1.33	)%(5)	(1.38	)%(5)	(1.40	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01	%(8)
Portfolio Turnover Rate	28%		30%		37%		115%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		2.01%		2.08%		2.22	%(8)
Net Investment Loss to Average Net Assets	N/A		(1.53)%		(1.62)%		(1.59	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to January 1, 2018, the maximum ratio was 2.20% for Class C shares.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$23.00		$15.44		$16.38		$13.99		$13.65
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)	(0.05)		(0.06)		(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	(1.30)		7.70		0.20		2.65		1.27
Total from Investment Operations	(1.30)		7.65		0.14		2.60		1.21
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)		(0.09)		(1.08)		(0.21)		(0.87)
Net Asset Value, End of Period	$21.53		$23.00		$15.44		$16.38		$13.99
Total Return(4)	(5.78)%		49.54%		1.11%		18.64%		8.96%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,156		$1,650		$23		$804		$11
Ratio of Expenses to Average Net Assets(8)	0.88	%(5)(7)	0.71	%(5)	0.71	%(5)	0.77	%(5)(6)	1.17	%(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.02	)%(5)	(0.23	)%(5)	(0.41	)%(5)	(0.28	)%(5)	(0.42	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	28%		30%		37%		115%		29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.24%		3.82%		3.56%		19.50%
Net Investment Loss to Average Net Assets	N/A		(0.76)%		(3.52)%		(3.07)%		(18.75)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective December 7, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.72% for Class IS shares. Prior to December 7, 2015, the maximum ratio was 1.03% for Class IS shares. Prior to January 23, 2015, the maximum ratio was 1.18% for Class IS shares.

(7)  Effective January 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to January 1, 2018, the maximum ratio was 0.72% for Class IS shares.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Opportunity Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$26.67
Loss from Investment Operations:
Net Investment Loss(2)	(0.06)
Net Realized and Unrealized Loss	(4.88)
Total from Investment Operations	(4.94)
Distributions from and/or in Excess of:
Net Realized Gain	(0.17)
Net Asset Value, End of Period	$21.56
Total Return(3)	(18.63	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period, (Thousands)	$54,284
Ratio of Expenses to Average Net Assets	0.88	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets	(0.46	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	28%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS, and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$123,040	$—	$123,040
Beverages	—	99,570	—	99,570
Building Products	1,646	—	—	1,646
Construction Materials	105,431	—	—	105,431
Diversified Consumer Services	128,143	—	—	128,143
Electronic Equipment, Instruments & Components	—	47,727	—	47,727
Food Products	—	113,799	—	113,799
Health Care Technology	—	—	11,394	11,394
Hotels, Restaurants & Leisure	36,303	17,467	—	53,770
Household Products	—	65,101	—	65,101
Information Technology Services	360,099	—	—	360,099
Interactive Media & Services	263,892	22,779	—	286,671
Internet & Direct Marketing Retail	366,410	16,829	—	383,239
Professional Services	—	15,780	—	15,780
Road & Rail	—	104,087	—	104,087
Software	219,901	—	—	219,901
Textiles, Apparel & Luxury Goods	—	168,869	—	168,869
Total Common Stocks	1,481,825	795,048	11,394	2,288,267
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Electronic Equipment, Instruments & Components	$—	$—	$3,721	$3,721
Internet & Direct Marketing Retail	—	—	12,514	12,514
Total Preferred Stocks	—	—	16,235	16,235
Call Options Purchased	—	1,518	—	1,518
Short-Term Investment
Investment Company	122,351	—	—	122,351
Total Assets	$1,604,176	$796,566	$27,629	$2,428,371

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$13,798
Purchases	11,376	—
Sales	—	—
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	—
Change in unrealized appreciation (depreciation)	18	2,437
Realized gains (losses)	—	—
Ending Balance	$11,394	$16,235
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$18	$2,437

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average		Impact to Valuation from an Increase in Input††
Common Stock	$11,394	Market Transaction Method	Precedent Transaction	$378.16		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%		Decrease
			Perpetual Growth Rate	3.50%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	Increase
			Discount for Lack of Marketability	15.00%		Decrease
Preferred Stocks	$16,235	Market Transaction Method	Precedent Transaction	$27.00–$48.77/$41.73		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–27.0%/17.52%		Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.1x–10.5x/5.43x		Increase
			Discount for Lack of Marketability	9.0%–20.0%/13.27%		Decrease

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$1,518	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(2,988	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(3,483	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$1,518	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$1,518	(a)	$—	$(1,518)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	1,341,750,000

5.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

6.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.80%	0.75%	0.70%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.40% for Class L shares, 2.10% for Class C shares, 0.95% for Class IS shares and 0.95% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year from the date of the Fund's prospectus, the 12b-1 fees on Class L shares of the Fund to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis. For the year ended December 31, 2018, this waiver amounted to approximately $183,000.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund 's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $1,537,063,000 and $666,791,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $297,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$174,925	$1,020,313	$1,072,887	$2,586
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$122,351

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$12,718	$6,448	$7,000	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in Capital (000)
$7,549	$(7,549)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $23,405,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year.

For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4,524	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 29.4%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 5.12% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $6,448,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $78,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGOANN
2403631 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Real Estate Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class I	$1,000.00	$917.50	$1,020.11	$4.88	$5.14	1.01%
Global Real Estate Portfolio Class A	1,000.00	917.20	1,018.35	6.57	6.92	1.36
Global Real Estate Portfolio Class L	1,000.00	914.30	1,015.83	8.97	9.45	1.86
Global Real Estate Portfolio Class C	1,000.00	913.20	1,014.57	10.18	10.71	2.11
Global Real Estate Portfolio Class IS	1,000.00	918.40	1,020.52	4.50	4.74	0.93
Global Real Estate Portfolio Class IR	1,000.00	918.50	1,020.47	4.55	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –7.92%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned –5.05%, and outperformed the MSCI World Net Index, which returned –8.71%.

Factors Affecting Performance

•  The broader equity market declined for the 12-month period and appears to be pricing in an economic slowdown scenario. In the fourth quarter, a host of macro concerns appeared to result in a broad-based sell-off, which also negatively impacted listed real estate share prices. Within real estate, market segments viewed as more defensive generally outperformed.

•  The global real estate securities market declined 5.0% during the 12-month period ending December 31, 2018, as measured by the Index.

•  Property stocks in Asia, measured by the FTSE EPRA Nareit Developed Asia Index, declined 1.5%. In Hong Kong, concerns about the trade regulations, interest rates and economic weakness continue to weigh on investor sentiment. In Japan, the currency experienced strength and the Japan REITs (J-REITs) posted the largest gains on a global basis due to their defensive characteristics.

•  Property stocks in the U.S., measured by the FTSE EPRA Nareit U.S. Index, declined 3.9%. There was significant negative sentiment and share price weakness towards key market segments, resulting in very wide discounts to net asset values (NAVs), which included NYC office, high-quality retail and central business district (CBD) office and hotels, while market segments trading at premiums due to their perceived defensive characteristics (e.g., health care and net lease assets) experienced share price gains for the period.

•  Property stocks in Europe, measured by the FTSE EPRA Nareit Developed EMEA Index, declined

12.1% and lagged Asia and the U.S. Share prices of Continental retail companies experienced significant declines due to concerns over retailer challenges. In the U.K., uncertainty over Brexit persisted and became more acute in the fourth quarter, but leasing activity and investment transactions for London office remain active and have demonstrated resilience in underlying asset values.

•  Listed real estate security returns should mirror private real estate performance. There are concerns that values may have peaked or are even poised to decline after significant appreciation. However, based on significant transactional evidence, pricing has generally remained stable for high-quality assets for the last two years, which has resulted in a significant disparity in real estate valuations between the public markets and private markets following share price declines over the period.

•  Overall, share prices have largely been driven by macro themes, central bank policies and investor preference for market segments with more defensive characteristics, as opposed to valuations and fundamentals. This has resulted in pockets of the global listed property market trading at premium valuations relative to their peers due to their perceived defensive characteristics (e.g., U.S. net lease and health care REITs, German residential stocks, J-REITs and Australian REITs). Despite transactional evidence continuing to demonstrate strength in asset values, there was significant negative investor sentiment towards key market segments resulting in very wide discounts to NAVs, which included NYC office, Hong Kong commercial property companies, U.S. and Continental Europe high-quality retail, the U.K. Majors and London office specialists, and U.S. CBD office and hotels. Given the Fund's value-oriented investment style, the Fund was underweight many of the segments viewed as defensive and trading at relative premium valuations. As those segments outperformed over the period, this underweighting was a key detractor from relative performance.

•  From a regional perspective, performance within the Asian regional portfolio contributed to relative performance, while the North American and European portfolios detracted. Top-down regional

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

allocation and cash held in the Fund modestly contributed to relative performance.

•  In Asia, the Fund benefited from stock selection in Hong Kong and the underweight to Singapore; this was partially offset by the overweight to Hong Kong and the underweight to Japan. In Europe, the Fund benefited from the underweight to U.K. retail securities and stock selection within and the overweight to Spain; but this was more than offset by the overweight to Continental retail, the overweight to and stock selection within the U.K. Majors, and the underweight to German residential. In the U.S., the Fund benefited from stock selection in the U.S. diversified sector; but this was more than offset by the overweight to and stock selection within the U.S. primary CBD office sector, which is facing significant negative investor sentiment, as well as the underweight to and stock selection within the U.S. health care sector and the underweight to U.S. net lease assets — both are sectors that are viewed as defensive by investors.

Management Strategies

•  The global portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (North America, Europe and Asia) relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2018, the Fund was modestly overweight the Asian listed property sector, relatively neutral to the North American listed property sector and modestly underweight the European listed property sector. We would note that regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused on the enormous disparities in valuations among market segments within each of the major regions. We see the most attractive expected return prospects from companies concentrated in U.S. CBD office (especially NYC office), the Hong Kong commercial property companies, U.S. and Continental high-quality retail, the U.K. Majors and London office specialists, U.S. hotels and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

•  In Hong Kong, there is continued strength in valuations for commercial assets as evidenced by elevated transaction volumes. The Hong Kong office market features low vacancy levels and continued rental growth, while there has been a recent slowdown in strong growth of retail sales in Hong Kong. The Hong Kong real estate operating companies (REOCs) continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value with the widest overall discrepancy between public and private valuations among public listed global property markets despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. These NAV discounts could eventually narrow for companies that are willing to recycle assets on the balance sheet to realize their latent gains and engage in corporate restructuring to improve transparency and capital management, and potentially eliminate any holding company discounts, as well as any improvement in recent negative sentiment. In Japan, the investment market remains active but there is some caution due to all-time low capitalization rates and continued policy uncertainty. There is a significant disparity in valuations with the Japan REOCs trading at discounts to NAVs and the J-REITs trading at premiums to NAVs. The J-REITs generally own lower-quality assets as compared to the J-REOCs, but J-REIT share prices have been bolstered by investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the perception of REITs as a bond proxy. The Fund is underweight Japan

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

overall, driven primarily by the large underweight to the J-REITs. In Australia, key office markets are experiencing improved rental growth, while operating fundamentals in the Australian retail sector remain lackluster relative to historical levels. The Australian REIT sector ended the period trading at a premium to NAVs and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In the U.K., the Brexit vote created expectations for declines in NAVs, but office market transaction and leasing activity to date have indicated far more modest declines than initially expected. Although uncertainty over Brexit persists (and became more acute in the fourth quarter of 2018), there remains continued investor interest in London assets, especially from foreign investors showing a willingness to pay prices that reflect values at or above pre-Brexit levels, although the value of U.K. retail assets are weakening. Overall, property stocks in the U.K. ended the period trading at a 21% discount to NAVs.(i) There is attractive value in the large-cap U.K. Majors, which trade at a 35% discount to NAVs,(i) and London office specialists, which trade at a 25% discount.(i) These discounts are well in excess of expected asset value declines and reflect a disparity in value versus Other U.K. stocks. On the Continent, valuations are being supported by stable property fundamentals. Property stocks on the Continent ended the period trading at a 15% discount to NAVs(i) overall, although there is a meaningful disparity in valuations, with the Continental retail stocks trading at a 35% discount to NAVs(i) following accelerated share price weakness on concerns over retail challenges despite stable operating results by the companies. Within Europe, we remain overweight the U.K. Majors and London office specialists and Continental retail, and underweight Germany and other segments in the U.K.

•  In the U.S., the REIT market ended the period trading at a 5% discount to NAVs,(i) with various segments trading at meaningful discounts. There is an enormous disparity in relative valuations among the various REIT sectors. We see the most attractive value in the owners of NYC office assets. We also see attractive value in high-quality retail, CBD office, hotel and apartment stocks. These companies provide exposure to high-quality core assets at significant discounted valuations. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of NYC office assets as well as high-quality retail, CBD office, hotel, and apartment assets and a number of out of favor companies, and an underweighting to companies concentrated in the ownership of net lease and health care assets. The Fund is underweight Canada given less attractive relative valuations.

(i)  Morgan Stanley Investment Management, as of December 31, 2018

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors(1), the MSCI World Net Index(2) and the Lipper Global Real Estate Funds Average(3)

	Period Ended December 31, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	–7.92%	3.38%	9.32%	3.05%
Fund — Class A Shares w/o sales charges(5)	–8.19	3.10	9.03	2.77
Fund — Class A Shares with maximum 5.25% sales charges(5)	–13.05	1.99	8.45	2.32
Fund — Class L Shares w/o sales charges(6)	–8.74	2.58	8.48	2.51
Fund — Class C Shares w/o sales charges(8)	–8.93	—	—	–1.00
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–9.75	—	—	–1.00
Fund — Class IS Shares w/o sales charges(7)	–7.83	3.48	—	3.49
Fund — Class IR Shares w/o sales charges(9)	—	—	—	–7.49
FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors	–5.05	4.99	10.21	3.32
MSCI World Net Index	–8.71	4.56	9.67	4.80
Lipper Global Real Estate Funds Average	–6.30	4.10	9.21	2.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Australia (3.8%)
Dexus REIT	651,182	$4,870
Goodman Group REIT	692,131	5,181
GPT Group (The) REIT	1,005,010	3,780
Mirvac Group REIT	1,693,237	2,671
Scentre Group REIT	3,198,567	8,785
Stockland REIT	1,417,176	3,516
Vicinity Centres REIT	2,806,145	5,138
		33,941
Austria (0.1%)
Atrium European Real Estate Ltd. (a)	355,335	1,314
Canada (1.9%)
Boardwalk REIT	5,811	161
Crombie Real Estate Investment Trust REIT	135,141	1,240
Extendicare, Inc.	67,326	313
First Capital Realty, Inc.	430,302	5,942
H&R Real Estate Investment Trust REIT	99,903	1,511
RioCan Real Estate Investment Trust REIT	380,953	6,641
SmartCentres Real Estate Investment Trust REIT	35,614	804
		16,612
China (1.0%)
China Overseas Land & Investment Ltd. (b)	750,000	2,581
China Resources Land Ltd. (b)	156,000	596
Country Garden Holdings Co., Ltd. (b)	2,481,000	2,989
Guangzhou R&F Properties Co., Ltd. H Shares (b)	952,400	1,426
Longfor Group Holdings Ltd. (b)	389,000	1,165
		8,757
Finland (0.2%)
Citycon Oyj	215,843	399
Kojamo Oyj (a)	175,174	1,627
		2,026
France (5.4%)
Carmila SA REIT	35,315	653
Covivio REIT	23,891	2,300
Gecina SA REIT	52,847	6,822
ICADE REIT	34,919	2,655
Klepierre SA REIT	556,855	17,144
Mercialys SA REIT	204,233	2,796
Unibail-Rodamco-Westfield REIT	101,451	15,671
		48,041
Germany (2.5%)
ADO Properties SA	34,877	1,823
Alstria Office AG REIT	159,507	2,230
Deutsche Wohnen SE	119,312	5,469
LEG Immobilien AG	15,570	1,626
Vonovia SE	240,586	10,919
		22,067
	Shares	Value (000)
Hong Kong (11.5%)
Champion REIT	3,830,000	$2,620
CK Asset Holdings Ltd.	1,012,500	7,363
Henderson Land Development Co., Ltd.	443,238	2,197
Hongkong Land Holdings Ltd.	2,613,800	16,477
Hysan Development Co., Ltd.	1,243,014	5,894
Link REIT	1,897,275	19,107
New World Development Co., Ltd.	4,148,758	5,450
Sino Land Co., Ltd.	2,091,048	3,558
Sun Hung Kai Properties Ltd.	1,433,367	20,324
Swire Properties Ltd.	2,767,300	9,670
Wharf Holdings Ltd. (The)	1,169,763	3,035
Wharf Real Estate Investment Co., Ltd.	1,170,075	6,955
		102,650
Ireland (0.5%)
Green REIT PLC	1,971,678	3,045
Hibernia REIT PLC	1,158,235	1,656
		4,701
Japan (10.0%)
Activia Properties, Inc. REIT	480	1,945
Advance Residence Investment Corp. REIT	1,036	2,863
Frontier Real Estate Investment Corp. REIT	200	794
GLP J-REIT	3,177	3,245
Hulic Co., Ltd.	311,800	2,790
Hulic REIT, Inc.	397	616
Invincible Investment Corp. REIT	2,340	966
Japan Hotel REIT Investment Corp.	2,415	1,727
Japan Real Estate Investment Corp. REIT	1,089	6,116
Japan Retail Fund Investment Corp. REIT	2,314	4,633
Kenedix Office Investment Corp. REIT	219	1,398
Mitsubishi Estate Co., Ltd.	964,700	15,118
Mitsui Fudosan Co., Ltd.	673,500	14,923
Mori Trust Sogo Reit, Inc.	929	1,351
Nippon Building Fund, Inc. REIT	1,381	8,697
Nippon Prologis, Inc. REIT	1,279	2,700
Nomura Real Estate Holdings, Inc.	9,400	172
Nomura Real Estate Master Fund, Inc. REIT	3,498	4,603
Orix, Inc. J-REIT	637	1,059
Premier Investment Corp. REIT	1,192	1,356
Sumitomo Realty & Development Co., Ltd.	226,400	8,269
Tokyo Tatemono Co., Ltd.	24,400	252
United Urban Investment Corp. REIT	2,681	4,157
		89,750
Malta (0.0%)
BGP Holdings PLC (a)(c)(d)	12,867,024	15
Netherlands (0.5%)
Eurocommercial Properties N.V. CVA REIT	124,565	3,850
NSI NV REIT	10,529	412
		4,262

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
Norway (0.4%)
Entra ASA	233,631	$3,103
Norwegian Property ASA	415,440	509
		3,612
Singapore (0.9%)
APAC Realty Ltd.	829,300	271
Ascendas Real Estate Investment Trust REIT	553,600	1,041
CapitaLand Commercial Trust REIT	1,516,495	1,943
CapitaLand Mall Trust REIT	971,800	1,608
City Developments Ltd.	67,500	401
Mapletree Logistics Trust REIT	612,500	565
Suntec Real Estate Investment Trust REIT	383,000	499
UOL Group Ltd.	308,676	1,397
		7,725
Spain (0.9%)
Inmobiliaria Colonial Socimi SA REIT	221,607	2,060
Merlin Properties Socimi SA REIT	492,682	6,087
		8,147
Sweden (0.8%)
Atrium Ljungberg AB, Class B	89,746	1,541
Castellum AB	79,336	1,460
Hufvudstaden AB, Class A	193,297	2,991
Kungsleden AB	161,891	1,150
		7,142
Switzerland (0.3%)
PSP Swiss Property AG (Registered)	27,282	2,686
United Kingdom (5.3%)
British Land Co., PLC (The) REIT	1,788,396	12,152
Derwent London PLC REIT	152,668	5,541
Grainger PLC	513,212	1,372
Great Portland Estates PLC REIT	597,151	5,004
Hammerson PLC REIT	369,800	1,549
Intu Properties PLC REIT	505,222	730
Land Securities Group PLC REIT	1,256,609	12,882
LXB Retail Properties PLC (a)	3,172,353	458
Segro PLC REIT	262,980	1,972
Shaftesbury PLC REIT	50,308	532
St. Modwen Properties PLC	388,981	1,960
Urban & Civic PLC	816,343	2,720
Workspace Group PLC REIT	74,617	753
		47,625
United States (53.6%)
Alexandria Real Estate Equities, Inc. REIT	50,495	5,819
American Campus Communities, Inc. REIT	117,160	4,849
American Homes 4 Rent, Class A REIT	446,172	8,856
Apartment Investment & Management Co., Class A REIT	83,380	3,659
AvalonBay Communities, Inc. REIT	152,022	26,459
Boston Properties, Inc. REIT	248,472	27,966
Brandywine Realty Trust REIT	217,698	2,802
Brixmor Property Group, Inc. REIT	904,184	13,282
Camden Property Trust REIT	106,095	9,342
	Shares	Value (000)
Chesapeake Lodging Trust REIT	222,418	$5,416
Columbia Property Trust, Inc. REIT	347,247	6,719
Corporate Office Properties Trust REIT	109,679	2,307
Cousins Properties, Inc. REIT	279,878	2,211
CubeSmart REIT	263,806	7,569
DiamondRock Hospitality Co. REIT	438,714	3,983
Digital Realty Trust, Inc. REIT	74,157	7,901
Duke Realty Corp. REIT	103,650	2,685
Empire State Realty Trust, Inc., Class A REIT	122,890	1,749
Equity Residential REIT	236,559	15,615
Essex Property Trust, Inc. REIT	29,802	7,308
Exeter Industrial Value Fund, LP (a)(c)(d)(e)	1,860,000	130
Extra Space Storage, Inc. REIT	51,305	4,642
Gaming and Leisure Properties, Inc. REIT	138,750	4,483
HCP, Inc. REIT	91,824	2,565
Healthcare Realty Trust, Inc. REIT	455,270	12,948
Healthcare Trust of America, Inc., Class A REIT	152,659	3,864
Host Hotels & Resorts, Inc. REIT	1,348,816	22,485
Hudson Pacific Properties, Inc. REIT	196,886	5,721
Invitation Homes, Inc. REIT	415,927	8,352
JBG SMITH Properties REIT	106,949	3,723
Kilroy Realty Corp. REIT	53,507	3,364
Kimco Realty Corp. REIT	137,949	2,021
Lexington Realty Trust REIT	201,240	1,652
Life Storage, Inc. REIT	19,654	1,828
Macerich Co. (The) REIT	450,335	19,490
Mack-Cali Realty Corp. REIT	339,954	6,660
Mid-America Apartment Communities, Inc. REIT	63,776	6,103
Paramount Group, Inc. REIT	895,807	11,251
ProLogis, Inc. REIT	467,803	27,469
Public Storage REIT	49,750	10,070
QTS Realty Trust, Inc., Class A REIT	114,569	4,245
Regency Centers Corp. REIT	257,012	15,081
RLJ Lodging Trust REIT	757,202	12,418
Simon Property Group, Inc. REIT	326,236	54,804
SL Green Realty Corp. REIT	395,760	31,297
Sunstone Hotel Investors, Inc. REIT	244,250	3,178
Tier REIT, Inc. REIT	118,163	2,438
UDR, Inc. REIT	104,495	4,140
Ventas, Inc. REIT	75,125	4,402
Vornado Realty Trust REIT	269,512	16,718
Welltower, Inc. REIT	70,005	4,859
		478,898
Total Investments (99.6%) (Cost $789,915) (f)(g)		889,971
Other Assets in Excess of Liabilities (0.4%)		3,798
Net Assets (100.0%)		$893,769

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At December 31, 2018, the Fund held fair valued securities valued at approximately $145,000, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(d)  Security has been deemed illiquid at December 31, 2018.

(e)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 — 4/11 and has a current cost basis of $0. At December 31, 2018, this security had an aggregate market value of approximately $130,000, representing less than 0.05% of net assets.

(f)  The approximate fair value and percentage of net assets, $394,446,000 and 44.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $830,653,000. The aggregate gross unrealized appreciation is approximately $112,664,000 and the aggregate gross unrealized depreciation is approximately $53,346,000, resulting in net unrealized appreciation of approximately $59,318,000.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	26.4%
Retail	22.9
Office	19.6
Residential	14.3
Other*	11.3
Lodging/Resorts	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $789,915)	$889,971
Foreign Currency, at Value (Cost $671)	665
Receivable for Investments Sold	5,654
Dividends Receivable	3,770
Receivable for Fund Shares Sold	593
Tax Reclaim Receivable	428
Receivable from Affiliate	5
Other Assets	108
Total Assets	901,194
Liabilities:
Payable for Fund Shares Redeemed	3,670
Payable for Advisory Fees	1,886
Payable for Investments Purchased	982
Bank Overdraft	515
Payable for Sub Transfer Agency Fees — Class I	97
Payable for Sub Transfer Agency Fees — Class A	1
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Administration Fees	64
Payable for Professional Fees	59
Payable for Custodian Fees	48
Payable for Transfer Agency Fees — Class I	7
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	5
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	79
Total Liabilities	7,425
Net Assets	$893,769
Net Assets Consist of:
Paid-in-Capital	$822,813
Total Distributable Earnings	70,956
Net Assets	$893,769

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$361,680
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	39,345,517
Net Asset Value, Offering and Redemption Price Per Share	$9.19
CLASS A:
Net Assets	$12,775
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,393,850
Net Asset Value, Redemption Price Per Share	$9.17
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.51
Maximum Offering Price Per Share	$9.68
CLASS L:
Net Assets	$1,220
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	134,253
Net Asset Value, Offering and Redemption Price Per Share	$9.09
CLASS C:
Net Assets	$428
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	48,010
Net Asset Value, Offering and Redemption Price Per Share	$8.92
CLASS IS:
Net Assets	$517,658
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	56,317,518
Net Asset Value, Offering and Redemption Price Per Share	$9.19
CLASS IR:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$9.19

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $1,799 of Foreign Taxes Withheld)	$44,156
Dividends from Security of Affiliated Issuer (Note G)	119
Total Investment Income	44,275
Expenses:
Advisory Fees (Note B)	10,350
Administration Fees (Note C)	999
Sub Transfer Agency Fees — Class I	727
Sub Transfer Agency Fees — Class A	14
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Professional Fees	122
Custodian Fees (Note F)	105
Registration Fees	100
Shareholder Reporting Fees	74
Transfer Agency Fees — Class I (Note E)	18
Transfer Agency Fees — Class A (Note E)	16
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	14
Transfer Agency Fees — Class IR (Note E)	1
Shareholder Services Fees — Class A (Note D)	38
Distribution and Shareholder Services Fees — Class L (Note D)	7
Distribution and Shareholder Services Fees — Class C (Note D)	5
Directors' Fees and Expenses	37
Pricing Fees	9
Other Expenses	44
Expenses Before Non Operating Expenses	12,685
Bank Overdraft Expense	40
Total Expenses	12,725
Reimbursement of Class Specific Expenses — Class I (Note B)	(355)
Reimbursement of Class Specific Expenses — Class A (Note B)	(3)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(15)
Net Expenses	12,348
Net Investment Income	31,927
Realized Gain (Loss):
Investments Sold	98,082
Foreign Currency Translation	(208)
Net Realized Gain	97,874
Change in Unrealized Appreciation (Depreciation):
Investments	(211,671)
Foreign Currency Translation	(121)
Net Change in Unrealized Appreciation (Depreciation)	(211,792)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(113,918)
Net Decrease in Net Assets Resulting from Operations	$(81,991)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$31,927	$34,217
Net Realized Gain	97,874	97,631
Net Change in Unrealized Appreciation (Depreciation)	(211,792)	13,074
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,991)	144,922
Dividends and Distributions to Shareholders:
Class I	(43,049)	(30,863)*
Class A	(1,425)	(1,040)*
Class L	(74)	(68)*
Class C	(44)	(16)*
Class IS	(59,675)	(60,500)*
Class IR	(1)	—
Total Dividends and Distributions to Shareholders	(104,268)	(92,487)
Capital Share Transactions:(1)
Class I:
Subscribed	88,211	238,648
Distributions Reinvested	32,086	23,199
Redeemed	(235,198)	(191,961)
Class A:
Subscribed	1,604	6,572
Distributions Reinvested	1,415	1,029
Redeemed	(5,260)	(84,462)
Class L:
Exchanged	518	2
Distributions Reinvested	74	67
Redeemed	(567)	(256)
Class C:
Subscribed	200	13
Distributions Reinvested	43	16
Redeemed	(53)	(18)
Class IS:
Subscribed	106,012	162,578
Distributions Reinvested	57,230	56,577
Redeemed	(588,634)	(463,908)
Class IR:
Subscribed	10 (a)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(542,309)	(251,904)
Total Decrease in Net Assets	(728,568)	(199,469)
Net Assets:
Beginning of Period	1,622,337	1,821,806
End of Period	$893,769	$1,622,337 †

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,284	21,034
Shares Issued on Distributions Reinvested	3,281	2,077
Shares Redeemed	(21,915)	(17,249)
Net Increase (Decrease) in Class I Shares Outstanding	(10,350)	5,862
Class A:
Shares Subscribed	149	593
Shares Issued on Distributions Reinvested	145	92
Shares Redeemed	(495)	(7,750)
Net Decrease in Class A Shares Outstanding	(201)	(7,065)
Class L:
Shares Exchanged	57	— @@
Shares Issued on Distributions Reinvested	8	6
Shares Redeemed	(53)	(23)
Net Increase (Decrease) in Class L Shares Outstanding	12	(17)
Class C:
Shares Subscribed	18	1
Shares Issued on Distributions Reinvested	5	2
Shares Redeemed	(5)	(2)
Net Increase in Class C Shares Outstanding	18	1
Class IS:
Shares Subscribed	9,846	14,534
Shares Issued on Distributions Reinvested	5,868	5,065
Shares Redeemed	(53,663)	(41,989)
Net Decrease in Class IS Shares Outstanding	(37,949)	(22,390)
Class IR:
Shares Subscribed	1 (a)	—

(a)  For the period June 15, 2018 through December 31, 2018.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(6,871)
Net Realized Gain	$(23,992)
Class A:
Net Investment Income	$(157)
Net Realized Gain	$(883)
Class L:
Net Investment Income	$(6)
Net Realized Gain	$(62)
Class C:
Net Investment Income	$(1)
Net Realized Gain	$(15)
Class IS:
Net Investment Income	$(13,965)
Net Realized Gain	$(46,535)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(4,412).

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.13		$10.76		$10.80		$11.10		$9.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27		0.25		0.21		0.18		0.20
Net Realized and Unrealized Gain (Loss)	(1.11)		0.80		0.15		(0.28)		1.19
Total from Investment Operations	(0.84)		1.05		0.36		(0.10)		1.39
Distributions from and/or in Excess of:
Net Investment Income	(0.51)		(0.15)		(0.34)		(0.20)		(0.20)
Net Realized Gain	(0.59)		(0.53)		(0.40)		—		—
Paid-in-Capital	—		—		(0.02)		—		—
Total Distributions	(1.10)		(0.68)		(0.40)		(0.20)		(0.20)
Net Asset Value, End of Period	$9.19		$11.13		$10.76		$10.80		$11.10
Total Return(3)	(7.92)%		9.73%		3.42%		(0.94)%		14.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$361,680		$553,319		$471,790		$1,192,624		$1,828,656
Ratio of Expenses to Average Net Assets(7)	1.03	%(4)(5)	1.05	%(4)	1.04	%(4)	1.05	%(4)	1.05	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.03	%(4)	1.05	%(4)	N/A		1.05	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.54	%(4)	2.20	%(4)	1.88	%(4)	1.65	%(4)	1.85	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	38%		39%		26%		29%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10%		1.07%		1.04%		1.05%		1.05%
Net Investment Income to Average Net Assets	2.47%		2.18%		1.88%		1.65%		1.85%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.05% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.10		$10.71		$10.74		$11.05		$9.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.17		0.17		0.16		0.17
Net Realized and Unrealized Gain (Loss)	(1.10)		0.84		0.16		(0.30)		1.19
Total from Investment Operations	(0.87)		1.01		0.33		(0.14)		1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.47)		(0.09)		(0.30)		(0.17)		(0.17)
Net Realized Gain	(0.59)		(0.53)		(0.04)		—		—
Paid-in-Capital	—		—		(0.02)		—		—
Total Distributions	(1.06)		(0.62)		(0.36)		(0.17)		(0.17)
Net Asset Value, End of Period	$9.17		$11.10		$10.71		$10.74		$11.05
Total Return(3)	(8.19)%		9.44%		3.12%		(1.25)%		13.88%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$12,775		$17,701		$92,730		$135,517		$105,766
Ratio of Expenses to Average Net Assets(7)	1.38	%(4)(5)	1.35	%(4)	1.35	%(4)	1.34	%(4)	1.31	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.38	%(4)	1.35	%(4)	N/A		1.34	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.18	%(4)	1.55	%(4)	1.51	%(4)	1.47	%(4)	1.60	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	38%		39%		26%		29%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.39%		N/A		1.36%		N/A		N/A
Net Investment Income to Average Net Assets	2.17%		N/A		1.50%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.40% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.01		$10.64		$10.61		$10.91		$9.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.17		0.14		0.12		0.12		0.12
Net Realized and Unrealized Gain (Loss)	(1.09)		0.81		0.16		(0.31)		1.17
Total from Investment Operations	(0.92)		0.95		0.28		(0.19)		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.41)		(0.05)		(0.19)		(0.11)		(0.12)
Net Realized Gain	(0.59)		(0.53)		(0.04)		—		—
Paid-in-Capital	—		—		(0.02)		—		—
Total Distributions	(1.00)		(0.58)		(0.25)		(0.11)		(0.12)
Net Asset Value, End of Period	$9.09		$11.01		$10.64		$10.61		$10.91
Total Return(3)	(8.74)%		8.89%		2.65%		(1.71)%		13.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,220		$1,344		$1,483		$4,509		$4,755
Ratio of Expenses to Average Net Assets(7)	1.88	%(4)(5)	1.90	%(4)	1.82	%(4)	1.78	%(4)	1.79	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.88	%(4)	1.90	%(4)	N/A		1.77	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	1.64	%(4)	1.32	%(4)	1.07	%(4)	1.12	%(4)	1.08	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	38%		39%		26%		29%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%		1.93%		1.82%		N/A		N/A
Net Investment Income to Average Net Assets	1.50%		1.29%		1.07%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.90% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$10.83		$10.49		$10.56		$11.23
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.16		0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	(1.09)		0.78		0.16		(0.60)
Total from Investment Operations	(0.93)		0.90		0.24		(0.53)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.03)		(0.25)		(0.14)
Net Realized Gain	(0.59)		(0.53)		(0.04)		—
Paid-in-Capital	—		—		(0.02)		—
Total Distributions	(0.98)		(0.56)		(0.31)		(0.14)
Net Asset Value, End of Period	$8.92		$10.83		$10.49		$10.56
Total Return(4)	(8.93)%		8.54%		2.31%		(4.71	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$428		$327		$305		$191
Ratio of Expenses to Average Net Assets(10)	2.16	%(5)(6)	2.15	%(5)	2.15	%(5)	2.15	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.16	%(5)	2.15	%(5)	N/A		2.15	%(5)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.53	%(5)	1.11	%(5)	0.75	%(5)	1.01	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	38%		39%		26%		29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.47%		2.69%		2.86%		3.25	%(9)
Net Investment Income (Loss) to Average Net Assets	1.22%		0.57%		0.04%		(0.09	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.15% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$11.13		$10.76		$10.81		$11.11		$9.91
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.25		0.22		0.20		0.22
Net Realized and Unrealized Gain (Loss)	(1.11)		0.81		0.15		(0.29)		1.19
Total from Investment Operations	(0.83)		1.06		0.37		(0.09)		1.41
Distributions from and/or in Excess of:
Net Investment Income	(0.52)		(0.16)		(0.36)		(0.21)		(0.21)
Net Realized Gain	(0.59)		(0.53)		(0.04)		—		—
Paid-in-Capital	—		—		(0.02)		—		—
Total Distributions	(1.11)		(0.69)		0.42		(0.21)		(0.21)
Net Asset Value, End of Period	$9.19		$11.13		$10.76		$10.81		$11.11
Total Return(3)	(7.83)%		9.80%		3.45%		(0.84)%		14.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$517,658		$1,049,646		$1,255,498		$1,012,883		$586,511
Ratio of Expenses to Average Net Assets(7)	0.95	%(4)(5)	0.97	%(4)	0.96	%(4)	0.97	%(4)	0.96	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%(4)	0.97	%(4)	N/A		0.97	%(4)	N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.58%		2.26	%(4)	2.01	%(4)	1.78	%(4)	2.01	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	38%		39%		26%		29%		32%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.97%		N/A		0.96%
Net Investment Income to Average Net Assets	N/A		N/A		2.00%		N/A		2.01%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been 0.01% higher and the Ratio of Net Investment Income to Average Net Assets would have been 0.01% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Real Estate Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$11.09
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23
Net Realized and Unrealized Loss	(1.02)
Total from Investment Operations	(0.79)
Distributions from and/or in Excess of:
Net Investment Income	(0.52)
Net Realized Gain	(0.59)
Total Distributions	(1.11)
Net Asset Value, End of Period	$9.19
Total Return(3)	(7.49	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8
Ratio of Expenses to Average Net Assets(9)	0.94	%(4)(5)(8)
Ratio of Net Investment Income to Average Net Assets(9)	3.94	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	38%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	18.72	%(8)
Net Investment Loss to Average Net Assets	(13.84	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.99% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund has capital subscription commitments to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS, and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

"Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•   Level 1 – unadjusted quoted prices in active markets for identical investments

•   Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$38,581	$196,430	$—	$235,011
Health Care	28,951	—	—	28,951
Industrial	30,154	13,663	130	43,947
Industrial/Office Mixed	1,652	2,191	—	3,843
Lodging/Resorts	47,480	1,727	—	49,207
Office	110,304	63,941	—	174,245
Residential	94,844	31,865	15	126,724
Retail	119,305	84,629	—	203,934
Self Storage	24,109	—	—	24,109
Total Common Stocks	495,380	394,446	145	889,971
Total Assets	$495,380	$394,446	$145	$889,971

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$223
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(78)
Realized gains (losses)	—
Ending Balance	$145
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$(78)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input††
Common Stocks	$145	Reported Capital balance,
adjustments for NAV
practical expedient; including,
adjustments for subsequent
Capital Calls, Return of Capital
and Significant Market
Changes between last Capital
Statement and
	Valuation Date
	Market Transaction Method	Adjusted Capital Balance
		Transaction Valuation	$0.001	Increase
		Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2018, Exeter Industrial Value Fund LP has drawn down approximately $1,860,000, which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.85%	0.80%

Effective July 1, 2018, the Fund's annual rate based on the daily net assets is as follows:

First $2 billion	Over $2 billion
0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.83% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.05% for Class I shares, 1.40% for Class A shares, 1.90% for Class L shares, 2.15% for Class C shares, 0.99% for Class IS shares and 0.99% for Class IR shares. Effective July 1, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed for 1.00% Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $362,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $465,879,000 and $985,382,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $15,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$73,614	$271,906	$345,520	$119
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$53,497	$50,771	$23,486	$69,001

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(24,324)	$24,324

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$4,345	$7,339

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 15.4%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 0.1% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $50,771,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $12,793,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

• Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

• Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGREANN
2403669 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Sustain Portfolio

(formerly Global Quality Portfolio)

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Tax Notice	25
Privacy Notice	26
Director and Officer Information	29

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Sustain Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Sustain Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Sustain Portfolio Class I	$1,000.00	$953.90	$1,020.67	$4.43	$4.58	0.90%
Global Sustain Portfolio Class A	1,000.00	952.10	1,018.90	6.15	6.36	1.25
Global Sustain Portfolio Class L	1,000.00	950.00	1,016.38	8.60	8.89	1.75
Global Sustain Portfolio Class C	1,000.00	948.60	1,015.12	9.82	10.16	2.00
Global Sustain Portfolio Class IS	1,000.00	954.50	1,020.92	4.19	4.33	0.85

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Sustain Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.60%, net of fees.(i) The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned –8.71%.

Factors Affecting Performance

•  The markets had been reasonably constructive for the first three quarters of the year, with the MSCI World Net Index returning around 5% up to the end of September. The final quarter saw a sharp fall, where defensive sectors were the relative winners for 2018 as a whole, with health care and utilities actually up 3%, though consumer staples (–9%) lagged the market a touch, not helped by tobacco (–35%). Information technology ended down only 2% for the year, despite its torrid fourth quarter, while the cyclical materials, financials, energy and industrials all struggled, falling 14% to 17%. The USA was the clear geographic outperformer, while much of Europe lagged, most notably Germany (–22%).

•  For the year, sector allocation was positive, as the gain from the overweights in health care and information technology and the underweight in financials more than made up for the drag from the overweight in consumer staples and utilities. However, the main driver of the significant outperformance was stock selection, due to outperformance across all the portfolio's main sectors except consumer staples, most notably communication services and information technology. Over the year the largest absolute contributors(ii) were Twenty First Century Fox , Microsoft and Nike. The largest detractors were British American Tobacco, Reckitt Benckiser and Bayer.

Management Strategies

•  The good news about equities is that there are only two ways to lose money — falling earnings or falling multiples. A year ago, it was the multiples that worried us most. After the markets' bull run in 2017, the MSCI World Net Index passed 17x the next 12 months earnings,(iii) implying that markets were pricing in the improbable upside scenario of synchronized growth everywhere... and threatening considerable downside if things did not go quite according to plan. By contrast, 2019 starts with the MSCI World Net Index on 13.4x forward consensus estimates, 14% lower than the 20-year average price-earnings (P/E) ratio of 15.5x and 20% below a year ago.(iii) As a result our primary fears have moved from multiples to earnings.

•  Our generic fear about forward earnings estimates remain — the fact that they are guesses about lies. The guesses are because the sell-side is persistently over-optimistic, by an average of 8% one-year forward, slightly higher than the 7% earnings growth expected for the MSCI World Net Index in 2019.(iv) The lies are down to the gaping gap between the 'adjusted' earnings used to power consensus numbers (and management pay) and the actual number calculated using accepted accounting standards at the bottom of the profit & loss statement. Over the last three years, $600 billion has disappeared between the adjusted and actual earnings totals in the U.S. alone, overstating earnings there by an average of 21%.(iv) Our more specific anxiety is fed by the fact that it is only on the leveraged earnings metric that markets look cheap. Looking at the forward enterprise multiple rather than P/E, the discount to the historic average disappears, and the market is on a slightly higher multiple (9.2x versus 9.0x) than it was in 2003, when the P/E ratio was at a lofty 17.6x.(v) Lower corporate taxes have helped, but so has the sharp increase in leverage. Looking at enterprise value-to-sales ratios, the MSCI World Net Index is 1.8x, still 16% above its 20-year average.(iii) The combination of an expensive market on sales with a 'cheap' market on earnings reflects the really high profitability at present, particularly in the U.S., where all the drivers look fairly maxed out in favor of profits at present, be it fat margins, low tax rates, high leverage or low interest rates.

(i)  The Fund's name changed from MSIF Global Quality Portfolio to MSIF Global Sustain Portfolio on April 30, 2018. Performance for the period prior to May 2018 represents MSIF Global Quality Portfolio.

(ii)  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

(iii)  Source: FactSet. Data as of December 31, 2018.

(iv)  Source: FactSet, Morgan Stanley Investment Management. Data as of December 31, 2018.

(v)  Source: FactSet. Data as of December 31, 2018. Enterprise multiple is a measure of valuing a company that includes its debt, by dividing its enterprise value by its earnings before interest, taxes, depreciation and amortization.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

•  We have no greater insight than anyone else on whether the expected earnings growth for 2019 will be delivered, or even exceeded, but we do have opinions (as usual) on the key variables to watch. The current China slowdown is an earnings risk, particularly for cyclical companies, and the extent (and success) of the gathering reflation is crucial. Even if the reflation does happen, and is successful, earnings could be soft in the first part of the year until it takes effect. As mentioned above, U.S. margins are very high, and while elements of this look structural, given the emergence of lucrative platform businesses and the way the country's political system has systematically advantaged capital against labor and consumers over the last four decades, tight labor markets and tariff impacts may cause margin issues for those without pricing power.

•  Leaving aside the tail-risks, such as negative trade relations, utter paralysis of the U.S. government, Mid-East conflict or a collapse of the euro, one thing that would definitely cause a margin squeeze would be a significant slowdown in the U.S., or a further slowdown in Europe. The U.S. recovery is now very long in the tooth, and while recoveries do not just die of old age, the change at the U.S. Federal Reserve (the Fed) may be an extra cause for concern. It is still early days, but Jay Powell seems more interested in the state of the real economy than the exact level of the equity markets or the fate of anyone outside the U.S. who chooses to hitch their currencies to the U.S. dollar — i.e., emerging markets. He may therefore continue to tighten via a combination of interest rates and unwinding quantitative easing until he sees weakness in the U.S. economy. He will back off at that point, but this may be too late for markets.

•  2018 has ended with the combined balance sheets of the four major central banks — the Fed, the People's Bank of China, the European Central Bank and the Bank of Japan — finally shrinking after the massive build post the Global Financial Crisis. This means that the world is now in a liquidity squeeze, combining (depending on the geographic bloc) shrinking central bank balance sheets and tightening interest rates. It is precisely the opposite combination which drove up asset prices (and consequent levering up) since the nadir of 2009.

•  Our concern is that the combination of potentially falling earnings and a liquidity squeeze could be a truly toxic one for asset prices. We mentioned that we were unclear whether earnings estimates would be met this year, but we are clear that the world is an asymmetric place, with earnings downsides in bad times far higher than the upsides in good times. This is often forgotten, as is the fact that the asymmetry is magnified by leverage — and there is more leverage than ever, particularly in the U.S. corporate debt market. Corporate America as a whole is not inexpert at levering itself up at the wrong time, most spectacularly, just before the Global Financial Crisis last time round. Given the scale of corporate leverage now and — more particularly — the component of high yield or near-high yield (or as we prefer to call it, given that the interest rates are not that high, junk or near-junk), Corporate America has to be right that earnings will hold up.

•  We worry in particular about the outlook for near-junk, i.e. BBB-rated debt. This has been at the epicenter of the build-up of corporate debt, ballooning from $0.7 trillion in October 2008 to the current roughly $3 trillion.(iv) Moreover, the component of near junk (BBB) and actual junk (BB, B and CCC and below) has increased from 46% of the U.S. corporate bond market in October 2008 to 58% currently, so the quality of the overall corporate bond market has clearly deteriorated.(iv) If U.S. earnings do fall significantly, then there could be significant downgrades from BBB to junk. We do not think the currently quiescent so-called high yield market is pricing in such an outcome. In that event, the equity market is sure to hear about it — big problems in the credit market invariably mean big problems in the equity market, especially as they would have a common cause: falling earnings and too much debt.

•  In this uncertain and acutely asymmetric world, we would continue to advocate owning compounders. The combination of recurring revenue and pricing power should protect revenues and margins respectively in a downturn, preserving earnings. They are also likely to be insulated from any financial distress if the corporate bond markets have a seizure, given the lower operational and financial leverage. The soft markets of the fourth quarter have deflated the portfolio's multiples a little, with the estimated 2019 free cash flow yield now over 5%, reducing the absolute downside risk.(vi)

(vi)  Source: Morgan Stanley Investment Management. Data as of December 31, 2018.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Sustain Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on August 30, 2013.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	0.60%	6.83%	—	8.82%
Fund — Class A Shares w/o sales charges(4)	0.26	6.48	—	8.46
Fund — Class A Shares with maximum 5.25% sales charges(4)	–5.01	5.34	—	7.37
Fund — Class L Shares w/o sales charges(4)	–0.25	5.94	—	7.91
Fund — Class C Shares w/o sales charges(6)	–0.50	—	—	6.13
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–1.42	—	—	6.13
Fund — Class IS Shares w/o sales charges(5)	0.66	6.88	—	8.36
MSCI World Net Index	–8.71	4.56	—	6.75
Lipper Global Large-Cap Growth Funds Index	–5.34	5.60	—	7.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 30, 2013.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Sustain Portfolio

	Shares	Value (000)
Common Stocks (95.5%)
Canada (2.2%)
Constellation Software, Inc.	527	$337
France (3.4%)
L'Oreal SA	1,493	343
Sanofi	2,317	200
		543
Germany (8.6%)
Bayer AG (Registered)	2,990	207
Henkel AG & Co., KGaA (Preference)	4,081	446
SAP SE	7,057	703
		1,356
Hong Kong (1.5%)
AIA Group Ltd.	29,400	242
United Kingdom (18.8%)
Experian PLC	5,370	131
GlaxoSmithKline PLC	27,679	525
Prudential PLC	13,113	234
Reckitt Benckiser Group PLC	13,871	1,059
RELX PLC	16,629	342
RELX PLC (a)	5,275	109
Unilever PLC	11,023	577
		2,977
United States (61.0%)
Abbott Laboratories	7,160	518
Accenture PLC, Class A	4,270	602
Alphabet, Inc., Class A (a)	868	907
Automatic Data Processing, Inc.	2,633	345
Baxter International, Inc.	9,057	596
Becton Dickinson & Co.	764	172
Booking Holdings, Inc. (a)	154	265
Cerner Corp. (a)	4,549	239
Church & Dwight Co., Inc.	1,295	85
Clorox Co. (The)	518	80
Coca-Cola Co. (The)	8,158	386
Danaher Corp.	4,170	430
Factset Research Systems, Inc.	960	192
Fidelity National Information Services, Inc.	2,929	300
IPG Photonics Corp. (a)	1,390	158
Johnson & Johnson	774	100
Medtronic PLC	6,227	566
Microsoft Corp.	9,586	974
Moody's Corp.	720	101
NIKE, Inc., Class B	3,850	285
Twenty-First Century Fox, Inc., Class A	10,658	513
Twenty-First Century Fox, Inc., Class B	11,942	571
Visa, Inc., Class A	6,291	830
Zoetis, Inc.	5,119	438
		9,653
Total Common Stocks (Cost $14,418)		15,108
	Shares	Value (000)
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $606)	605,843	$606
Total Investments (99.3%) (Cost $15,024) (b)(c)		15,714
Other Assets in Excess of Liabilities (0.7%)		107
Net Assets (100.0%)		$15,821

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $5,118,000 and 32.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(c)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $15,154,000. The aggregate gross unrealized appreciation is approximately $952,000 and the aggregate gross unrealized depreciation is approximately $392,000, resulting in net unrealized appreciation of approximately $560,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	19.9%
Health Care Equipment & Supplies	14.5
Information Technology Services	14.2
Software	12.8
Household Products	10.6
Pharmaceuticals	9.4
Media	6.9
Personal Products	5.9
Interactive Media & Services	5.8
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Sustain Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $14,418)	$15,108
Investment in Security of Affiliated Issuer, at Value (Cost $606)	606
Total Investments in Securities, at Value (Cost $15,024)	15,714
Receivable for Fund Shares Sold	333
Due from Adviser	58
Tax Reclaim Receivable	23
Dividends Receivable	15
Receivable for Investments Sold	3
Receivable from Affiliate	1
Other Assets	37
Total Assets	16,184
Liabilities:
Payable for Investments Purchased	251
Payable for Professional Fees	57
Payable for Fund Shares Redeemed	36
Payable for Custodian Fees	6
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	1
Other Liabilities	5
Total Liabilities	363
Net Assets	$15,821
Net Assets Consist of:
Paid-in-Capital	$15,158
Total Distributable Earnings	663
Net Assets	$15,821

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Sustain Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$5,891
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	508,663
Net Asset Value, Offering and Redemption Price Per Share	$11.58
CLASS A:
Net Assets	$1,872
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	162,028
Net Asset Value, Redemption Price Per Share	$11.56
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.64
Maximum Offering Price Per Share	$12.20
CLASS L:
Net Assets	$1,365
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	118,980
Net Asset Value, Offering and Redemption Price Per Share	$11.47
CLASS C:
Net Assets	$1,846
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	163,332
Net Asset Value, Offering and Redemption Price Per Share	$11.30
CLASS IS:
Net Assets	$4,847
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	418,673
Net Asset Value, Offering and Redemption Price Per Share	$11.58

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Sustain Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$227
Dividends from Security of Affiliated Issuer (Note G)	5
Total Investment Income	232
Expenses:
Professional Fees	115
Advisory Fees (Note B)	93
Registration Fees	69
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class L (Note D)	12
Distribution and Shareholder Services Fees — Class C (Note D)	18
Custodian Fees (Note F)	31
Shareholder Reporting Fees	14
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Administration Fees (Note C)	10
Sub Transfer Agency Fees — Class I	3
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	4
Pricing Fees	— @
Other Expenses	19
Total Expenses	406
Expenses Reimbursed by Adviser (Note B)	(149)
Waiver of Advisory Fees (Note B)	(93)
Reimbursement of Class Specific Expenses — Class I (Note B)	(2)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	156
Net Investment Income	76
Realized Gain (Loss):
Investments Sold	1,326
Foreign Currency Translation	(1)
Net Realized Gain	1,325
Change in Unrealized Appreciation (Depreciation):
Investments	(1,351)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(1,352)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(27)
Net Increase in Net Assets Resulting from Operations	$49

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Sustain Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$76	$71
Net Realized Gain	1,325	676
Net Change in Unrealized Appreciation (Depreciation)	(1,352)	1,194
Net Increase in Net Assets Resulting from Operations	49	1,941
Dividends and Distributions to Shareholders:
Class I	(465)	(334	)*
Class A	(128)	(129	)*
Class L	(105)	(88	)*
Class C	(136)	(78	)*
Class IS	(337)	(1	)*
Total Dividends and Distributions to Shareholders	(1,171)	(630)
Capital Share Transactions:(1)
Class I:
Subscribed	4,256	911
Distributions Reinvested	290	188
Redeemed	(3,702)	(408)
Class A:
Subscribed	389	623
Distributions Reinvested	118	121
Redeemed	(787)	(939)
Class L:
Distributions Reinvested	96	81
Redeemed	(239)	(941)
Class C:
Subscribed	755	543
Distributions Reinvested	135	77
Redeemed	(334)	(136)
Class IS:
Subscribed	5,000	—
Distributions Reinvested	336	—
Net Increase in Net Assets Resulting from Capital Share Transactions	6,313	120
Total Increase in Net Assets	5,191	1,431
Net Assets:
Beginning of Period	10,630	9,199
End of Period	$15,821	$10,630	†

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Sustain Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	346	76
Shares Issued on Distributions Reinvested	24	15
Shares Redeemed	(289)	(33)
Net Increase in Class I Shares Outstanding	81	58
Class A:
Shares Subscribed	33	50
Shares Issued on Distributions Reinvested	10	10
Shares Redeemed	(61)	(82)
Net Decrease in Class A Shares Outstanding	(18)	(22)
Class L:
Shares Issued on Distributions Reinvested	8	7
Shares Redeemed	(19)	(81)
Net Decrease in Class L Shares Outstanding	(11)	(74)
Class C:
Shares Subscribed	62	45
Shares Issued on Distributions Reinvested	12	6
Shares Redeemed	(27)	(11)
Net Increase in Class C Shares Outstanding	47	40
Class IS:
Shares Subscribed	389	—
Shares Issued on Distributions Reinvested	29	—
Net Increase in Class IS Shares Outstanding	418	—

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(51)
Net Realized Gain		$(283)
Class A:
Net Investment Income		$(15)
Net Realized Gain		$(114)
Class L:
Net Investment Income		$(1)
Net Realized Gain		$(87)
Class C:
Net Investment Income		$(2)
Net Realized Gain		$(76)
Class IS:
Net Investment Income	$	(— @)
Net Realized Gain		$(1)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $5.

@  Amount is less than $500

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Sustain Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.47		$10.81		$11.43		$11.34		$11.28
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.13		0.17		0.15		0.17
Net Realized and Unrealized Gain (Loss)	(0.04)		2.35		0.29		0.46		0.13
Total from Investment Operations	0.08		2.48		0.46		0.61		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.13)		(0.20)		(0.18)		(0.13)
Net Realized Gain	(0.90)		(0.69)		(0.88)		(0.34)		(0.11)
Total Distributions	(0.97)		(0.82)		(1.08)		(0.52)		(0.24)
Net Asset Value, End of Period	$11.58		$12.47		$10.81		$11.43		$11.34
Total Return(3)	0.60%		22.86%		4.20%		5.27%		2.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,891		$5,334		$3,993		$8,531		$14,579
Ratio of Expenses to Average Net Assets(8)	0.93	%(4)(6)	1.00	%(4)	0.99	%(4)	0.97	%(4)	1.11	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.97	%(4)	1.10	%(4)	1.46	%(4)	1.26	%(4)	1.49	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	76%		39%		35%		61%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.86%		3.54%		2.45%		2.21%		2.34%
Net Investment Income (Loss) to Average Net Assets	(0.96)%		(1.44)%		(0.00	)%(7)	0.02%		0.26%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to October 1, 2014, the maximum ratio was 1.20% for Class I shares.

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to April 30, 2018, the maximum ratio was 1.00% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Sustain Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.44		$10.79		$11.40		$11.32		$11.27
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.08		0.11		0.11		0.12
Net Realized and Unrealized Gain (Loss)	(0.03)		2.35		0.32		0.45		0.14
Total from Investment Operations	0.04		2.43		0.43		0.56		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.09)		(0.16)		(0.14)		(0.10)
Net Realized Gain	(0.90)		(0.69)		(0.88)		(0.34)		(0.11)
Total Distributions	(0.92)		(0.78)		(1.04)		(0.48)		(0.21)
Net Asset Value, End of Period	$11.56		$12.44		$10.79		$11.40		$11.32
Total Return(3)	0.26%		22.45%		3.83%		4.91%		2.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,872		$2,243		$2,182		$3,246		$4,331
Ratio of Expenses to Average Net Assets(8)	1.28	%(4)(6)	1.35	%(4)	1.33	%(4)	1.30	%(4)	1.40	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.57	%(4)	0.66	%(4)	0.98	%(4)	0.98	%(4)	1.03	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	76%		39%		35%		61%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.21%		3.90%		2.85%		2.52%		2.62%
Net Investment Loss to Average Net Assets	(1.36)%		(1.89)%		(0.54)%		(0.24)%		(0.19)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.35% for Class A shares. Prior to October 1, 2014, the maximum ratio was 1.55% for Class A shares.

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to April 30, 2018, the maximum ratio was 1.35% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Sustain Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.41		$10.76		$11.37		$11.29		$11.25
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.01		0.03		0.06		0.05		0.06
Net Realized and Unrealized Gain (Loss)	(0.04)		2.32		0.31		0.45		0.14
Total from Investment Operations	(0.03)		2.35		0.37		0.50		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.01)		(0.10)		(0.08)		(0.05)
Net Realized Gain	(0.90)		(0.69)		(0.88)		(0.34)		(0.11)
Total Distributions	(0.91)		(0.70)		(0.98)		(0.42)		(0.16)
Net Asset Value, End of Period	$11.47		$12.41		$10.76		$11.37		$11.29
Total Return(3)	(0.25)%		21.80%		3.31%		4.49%		1.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,365		$1,611		$2,194		$2,848		$2,723
Ratio of Expenses to Average Net Assets(8)	1.78	%(4)(6)	1.85	%(4)	1.81	%(4)	1.81	%(4)	1.93	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.04	%(4)	0.24	%(4)	0.52	%(4)	0.46	%(4)	0.55	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	76%		39%		35%		61%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.73%		4.39%		3.35%		3.06%		3.15%
Net Investment Loss to Average Net Assets	(1.91)%		(2.30)%		(1.02)%		(0.79)%		(0.67)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratios of 1.85% for Class L shares. Prior to October 1, 2014 the maximum ratio was 2.05% for Class L shares.

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to April 30, 2018, the maximum ratio was 1.85% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Sustain Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$12.26		$10.67		$11.30		$11.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	(0.03)		(0.01)		0.02		(0.03)
Net Realized and Unrealized Gain (Loss)	(0.02)		2.30		0.32		0.02
Total from Investment Operations	(0.05)		2.29		0.34		(0.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.01)		(0.09)		(0.12)
Net Realized Gain	(0.90)		(0.69)		(0.88)		(0.34)
Total Distributions	(0.91)		(0.70)		(0.97)		(0.46)
Net Asset Value, End of Period	$11.30		$12.26		$10.67		$11.30
Total Return(4)	(0.50)%		21.46%		3.06%		(0.13	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,846		$1,430		$819		$648
Ratio of Expenses to Average Net Assets(10)	2.02	%(5)(6)	2.10	%(5)	2.10	%(5)	2.10	%(5)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	(0.24	)%(5)	(0.06	)%(5)	0.17	%(5)	(0.39	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	76%		39%		35%		61%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.00%		4.71%		3.83%		3.80	%(9)
Net Investment Loss to Average Net Assets	(2.22)%		(2.67)%		(1.56)%		(2.09	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to April 30, 2018, the maximum ratio was 2.10% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Sustain Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$12.47		$10.81		$11.43		$11.34		$11.28
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.05		0.14		0.16		0.16		0.17
Net Realized and Unrealized Gain	0.04		2.34		0.31		0.45		0.13
Total from Investment Operations	0.09		2.48		0.47		0.61		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.13)		(0.21)		(0.18)		(0.13)
Net Realized Gain	(0.90)		(0.69)		(0.88)		(0.34)		(0.11)
Total Distributions	(0.98)		(0.82)		(1.09)		(0.52)		(0.24)
Net Asset Value, End of Period	$11.58		$12.47		$10.81		$11.43		$11.34
Total Return(3)	0.66%		22.91%		4.17%		5.38%		2.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,847		$12		$11		$11		$11
Ratio of Expenses to Average Net Assets(8)	0.85	%(4)(6)	0.95	%(4)	0.95	%(4)	0.95	%(4)	1.10	%(4)(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.41	%(4)	1.15	%(4)	1.35	%(4)	1.31	%(4)	1.51	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	76%		39%		35%		61%		31%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.12%		19.10%		19.36%		16.35%		19.72%
Net Investment Loss to Average Net Assets	(1.86)%		(17.00)%		(17.06)%		(14.09)%		(17.11)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective October 1, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class IS shares. Prior to October 1, 2014, the maximum ratio was 1.15% for Class IS shares.

(6)  Effective April 30, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class IS shares. Prior to April 30, 2018, the maximum ratio was 0.95% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Sustain Portfolio (name changed on April 30, 2018, formerly Global Quality Portfolio). The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the

Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$386	$—	$—	$386
Capital Markets	293	—	—	293
Health Care Equipment & Supplies	2,282	—	—	2,282
Health Care Technology	239	—	—	239
Household Products	165	1,505	—	1,670
Information Technology Services	2,235	—	—	2,235
Insurance	—	476	—	476
Interactive Media & Services	907	—	—	907
Internet & Direct Marketing Retail	265	—	—	265
Media	1,084	—	—	1,084
Personal Products	—	920	—	920
Pharmaceuticals	538	932	—	1,470
Professional Services	—	582	—	582
Software	1,311	703	—	2,014
Textiles, Apparel & Luxury Goods	285	—	—	285
Total Common Stocks	9,990	5,118	—	15,108
Short-Term Investment
Investment Company	606	—	—	606
Total Assets	$10,596	$5,118	$—	$15,714

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

Effective April 30, 2018, the Fund's annual rate based on the daily net assets is as follows:

First $500 million	Over $500 million
0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. Effective April 30, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual operating expenses will not exceed 0.90% for Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares and 0.85% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $93,000 of advisory fees were waived and approximately $156,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $14,260,000 and $9,361,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$286	$12,241	$11,921	$5
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$606

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$66	$1,105	$91	$539

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(199)	$199

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$14	$90

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.9%.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Sustain Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Sustain Portfolio (formerly, Global Quality Portfolio) (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Sustain Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 98.6% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $1,105,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $65,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

33

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGQANN
2398663 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Growth Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	30
Federal Tax Notice	31
Privacy Notice	32
Director and Officer Information	35

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$901.10	$1,022.18	$2.88	$3.06	0.60%
Growth Portfolio Class A	1,000.00	900.10	1,020.92	4.07	4.33	0.85
Growth Portfolio Class L	1,000.00	898.00	1,018.70	6.17	6.56	1.29
Growth Portfolio Class C	1,000.00	896.70	1,017.29	7.51	7.98	1.57
Growth Portfolio Class IS	1,000.00	901.50	1,022.68	2.40	2.55	0.50
Growth Portfolio Class IR	1,000.00	901.50	1,022.68	2.40	2.55	0.50

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 7.66%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned –1.51%.

Factors Affecting Performance

•  U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017's historically low levels, with especially sharp price swings in February, October and December 2018.

•  Within the Index, the utilities, consumer discretionary and information technology (IT) were the best-performing sectors, while energy, materials and communication services were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's outperformance was largely driven by stock selection. Sector allocation in aggregate did not have a material impact on performance.

•  Our stock selection was most favorable in the health care, IT and consumer discretionary sectors. Three health care holdings — a provider of cloud-based software solutions primarily to the life sciences industry, a leading maker of continuous glucose monitoring devices used by diabetics, and a leading genetic testing and analysis systems developer — were among the top five contributors to performance across the whole portfolio over the 12-month period. Also among the five top contributors were an online retail and cloud computing leader and a provider of cloud-based software for finance and human resource management.

•  The communication services sector was the chief detractor from relative performance due to both stock selection and an overweight allocation in the sector. A music streaming service and a video game publisher were the two largest detracting holdings in the communication services sector and across the whole portfolio. Stock selection in the materials sector also dampened relative results, as did an underweight to the IT sector.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(4)	7.66%	12.59%	19.72%	10.90%
Fund — Class A Shares w/o sales charges(5)	7.39	12.29	19.42	9.91
Fund — Class A Shares with maximum 5.25% sales charges(5)	1.76	11.09	18.78	9.65
Fund — Class L Shares w/o sales charges(6)	6.89	11.70	—	14.42
Fund — Class C Shares w/o sales charges(8)	6.61	—	—	11.94
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	5.62	—	—	11.94
Fund — Class IS Shares w/o sales charges(7)	7.74	12.69	—	15.15
Fund — Class IR Shares w/o sales charges(9)	—	—	—	–13.48
Russell 1000® Growth Index	–1.51	10.40	15.29	8.91
Lipper Multi-Cap Growth Funds Index	–3.23	8.01	14.10	8.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on June 15, 2018.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Biotechnology (1.2%)
Alnylam Pharmaceuticals, Inc. (a)	378,114	$27,568
Bluebird Bio, Inc. (a)	56,061	5,561
Editas Medicine, Inc. (a)	338,615	7,704
Intellia Therapeutics, Inc. (a)	449,168	6,131
Intrexon Corp. (a)(b)	743,125	4,860
Moderna, Inc. (a)(b)	757,606	11,569
		63,393
Entertainment (4.7%)
Activision Blizzard, Inc.	1,769,459	82,404
Spotify Technology SA (a)	1,503,618	170,660
		253,064
Health Care Equipment & Supplies (9.5%)
DexCom, Inc. (a)	1,589,177	190,383
Intuitive Surgical, Inc. (a)	560,529	268,449
LivaNova PLC (a)	524,011	47,931
		506,763
Health Care Providers & Services (1.4%)
HealthEquity, Inc. (a)	1,236,455	73,754
Health Care Technology (9.8%)
Agilon Health Topco, Inc. (a)(c)(d)(e) (acquisition cost — $25,030; acquired 11/7/18)	66,188	25,069
athenahealth, Inc. (a)	1,227,256	161,912
Veeva Systems, Inc., Class A (a)	3,782,938	337,892
		524,873
Hotels, Restaurants & Leisure (3.4%)
Starbucks Corp.	2,855,781	183,912
Information Technology Services (6.3%)
MongoDB, Inc. (a)	1,004,862	84,147
Shopify, Inc., Class A (a)	616,245	85,319
Square, Inc., Class A (a)	1,339,201	75,116
Twilio, Inc., Class A (a)	1,058,496	94,524
		339,106
Interactive Media & Services (13.9%)
Alphabet, Inc., Class C (a)	139,291	144,251
Facebook, Inc., Class A (a)	1,029,649	134,977
IAC/InterActiveCorp (a)	1,157,234	211,820
Twitter, Inc. (a)	8,759,554	251,749
		742,797
Internet & Direct Marketing Retail (14.2%)
Amazon.com, Inc. (a)	304,051	456,676
Farfetch Ltd., Class A (a)	2,825,848	50,046
GrubHub, Inc. (a)	1,099,902	84,483
MercadoLibre, Inc.	290,577	85,095
Netflix, Inc. (a)	318,884	85,353
		761,653
Life Sciences Tools & Services (5.7%)
Illumina, Inc. (a)	1,026,732	307,948
	Shares	Value (000)
Pharmaceuticals (0.1%)
Nektar Therapeutics (a)	116,932	$3,844
Road & Rail (3.4%)
Union Pacific Corp.	1,323,251	182,913
Semiconductors & Semiconductor Equipment (0.5%)
NVIDIA Corp.	193,203	25,793
Software (18.9%)
Autodesk, Inc. (a)	641,964	82,563
salesforce.com, Inc. (a)	2,126,298	291,239
ServiceNow, Inc. (a)	1,660,354	295,626
Workday, Inc., Class A (a)	2,141,668	341,982
		1,011,410
Textiles, Apparel & Luxury Goods (3.5%)
LVMH Moet Hennessy Louis Vuitton SE	646,657	190,017
Total Common Stocks (Cost $3,859,130)		5,171,240
Preferred Stocks (2.5%)
Electronic Equipment, Instruments & Components (0.4%)
Magic Leap Series C (a)(c)(d)(e) (acquisition cost — $18,812; acquired 12/22/15)	816,725	22,052
Internet & Direct Marketing Retail (2.1%)
Airbnb, Inc. Series D (a)(c)(d)(e) (acquisition cost — $20,638; acquired 4/16/14)	506,928	61,211
Uber Technologies Series G (a)(c)(d)(e) (acquisition cost — $54,173; acquired 12/3/15)	1,110,729	51,238
		112,449
Total Preferred Stocks (Cost $93,623)		134,501
Short-Term Investments (1.2%)
Securities held as Collateral on Loaned Securities (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	6,540,774	6,541
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 1/2/19; proceeds $494; fully collateralized by a U.S. Government obligation; 2.50% due 5/15/24; valued at $504)	$494	494
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/2/19; proceeds $1,001; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $1,021)	1,001	1,001
		1,495
Total Securities held as Collateral on Loaned Securities (Cost $8,036)		8,036

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Growth Portfolio

	Shares	Value (000)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $54,901)	54,900,669	$54,901
	Total Short-Term Investments (Cost $62,937)	62,937
	Total Investments Excluding Purchased Options (100.2%) (Cost $4,015,690)	5,368,678
	Total Purchased Options Outstanding (0.1%) (Cost $15,994)	3,217
	Total Investments (100.3%) (Cost $4,031,684) Including $15,983 of Securities Loaned (f)(g)	5,371,895
	Liabilities in Excess of Other Assets (–0.3%)	(13,810)
	Net Assets (100.0%)	$5,358,085

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security has been deemed illiquid at December 31, 2018.

(d)  At December 31, 2018, the Fund held fair valued securities valued at approximately $159,570,000, representing 3.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018 amounts to approximately $159,570,000 and represents 3.0% of net assets.

(f)  The approximate fair value and percentage of net assets, $190,017,000 and 3.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $4,040,958,000. The aggregate gross unrealized appreciation is approximately $1,662,873,000 and the aggregate gross unrealized depreciation is approximately $331,936,000, resulting in net unrealized appreciation of approximately $1,330,937,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	1,006,048,938	1,006,049	$103	$4,366	$(4,263)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	1,184,205,924	1,184,206	1,282	5,770	(4,488)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	996,202,179	996,202	1,832	5,858	(4,026)
							$3,217	$15,994	$(12,777)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	19.7%
Software	18.9
Internet & Direct Marketing Retail	16.3
Interactive Media & Services	13.9
Health Care Technology	9.8
Health Care Equipment & Supplies	9.4
Information Technology Services	6.3
Life Sciences Tools & Services	5.7
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Growth Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,970,242)	$5,310,453
Investment in Security of Affiliated Issuer, at Value (Cost $61,442)	61,442
Total Investments in Securities, at Value (Cost $4,031,684)	5,371,895
Foreign Currency, at Value (Cost $1,247)	1,260
Cash from Securities Lending	49
Receivable for Fund Shares Sold	15,931
Dividends Receivable	533
Receivable from Affiliate	193
Receivable from Securities Lending Income	44
Other Assets	308
Total Assets	5,390,213
Liabilities:
Payable for Fund Shares Redeemed	12,452
Collateral on Securities Loaned, at Value	8,085
Payable for Advisory Fees	5,650
Due to Broker	3,742
Payable for Shareholder Services Fees — Class A	450
Payable for Distribution and Shareholder Services Fees — Class L	55
Payable for Distribution and Shareholder Services Fees — Class C	80
Payable for Sub Transfer Agency Fees — Class I	210
Payable for Sub Transfer Agency Fees — Class A	332
Payable for Sub Transfer Agency Fees — Class L	12
Payable for Sub Transfer Agency Fees — Class C	4
Payable for Administration Fees	376
Payable for Directors' Fees and Expenses	139
Payable for Transfer Agency Fees — Class I	30
Payable for Transfer Agency Fees — Class A	92
Payable for Transfer Agency Fees — Class L	7
Payable for Transfer Agency Fees — Class C	3
Payable for Transfer Agency Fees — Class IS	2
Payable for Transfer Agency Fees — Class IR	2
Payable for Professional Fees	59
Payable for Custodian Fees	34
Payable for Investments Purchased	2
Bank Overdraft	1
Other Liabilities	309
Total Liabilities	32,128
Net Assets	$5,358,085
Net Assets Consist of:
Paid-in-Capital	$4,031,476
Total Distributable Earnings	1,326,609
Net Assets	$5,358,085

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$1,785,893
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	42,775,951
Net Asset Value, Offering and Redemption Price Per Share	$41.75
CLASS A:
Net Assets	$2,043,706
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	51,589,276
Net Asset Value, Redemption Price Per Share	$39.61
Maximum Sales Load	5.25%
Maximum Sales Charge	$2.20
Maximum Offering Price Per Share	$41.80
CLASS L:
Net Assets	$83,818
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,234,315
Net Asset Value, Offering and Redemption Price Per Share	$37.51
CLASS C:
Net Assets	$92,431
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,486,821
Net Asset Value, Offering and Redemption Price Per Share	$37.17
CLASS IS:
Net Assets	$1,202,659
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	28,609,626
Net Asset Value, Offering and Redemption Price Per Share	$42.04
CLASS IR:
Net Assets	$149,578
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,558,313
Net Asset Value, Offering and Redemption Price Per Share	$42.04
(1) Including: Securities on Loan, at Value:	$15,983

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Growth Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $729 of Foreign Taxes Withheld)	$18,108
Dividends from Security of Affiliated Issuer (Note G)	3,222
Income from Securities Loaned — Net	766
Total Investment Income	22,096
Expenses:
Advisory Fees (Note B)	21,914
Shareholder Services Fees — Class A (Note D)	5,571
Distribution and Shareholder Services Fees — Class L (Note D)	722
Distribution and Shareholder Services Fees — Class C (Note D)	731
Administration Fees (Note C)	4,323
Sub Transfer Agency Fees — Class I	1,286
Sub Transfer Agency Fees — Class A	1,780
Sub Transfer Agency Fees — Class L	41
Sub Transfer Agency Fees — Class C	46
Transfer Agency Fees — Class I (Note E)	83
Transfer Agency Fees — Class A (Note E)	254
Transfer Agency Fees — Class L (Note E)	21
Transfer Agency Fees — Class C (Note E)	9
Transfer Agency Fees — Class IS (Note E)	5
Transfer Agency Fees — Class IR (Note E)	3
Shareholder Reporting Fees	314
Registration Fees	251
Professional Fees	147
Directors' Fees and Expenses	130
Custodian Fees (Note F)	125
Pricing Fees	3
Other Expenses	147
Total Expenses	37,906
Rebate from Morgan Stanley Affiliate (Note G)	(360)
Net Expenses	37,546
Net Investment Loss	(15,450)
Realized Gain (Loss):
Investments Sold	297,761
Foreign Currency Translation	(111)
Net Realized Gain	297,650
Change in Unrealized Appreciation (Depreciation):
Investments	(58,531)
Foreign Currency Translation	11
Net Change in Unrealized Appreciation (Depreciation)	(58,520)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	239,130
Net Increase in Net Assets Resulting from Operations	$223,680

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(15,450)	$(13,973)
Net Realized Gain	297,650	894,382
Net Change in Unrealized Appreciation (Depreciation)	(58,520)	411,029
Net Increase in Net Assets Resulting from Operations	223,680	1,291,438
Dividends and Distributions to Shareholders:
Class I	(128,911)	(187,298)*
Class A	(164,975)	(345,858)*
Class L	(7,134)	(17,850)*
Class C	(6,987)	(7,005)*
Class IS	(91,589)	(199,297)*
Class IR	(8,886)	—
Total Dividends and Distributions to Shareholders	(408,482)	(757,308)
Capital Share Transactions:(1)
Class I:
Subscribed	1,385,099	405,570
Distributions Reinvested	117,991	177,679
Redeemed	(608,627)	(447,722)
Class A:
Subscribed	640,192	178,801
Distributions Reinvested	160,500	335,396
Redeemed	(546,860)	(300,610)
Class L:
Exchanged	315	223
Distributions Reinvested	7,014	17,412
Redeemed	(13,831)	(13,660)
Class C:
Subscribed	76,038	20,320
Distributions Reinvested	6,370	6,339
Redeemed	(17,708)	(6,799)
Class IS:
Subscribed	229,920	153,542
Distributions Reinvested	90,879	196,890
Redeemed	(241,666)	(248,653)
Class IR:
Subscribed	169,937 (a)	—
Distributions Reinvested	8,885 (a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	1,464,448	474,728
Total Increase in Net Assets	1,279,646	1,008,858
Net Assets:
Beginning of Period	4,078,439	3,069,581
End of Period	$5,358,085	$4,078,439 †

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Growth Portfolio
Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	29,271	9,187
Shares Issued on Distributions Reinvested	2,601	4,245
Shares Redeemed	(12,899)	(10,284)
Net Increase in Class I Shares Outstanding	18,973	3,148
Class A:
Shares Subscribed	14,015	4,204
Shares Issued on Distributions Reinvested	3,714	8,385
Shares Redeemed	(12,098)	(7,161)
Net Increase in Class A Shares Outstanding	5,631	5,428
Class L:
Shares Exchanged	9	6
Shares Issued on Distributions Reinvested	171	455
Shares Redeemed	(319)	(346)
Net Increase (Decrease) in Class L Shares Outstanding	(139)	115
Class C:
Shares Subscribed	1,767	491
Shares Issued on Distributions Reinvested	158	167
Shares Redeemed	(432)	(171)
Net Increase in Class C Shares Outstanding	1,493	487
Class IS:
Shares Subscribed	4,734	3,485
Shares Issued on Distributions Reinvested	1,984	4,682
Shares Redeemed	(5,123)	(5,924)
Net Increase in Class IS Shares Outstanding	1,595	2,243
Class IR:
Shares Subscribed	3,360 (a)	—
Shares Issued on Distributions Reinvested	198 (a)	—
Net Increase in Class IR Shares Outstanding	3,558	—

(a)  For the period June 15, 2018 through December 31, 2018.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(187,298)
Class A:
Net Realized Gain	$(345,858)
Class L:
Net Realized Gain	$(17,850)
Class C:
Net Realized Gain	$(7,005)
Class IS:
Net Realized Gain	$(199,297)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(248).

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$41.65		$35.19		$40.44		$38.86		$38.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.08)		(0.11)		0.01		(0.07)		(0.03)
Net Realized and Unrealized Gain (Loss)	3.50		15.39		(0.79)		4.70		2.43
Total from Investment Operations	3.42		15.28		(0.78)		4.63		2.40
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.00	)(3)
Net Realized Gain	(3.32)		(8.82)		(4.47)		(3.05)		(1.92)
Total Distributions	(3.32)		(8.82)		(4.47)		(3.05)		(1.92)
Net Asset Value, End of Period	$41.75		$41.65		$35.19		$40.44		$38.86
Total Return(4)	7.66%		43.83%		(1.91)%		11.91%		6.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,785,893		$991,362		$726,787		$876,660		$794,648
Ratio of Expenses to Average Net Assets(9)	0.58	%(5)	0.61	%(5)	0.63	%(5)(7)	0.61	%(5)	0.69	%(5)(6)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.61	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	(0.17	)%(5)	(0.25	)%(5)	0.02	%(5)	(0.18	)%(5)	(0.08	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(8)	0.00	%(8)	0.01%
Portfolio Turnover Rate	41%		55%		39%		34%		44%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.63%		N/A		N/A
Net Investment Income to Average Net Assets	N/A		N/A		0.02%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.70% for Class I shares. Prior to April 7, 2014, the maximum ratio was 0.80% for Class I shares.

(7)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to April 7, 2016, the maximum ratio was 0.70% for Class I shares.

(8)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$39.77		$33.97		$39.31		$37.98		$37.61
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.19)		(0.22)		(0.10)		(0.21)		(0.13)
Net Realized and Unrealized Gain (Loss)	3.35		14.84		(0.77)		4.59		2.42
Total from Investment Operations	3.16		14.62		(0.87)		4.38		2.29
Distributions from and/or in Excess of:
Net Realized Gain	(3.32)		(8.82)		(4.47)		(3.05)		(1.92)
Net Asset Value, End of Period	$39.61		$39.77		$33.97		$39.31		$37.98
Total Return(3)	7.39%		43.45%		(2.21)%		11.53%		6.25%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,043,706		$1,827,833		$1,376,836		$1,630,538		$1,549,756
Ratio of Expenses to Average Net Assets(8)	0.84	%(4)	0.88	%(4)	0.92	%(4)(6)	0.96	%(4)	0.83	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.88	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(8)	(0.43	)%(4)	(0.52	)%(4)	(0.26	)%(4)	(0.52	)%(4)	(0.34	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	41%		55%		39%		34%		44%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.92%		0.96%		N/A
Net Investment Loss to Average Net Assets	N/A		N/A		(0.26)%		(0.52)%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class A shares. Prior to April 7, 2014, the maximum ratio was 1.15% for Class A shares.

(6)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class A shares. Prior to April 7, 2016, the maximum ratio was 1.05% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$37.99		$32.90		$38.41		$37.40		$37.26
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.39)		(0.43)		(0.29)		(0.44)		(0.31)
Net Realized and Unrealized Gain (Loss)	3.23		14.34		(0.75)		4.50		2.38
Total from Investment Operations	2.84		13.91		(1.04)		4.06		2.07
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(3.32)		(8.82)		(4.47)		(3.05)		(1.92)
Total Distributions	(3.32)		(8.82)		(4.47)		(3.05)		(1.93)
Net Asset Value, End of Period	$37.51		$37.99		$32.90		$38.41		$37.40
Total Return(3)	6.89%		42.69%		(2.72)%		10.85%		5.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$83,818		$90,177		$74,324		$89,277		$89,854
Ratio of Expenses to Average Net Assets(8)	1.31	%(4)	1.42	%(4)	1.45	%(4)(6)	1.55	%(4)	1.29	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.42	%(4)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(8)	(0.90	)%(4)	(1.05	)%(4)	(0.79	)%(4)	(1.11	)%(4)	(0.82	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	41%		55%		39%		34%		44%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.45%		1.57%		N/A
Net Investment Loss to Average Net Assets	N/A		N/A		(0.79)%		(1.13)%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.55% for Class L shares. Prior to April 7, 2014, the maximum ratio was 1.65% for Class L shares.

(6)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class L shares. Prior to April 7, 2016, the maximum ratio was 1.55% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$37.76		$32.81		$38.40		$40.33
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.51)		(0.51)		(0.38)		(0.35)
Net Realized and Unrealized Gain (Loss)	3.24		14.28		(0.74)		1.47
Total from Investment Operations	2.73		13.77		(1.12)		1.12
Distributions from and/or in Excess of:
Net Realized Gain	(3.32)		(8.82)		(4.47)		(3.05)
Net Asset Value, End of Period	$37.17		$37.76		$32.81		$38.40
Total Return(4)	6.61%		42.37%		(2.93)%		2.71	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$92,431		$37,524		$16,613		$13,544
Ratio of Expenses to Average Net Assets(10)	1.57	%(5)	1.63	%(5)	1.70	%(5)(6)	1.62	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.63	%(5)	N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(10)	(1.17	)%(5)	(1.26	)%(5)	(1.04	)%(5)	(1.29	)%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	41%		55%		39%		34%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.70%		N/A
Net Investment Loss to Average Net Assets	N/A		N/A		(1.04)%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Loss to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.90% for Class C shares. Prior to April 7, 2016, the maximum ratio was 1.80% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$41.89		$35.32		$40.54		$38.92		$38.40
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.04)		(0.07)		0.05		(0.04)		(0.05)
Net Realized and Unrealized Gain (Loss)	3.51		15.46		(0.80)		4.71		2.50
Total from Investment Operations	3.47		15.39		(0.75)		4.67		2.45
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		—		(0.01)
Net Realized Gain	(3.32)		(8.82)		(4.47)		(3.05)		(1.92)
Total Distributions	(3.32)		(8.82)		(4.47)		(3.05)		(1.93)
Net Asset Value, End of Period	$42.04		$41.89		$35.32		$40.54		$38.92
Total Return(3)	7.74%		43.98%		(1.83)%		11.97%		6.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,202,659		$1,131,543		$875,021		$1,019,889		$964,465
Ratio of Expenses to Average Net Assets(8)	0.50	%(4)	0.53	%(4)	0.54	%(4)(6)	0.54	%(4)	0.54	%(4)(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.53	%(4)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.09	)%(4)	(0.16	)%(4)	0.12	%(4)	(0.10	)%(4)	(0.12	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.01%
Portfolio Turnover Rate	41%		55%		39%		34%		44%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.54%		N/A		0.55%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A		0.12%		N/A		(0.13)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective April 7, 2014, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.67% for Class IS shares. Prior to April 7, 2014, the maximum ratio was 0.73% for Class IS shares.

(6)  Effective April 7, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.73% for Class IS shares. Prior to April 7, 2016, the maximum ratio was 0.67% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Growth Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$52.16
Loss from Investment Operations:
Net Investment Loss(2)	(0.04)
Net Realized and Unrealized Loss	(6.76)
Total from Investment Operations	(6.80)
Distributions from and/or in Excess of:
Net Realized Gain	(3.32)
Net Asset Value, End of Period	$42.04
Total Return(3)	(13.48	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$149,578
Ratios of Expenses to Average Net Assets	0.49	%(4)(6)
Ratio of Net Investment Loss to Average Net Assets	(0.14	)%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	41%

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$63,393	$—	$—	$63,393
Entertainment	253,064	—	—	253,064
Health Care Equipment & Supplies	506,763	—	—	506,763
Health Care Providers & Services	73,754	—	—	73,754
Health Care Technology	499,804	—	25,069	524,873
Hotels, Restaurants & Leisure	183,912	—	—	183,912
Information Technology Services	339,106	—	—	339,106
Interactive Media & Services	742,797	—	—	742,797
Internet & Direct Marketing Retail	761,653	—	—	761,653
Life Sciences Tools & Services	307,948	—	—	307,948
Pharmaceuticals	3,844	—	—	3,844
Road & Rail	182,913	—	—	182,913
Semiconductors & Semiconductor Equipment	25,793	—	—	25,793
Software	1,011,410	—	—	1,011,410
Textiles, Apparel & Luxury Goods	—	190,017	—	190,017
Total Common Stocks	4,956,154	190,017	25,069	5,171,240
Preferred Stocks
Electronic Equipment, Instruments & Components	—	—	22,052	22,052
Internet & Direct Marketing Retail	—	—	112,449	112,449
Total Preferred Stocks	—	—	134,501	134,501
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Call Options Purchased	$—	$3,217	$—	$3,217
Short-Term Investments
Investment Company	61,442	—	—	61,442
Repurchase Agreements	—	1,495	—	1,495
Total Short-Term Investments	61,442	1,495	—	62,937
Total Assets	$5,017,596	$194,729	$159,570	$5,371,895

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)	Preferred Stocks (000)
Beginning Balance	$—	$136,474
Purchases	25,029	—
Sales	—	(25,467)
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Corporate actions	—	(7,182)
Change in unrealized appreciation (depreciation)	40	20,208
Realized gains (losses)	—	10,468
Ending Balance	$25,069	$134,501
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$40	$19,713

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average		Impact to Valuation from an Increase in Input††
Common Stock	$25,069	Market Transaction Method	Precedent Transaction	$378.16		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.50%		Decrease
			Perpetual Growth Rate	3.50%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.3	x	Increase
			Discount for Lack of Marketability	15.00%		Decrease
Preferred Stocks	$134,501	Market Transaction Method	Precedent Transaction	$27.00–$48.77/$42.22		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	14.0%–27.0%/16.80%		Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	1.1x–10.5x/6.21x		Increase
			Discount for Lack of Marketability	9.0%–20.0%/13.53%		Decrease

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$3,217	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables sets forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Investments	(Purchased Options)	$(8,015	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk Investments	(Purchased Options)	$(5,982	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$3,217	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$3,217	(a)	$—	$(3,217)	$0

(a)  Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,104,681,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The

Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$15,983	(f)	$—	$(15,710	)(g)	$273

(f)  Represents market value of loaned securities at year end.

(g)  The Fund received cash collateral of approximately $8,085,000, of which approximately $8,036,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $49,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $7,625,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$8,085	$—	$—	$—	$8,085
Total Borrowings	$8,085	$—	$—	$—	$8,085
Gross amount of recognized liabilities for securities lending transactions					$8,085

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares, 0.73% for Class IS shares and 0.73% for Class IR shares. the

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect for the year ended December 31, 2018.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $3,148,475,000 and $2,122,670,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $360,000 relating to the Fund's investment in the Liquidity Funds.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$120,418	$1,848,339	$1,907,315	$3,222
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$61,442

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$21,258	$387,224	$95,691	$661,617

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits and a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(83,958)	$83,958

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$4,144	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 47.0%.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 8.0% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $387,224,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

38

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

39

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGRWANN
2404076 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Advantage Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Advantage Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

International Advantage Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Advantage Portfolio Class I	$1,000.00	$871.70	$1,020.27	$4.62	$4.99	0.98%
International Advantage Portfolio Class A	1,000.00	870.40	1,018.35	6.41	6.92	1.36
International Advantage Portfolio Class L	1,000.00	868.10	1,015.98	8.62	9.30	1.83
International Advantage Portfolio Class C	1,000.00	867.40	1,014.67	9.84	10.61	2.09
International Advantage Portfolio Class IS	1,000.00	872.20	1,020.52	4.39	4.74	0.93

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

International Advantage Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –5.19%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned –14.20%.

Factors Affecting Performance

•  Global growth concerns weighed heavily on global equities in the 12-month period. Economic indicators were signaling slowdowns across China, Europe and the U.K., and Japan while at the same time financial conditions were tightening and geopolitical risks increased, particularly regarding trade protectionism. The U.S. economy was an outlier, as growth accelerated on tailwinds from tax cuts and deregulation. But by the end of the year, U.S. companies downgraded their earnings forecasts as the benefits of fiscal stimulus were expected to recede and business sentiment deteriorated due to the U.S.-China trade relations. With global growth fading and the outcome of trade disputes, Brexit and other issues still largely unpredictable, investors grew anxious about the duration of the Federal Reserve's monetary tightening and the European Central Bank's decision to begin withdrawing its stimulus. Pricing these risks was challenging, which led to increased equity volatility through the year.

•  International equity markets declined 14.20% for the 12-month period ended December 31, 2018, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The main positive contributor to performance was our stock selection in consumer discretionary, health care and information technology.

•  Detractors from performance included our stock selection in utilities, an overweight in consumer discretionary and an underweight in energy. The Fund had no energy holdings at the end of reporting period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period ended December 31, 2018, consumer staples represented the largest sector weight in the Fund, followed by consumer discretionary and information technology. The team's bottom-up investment process resulted in sector overweight positions in consumer staples, consumer discretionary and information technology, and underweight positions in financials, materials, energy, communication services, industrials, real estate, health care and utilities. The Fund had no energy and real estate holdings at the end of the reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on December 28, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(4)	–5.19%	9.72%	—	9.98%
Fund — Class A Shares w/o sales charges(4)	–5.48	9.35	—	9.65
Fund — Class A Shares with maximum 5.25% sales charges(4)	–10.45	8.17	—	8.92
Fund — Class L Shares w/o sales charges(4)	–5.95	8.79	—	9.10
Fund — Class C Shares w/o sales charges(5)	–6.18	—	—	7.99
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	–7.10	—	—	7.99
Fund — Class IS Shares w/o sales charges(6)	—	—	—	–15.22
MSCI All Country World ex USA Net Index	–14.20	0.68	—	2.47
Lipper International Multi-Cap Growth Funds Index	–14.74	0.60	—	3.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors.The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Advantage Portfolio

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on December 28, 2010.

(5)  Commenced offering on April 30, 2015.

(6)  Commenced offering on June 15, 2018.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (88.0%)
Australia (4.2%)
Brookfield Infrastructure Partners LP	637,232	$22,004
Cochlear Ltd.	91,007	11,058
		33,062
Belgium (2.4%)
Anheuser-Busch InBev SA N.V.	286,756	18,978
Canada (4.1%)
Brookfield Asset Management, Inc., Class A	441,915	16,948
Constellation Software, Inc.	23,514	15,051
		31,999
China (5.4%)
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,053,104	20,550
TAL Education Group ADR (a)	827,311	22,073
		42,623
Denmark (8.8%)
Chr Hansen Holding A/S	291,754	25,839
DSV A/S	656,871	43,314
		69,153
France (8.5%)
Danone SA	155,685	10,972
Hermes International	73,704	40,762
Pernod Ricard SA	90,301	14,827
		66,561
Germany (1.0%)
Rational AG	13,520	7,680
Hong Kong (3.6%)
AIA Group Ltd.	2,567,900	21,124
Haidilao International Holding Ltd. (a)	863,000	1,827
Haidilao International Holding Ltd. (a)(b)	2,266,000	4,971
		27,922
India (4.2%)
HDFC Bank Ltd.	1,091,345	33,205
Italy (5.9%)
Brunello Cucinelli SpA	32,036	1,101
Moncler SpA	1,339,805	44,771
		45,872
Japan (11.2%)
Calbee, Inc.	882,100	27,567
Keyence Corp.	70,400	35,480
Pigeon Corp.	564,900	24,392
		87,439
Sweden (2.7%)
Vitrolife AB	1,254,589	20,785
Switzerland (5.8%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	401	29,886
Kuehne & Nagel International AG (Registered)	118,584	15,287
		45,173
	Shares	Value (000)
United Kingdom (11.6%)
Diageo PLC	308,142	$10,953
Fevertree Drinks PLC	555,034	15,449
Reckitt Benckiser Group PLC	393,095	30,019
Rightmove PLC	6,289,471	34,561
		90,982
United States (8.6%)
Booking Holdings, Inc. (a)	18,837	32,445
EPAM Systems, Inc. (a)	303,628	35,224
		67,669
Total Common Stocks (Cost $715,841)		689,103
Short-Term Investment (14.0%)
Investment Company (14.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $109,356)	109,355,777	109,356
Total Investments Excluding Purchased Options (102.0%) (Cost $825,197)		798,459
Total Purchased Options Outstanding (0.0%) (Cost $1,388)		297
Total Investments (102.0%) (Cost $826,585) (c)(d)		798,756
Liabilities in Excess of Other Assets (–2.0%)		(15,360)
Net Assets (100.0%)		$783,396

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The approximate fair value and percentage of net assets, $545,359,000 and 69.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(d)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $830,545,000. The aggregate gross unrealized appreciation is approximately $10,997,000 and the aggregate gross unrealized depreciation is approximately $42,786,000, resulting in net unrealized depreciation of approximately $31,789,000.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

International Advantage Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	75,828,194	75,828	$8	$329	$(321)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	95,067,431	95,067	103	463	(360)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	101,329,227	101,329	186	596	(410)
							$297	$1,388	$(1,091)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	44.5%
Short-Term Investments	13.7
Food Products	11.2
Textiles, Apparel & Luxury Goods	10.9
Beverages	7.5
Household Products	6.8
Road & Rail	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Advantage Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $717,229)	$689,400
Investment in Security of Affiliated Issuer, at Value (Cost $109,356)	109,356
Total Investments in Securities, at Value (Cost $826,585)	798,756
Foreign Currency, at Value (Cost $571)	573
Cash	246
Receivable for Fund Shares Sold	17,703
Receivable for Investments Sold	6,161
Tax Reclaim Receivable	248
Receivable from Affiliate	155
Other Assets	116
Total Assets	823,958
Liabilities:
Payable for Investments Purchased	34,968
Payable for Fund Shares Redeemed	3,535
Payable for Advisory Fees	1,032
Due to Broker	570
Deferred Capital Gain Country Tax	141
Payable for Sub Transfer Agency Fees — Class I	46
Payable for Sub Transfer Agency Fees — Class A	29
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	2
Payable for Shareholder Services Fees — Class A	45
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	9
Payable for Professional Fees	52
Payable for Administration Fees	47
Payable for Custodian Fees	28
Payable for Transfer Agency Fees — Class I	19
Payable for Transfer Agency Fees — Class A	6
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	31
Total Liabilities	40,562
Net Assets	$783,396
Net Assets Consist of:
Paid-in-Capital	$811,973
Total Accumulated Loss	(28,577)
Net Assets	$783,396

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Advantage Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$569,408
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	36,175,170
Net Asset Value, Offering and Redemption Price Per Share	$15.74
CLASS A:
Net Assets	$202,732
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	13,029,067
Net Asset Value, Redemption Price Per Share	$15.56
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.86
Maximum Offering Price Per Share	$16.42
CLASS L:
Net Assets	$161
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	10,604
Net Asset Value, Offering and Redemption Price Per Share	$15.18
CLASS C:
Net Assets	$11,087
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	738,398
Net Asset Value, Offering and Redemption Price Per Share	$15.02
CLASS IS:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	529
Net Asset Value, Offering and Redemption Price Per Share	$15.75

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Advantage Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $452 of Foreign Taxes Withheld)	$3,894
Non-Cash Dividends from Securities of Unaffiliated Issuers	1,140
Dividends from Security of Affiliated Issuer (Note G)	788
Income from Securities Loaned — Net	3
Total Investment Income	5,825
Expenses:
Advisory Fees (Note B)	3,846
Sub Transfer Agency Fees — Class I	334
Sub Transfer Agency Fees — Class A	252
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	10
Shareholder Services Fees — Class A (Note D)	453
Distribution and Shareholder Services Fees — Class L (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	103
Administration Fees (Note C)	385
Professional Fees	124
Registration Fees	107
Custodian Fees (Note F)	105
Transfer Agency Fees — Class I (Note E)	55
Transfer Agency Fees — Class A (Note E)	17
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Reporting Fees	67
Directors' Fees and Expenses	14
Other Expenses	32
Total Expenses	5,911
Reimbursement of Class Specific Expenses — Class I (Note B)	(261)
Reimbursement of Class Specific Expenses — Class A (Note B)	(10)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(83)
Waiver of Advisory Fees (Note B)	(81)
Net Expenses	5,473
Net Investment Income	352
Realized Gain:
Investments Sold	10,138
Foreign Currency Translation	29
Net Realized Gain	10,167
Change in Unrealized Appreciation (Depreciation):
Investments (Net Increase in Deferred Capital Gain Country Tax of $141)	(65,692)
Foreign Currency Translation	(31)
Net Change in Unrealized Appreciation (Depreciation)	(65,723)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(55,556)
Net Decrease in Net Assets Resulting from Operations	$(55,204)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Advantage Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$352	$(273)
Net Realized Gain	10,167	6,311
Net Change in Unrealized Appreciation (Depreciation)	(65,723)	37,214
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,204)	43,252
Dividends and Distributions to Shareholders:
Class I	(7,460)	(3,225	)*
Class A	(3,589)	(2,609	)*
Class L	(3)	(3	)*
Class C	(193)	(134	)*
Class IS	(— @)	—
Total Dividends and Distributions to Shareholders	(11,245)	(5,971)
Capital Share Transactions:(1)
Class I:
Subscribed	540,991	152,464
Distributions Reinvested	7,436	3,224
Redeemed	(101,820)	(44,827)
Class A:
Subscribed	225,567	129,943
Distributions Reinvested	3,589	2,609
Redeemed	(148,854)	(10,165)
Class L:
Exchanged	75	27
Distributions Reinvested	3	2
Redeemed	(33)	—
Class C:
Subscribed	8,414	5,022
Distributions Reinvested	193	134
Redeemed	(2,953)	(270)
Class IS:
Subscribed	10 (a)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	532,618	238,163
Redemption Fees	31	7
Total Increase in Net Assets	466,200	275,451
Net Assets:
Beginning of Period	317,196	41,745
End of Period	$783,396	$317,196	†

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Advantage Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	31,862	10,012
Shares Issued on Distributions Reinvested	468	194
Shares Redeemed	(5,996)	(2,865)
Net Increase in Class I Shares Outstanding	26,334	7,341
Class A:
Shares Subscribed	12,985	8,199
Shares Issued on Distributions Reinvested	228	158
Shares Redeemed	(8,785)	(668)
Net Increase in Class A Shares Outstanding	4,428	7,689
Class L:
Shares Exchanged	4	2
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(2)	(— @@)
Net Increase in Class L Shares Outstanding	2	2
Class C:
Shares Subscribed	494	334
Shares Issued on Distributions Reinvested	13	8
Shares Redeemed	(183)	(19)
Net Increase in Class C Shares Outstanding	324	323
Class IS:
Shares Subscribed	1 (a)	—

@  Amount is less than $500.

@@  Amount is less than 500 shares.

(a)  For the period June 15, 2018 through December 31, 2018.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(3,225)
Class A:
Net Realized Gain	$(2,609)
Class L:
Net Realized Gain	$(3)
Class C:
Net Realized Gain	$(134)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(4).

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Advantage Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$16.89		$11.91		$11.80		$12.36		$12.36
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.04		0.00	(3)	0.02		0.10		0.13
Net Realized and Unrealized Gain (Loss)	(0.91)		5.32		0.29		1.18		0.20
Total from Investment Operations	(0.87)		5.32		0.31		1.28		0.33
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.10)		(0.07)
Net Realized Gain	(0.28)		(0.34)		(0.20)		(1.74)		(0.26)
Total Distributions	(0.28)		(0.34)		(0.20)		(1.84)		(0.33)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$15.74		$16.89		$11.91		$11.80		$12.36
Total Return(4)	(5.19)%		44.75%		2.47%		10.23%		2.58%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$569,408		$166,189		$29,781		$2,361		$3,387
Ratio of Expenses to Average Net Assets(8)	0.98	%(5)	0.98	%(5)	0.99	%(5)	1.16	%(5)(6)	1.24	%(5)
Ratio of Net Investment Income to Average Net Assets(8)	0.21	%(5)	0.02	%(5)	0.20	%(5)	0.76	%(5)	1.05	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	29%		30%		23%		96%		30%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%		1.21%		2.26%		4.82%		5.47%
Net Investment Income (Loss) to Average Net Assets	0.08%		(0.21)%		(1.07)%		(2.90)%		(3.18)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.25% for Class I shares.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Advantage Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$16.75		$11.86		$11.79		$12.37		$12.38
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.02)		(0.07)		(0.00	)(3)	0.01		0.09
Net Realized and Unrealized Gain (Loss)	(0.89)		5.30		0.27		1.23		0.19
Total from Investment Operations	(0.91)		5.23		0.27		1.24		0.28
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.08)		(0.03)
Net Realized Gain	(0.28)		(0.34)		(0.20)		(1.74)		(0.26)
Total Distributions	(0.28)		(0.34)		(0.20)		(1.82)		(0.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$15.56		$16.75		$11.86		$11.79		$12.37
Total Return(4)	(5.48)%		44.18%		2.13%		9.92%		2.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$202,732		$144,112		$10,822		$2,966		$889
Ratio of Expenses to Average Net Assets(8)	1.33	%(5)	1.31	%(5)	1.34	%(5)	1.46	%(5)(6)	1.59	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.10	)%(5)	(0.46	)%(5)	(0.04	)%(5)	0.09	%(5)	0.70	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	29%		30%		23%		96%		30%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37%		1.42%		2.55%		5.77%		6.03%
Net Investment Loss to Average Net Assets	(0.14)%		(0.57)%		(1.25)%		(4.22)%		(3.74)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.60% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Advantage Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$16.43		$11.70		$11.69		$12.31		$12.36
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.09)		(0.11)		(0.06)		(0.04)		0.02
Net Realized and Unrealized Gain (Loss)	(0.88)		5.18		0.27		1.20		0.20
Total from Investment Operations	(0.97)		5.07		0.21		1.16		0.22
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.04)		(0.01)
Net Realized Gain	(0.28)		(0.34)		(0.20)		(1.74)		(0.26)
Total Distributions	(0.28)		(0.34)		(0.20)		(1.78)		(0.27)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—		0.00	(3)
Net Asset Value, End of Period	$15.18		$16.43		$11.70		$11.69		$12.31
Total Return(4)	(5.95)%		43.41%		1.64%		9.34%		1.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$161		$135		$75		$211		$148
Ratio of Expenses to Average Net Assets(8)	1.83	%(5)	1.84	%(5)	1.84	%(5)	1.97	%(5)(6)	2.09	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.55	)%(5)	(0.77	)%(5)	(0.52	)%(5)	(0.31	)%(5)	0.20	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.01%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	29%		30%		23%		96%		30%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.82%		3.82%		3.96%		6.87%		7.42%
Net Investment Loss to Average Net Assets	(1.54)%		(2.75)%		(2.64)%		(5.21)%		(5.13)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.10% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Advantage Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$16.30		$11.63		$11.66		$13.80
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.15)		(0.17)		(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss)	(0.85)		5.18		0.28		(0.26)
Total from Investment Operations	(1.00)		5.01		0.17		(0.34)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.06)
Net Realized Gain	(0.28)		(0.34)		(0.20)		(1.74)
Total Distributions	(0.28)		(0.34)		(0.20)		(1.80)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	—
Net Asset Value, End of Period	$15.02		$16.30		$11.63		$11.66
Total Return(5)	(6.18)%		43.16%		1.38%		(2.63	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,087		$6,760		$1,067		$247
Ratio of Expenses to Average Net Assets(11)	2.07	%(6)	2.08	%(6)	2.09	%(6)	2.11	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets(11)	(0.88	)%(6)	(1.12	)%(6)	(0.91	)%(6)	(0.94	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.00	%(8)(10)
Portfolio Turnover Rate	29%		30%		23%		96%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.10%		2.25%		3.60%		9.11	%(10)
Net Investment Loss to Average Net Assets	(0.91)%		(1.29)%		(2.42)%		(7.94	)%(10)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.35% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Advantage Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$18.90
Loss from Investment Operations:
Net Investment Loss(2)	(0.00	)(3)
Net Realized and Unrealized Loss	(2.87)
Total from Investment Operations	(2.87)
Distributions from and/or in Excess of:
Net Realized Gain	(0.28)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$15.75
Total Return(4)	(15.22	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8
Ratio of Expenses to Average Net Assets(8)	0.93	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.04	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%(7)
Portfolio Turnover Rate	29%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.51	%(7)
Net Investment Loss to Average Net Assets	(18.62	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Advantage Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IS shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$33,205	$—	$33,205
Beverages	—	60,207	—	60,207
Biotechnology	—	20,786	—	20,786
Capital Markets	16,948	—	—	16,948
Chemicals	—	25,839	—	25,839
Diversified Consumer Services	22,072	—	—	22,072
Electronic Equipment, Instruments & Components	—	35,480	—	35,480
Food Products	—	88,975	—	88,975
Health Care Equipment & Supplies	—	11,058	—	11,058
Hotels, Restaurants & Leisure	—	6,798	—	6,798
Household Products	—	54,411	—	54,411
Information Technology Services	35,224	—	—	35,224
Insurance	—	21,124	—	21,124
Interactive Media & Services	—	34,560	—	34,560
Internet & Direct Marketing Retail	32,445	—	—	32,445
Machinery	—	7,680	—	7,680
Marine	—	15,287	—	15,287
Multi-Utilities	22,004	—	—	22,004
Road & Rail	—	43,314	—	43,314
Software	15,051	—	—	15,051
Textiles, Apparel & Luxury Goods	—	86,635	—	86,635
Total Common Stocks	143,744	545,359	—	689,103
Call Options Purchased		297		297
Short-Term Investment
Investment Company	109,356	—	—	109,356
Total Assets	$253,100	$545,656	$—	$798,756

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$297	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(453	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(713	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Presented in the Statement of Assets and Liabilities	Gross Amounts of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$297	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$297	(a)	$—	$(297)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	222,961,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2018, the Fund did not have any outstanding securities on loan.

6.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $81,000 of advisory fees were waived and approximately $274,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $581,968,000 and $128,570,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

fees paid were reduced by approximately $83,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$26,761	$347,617	$265,022	$788
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$109,356

During the year ended December 31, 2018, the Fund incurred less than $500 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$44	$11,201	$2,814	$3,157

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$3,391

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$2	$—

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 45.1%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Advantage Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Advantage Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $11,201,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $457,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIAANN
2400552 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Equity Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Equity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

International Equity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Equity Portfolio Class I	$1,000.00	$876.60	$1,020.42	$4.49	$4.84	0.95%
International Equity Portfolio Class A	1,000.00	875.00	1,018.65	6.14	6.61	1.30
International Equity Portfolio Class L	1,000.00	873.40	1,016.89	7.79	8.39	1.65
International Equity Portfolio Class C	1,000.00	871.20	1,014.87	9.67	10.41	2.05
International Equity Portfolio Class IS	1,000.00	877.00	1,020.67	4.26	4.58	0.90

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

International Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –13.80%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI EAFE Index (the "Index"), which returned –13.79%.

Factors Affecting Performance

•  The EAFE markets held up reasonably well for the first nine months of 2018 with only marginally negative returns up to the end of September, but then cracked in the fourth quarter, finishing the quarter down 12.5% in U.S. dollar (USD) terms and a very similar –12.2% in local currency, as measured by the Index.

•  This year-end slump left the Index down 13.8% for the year in USD (–11.0% in local currencies). As in the fourth quarter, the defensive sectors fell less, with utilities actually up 1% and health care down just 4%. Consumer staples (–11%) only outperformed slightly, not helped by the 40% fall in tobacco. The cyclical sectors suffered worst, most notably financials (–20%) and materials (–17%). In geographic terms, the worst performing major market was Germany (–22% in USD, –18% local), which managed to underperform Italy (–18% USD, –14% local) and the U.K. (–14% USD, –9% local) despite their political travails. Japan (–13% USD, –15% local) was in line with the overall Index, while the Asian constituents, Hong Kong (–8% USD, –8% local) and Singapore (–9% USD, –8% local), outperformed. The U.S. (–5%) was well ahead of EAFE for the year as a whole.

•  The Fund finished the year in line with the Index. Sector allocation was positive overall, with the benefit from the overweight positions in consumer staples and health care, along with the underweights in consumer discretionary and financials, outweighing the headwind from not owning any utilities. Stock selection was roughly neutral overall as outperformance in industrials, information technology and energy roughly matched underperformance in health care, materials and financials. The hedge on the Japanese yen to USD, which is managed using forward contracts, was negative for the year. In April 2018, the team decided to cease rolling their yen hedge.

Management Strategies

•  The good news about equities is that there are only two ways to lose money — falling earnings or falling multiples. A year ago, it was the multiples that worried us most. After the markets' bull run in 2017, the MSCI EAFE Index neared 15x the next 12 months earnings,(i) implying that markets were pricing in the improbable upside scenario of synchronized growth everywhere... and threatening considerable downside if things did not go quite according to plan. By contrast, 2019 starts with the MSCI EAFE Index on 11.9x forward consensus estimates, 20% lower than the 20-year average price-earnings (P/E) ratio of 14.8x, and 21% below a year ago.(i) As a result, our primary fears have moved from multiples to earnings.

•  Our generic fear about forward earnings estimates remains — the fact that they are guesses about lies. The guesses are because the sell-side is persistently over-optimistic, by an average of 8% one-year forward, slightly higher than the 6% earnings growth expected for MSCI EAFE Index in 2019.(ii) The lies are down to the gaping gap between the "adjusted" earnings used to power consensus numbers (and management pay) and the actual number calculated using accepted accounting standards at the bottom of the profit & loss statement. Over the last three years $600 billion has disappeared between the adjusted and actual earnings totals in the U.S. alone, overstating earnings there by an average of 21%.(ii)

•  Our more specific anxiety is fed by the fact that it is only on the leveraged earnings metric that markets look cheap. Looking at the forward enterprise multiple(iii) rather than P/E, the discount to the

(i)  Source: FactSet. Data as of December 31, 2018.

(ii)  Source: FactSet, Morgan Stanley Investment Management. Data as of December 31, 2018.

(iii)  Source: FactSet. Data as of December 31, 2018. Enterprise multiple is a measure of valuing a company that includes its debt, by dividing its enterprise value by its earnings before interest, taxes, depreciation and amortization.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

historic average disappears and the market is on a slightly higher multiple than it was in 2003 (8.0x versus 7.7x), when the P/E ratio was at a lofty near-17x.(i) Lower corporate taxes have helped, but so has the sharp increase in leverage, which we discuss further later in the piece. Looking at enterprise value-to-sales, the MSCI EAFE Index is at 1.3x, still 6% above its 20-year average.(i) The combination of a fairly expensive market on sales with a cheap market on earnings reflects the really high profitability at present, particularly in the U.S., where all the drivers look fairly maxed out in favour of profits, be it fat margins, low tax rates, high leverage or low interest rates.

•  We have no greater insight than anyone else on whether the expected earnings growth for 2019 will be delivered, or even exceeded, but we do have opinions (as usual) on the key variables to watch. The current China slowdown is an earnings risk, particularly for cyclical companies, and the extent (and success) of the gathering reflation is crucial. Even if the reflation does happen, and is successful, earnings could be soft in the first part of the year until it takes effect. As mentioned above, U.S. margins are very high, and while elements of this look structural, given the emergence of lucrative platform businesses and the way the country's political system has systematically advantaged capital against labour and consumers over the last four decades, tight labour markets and tariff impacts may cause margin issues for those without pricing power.

•  Leaving aside the tail-risks, such as negative trade relations, utter paralysis of the U.S. government, Mid-East conflict or a collapse of the euro, one thing that would definitely cause a margin squeeze would be a significant slowdown in the U.S., or a further slowdown in Europe. The U.S. recovery is now very long in the tooth, and while recoveries do not just die of old age, the change at the Federal Reserve (Fed) may be an extra cause for concern. It is still early days, but Jay Powell seems more interested in the state of the real economy than the exact level of the equity markets or the fate of anyone outside the U.S. who chooses to hitch their currencies to the U.S. dollar — i.e., emerging markets. He may therefore continue to tighten via a combination of interest rates and unwinding quantitative easing until he sees weakness in the U.S. economy. He will back off at that point, but this may be too late for markets.

•  2018 has ended with the combined balance sheets of the four major central banks — the Fed, the People's Bank of China, the European Central Bank and the Bank of Japan — finally shrinking after the massive build post the Global Financial Crisis (GFC). This means that the world is now in a liquidity squeeze, combining (depending on the geographic bloc) shrinking central bank balance sheets and tightening interest rates. It is precisely the opposite combination that drove up asset prices (and consequent levering up) since the nadir of 2009.

•  Our concern is that the combination of potentially falling earnings and a liquidity squeeze could be a truly toxic one for asset prices. We mentioned that we were unclear whether earnings estimates would be met this year, but we are clear that the world is an asymmetric place, with earnings downsides in bad times far greater than the upsides in good times. This is often forgotten, as is the fact that the asymmetry is magnified by leverage — and there is now more leverage than ever, particularly in the U.S. corporate debt market. Corporate America as a whole is not inexpert at levering itself up at the wrong time, most spectacularly just before the GFC last time round. Given the scale of corporate leverage now and — more particularly — the component of high-yield or near-high yield (or as we prefer to call it, given that interest rates are not that high, junk, or near-junk), Corporate America has to be right that earnings will hold up.

•  We worry in particular about the outlook for near-junk, i.e., BBB. This has been at the epicenter of the build-up of corporate debt, ballooning from $0.7 trillion in October 2008 to the current circa $3 trillion.(i) Moreover, the component of near junk (BBB) and actual junk (BB, B and CCC & below) has increased from 46% of the U.S. corporate bond market in October 2008 to 58% currently,(i) so the quality of the overall corporate bond market has clearly deteriorated. If U.S. earnings do fall

(i)  Source: FactSet. Data as of December 31, 2018.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

significantly, then there could be significant downgrades from BBB to junk. We do not think the currently quiescent so-called high yield market is pricing in such an outcome. In that event, the equity market is sure to hear about it — big problems in the credit market invariably mean big problems in the equity market, especially as they would have a common cause: falling earnings and too much debt.

•  In this uncertain and acutely asymmetric world, we are continuing our bias to owning compounders. The combination of recurring revenue and pricing power should protect revenues and margins respectively in a downturn, preserving earnings. They are also likely to be insulated from any financial distress if the corporate bond markets have a seizure, given their lower operational and financial leverage. The more cyclical sectors still do not offer a sufficient margin of safety given the uncertainty and potential pressure on earnings, although opportunities may come if the China slowdown does impact earnings in the first half of 2019. As such, we retain our strong overweight positions in the two most defensive sectors, consumer staples and health care, which between them make up 48% of the portfolio.(iv)

(iv)  Source: Morgan Stanley Investment Management. Data as of December 31, 2018.

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Equity Portfolio

Performance Compared to the MSCI EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	–13.80%	–0.07%	5.51%	7.75%
Fund — Class A Shares w/o sales charges(5)	–14.13	–0.42	5.18	6.61
Fund — Class A Shares with maximum 5.25% sales charges(5)	–18.62	–1.49	4.62	6.36
Fund — Class L Shares w/o sales charges(6)	–14.49	–0.91	—	4.45
Fund — Class C Shares w/o sales charges(8)	–14.82	—	—	–2.06
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–15.56	—	—	–2.06
Fund — Class IS Shares w/o sales charges(7)	–13.76	–0.03	—	1.33
MSCI EAFE Index	–13.79	0.53	6.32	4.13
Lipper International Large-Cap Growth Funds Index	–13.74	0.85	6.90	N/A

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper International Large-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on April 30, 2015.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.4%)
Canada (4.7%)
Barrick Gold Corp. (a)	3,594,069	$48,519
Cameco Corp.	1,202,142	13,631
Constellation Software, Inc.	81,686	52,287
		114,437
China (3.1%)
China Petroleum & Chemical Corp. H Shares (b)	42,598,000	30,435
Tencent Holdings Ltd. (b)	1,157,600	45,886
		76,321
Denmark (0.6%)
Danske Bank A/S	734,978	14,563
Finland (1.2%)
Neste Oyj	368,312	28,438
France (15.5%)
AXA SA	1,352,538	29,141
L'Oreal SA	226,547	52,004
Pernod Ricard SA	460,118	75,550
Safran SA	554,183	66,580
Sanofi	932,986	80,628
Thales SA	240,568	27,984
TOTAL SA	879,735	46,475
		378,362
Germany (14.2%)
Bayer AG (Registered)	851,176	59,022
Continental AG	106,870	14,778
Deutsche Post AG (Registered)	1,203,374	32,959
Fresenius SE & Co., KGaA	1,335,427	64,551
HeidelbergCement AG	360,438	22,044
Henkel AG & Co., KGaA (Preference)	683,942	74,686
SAP SE	782,264	77,921
		345,961
Hong Kong (3.2%)
AIA Group Ltd.	7,845,600	64,540
Minth Group Ltd. (a)	4,376,000	13,966
		78,506
Ireland (0.8%)
CRH PLC	732,874	19,319
Japan (14.1%)
FANUC Corp.	188,400	28,323
Keyence Corp.	53,700	27,064
Kirin Holdings Co., Ltd.	4,075,300	85,723
Lion Corp.	1,245,700	25,695
Mizuho Financial Group, Inc.	11,603,700	18,085
Nitto Denko Corp.	530,700	26,497
Shiseido Co., Ltd.	905,400	56,257
Sumitomo Mitsui Financial Group, Inc.	1,034,051	34,100
Toyota Motor Corp.	443,900	25,782
USS Co., Ltd.	958,600	15,999
		343,525
	Shares	Value (000)
Korea, Republic of (2.2%)
LG Household & Health Care Ltd.	41,912	$41,381
NCSoft Corp.	33,020	13,835
		55,216
Netherlands (8.3%)
Heineken N.V.	727,744	64,141
ING Groep N.V.	3,102,861	33,253
Unilever N.V. CVA	1,923,147	104,494
		201,888
Spain (1.0%)
Banco Bilbao Vizcaya Argentaria SA	4,593,063	24,228
Switzerland (5.1%)
Novartis AG (Registered)	1,000,334	85,677
Roche Holding AG (Genusschein)	158,188	39,116
		124,793
United Kingdom (24.4%)
Admiral Group PLC	596,171	15,497
Aggreko PLC	1,768,241	16,525
Aviva PLC	7,561,168	36,063
British American Tobacco PLC	2,071,459	66,057
BT Group PLC	11,975,465	36,250
Experian PLC	1,761,707	42,818
Ferguson PLC	212,185	13,590
GlaxoSmithKline PLC	4,315,343	81,904
Imperial Brands PLC	478,934	14,483
Man Group PLC	14,587,660	24,607
Prudential PLC	3,262,356	58,289
Reckitt Benckiser Group PLC	1,406,987	107,446
RELX PLC (c)	2,293,803	47,221
RELX PLC	1,647,525	33,838
		594,588
Total Common Stocks (Cost $2,069,112)		2,400,145
Short-Term Investments (2.3%)
Securities held as Collateral on Loaned Securities (1.1%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	22,110,137	22,110

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.2%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 01/02/19; proceeds $1,670; fully collateralized by a U.S. Government obligation; 2.50% due 05/15/24; valued at $1,703)	$1,670	$1,670
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 01/02/19; proceeds $3,385; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 01/31/19 - 02/15/42; valued at $3,452)	3,384	3,384
		5,054
Total Securities held as Collateral on Loaned Securities (Cost $27,164)		27,164
	Shares
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $28,296)	28,295,760	28,296
Total Short-Term Investments (Cost $55,460)		55,460
Total Investments (100.7%) (Cost $2,124,572) Including $50,746 of Securities Loaned (d)(e)		2,455,605
Liabilities in Excess of Other Assets (–0.7%)		(16,030)
Net Assets (100.0%)		$2,439,575

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  All or a portion of this security was on loan at December 31, 2018.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  The approximate fair value and percentage of net assets, $2,285,708,000 and 93.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(e)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $2,159,332,000. The aggregate gross unrealized appreciation is approximately $478,562,000 and the aggregate gross unrealized depreciation is approximately $182,289,000, resulting in net unrealized appreciation of approximately $296,273,000.

CVA  Certificaten Van Aandelen.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	32.9%
Pharmaceuticals	14.3
Personal Products	10.5
Beverages	9.3
Household Products	8.5
Insurance	8.4
Software	5.9
Banks	5.1
Professional Services	5.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Equity Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $2,074,166)	$2,405,199
Investment in Security of Affiliated Issuer, at Value (Cost $50,406)	50,406
Total Investments in Securities, at Value (Cost $2,124,572)	2,455,605
Foreign Currency, at Value (Cost $2,009)	2,024
Cash from Securities Lending	167
Tax Reclaim Receivable	6,367
Receivable for Investments Sold	5,951
Dividends Receivable	5,186
Receivable for Fund Shares Sold	3,528
Receivable from Securities Lending Income	92
Receivable from Affiliate	51
Other Assets	208
Total Assets	2,479,179
Liabilities:
Collateral on Securities Loaned, at Value	27,331
Payable for Advisory Fees	5,463
Payable for Fund Shares Redeemed	5,233
Payable for Sub Transfer Agency Fees — Class I	294
Payable for Sub Transfer Agency Fees — Class A	163
Payable for Sub Transfer Agency Fees — Class L	1
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	345
Payable for Administration Fees	178
Payable for Investments Purchased	177
Payable for Custodian Fees	86
Payable for Shareholder Services Fees — Class A	65
Payable for Distribution and Shareholder Services Fees — Class L	3
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Professional Fees	59
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Other Liabilities	188
Total Liabilities	39,604
Net Assets	$2,439,575
Net Assets Consist of:
Paid-in-Capital	$2,121,345
Total Distributable Earnings	318,230
Net Assets	$2,439,575

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Equity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$1,725,392
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	127,936,608
Net Asset Value, Offering and Redemption Price Per Share	$13.49
CLASS A:
Net Assets	$244,622
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	18,227,689
Net Asset Value, Redemption Price Per Share	$13.42
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.74
Maximum Offering Price Per Share	$14.16
CLASS L:
Net Assets	$6,022
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	453,422
Net Asset Value, Offering and Redemption Price Per Share	$13.28
CLASS C:
Net Assets	$787
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	60,158
Net Asset Value, Offering and Redemption Price Per Share	$13.08
CLASS IS:
Net Assets	$462,752
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	34,316,137
Net Asset Value, Offering and Redemption Price Per Share	$13.48
(1) Including: Securities on Loan, at Value:	$50,746

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Equity Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $9,690 of Foreign Taxes Withheld)	$100,493
Dividends from Security of Affiliated Issuer (Note G)	914
Income from Securities Loaned — Net	776
Total Investment Income	102,183
Expenses:
Advisory Fees (Note B)	27,880
Sub Transfer Agency Fees — Class I	1,511
Sub Transfer Agency Fees — Class A	1,371
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Administration Fees (Note C)	2,788
Shareholder Services Fees — Class A (Note D)	2,197
Distribution and Shareholder Services Fees — Class L (Note D)	47
Distribution and Shareholder Services Fees — Class C (Note D)	8
Custodian Fees (Note F)	183
Registration Fees	125
Professional Fees	118
Shareholder Reporting Fees	107
Directors' Fees and Expenses	96
Transfer Agency Fees — Class I (Note E)	25
Transfer Agency Fees — Class A (Note E)	16
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	3
Pricing Fees	2
Other Expenses	166
Total Expenses	36,650
Reimbursement of Class Specific Expenses — Class I (Note B)	(678)
Reimbursement of Class Specific Expenses — Class A (Note B)	(98)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(108)
Net Expenses	35,764
Net Investment Income	66,419
Realized Gain (Loss):
Investments Sold	405,949
Foreign Currency Forward Exchange Contracts	(8,197)
Foreign Currency Translation	(735)
Net Realized Gain	397,017
Change in Unrealized Appreciation (Depreciation):
Investments	(917,225)
Foreign Currency Forward Exchange Contracts	777
Foreign Currency Translation	(214)
Net Change in Unrealized Appreciation (Depreciation)	(916,662)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(519,645)
Net Decrease in Net Assets Resulting from Operations	$(453,226)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$66,419	$59,107
Net Realized Gain	397,017	184,476
Net Change in Unrealized Appreciation (Depreciation)	(916,662)	682,743
Net Increase (Decrease) in Net Assets Resulting from Operations	(453,226)	926,326
Dividends and Distributions to Shareholders:
Class I	(239,211)	(33,238)*
Class A	(35,769)	(20,120)*
Class L	(631)	(80)*
Class C	(98)	(7)*
Class IS	(61,348)	(23,796)*
Total Dividends and Distributions to Shareholders	(337,057)	(77,241)
Capital Share Transactions:(1)
Class I:
Subscribed	851,975	188,753
Distributions Reinvested	226,885	31,004
Redeemed	(503,337)	(607,988)
Class A:
Subscribed	67,050	78,806
Distributions Reinvested	35,438	20,074
Redeemed	(984,495)	(294,914)
Class L:
Exchanged	1,371	115
Distributions Reinvested	624	79
Redeemed	(1,549)	(1,585)
Class C:
Subscribed	314	260
Distributions Reinvested	96	7
Redeemed	(74)	(164)
Class IS:
Subscribed	58,361	206,211
Distributions Reinvested	53,242	22,187
Redeemed	(737,033)	(293,178)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(931,132)	(650,333)
Redemption Fees	24	31
Total Increase (Decrease) in Net Assets	(1,721,391)	198,783
Net Assets:
Beginning of Period	4,160,966	3,962,183
End of Period	$2,439,575	$4,160,966 †

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Equity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	48,024	11,313
Shares Issued on Distributions Reinvested	16,732	1,773
Shares Redeemed	(30,945)	(36,417)
Net Increase (Decrease) in Class I Shares Outstanding	33,811	(23,331)
Class A:
Shares Subscribed	4,034	4,760
Shares Issued on Distributions Reinvested	2,603	1,168
Shares Redeemed	(57,785)	(17,931)
Net Decrease in Class A Shares Outstanding	(51,148)	(12,003)
Class L:
Shares Exchanged	103	7
Shares Issued on Distributions Reinvested	47	5
Shares Redeemed	(98)	(97)
Net Increase (Decrease) in Class L Shares Outstanding	52	(85)
Class C:
Shares Subscribed	19	16
Shares Issued on Distributions Reinvested	7	— @@
Shares Redeemed	(5)	(11)
Net Increase in Class C Shares Outstanding	21	5
Class IS:
Shares Subscribed	3,302	12,066
Shares Issued on Distributions Reinvested	3,921	1,267
Shares Redeemed	(41,355)	(17,169)
Net Decrease in Class IS Shares Outstanding	(34,132)	(3,836)

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(33,238)
Class A:
Net Investment Income	$(20,120)
Class L:
Net Investment Income	$(80)
Class C:
Net Investment Income	$(7)
Class IS:
Net Investment Income	$(23,796)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $5,551.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.97		$14.64		$15.10		$15.47		$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.31		0.26		0.27		0.30		0.39
Net Realized and Unrealized Gain (Loss)	(2.78)		3.41		(0.57)		(0.23)		(1.42)
Total from Investment Operations	(2.47)		3.67		(0.30)		0.07		(1.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.34)		(0.16)		(0.44)		(0.48)
Net Realized Gain	(1.62)		—		—		—		—
Total Distributions	(2.01)		(0.34)		(0.16)		(0.44)		(0.48)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.49		$17.97		$14.64		$15.10		$15.47
Total Return(4)	(13.80)%		25.17%		(2.00)%		0.36%		(6.08)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,725,392		$1,691,807		$1,719,699		$2,073,782		$2,620,040
Ratio of Expenses to Average Net Assets(7)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)	0.95	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.95	%(5)	0.95	%(5)	0.95	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.82	%(5)	1.54	%(5)	1.86	%(5)	1.85	%(5)	2.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		18%		33%		29%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99%		0.99%		0.98%		1.01%		1.04%
Net Investment Income to Average Net Assets	1.78%		1.50%		1.83%		1.79%		2.24%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.75		$14.46		$14.91		$15.28		$16.78
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.32		0.19		0.23		0.24		0.31
Net Realized and Unrealized Gain (Loss)	(2.82)		3.38		(0.58)		(0.23)		(1.38)
Total from Investment Operations	(2.50)		3.57		(0.35)		0.01		(1.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.28)		(0.10)		(0.38)		(0.43)
Net Realized Gain	(1.62)		—		—		—		—
Total Distributions	(1.83)		(0.28)		(0.10)		(0.38)		(0.43)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.42		$17.75		$14.46		$14.91		$15.28
Total Return(4)	(14.13)%		24.77%		(2.33)%		(0.02)%		(6.43)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$244,622		$1,231,279		$1,176,835		$1,369,566		$1,576,475
Ratio of Expenses to Average Net Assets(7)	1.30	%(5)	1.30	%(5)	1.29	%(5)	1.30	%(5)	1.30	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.29	%(5)	1.30	%(5)	1.30	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.83	%(5)	1.16	%(5)	1.60	%(5)	1.48	%(5)	1.89	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.01%		0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		18%		33%		29%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.31%		1.31%		1.30%		1.32%		1.34%
Net Investment Income to Average Net Assets	1.82%		1.15%		1.59%		1.46%		1.85%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Equity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.70		$14.43		$14.87		$15.23		$16.71
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.10		0.11		0.16		0.15		0.24
Net Realized and Unrealized Gain (Loss)	(2.66)		3.35		(0.58)		(0.21)		(1.39)
Total from Investment Operations	(2.56)		3.46		(0.42)		(0.06)		(1.15)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.19)		(0.02)		(0.30)		(0.33)
Net Realized Gain	(1.62)		—		—		—		—
Total Distributions	(1.86)		(0.19)		(0.02)		(0.30)		(0.33)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.28		$17.70		$14.43		$14.87		$15.23
Total Return(4)	(14.49)%		24.06%		(2.82)%		(0.47)%		(6.91)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,022		$7,099		$7,008		$9,053		$9,763
Ratio of Expenses to Average Net Assets(7)	1.72	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		1.80	%(5)	1.80	%(5)	1.80	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	1.17	%(5)	0.69	%(5)	1.09	%(5)	0.97	%(5)	1.48	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		18%		33%		29%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.90%		1.93%		1.89%		1.89%
Net Investment Income to Average Net Assets	N/A		0.59%		0.96%		0.88%		1.38%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Equity Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$17.51		$14.31		$14.77		$16.70
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.05		0.04		0.14		(0.03)
Net Realized and Unrealized Gain (Loss)	(2.64)		3.35		(0.58)		(1.53)
Total from Investment Operations	(2.59)		3.39		(0.44)		(1.56)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.19)		(0.02)		(0.37)
Net Realized Gain	(1.62)		—		—		—
Total Distributions	(1.84)		(0.19)		(0.02)		(0.37)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$13.08		$17.51		$14.31		$14.77
Total Return(5)	(14.82)%		23.78%		(3.01)%		(9.41	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$787		$677		$476		$372
Ratio of Expenses to Average Net Assets(10)	2.05	%(6)	2.05	%(6)	2.05	%(6)	2.05	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		2.05	%(6)	2.05	%(6)(9)
Ratio of Net Investment Income (Loss) to Average Net Assets(10)	0.83	%(6)	0.22	%(6)	0.95	%(6)	(0.27	)%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	34%		18%		33%		29%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.27%		2.41%		2.40%		2.75	%(9)
Net Investment Income (Loss) to Average Net Assets	0.61%		(0.14)%		0.60%		(0.97	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Equity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$17.97		$14.64		$15.10		$15.47		$16.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.38		0.26		0.29		0.30		0.40
Net Realized and Unrealized Gain (Loss)	(2.86)		3.42		(0.59)		(0.23)		(1.43)
Total from Investment Operations	(2.48)		3.68		(0.30)		0.07		(1.03)
Distributions from and/or in Excess of:
Net Investment Income	(0.39)		(0.35)		(0.16)		(0.44)		(0.48)
Net Realized Gain	(1.62)		—		—		—		—
Total Distributions	(2.01)		(0.35)		(0.16)		(0.44)		(0.48)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$13.48		$17.97		$14.64		$15.10		$15.47
Total Return(4)	(13.76)%		25.22%		(1.95)%		0.40%		(6.07)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$462,752		$1,230,104		$1,058,165		$872,167		$715,262
Ratio of Expenses to Average Net Assets(7)	0.90	%(5)	0.91	%(5)	0.91	%(5)	0.91	%(5)	0.91	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		N/A		0.91	%(5)	0.91	%(5)	0.91	%(5)
Ratio of Net Investment Income to Average Net Assets(7)	2.19	%(5)	1.52	%(5)	1.96	%(5)	1.84	%(5)	2.36	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	34%		18%		33%		29%		29%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.91%		0.91%		0.91%		0.91%
Net Investment Income to Average Net Assets	N/A		1.52%		1.96%		1.84%		2.36%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$—	$94,564	$—	$94,564
Air Freight & Logistics	—	32,959	—	32,959
Auto Components	—	28,744	—	28,744
Automobiles	—	25,782	—	25,782
Banks	—	124,229	—	124,229
Beverages	—	225,414	—	225,414
Capital Markets	—	24,607	—	24,607
Chemicals	—	26,497	—	26,497
Commercial Services & Supplies	—	16,525	—	16,525
Construction Materials	—	41,363	—	41,363
Diversified Telecommunication Services	—	36,250	—	36,250
Electronic Equipment, Instruments & Components	—	27,064	—	27,064
Health Care Providers & Services	—	64,551	—	64,551
Household Products	—	207,827	—	207,827
Insurance	—	203,530	—	203,530
Interactive Media & Services	—	45,886	—	45,886
Machinery	—	28,323	—	28,323
Metals & Mining	48,519	—	—	48,519
Oil, Gas & Consumable Fuels	13,631	105,348	—	118,979
Personal Products	—	254,136	—	254,136
Pharmaceuticals	—	346,347	—	346,347
Professional Services	—	123,877	—	123,877
Software	52,287	91,756	—	144,043
Specialty Retail	—	15,999	—	15,999
Tobacco	—	80,540	—	80,540
Trading Companies & Distributors	—	13,590	—	13,590
Total Common Stocks	114,437	2,285,708	—	2,400,145
Short-Term Investments
Investment Company	50,406	—	—	50,406
Repurchase Agreements	—	5,054	—	5,054
Total Short-Term Investments	50,406	5,054	—	55,460
Total Assets	$164,843	$2,290,762	$—	$2,455,605

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

As of December 31, 2018, the Fund did not have any open foreign currency forward exchange contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(8,197)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$777

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$117,155,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$50,746	(a)	$—	$(50,746	)(b)(c)	$0

(a) Represents market value of loaned securities at year end.

(b) The Fund received cash collateral of approximately $27,331,000, of which approximately $27,164,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $167,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $23,885,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$27,331	$—	$—	$—	$27,331
Total Borrowings	$27,331	$—	$—	$—	$27,331
Gross amount of recognized liabilities for securities lending transactions					$27,331

7.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $10 billion	Over $10 billion
0.80%	0.75%

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

For the year ended December 31, 2018, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.80% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares, 1.30% for Class A shares, 1.80% for Class L shares, 2.05% for Class C shares and 0.91% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, there were no advisory fees waived and approximately $778,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $1,165,611,000 and $2,320,635,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $108,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$91,984	$910,684	$952,262	$914
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$50,406

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$62,556	$274,501	$77,241	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(109,637)	$109,637

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$633	$21,445

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 38.0%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Equity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $274,501,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for the taxable year ended December 31, 2018.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $68,649,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $6,094,000, and has derived net income from sources within foreign countries amounting to approximately $110,197,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIEANN
2398486 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Opportunity Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Opportunity Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

International Opportunity Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Opportunity Portfolio Class I	$1,000.00	$810.20	$1,020.16	$4.56	$5.09	1.00%
International Opportunity Portfolio Class A	1,000.00	808.40	1,018.25	6.29	7.02	1.38
International Opportunity Portfolio Class L	1,000.00	806.60	1,015.93	8.38	9.35	1.84
International Opportunity Portfolio Class C	1,000.00	805.40	1,014.72	9.47	10.56	2.08
International Opportunity Portfolio Class IS	1,000.00	810.40	1,020.42	4.34	4.84	0.95
International Opportunity Portfolio Class IR	1,000.00	810.40	1,020.47	4.29	4.79	0.94

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

International Opportunity Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –12.04%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI All Country World ex USA Net Index (the "Index"), which returned –14.20%.

Factors Affecting Performance

•  Global growth concerns weighed heavily on global equities in the 12-month period. Economic indicators were signaling slowdowns across China, Europe and the U.K., and Japan while at the same time financial conditions were tightening and geopolitical risks increased, particularly regarding trade protectionism. The U.S. economy was an outlier, as growth accelerated on tailwinds from tax cuts and deregulation. But by the end of the year, U.S. companies downgraded their earnings forecasts as the benefits of fiscal stimulus were expected to recede and business sentiment deteriorated due to the U.S.-China trade relations. With global growth fading and the outcome of trade disputes, Brexit and other issues still largely unpredictable, investors grew anxious about the duration of the Federal Reserve's monetary tightening and the European Central Bank's decision to begin withdrawing its stimulus. Pricing these risks was challenging, which led to increased equity volatility through the year.

•  International equity markets declined 14.20% for the 12-month period ended December 31, 2018, as measured by the Index. Against this backdrop, our team remained focused on assessing company prospects over a longer-term period of three to five years, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

•  The team manages concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus results in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

•  For the 12-month period, the Fund outperformed the Index due to favorable stock selection and sector allocation.

•  The chief contributor to the Fund's relative outperformance was our stock selection in consumer staples, materials and health care.

•  Detracting from relative gains were our stock selection in consumer discretionary and energy, and an overweight in consumer staples. The Fund had no energy holdings at the end of reporting period.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. The team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the portfolio; accordingly, we have had very limited turnover in the portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own.

•  At the close of the period ended December 31, 2018, consumer discretionary represented the largest sector weight in the Fund, followed by consumer staples and information technology. The team's bottom-up investment process resulted in sector overweight positions in consumer discretionary, information technology and consumer staples and underweight positions in financials, materials, energy, health care, industrials, communication services, real estate and utilities. The Fund had no energy holdings at the end of reporting period.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Opportunity Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on March 31, 2010.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI All Country World ex USA Net Index(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–12.04%	9.02%	—	10.08%
Fund — Class A Shares w/o sales charges(4)	–12.36	8.64	—	9.74
Fund — Class A Shares with maximum 5.25% sales charges(4)	–16.95	7.48	—	9.07
Fund — Class L Shares w/o sales charges(4)	–12.81	8.07	—	9.18
Fund — Class C Shares w/o sales charges(6)	–13.00	—	—	6.81
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–13.87	—	—	6.81
Fund — Class IS Shares w/o sales charges(5)	–12.03	9.05	—	10.67
Fund — Class IR Shares w/o sales charges(7)	—	—	—	–21.84
MSCI All Country World ex USA Net Index	–14.20	0.68	—	3.18
Lipper International Multi-Cap Growth Funds Index	–14.74	0.60	—	3.97

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI All Country World ex USA Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on March 31, 2010.

(5)  Commenced offering on September 13, 2013.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Argentina (1.6%)
Globant SA (a)	282,623	$15,917
Belgium (0.9%)
Anheuser-Busch InBev SA N.V.	131,694	8,716
China (20.9%)
China Resources Beer Holdings Co., Ltd. (b)	5,334,666	18,485
Ctrip.com International Ltd. ADR (a)	696,832	18,856
Foshan Haitian Flavouring & Food Co., Ltd., Class A	4,073,072	40,768
Haidilao International Holding Ltd. (a)	1,985,000	4,202
Huazhu Group Ltd. ADR	895,691	25,644
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	1,528,107	21,060
Kweichow Moutai Co., Ltd., Class A	172,614	14,819
TAL Education Group ADR (a)	2,457,985	65,579
		209,413
Denmark (5.0%)
DSV A/S	758,077	49,987
France (4.6%)
Hermes International	83,206	46,017
Germany (2.1%)
Adidas AG	101,438	21,198
Hong Kong (1.7%)
Haidilao International Holding Ltd. (a)(c)	4,355,000	9,554
Meituan Dianping, Class B (a)(d)	1,322,600	7,439
		16,993
India (7.9%)
HDFC Bank Ltd.	2,074,523	63,119
IndusInd Bank Ltd.	687,621	15,779
		78,898
Italy (7.6%)
Moncler SpA	2,297,947	76,788
Japan (9.1%)
Calbee, Inc.	937,900	29,310
Keyence Corp.	61,700	31,096
Nihon M&A Center, Inc.	695,200	13,842
Pigeon Corp.	202,700	8,752
Yume No Machi Souzou Iinkai Co. Ltd.	733,100	8,641
		91,641
Korea, Republic of (2.5%)
NAVER Corp.	235,308	25,639
Sweden (3.0%)
Vitrolife AB	1,826,093	30,254
Switzerland (3.0%)
Chocoladefabriken Lindt & Spruengli AG (Registered)	408	30,408
Taiwan (2.1%)
Taiwan Semiconductor Manufacturing Co., Ltd.	2,968,000	21,546
United Kingdom (14.1%)
Fevertree Drinks PLC	1,503,420	41,846
Just Eat PLC (a)	3,380,424	25,286
	Shares	Value (000)
Reckitt Benckiser Group PLC	507,109	$38,726
Rightmove PLC	6,418,722	35,270
		141,128
United States (11.4%)
Booking Holdings, Inc. (a)	27,821	47,920
CEVA, Inc. (a)	265,563	5,866
EPAM Systems, Inc. (a)	416,880	48,362
MercadoLibre, Inc.	42,634	12,485
		114,633
Total Common Stocks (Cost $1,065,692)		979,176
Short-Term Investments (2.5%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	67,604	68
	Face Amount (000)
Repurchase Agreements (0.0%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 01/02/19; proceeds $5; fully collateralized by a U.S. Government obligation; 2.50% due 05/15/24; valued at $5)	$5	5
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 1/02/19; proceeds $10; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 1/31/19 - 2/15/42; valued at $11)	10	10
		15
Total Securities held as Collateral on Loaned Securities (Cost $83)		83
	Shares
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $25,132)	25,132,475	25,132
Total Short-Term Investments (Cost $25,215)		25,215
Total Investments Excluding Purchased Options (100.0%) (Cost $1,090,908)		1,004,391
Total Purchased Options Outstanding (0.1%) (Cost $3,137)		669
Total Investments (100.1%) (Cost $1,094,044) Including $7,272 of Securities Loaned (e)(f)		1,005,060
Liabilities in Excess of Other Assets (–0.1%)		(1,095)
Net Assets (100.0%)		$1,003,965

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

International Opportunity Portfolio

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  All or a portion of this security was on loan at December 31, 2018.

(e)  The approximate fair value and percentage of net assets, $671,226,000 and 66.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $1,096,501,000. The aggregate gross unrealized appreciation is approximately $25,266,000 and the aggregate gross unrealized depreciation is approximately $116,707,000, resulting in net unrealized depreciation of approximately $91,441,000.

ADR  American Depositary Receipt.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	159,887,690	159,888	$16	$694	$(678)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	253,361,109	253,361	275	1,235	(960)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	205,458,191	205,458	378	1,208	(830)
							$669	$3,137	$(2,468)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.8%
Textiles, Apparel & Luxury Goods	14.3
Beverages	10.4
Food Products	10.0
Internet & Direct Marketing Retail	9.5
Interactive Media & Services	8.6
Banks	7.9
Diversified Consumer Services	6.5
Road & Rail	5.0
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Opportunity Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $1,068,844)	$979,860
Investment in Security of Affiliated Issuer, at Value (Cost $25,200)	25,200
Total Investments in Securities, at Value (Cost $1,094,044)	1,005,060
Foreign Currency, at Value (Cost $323)	325
Cash from Securities Lending	1
Receivable for Investments Sold	19,992
Receivable for Fund Shares Sold	8,386
Dividends Receivable	305
Tax Reclaim Receivable	183
Receivable from Affiliate	119
Receivable from Securities Lending Income	17
Other Assets	104
Total Assets	1,034,492
Liabilities:
Payable for Investments Purchased	17,340
Payable for Fund Shares Redeemed	9,946
Payable for Advisory Fees	1,912
Due to Broker	735
Payable for Sub Transfer Agency Fees — Class I	94
Payable for Sub Transfer Agency Fees — Class A	56
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	5
Collateral on Securities Loaned, at Value	84
Payable for Shareholder Services Fees — Class A	49
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	32
Payable for Administration Fees	72
Payable for Professional Fees	67
Payable for Custodian Fees	56
Payable for Transfer Agency Fees — Class I	22
Payable for Transfer Agency Fees — Class A	5
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	4
Payable for Transfer Agency Fees — Class IS	3
Payable for Transfer Agency Fees — Class IR	1
Other Liabilities	43
Total Liabilities	30,527
Net Assets	$1,003,965
Net Assets Consist of:
Paid-in-Capital	$1,122,229
Total Accumulated Loss	(118,264)
Net Assets	$1,003,965

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Opportunity Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$649,580
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	32,862,247
Net Asset Value, Offering and Redemption Price Per Share	$19.77
CLASS A:
Net Assets	$223,098
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,465,059
Net Asset Value, Redemption Price Per Share	$19.46
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.08
Maximum Offering Price Per Share	$20.54
CLASS L:
Net Assets	$382
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	20,278
Net Asset Value, Offering and Redemption Price Per Share	$18.82
CLASS C:
Net Assets	$35,297
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,894,245
Net Asset Value, Offering and Redemption Price Per Share	$18.63
CLASS IS:
Net Assets	$14,016
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	708,419
Net Asset Value, Offering and Redemption Price Per Share	$19.79
CLASS IR:
Net Assets	$81,592
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,122,237
Net Asset Value, Offering and Redemption Price Per Share	$19.79
(1) Including: Securities on Loan, at Value:	$7,272

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Opportunity Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $595 of Foreign Taxes Withheld)	$5,777
Non-Cash Dividends from Securities of Unaffiliated Issuers	1,406
Dividends from Security of Affiliated Issuer (Note G)	1,253
Income from Securities Loaned — Net	156
Total Investment Income	8,592
Expenses:
Advisory Fees (Note B)	8,540
Shareholder Services Fees — Class A (Note D)	685
Distribution and Shareholder Services Fees — Class L (Note D)	3
Distribution and Shareholder Services Fees — Class C (Note D)	385
Sub Transfer Agency Fees — Class I	615
Sub Transfer Agency Fees — Class A	401
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	34
Administration Fees (Note C)	861
Custodian Fees (Note F)	262
Registration Fees	160
Professional Fees	150
Transfer Agency Fees — Class I (Note E)	59
Transfer Agency Fees — Class A (Note E)	13
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	11
Transfer Agency Fees — Class IS (Note E)	9
Transfer Agency Fees — Class IR (Note E)	1
Shareholder Reporting Fees	93
Directors' Fees and Expenses	28
Pricing Fees	— @
Other Expenses	44
Total Expenses	12,356
Reimbursement of Class Specific Expenses — Class I (Note B)	(237)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(5)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(145)
Waiver of Advisory Fees (Note B)	(76)
Net Expenses	11,890
Net Investment Loss	(3,298)
Realized Loss:
Investments Sold	(26,700)
Foreign Currency Translation	(442)
Net Realized Loss	(27,142)
Change in Unrealized Appreciation (Depreciation):
Investments (Net Decrease in Deferred Capital Gain Country Tax of $351)	(171,430)
Foreign Currency Translation	3
Net Change in Unrealized Appreciation (Depreciation)	(171,427)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(198,569)
Net Decrease in Net Assets Resulting from Operations	$(201,867)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Opportunity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(3,298)	$(1,517)
Net Realized Gain (Loss)	(27,142)	11,848
Net Change in Unrealized Appreciation (Depreciation)	(171,427)	79,819
Net Increase (Decrease) in Net Assets Resulting from Operations	(201,867)	90,150
Dividends and Distributions to Shareholders:
Class I	(1,559)	(5,012)*
Class A	(642)	(2,793)*
Class L	(1)	(6)*
Class C	(92)	(360)*
Class IS	(212)	(849)*
Class IR	(8)	—
Total Dividends and Distributions to Shareholders	(2,514)	(9,020)
Capital Share Transactions:(1)
Class I:
Subscribed	760,795	267,962
Distributions Reinvested	1,546	5,005
Redeemed	(336,583)	(29,983)
Class A:
Subscribed	289,203	177,334
Distributions Reinvested	642	2,793
Redeemed	(208,727)	(26,941)
Class L:
Exchanged	70	42
Distributions Reinvested	1	6
Redeemed	—	(16)
Class C:
Subscribed	32,690	19,131
Distributions Reinvested	92	360
Redeemed	(13,408)	(1,137)
Class IS:
Subscribed	59,381	53,039
Distributions Reinvested	212	848
Redeemed	(105,874)	(443)
Class IR:
Subscribed	101,727	—
Distributions Reinvested	8	—
Net Increase in Net Assets Resulting from Capital Share Transactions	581,775	468,000
Redemption Fees	115	46
Total Increase in Net Assets	377,509	549,176
Net Assets:
Beginning of Period	626,456	77,280
End of Period	$1,003,965	$626,456 †

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Opportunity Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	32,491	13,008
Shares Issued on Distributions Reinvested	64	228
Shares Redeemed	(15,594)	(1,515)
Net Increase in Class I Shares Outstanding	16,961	11,721
Class A:
Shares Subscribed	12,370	8,781
Shares Issued on Distributions Reinvested	27	129
Shares Redeemed	(9,337)	(1,298)
Net Increase in Class A Shares Outstanding	3,060	7,612
Class L:
Shares Exchanged	3	3
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(— @@)	(1)
Net Increase in Class L Shares Outstanding	3	2
Class C:
Shares Subscribed	1,444	999
Shares Issued on Distributions Reinvested	4	17
Shares Redeemed	(641)	(58)
Net Increase in Class C Shares Outstanding	807	958
Class IS:
Shares Subscribed	2,436	2,471
Shares Issued on Distributions Reinvested	9	38
Shares Redeemed	(4,293)	(21)
Net Increase (Decrease) in Class IS Shares Outstanding	(1,848)	2,488
Class IR:
Shares Subscribed	4,122	—
Shares Issued on Distributions Reinvested	— @@	—
Net Increase in Class IR Shares Outstanding	4,122 (a)	—

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(5,012)
Class A:
Net Realized Gain	$(2,793)
Class L:
Net Realized Gain	$(6)
Class C:
Net Realized Gain	$(360)
Class IS:
Net Realized Gain	$(849)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(9).

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.52		$14.93		$15.03		$13.92		$13.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.04)		(0.08)		(0.03)		(0.00	)(3)	0.08
Net Realized and Unrealized Gain (Loss)	(2.66)		8.04		(0.07)		1.58		0.36
Total from Investment Operations	(2.70)		7.96		(0.10)		1.58		0.44
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)(3)	(0.03)		(0.01)
Net Realized Gain	(0.05)		(0.37)		—		(0.44)		(0.28)
Total Distributions	(0.05)		(0.37)		(0.00	)(3)	(0.47)		(0.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.77		$22.52		$14.93		$15.03		$13.92
Total Return(4)	(12.04)%		53.38%		(0.65)%		11.40%		3.14%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$649,580		$358,141		$62,440		$52,128		$10,943
Ratio of Expenses to Average Net Assets(8)	0.99	%(5)	0.98	%(5)	1.00	%(5)	1.01	%(5)(6)	1.09	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.19	)%(5)	(0.42	)%(5)	(0.22	)%(5)	(0.01	)%(5)	0.57	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	36%		30%		42%		51%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.04%		1.10%		1.34%		1.95%		3.25%
Net Investment Loss to Average Net Assets	(0.24)%		(0.54)%		(0.56)%		(0.95)%		(1.59)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2015, the maximum ratio was 1.15% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.25		$14.79		$14.93		$13.87		$13.78
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.11)		(0.15)		(0.08)		(0.06)		0.01
Net Realized and Unrealized Gain (Loss)	(2.63)		7.98		(0.06)		1.57		0.37
Total from Investment Operations	(2.74)		7.83		(0.14)		1.51		0.38
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.01)		(0.01)
Net Realized Gain	(0.05)		(0.37)		—		(0.44)		(0.28)
Total Distributions	(0.05)		(0.37)		—		(0.45)		(0.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.46		$22.25		$14.79		$14.93		$13.87
Total Return(4)	(12.36)%		53.01%		(1.00)%		10.99%		2.71%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$223,098		$186,988		$11,727		$9,520		$992
Ratio of Expenses to Average Net Assets(8)	1.33	%(5)	1.27	%(5)	1.35	%(5)	1.34	%(5)(6)	1.49	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.51	)%(5)	(0.74	)%(5)	(0.55	)%(5)	(0.39	)%(5)	0.04	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	36%		30%		42%		51%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.34%		1.36%		1.66%		2.28%		3.81%
Net Investment Loss to Average Net Assets	(0.52)%		(0.83)%		(0.86)%		(1.33)%		(2.28)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2015, the maximum ratio was 1.50% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$21.63		$14.47		$14.69		$13.71		$13.68
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.22)		(0.22)		(0.14)		(0.12)		(0.05)
Net Realized and Unrealized Gain (Loss)	(2.54)		7.75		(0.08)		1.54		0.36
Total from Investment Operations	(2.76)		7.53		(0.22)		1.42		0.31
Distributions from and/or in Excess of:
Net Realized Gain	(0.05)		(0.37)		—		(0.44)		(0.28)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$18.82		$21.63		$14.47		$14.69		$13.71
Total Return(4)	(12.81)%		52.11%		(1.50)%		10.38%		2.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$382		$364		$221		$266		$193
Ratio of Expenses to Average Net Assets(8)	1.84	%(5)	1.84	%(5)	1.85	%(5)	1.91	%(5)(6)	1.99	%(5)
Ratio of Net Investment Loss to Average Net Assets(8)	(1.02	)%(5)	(1.16	)%(5)	(1.00	)%(5)	(0.80	)%(5)	(0.38	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	36%		30%		42%		51%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.28%		2.51%		3.16%		3.54%		5.06%
Net Investment Loss to Average Net Assets	(1.46)%		(1.83)%		(2.31)%		(2.43)%		(3.45)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2015, the maximum ratio was 2.00% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$21.46		$14.39		$14.63		$15.39
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.27)		(0.29)		(0.19)		(0.13)
Net Realized and Unrealized Gain (Loss)	(2.51)		7.73		(0.05)		(0.16)
Total from Investment Operations	(2.78)		7.44		(0.24)		(0.29)
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.03)
Net Realized Gain	(0.05)		(0.37)		—		(0.44)
Total Distributions	(0.05)		(0.37)		—		(0.47)
Redemption Fees	0.00	(4)	0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$18.63		$21.46		$14.39		$14.63
Total Return(5)	(13.00)%		51.77%		(1.71)%		(1.85	)%(9)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,297		$23,334		$1,862		$1,776
Ratio of Expenses to Average Net Assets(11)	2.04	%(6)	2.01	%(6)	2.10	%(6)	2.10	%(6)(7)(10)
Ratio of Net Investment Loss to Average Net Assets(11)	(1.24	)%(6)	(1.45	)%(6)	(1.32	)%(6)	(1.28	)%(6)(10)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.02%		0.00	%(8)	0.01	%(10)
Portfolio Turnover Rate	36%		30%		42%		51%
(11) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.06%		2.10%		2.43%		3.03	%(10)
Net Investment Loss to Average Net Assets	(1.26)%		(1.54)%		(1.65)%		(2.21	)%(10)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.10% for Class C shares. Prior to July 1, 2015, the maximum ratio was 2.25% for Class C shares.

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$22.54		$14.94		$15.03		$13.92		$13.77
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.02		(0.12)		(0.03)		0.02		0.07
Net Realized and Unrealized Gain (Loss)	(2.72)		8.09		(0.06)		1.56		0.37
Total from Investment Operations	(2.70)		7.97		(0.09)		1.58		0.44
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)(3)	(0.03)		(0.01)
Net Realized Gain	(0.05)		(0.37)		—		(0.44)		(0.28)
Total Distributions	(0.05)		(0.37)		(0.00	)(3)	(0.47)		(0.29)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$19.79		$22.54		$14.94		$15.03		$13.92
Total Return(4)	(12.03)%		53.41%		(0.64)%		11.40%		3.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,016		$57,629		$1,030		$12		$11
Ratio of Expenses to Average Net Assets(8)	0.92	%(5)	0.92	%(5)	0.93	%(5)	1.01	%(5)(6)	1.08	%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.09	%(5)	(0.56	)%(5)	(0.20	)%(5)	0.12	%(5)	0.51	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02%		0.02%		0.01%		0.00	%(7)	0.01%
Portfolio Turnover Rate	36%		30%		42%		51%		33%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95%		1.03%		5.64%		15.79%		20.64%
Net Investment Income (Loss) to Average Net Assets	0.06%		(0.67)%		(4.91)%		(14.66)%		(19.05)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2015, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.94% for Class IS shares. Prior to July 1, 2015, the maximum ratio was 1.09% for Class IS shares.

(7)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Opportunity Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$25.37
Loss from Investment Operations:
Net Investment Loss(2)	(0.06)
Net Realized and Unrealized Loss	(5.47)
Total from Investment Operations	(5.53)
Distributions from and/or in Excess of:
Net Realized Gain	(0.05)
Redemption Fees	0.00	(3)
Net Asset Value, End of Period	$19.79
Total Return(4)	(21.84	)%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$81,592
Ratios of Expenses to Average Net Assets(8)	0.93	%(5)(7)
Ratio of Net Investment Loss to Average Net Assets(8)	(0.46	)%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(7)
Portfolio Turnover Rate	36%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%(7)
Net Investment Loss to Average Net Assets	(0.48	)%(7)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0,005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Opportunity Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April, 30, 2015 the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$78,898	$—	$78,898
Beverages	—	104,926	—	104,926
Biotechnology	—	30,254	—	30,254
Diversified Consumer Services	65,579	—	—	65,579
Electronic Equipment, Instruments & Components	—	31,096	—	31,096
Food Products	—	100,486	—	100,486
Hotels, Restaurants & Leisure	25,644	13,756	—	39,400
Household Products	—	47,478	—	47,478
Information Technology Services	48,362	—	—	48,362
Interactive Media & Services	—	86,195	—	86,195
Internet & Direct Marketing Retail	79,261	16,080	—	95,341
Professional Services	—	13,842	—	13,842
Road & Rail	—	49,987	—	49,987
Semiconductors & Semiconductor Equipment	5,866	21,546	—	27,412
Software	15,917	—	—	15,917
Textiles, Apparel & Luxury Goods	—	144,003	—	144,003
Total Common Stocks	240,629	738,547	—	979,176
Call Options Purchased		669		669
Short-Term Investments
Investment Company	25,200	—	—	25,200
Repurchase Agreements	—	15	—	15
Total Assets	$265,829	$739,231	$—	$1,005,060

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$669	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(778	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1,821	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$669	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	$669	(a)	$—	$(669)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Options Purchased:
Average monthly notional amount	466,955,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of
December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$7,272	(e)	$—	$7,272	(f)(g)	$0

(e) Represents market value of loaned securities at period end.

(f) The Fund received cash collateral of approximately $84,000, of which approximately $83,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of
December 31, 2018, there was uninvested cash of approximately $1,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $7,634,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g) The actual collateral received is greater than the amount shown here due to overcollateralization.

7.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares, Class IS shares and Class IR shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.94% for Class IS shares and 0.94% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $76,000 of advisory fees were waived and approximately $245,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $960,508,000 and $352,946,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $145,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$61,592	$517,394	$553,786	$1,253
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$25,200

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$608	$1,906	$385	$8,635

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2,152	$(2,152)

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$484	$26,320

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.9%.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Opportunity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Opportunity Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Opportunity Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018.

The Fund designated and paid approximately $1,906,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $1,151,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIIOANN
2398547 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

International Real Estate Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	8
Statement of Assets and Liabilities	10
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in International Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

International Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
International Real Estate Portfolio Class I	$1,000.00	$916.70	$1,020.16	$4.83	$5.09	1.00%
International Real Estate Portfolio Class A	1,000.00	915.50	1,018.40	6.52	6.87	1.35
International Real Estate Portfolio Class L	1,000.00	913.10	1,015.88	8.92	9.40	1.85
International Real Estate Portfolio Class C	1,000.00	911.70	1,014.62	10.12	10.66	2.10
International Real Estate Portfolio Class IS	1,000.00	917.00	1,020.32	4.69	4.94	0.97

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

International Real Estate Portfolio

The Fund seeks to provide current income and long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –8.14%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index (the "Index"), which returned –6.44%, and outperformed the MSCI EAFE Index, which returned –13.79%.

Factors Affecting Performance

•  The broader equity market declined for the 12-month period and appears to be pricing in an economic slowdown scenario. In the fourth quarter, a host of macro concerns appeared to result in a broad-based sell-off, which also negatively impacted listed real estate share prices. Within real estate, market segments viewed as more defensive generally outperformed.

•  The international real estate securities market declined 6.4% during the 12-month period ending December 31, 2018, as measured by the Index.

•  Property stocks in Asia, measured by the FTSE EPRA Nareit Developed Asia Index, declined 1.5%. In Hong Kong, concerns about the negative trade relations, interest rates and economic weakness continue to weigh on investor sentiment. In Japan, the currency experienced strength and the Japan REITs (J-REITs) posted the largest gains on a global basis due to their defensive characteristics.

•  Property stocks in Europe, measured by the FTSE EPRA Nareit Developed EMEA Index, declined 12.1% and lagged Asia. Share prices of Continental retail companies experienced significant declines due to concerns over retailer challenges. In the U.K., uncertainty over Brexit persisted and became more acute in the fourth quarter, but leasing activity and investment transactions for London office remain active and have demonstrated resilience in underlying asset values.

•  Listed real estate security returns should mirror private real estate performance. There are concerns that values may have peaked or are even poised to decline after significant appreciation. However, based on significant transactional evidence, pricing has generally remained stable for high-quality assets for the last two years, which has resulted in a significant disparity in real estate valuations between the public markets and private markets following share price declines over the period.

•  Overall, share prices have largely been driven by macro themes, central bank policies and investor preference for market segments with more defensive characteristics, as opposed to valuations and fundamentals. This has resulted in pockets of the global listed property market trading at premium valuations relative to their peers due to their perceived defensive characteristics (e.g., German residential stocks, J-REITs and Australian REITs). Despite transactional evidence continuing to demonstrate strength in asset values, there was significant negative investor sentiment towards key market segments resulting in very wide discounts to net asset values (NAVs), which included Hong Kong commercial property companies, Continental high-quality retail, and the U.K. Majors and London office specialists. Given the Fund's value-oriented investment style, the Fund was underweight many of the segments viewed as defensive and trading at relative premium valuations. As those segments outperformed over the period, this underweighting was a key detractor from relative performance.

•  From a regional perspective, performance within the Asian regional portfolio contributed to relative performance, while the European portfolio detracted. Top-down regional allocation modestly contributed to relative performance. In Asia, the Fund benefited from stock selection in Hong Kong and the underweight to Singapore; this was partially offset by the overweight to Hong Kong and the underweight to Japan. In Europe, the Fund benefited from the underweight to U.K. retail securities and stock selection within and the overweight to Spain; but this was more than offset by the overweight to Continental retail, the overweight to and stock selection within the U.K. Majors, and the underweights to German residential and Belgium.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Management Strategies

•  The Fund is comprised of two regional portfolios with a global allocation which weights the European and Asian regions relative to the Index based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2018, the Fund was overweight the Asian listed property sector and underweight the European listed property sector. We would note that regional bets are currently relatively muted due to a lack of large valuation disparities among the regions and due to macro uncertainties which may impact regional share prices far more than underlying fundamentals and valuations, and we have instead focused on the enormous disparities in valuations among market segments within each of the major regions. We see the most attractive expected return prospects from companies concentrated in the Hong Kong commercial property companies, Continental high-quality retail, the U.K. Majors and London office specialists and select opportunities to invest in other core assets at attractive discounted valuations in a number of other global markets.

•  In Hong Kong, there is continued strength in valuations for commercial assets as evidenced by elevated transaction volumes. The Hong Kong office market features low vacancy levels and continued rental growth, while there has been a recent slowdown in strong growth of retail sales in Hong Kong. The Hong Kong real estate operating companies (REOCs) continue to represent a significant overweight in the global portfolio, as the stocks offer highly attractive value with the widest overall discrepancy between public and private valuations among public listed global property markets despite healthy operating fundamentals, solid recurring cash flow growth and continued strength in asset values in the private markets, as well as improving corporate governance and capital management. The discounted valuations are further accentuated as the Hong Kong REOCs maintain very modest leverage levels. These NAV discounts could eventually narrow for companies that are willing to recycle assets on the balance sheet to realize their latent gains and engage in corporate restructuring to improve transparency and capital management, and potentially eliminate any holding company discounts, as well as any improvement in recent negative sentiment. In Japan, the investment market remains active but there is some caution due to all-time low capitalization rates and continued policy uncertainty. There is a significant disparity in valuations with the Japan REOCs trading at discounts to NAVs and the J-REITs trading at premiums to NAVs. The J-REITs generally own lower-quality assets as compared to the J-REOCs, but J-REIT share prices have been bolstered by investors' search for yield, the Bank of Japan's commitment to monetary easing and the asset purchase program, and the perception of REITs as a bond proxy. The Fund is underweight Japan overall, driven primarily by the large underweight to the J-REITs. In Australia, key office markets are experiencing improved rental growth, while operating fundamentals in the Australian retail sector remain lackluster relative to historical levels. The Australian REIT sector ended the period trading at a premium to NAVs and remains far less attractive relative to the Hong Kong REOCs within Asia.

•  In the U.K., the Brexit vote created expectations for declines in NAVs, but office market transaction and leasing activity to date have indicated far more modest declines than initially expected. Although uncertainty over Brexit persists (and became more acute in the fourth quarter of 2018), there remains continued investor interest in London assets, especially from foreign investors showing a willingness to pay prices that reflect values at or above pre-Brexit levels, although the value of U.K. retail assets are weakening. Overall, property stocks in the U.K. ended the period trading at a 21%

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

discount to NAVs.(i) There is attractive value in the large-cap U.K. Majors, which trade at a 35% discount to NAVs,(i) and London office specialists, which trade at a 25% discount.(i) These discounts are well in excess of expected asset value declines and reflect a disparity in value versus Other U.K. stocks. On the Continent, valuations are being supported by stable property fundamentals. Property stocks on the Continent ended the period trading at a 15% discount to NAVs(i) overall, although there is meaningful disparity in valuations, with the Continental retail stocks trading at a 35% discount to NAVs(i) following accelerated share price weakness on concerns over retail challenges despite stable operating results by the companies. Within Europe, we remain overweight the U.K. Majors and London office specialists and Continental retail, and underweight Germany and other segments in the U.K.

(i)  Morgan Stanley Investment Management, as of December 31, 2018

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index(1) and the MSCI EAFE Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	–8.14%	1.18%	7.56%	6.94%
Fund — Class A Shares w/o sales charges(4)	–8.45	0.84	7.23	6.65
Fund — Class A Shares with maximum 5.25% sales charges(4)	–13.24	–0.25	6.65	6.38
Fund — Class L Shares w/o sales charges(5)	–8.88	0.33	—	3.90
Fund — Class C Shares w/o sales charges(7)	–9.11	—	—	–2.11
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–10.00	—	—	–2.11
Fund — Class IS Shares w/o sales charges(6)	–8.11	1.21	—	1.46
FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index	–6.44	2.52	8.64	5.60
MSCI EAFE Index	–13.79	0.53	6.32	3.79

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE EPRA Nareit Developed ex-North America Real Estate — Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 2/18/05 (gross returns used prior to 2/18/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on October 1, 1997.

(5)  Commenced offering on April 27, 2012.

(6)  Commenced offering on September 13, 2013.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.5%)
Australia (8.7%)
Dexus REIT	38,888	$291
Goodman Group REIT	44,035	330
GPT Group (The) REIT	59,084	222
Mirvac Group REIT	101,118	159
Scentre Group REIT	191,015	525
Stockland REIT	81,600	202
Vicinity Centres REIT	161,575	296
		2,025
Austria (0.4%)
Atrium European Real Estate Ltd. (a)	24,000	89
China (2.3%)
China Overseas Land & Investment Ltd. (b)	44,000	152
China Resources Land Ltd. (b)	10,000	38
Country Garden Holdings Co., Ltd. (b)	161,000	194
Guangzhou R&F Properties Co., Ltd. H Shares (b)	60,000	90
Longfor Group Holdings Ltd. (b)	22,500	67
		541
Finland (0.6%)
Citycon Oyj	13,961	26
Kojamo Oyj (a)	11,903	110
		136
France (11.3%)
Carmila SA REIT	2,241	41
Covivio REIT	1,694	163
Gecina SA REIT	3,453	446
ICADE REIT	2,446	186
Klepierre SA REIT	19,190	591
Mercialys SA REIT	12,913	177
Unibail-Rodamco-Westfield REIT	6,679	1,032
		2,636
Germany (6.3%)
ADO Properties SA (c)	2,177	114
Alstria Office AG REIT	10,305	144
Deutsche Wohnen SE	8,000	367
LEG Immobilien AG	1,024	107
Vonovia SE	16,041	728
		1,460
Hong Kong (26.6%)
Champion REIT	227,000	155
CK Asset Holdings Ltd.	54,500	396
Henderson Land Development Co., Ltd.	26,813	133
Hongkong Land Holdings Ltd.	166,900	1,052
Hysan Development Co., Ltd.	74,836	355
Link REIT	114,895	1,157
New World Development Co., Ltd.	247,788	326
Sino Land Co., Ltd.	124,795	212
Sun Hung Kai Properties Ltd.	85,456	1,212
Swire Properties Ltd.	167,300	585
	Shares	Value (000)
Wharf Holdings Ltd. (The)	70,117	$182
Wharf Real Estate Investment Co., Ltd.	70,370	418
		6,183
Ireland (1.4%)
Green REIT PLC	135,111	209
Hibernia REIT PLC	74,823	107
		316
Japan (22.3%)
Activia Properties, Inc. REIT	28	113
Advance Residence Investment Corp. REIT	60	166
Frontier Real Estate Investment Corp. REIT	12	48
GLP J-REIT	183	187
Hulic Co., Ltd.	18,100	162
Hulic REIT, Inc.	23	36
Invincible Investment Corp. REIT	138	57
Japan Hotel REIT Investment Corp.	139	99
Japan Real Estate Investment Corp. REIT	63	354
Japan Retail Fund Investment Corp. REIT	133	266
Kenedix Office Investment Corp. REIT	11	70
Mitsubishi Estate Co., Ltd.	57,900	907
Mitsui Fudosan Co., Ltd.	39,100	866
Mori Trust Sogo Reit, Inc.	44	64
Nippon Building Fund, Inc. REIT	81	510
Nippon Prologis, Inc. REIT	36	76
Nomura Real Estate Holdings, Inc.	2,500	46
Nomura Real Estate Master Fund, Inc. REIT	201	265
Orix, Inc. J-REIT	42	70
Premier Investment Corp. REIT	70	80
Sumitomo Realty & Development Co., Ltd.	13,200	482
Tokyo Tatemono Co., Ltd.	1,400	14
United Urban Investment Corp. REIT	154	239
		5,177
Malta (0.0%)
BGP Holdings PLC (a)(d)(e)	4,769,371	5
Netherlands (1.2%)
Eurocommercial Properties N.V. CVA REIT	8,473	262
NSI NV REIT	680	26
		288
Norway (1.0%)
Entra ASA (c)	14,749	196
Norwegian Property ASA	28,357	35
		231
Singapore (1.7%)
APAC Realty Ltd.	53,600	17
Ascendas Real Estate Investment Trust REIT	21,700	41
CapitaLand Commercial Trust REIT	91,360	117
CapitaLand Mall Trust REIT	34,800	57
City Developments Ltd.	4,200	25
Mapletree Logistics Trust REIT	33,500	31
Suntec Real Estate Investment Trust REIT	14,500	19
UOL Group Ltd.	17,413	79
		386

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
Spain (2.4%)
Inmobiliaria Colonial Socimi SA REIT	14,589	$136
Merlin Properties Socimi SA REIT	33,475	413
		549
Sweden (1.9%)
Atrium Ljungberg AB, Class B	5,122	88
Castellum AB	4,984	92
Hufvudstaden AB, Class A	12,681	196
Kungsleden AB	10,459	74
		450
Switzerland (0.8%)
PSP Swiss Property AG (Registered)	1,865	184
United Kingdom (10.6%)
British Land Co., PLC (The) REIT	86,068	585
Derwent London PLC REIT	6,787	246
Grainger PLC	33,849	91
Great Portland Estates PLC REIT	22,934	192
Hammerson PLC REIT	25,899	108
Intu Properties PLC REIT	35,095	51
Land Securities Group PLC REIT	61,419	630
LXB Retail Properties PLC (a)	102,398	15
Segro PLC REIT	18,265	137
Shaftesbury PLC REIT	4,477	47
St. Modwen Properties PLC	27,194	137
Urban & Civic PLC	54,358	181
Workspace Group PLC REIT	5,028	51
		2,471
Total Common Stocks (Cost $21,616)		23,127
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $36)	36,240	36
Total Investments (99.7%) (Cost $21,652) (f)(g)		23,163
Other Assets in Excess of Liabilities (0.3%)		60
Net Assets (100.0%)		$23,223

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  At December 31, 2018, the Fund held a fair valued security valued at approximately $5,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(e)  Security has been deemed illiquid at December 31, 2018.

(f)  The approximate fair value and percentage of net assets, $23,122,000 and 99.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

(g)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $25,249,000. The aggregate gross unrealized depreciation is approximately $2,087,000, which is the net unrealized depreciation.

CVA  Certificaten Van Aandelen.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	49.4%
Retail	20.5
Office	16.8
Residential	8.9
Other*	4.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $21,616)	$23,127
Investment in Security of Affiliated Issuer, at Value (Cost $36)	36
Total Investments in Securities, at Value (Cost $21,652)	23,163
Foreign Currency, at Value (Cost $2)	2
Dividends Receivable	60
Receivable for Investments Sold	25
Tax Reclaim Receivable	24
Due from Adviser	22
Receivable for Fund Shares Sold	5
Receivable from Affiliate	—	@
Other Assets	36
Total Assets	23,337
Liabilities:
Payable for Professional Fees	64
Payable for Custodian Fees	16
Payable for Investments Purchased	14
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	2
Payable for Directors' Fees and Expenses	2
Payable for Sub Transfer Agency Fees — Class I	2
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	9
Total Liabilities	114
Net Assets	$23,223
Net Assets Consist of:
Paid-in-Capital	$249,217
Total Accumulated Loss	(225,994)
Net Assets	$23,223

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$13,276
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	781,228
Net Asset Value, Offering and Redemption Price Per Share	$16.99
CLASS A:
Net Assets	$1,422
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	83,608
Net Asset Value, Redemption Price Per Share	$17.01
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.94
Maximum Offering Price Per Share	$17.95
CLASS L:
Net Assets	$10
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	578
Net Asset Value, Offering and Redemption Price Per Share	$16.94
CLASS C:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	470
Net Asset Value, Offering and Redemption Price Per Share	$16.91
CLASS IS:
Net Assets	$8,507
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	500,947
Net Asset Value, Offering and Redemption Price Per Share	$16.98

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $91 of Foreign Taxes Withheld)	$1,044
Non-Cash Dividends from Securities of Unaffiliated Issuers	59
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	1,106
Expenses:
Advisory Fees (Note B)	237
Professional Fees	109
Registration Fees	66
Custodian Fees (Note F)	53
Administration Fees (Note C)	24
Shareholder Reporting Fees	15
Sub Transfer Agency Fees — Class I	14
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Transfer Agency Fees — Class I (Note E)	3
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Services Fees — Class A (Note D)	4
Distribution and Shareholder Services Fees — Class L (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	1
Directors' Fees and Expenses	5
Pricing Fees	5
Other Expenses	18
Total Expenses	563
Waiver of Advisory Fees (Note B)	(244)
Reimbursement of Class Specific Expenses — Class I (Note B)	(13)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	299
Net Investment Income	807
Realized Gain (Loss):
Investments Sold	1,091
Foreign Currency Translation	(17)
Net Realized Gain	1,074
Change in Unrealized Appreciation (Depreciation):
Investments	(4,142)
Foreign Currency Translation	(1)
Net Change in Unrealized Appreciation (Depreciation)	(4,143)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(3,069)
Net Decrease in Net Assets Resulting from Operations	$(2,262)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$807	$1,247
Net Realized Gain	1,074	1,276
Net Change in Unrealized Appreciation (Depreciation)	(4,143)	4,423
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,262)	6,946
Dividends and Distributions to Shareholders:
Class I	(702)	(1,752)*
Class A	(67)	(125)*
Class L	— @	(1)*
Class C	(2)	(8)*
Class IS	(452)	(890)*
Total Dividends and Distributions to Shareholders	(1,223)	(2,776)
Capital Share Transactions:(1)
Class I:
Subscribed	322	2,617
Distributions Reinvested	699	1,727
Redeemed	(5,620)	(13,538)
Class A:
Subscribed	9	558
Distributions Reinvested	59	108
Redeemed	(359)	(426)
Class L:
Redeemed	—	(44)
Class C:
Subscribed	—	121
Distributions Reinvested	2	9
Redeemed	(117)	(22)
Class IS:
Subscribed	—	168
Distributions Reinvested	452	889
Redeemed	(2,000)	(2,449)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(6,553)	(10,282)
Redemption Fees	—	1
Total Decrease in Net Assets	(10,038)	(6,111)
Net Assets:
Beginning of Period	33,261	39,372
End of Period	$23,223	$33,261 †

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

International Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	17	138
Shares Issued on Distributions Reinvested	38	93
Shares Redeemed	(299)	(701)
Net Decrease in Class I Shares Outstanding	(244)	(470)
Class A:
Shares Subscribed	1	29
Shares Issued on Distributions Reinvested	3	6
Shares Redeemed	(19)	(22)
Net Increase (Decrease) in Class A Shares Outstanding	(15)	13
Class L:
Shares Redeemed	—	(2)
Class C:
Shares Subscribed	—	6
Shares Issued on Distributions Reinvested	— @@	— @@
Shares Redeemed	(6)	(1)
Net Increase (Decrease) in Class C Shares Outstanding	(6)	5
Class IS:
Shares Subscribed	—	9
Shares Issued on Distributions Reinvested	25	48
Shares Redeemed	(111)	(131)
Net Decrease in Class IS Shares Outstanding	(86)	(74)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(1,752)
Class A:
Net Investment Income	$(125)
Class L:
Net Investment Income	$(1)
Class C:
Net Investment Income	$(8)
Class IS:
Net Investment Income	$(890)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(639).

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$19.36		$17.53		$18.72		$19.84		$19.99
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.59		0.46		0.37		0.39
Net Realized and Unrealized Gain (Loss)	(2.05)		2.69		(0.73)		(1.00)		(0.07)
Total from Investment Operations	(1.53)		3.28		(0.27)		(0.63)		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(1.45)		(0.92)		(0.49)		(0.47)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.99		$19.36		$17.53		$18.72		$19.84
Total Return(4)	(8.14)%		19.13%		(1.38)%		(3.29)%		1.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,276		$19,846		$26,213		$67,459		$94,269
Ratio of Expenses to Average Net Assets(7)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.00	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.74	%(5)	3.13	%(5)	2.47	%(5)	1.84	%(5)	1.91	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		23%		21%		37%		59%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%		1.76%		1.37%		1.29%		1.16%
Net Investment Income to Average Net Assets	1.84%		2.37%		2.10%		1.55%		1.75%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$19.37		$17.54		$18.73		$19.84		$19.98
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.45		0.51		0.39		0.30		0.31
Net Realized and Unrealized Gain (Loss)	(2.04)		2.71		(0.73)		(1.00)		(0.06)
Total from Investment Operations	(1.59)		3.22		(0.34)		(0.70)		0.25
Distributions from and/or in Excess of:
Net Investment Income	(0.77)		(1.39)		(0.85)		(0.41)		(0.39)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$17.01		$19.37		$17.54		$18.73		$19.84
Total Return(4)	(8.45)%		18.78%		(1.78)%		(3.61)%		1.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,422		$1,917		$1,512		$2,308		$2,792
Ratio of Expenses to Average Net Assets(7)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)	1.35	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.35	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.40	%(5)	2.71	%(5)	2.10	%(5)	1.48	%(5)	1.55	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		23%		21%		37%		59%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.22%		2.23%		1.85%		1.70%		1.58%
Net Investment Income to Average Net Assets	1.53%		1.83%		1.60%		1.13%		1.32%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$19.29		$17.42		$18.61		$19.69		$19.86
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.36		0.50		0.29		0.18		0.21
Net Realized and Unrealized Gain (Loss)	(2.03)		2.59		(0.71)		(0.97)		(0.06)
Total from Investment Operations	(1.67)		3.09		(0.42)		(0.79)		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.68)		(1.22)		(0.77)		(0.29)		(0.32)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.94		$19.29		$17.42		$18.61		$19.69
Total Return(4)	(8.88)%		18.14%		(2.23)%		(4.11)%		0.75%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10		$11		$53		$55		$95
Ratio of Expenses to Average Net Assets(7)	1.85	%(5)	1.85	%(5)	1.85	%(5)	1.85	%(5)	1.85	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		1.85	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	1.90	%(5)	2.70	%(5)	1.58	%(5)	0.90	%(5)	1.05	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		23%		21%		37%		59%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	20.23%		14.81%		5.51%		4.58%		3.90%
Net Investment Loss to Average Net Assets	(16.48)%		(10.26)%		(2.08)%		(1.83)%		(1.00)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Real Estate Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$19.00		$17.32		$18.50		$21.28
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.35		0.30		0.25		0.06
Net Realized and Unrealized Gain (Loss)	(2.04)		2.71		(0.71)		(2.48)
Total from Investment Operations	(1.69)		3.01		(0.46)		(2.42)
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(1.33)		(0.72)		(0.36)
Redemption Fees	—		0.00	(4)	0.00	(4)	0.00	(4)
Net Asset Value, End of Period	$16.91		$19.00		$17.32		$18.50
Total Return(5)	(9.11)%		17.78%		(2.44)%		(11.47	)%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$128		$21		$22
Ratio of Expenses to Average Net Assets(10)	2.10	%(6)	2.10	%(6)	2.10	%(6)	2.10	%(6)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		2.10	%(6)	N/A		N/A
Ratio of Net Investment Income to Average Net Assets(10)	1.84	%(6)	1.58	%(6)	1.33	%(6)	0.45	%(6)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	28%		23%		21%		37%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.51%		5.62%		12.39%		10.98	%(9)
Net Investment Loss to Average Net Assets	(1.57)%		(1.94)%		(8.96)%		(8.43	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

International Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$19.35		$17.52		$18.71		$19.83		$19.99
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.52		0.59		0.47		0.37		0.23
Net Realized and Unrealized Gain (Loss)	(2.04)		2.70		(0.73)		(1.00)		0.09
Total from Investment Operations	(1.52)		3.29		(0.26)		(0.63)		0.32
Distributions from and/or in Excess of:
Net Investment Income	(0.85)		(1.46)		(0.93)		(0.49)		(0.48)
Redemption Fees	—		0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$16.98		$19.35		$17.52		$18.71		$19.83
Total Return(4)	(8.11)%		19.19%		(1.33)%		(3.26)%		1.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,507		$11,359		$11,573		$20,944		$2,557
Ratio of Expenses to Average Net Assets(7)	0.97	%(5)	0.97	%(5)	0.97	%(5)	0.97	%(5)	0.97	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	N/A		0.97	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income to Average Net Assets(7)	2.76	%(5)	3.11	%(5)	2.52	%(5)	1.86	%(5)	1.14	%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	28%		23%		21%		37%		59%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.81%		1.70%		1.33%		1.30%		1.13%
Net Investment Income to Average Net Assets	1.92%		2.38%		2.16%		1.53%		0.98%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the International Real Estate Portfolio. The Fund seeks to provide current income and long-term capital appreciation.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$—	$11,452	$—	$11,452
Industrial	—	761	—	761
Industrial/Office Mixed	—	115	—	115
Lodging/Resorts	—	99	—	99
Office	—	3,887	—	3,887
Residential	—	2,067	5	2,072
Retail	—	4,741	—	4,741
Total Common Stocks	—	23,122	5	23,127
Short-Term Investment
Investment Company	36	—	—	36
Total Assets	$36	$23,122	$5	$23,163

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$6
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(1)
Realized gains (losses)	—
Ending Balance	$5
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$(1)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input††
Common Stock
$5	Market Transaction Method	Transaction Valuation	$0.001	Increase
		Discount for Lack of Marketability	50.0%	Decrease

*  Amount is indicative of the weighted average.

††  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares,

Class C shares and Class IS shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.97% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $244,000 of advisory fees were waived and approximately $20,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Fund has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $8,206,000 and $14,678,000,

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$151	$4,970	$5,085	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$36

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,223	$—	$2,776	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Permanent differences, primarily due to an expired capital loss carryforward, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$66,872	$(66,872)

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$192	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $3,185,000 and $220,914,000, respectively that do not have an expiration date.

During the year ended December 31, 2018, capital loss carryforwards of approximately $66,872,000 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 71.9%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
International Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of International Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of International Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for the taxable year ended December 31, 2018.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $563,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $70,000, and has derived net income from sources within foreign countries amounting to approximately $1,195,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIIREANN
2404006 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Multi-Asset Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	10
Consolidated Statement of Assets and Liabilities	25
Consolidated Statement of Operations	27
Consolidated Statements of Changes in Net Assets	28
Consolidated Financial Highlights	29
Notes to Consolidated Financial Statements	34
Report of Independent Registered Public Accounting Firm	46
Federal Tax Notice	47
Privacy Notice	48
Director and Officer Information	51

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Multi-Asset Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Expense Example (unaudited)

Multi-Asset Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Multi-Asset Portfolio Class I	$1,000.00	$1,000.90	$1,019.86	$5.35	$5.40	1.06%
Multi-Asset Portfolio Class A	1,000.00	998.30	1,018.10	7.10	7.17	1.41
Multi-Asset Portfolio Class L	1,000.00	997.00	1,015.88	9.31	9.40	1.85
Multi-Asset Portfolio Class C	1,000.00	993.80	1,014.32	10.86	10.97	2.16
Multi-Asset Portfolio Class IS	1,000.00	1,000.30	1,020.01	5.19	5.24	1.03

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Multi-Asset Portfolio

The Fund seeks total return. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –0.32%, net of fees. The Fund's Class I shares underperformed the Fund's primary benchmark, the ICE BofAML U.S. Dollar 1-month LIBID Average Index (the "Index"), which returned 1.91%, but outperformed the secondary benchmark, the Customized MSIM Global Allocation Index (the "Customized Index"), which returned –6.00%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms.

Factors Affecting Performance*(ii)

•  Global equities fell –7.7% during 2018, the worst annual return since 2008 and the first negative full-year return since 2011 (as measured by the MSCI All Country World Index net total returns in local currency), amid declining central bank liquidity and slowing global growth. After a negative first quarter in which markets were weighed down by rising rates and inflation as well as increasing protectionism, global equities steadily rallied during the second and third quarters, propelled by strong U.S. earnings and economic growth. Global equities sold off again sharply in the fourth quarter (–12.5% as measured by the MSCI All Country World Index net total returns in local currency) on renewed concerns over rising rates and geopolitical tensions (Brexit, Italy and U.S.-China trade wars), now combined with slowing growth data in the U.S. and China.

•  All equity regions had negative performance for the year. Despite the sharp (nearly –20%) sell-off in the fourth quarter, the U.S. was still the regional leader for the full year (–4.4%, S&P 500 Index, total return). A strong late-cycle economy combined with tax cuts helped 2018 U.S. earnings per share growth to surprise positively, growing +23% year-over-year. And yet stock prices fell by –6% (S&P 500 Index price return; or –4.4% on a total return basis including dividends), because trailing price-earnings

(P/E) multiples compressed by –24%.(iii) Multiple compression was driven by slowing growth, an increasingly hawkish Federal Reserve (Fed) for most of the year, and fears of peaking stimulus and earnings amid rising protectionism. Eurozone equities fell –12% (Euro Stoxx 50 Index in euros), hurt by last year's currency strength, political uncertainty in Italy, Brexit, persistently disappointing economic data and the end of the European Central Bank's (ECB) quantitative easing program in December. Emerging market (EM) equities fell –14.6% in USD and –10.1% in local currency in 2018 (MSCI Emerging Markets Index). EM equities initially rose in the first quarter when the USD weakened, then fell sharply in the second and third quarters, coming under immense pressure from Fed rate hikes, USD strength and a brewing trade war between the U.S. and China. They held up relatively well in the fourth quarter despite evidence of slowing Chinese growth, having already underperformed developed markets by –14% in the first three quarters of the year (MSCI Indices, in USD). Japanese equities were the laggards for 2018 (–17.6% TOPIX Index in yen). Japan equity markets fell during the first half of 2018 on concerns over withdrawal of monetary stimulus by the Bank of Japan as well as trade frictions with the U.S. They temporarily rebounded in the third quarter amid strong economic data (second quarter gross domestic product growth +3% quarter-over-quarter annualized(iv)), improving corporate earnings, yen weakness (–2.6% in the third quarter) and easing concerns around trade talks, but then were weighed down again in the fourth quarter by yen strength (+3.7% in the fourth quarter) amid risk-off flows.

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg.

(iii)  Source: MSIM Global Multi Asset Team analysis; IBES Pro Forma EPS as of January 9, 2019. Actual/trailing 2018 EPS rose by +22.6%, while trailing P/E multiples contracted by 23.5%, and the market fell –6.3% (1.23 x 0.76 = 0.94).

(iv)  MSIM Global Multi Asset Team analysis; Bloomberg.

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  Global bonds were up slightly on a total return basis in local currency terms 2018 (J.P. Morgan Global Government Bond Index, +1%), but fell –0.7% in USD terms (also total return). However, U.S. Treasury yields rose during the year in response to strong fiscal stimulus-driven growth and signals from the Fed and ECB — until late in the year — that monetary policy would continue to tighten. The Fed delivered four rate hikes during the year and revised upward its projected path of rates. The U.S. 10-year yield rose during the first three quarters by +66 basis points (bps) to 3.06%, then retraced half of this in the fourth quarter, ending the year back down at 2.68% — the lowest level since January, amid a flight to quality assets and signals of a more dovish Fed in response to weakening economic data. The U.S. 2-year Treasury yield rose +60 bps during the year to 2.49%, flattening the 2-year to 10-year yield curve to just 20 bps. The flattening yield curve caused concern among many market participants, as yield curve inversion has historically been a precursor to recession. Safe German bond yields fell (German 10-year bund yield –19 bps for the year), on weaker economic data in the region and risk-off flows in response to political uncertainty in Italy and concerns around the fallout from Brexit. Italian yields spiked up 73 bps to 2.74%. Most risky spreads widened, with U.S. high yield particularly hard hit in the fourth quarter when spreads increased by 210 bps to end the year at 5.26% (Bloomberg Barclays U.S. High Yield Index option-adjusted spreads, +183 bps for the full year). Emerging market external bond spreads widened 124 bps during the year, as currency devaluations in the second and third quarters stoked higher inflation, prompting many central banks to hike rates amid slowing growth (J.P. Morgan EMBI Global Index, USD).

•  The U.S. dollar rose 4.4% in 2018, pushed up by increasing interest rate differentials relative to most trading partners as well as investor flight to safe-haven assets amid an intensifying trade war between the U.S. and China. In emerging markets, Fed rate hikes, appreciation in the U.S. dollar and concerns over trade protectionism tipped the most vulnerable EM economies, such as those with large current account deficits like Argentina and Turkey, into crisis, and caused contagion to spread more broadly in EM in the second and third quarters of the year. Many EM currencies sold off sharply, and although some losses were mitigated in the fourth quarter, for the full year the J.P. Morgan Emerging Market Currency Index was down –10.7%. The Argentine peso (–51%) was the worst performing currency despite securing a financing deal from the International Monetary Fund aimed at stemming foreign exchange weakness. The Turkish lira fell –28% as investors grew concerned over President Erdogan's increasingly authoritarian control over monetary policy, confrontations with the U.S. and the potential for lack of fiscal discipline under his leadership following his electoral win. The Brazilian real fell –17% on concerns over lack of political will to implement fiscal reforms and a truckers strike over rising fuel prices which disrupted economic activity. The contagion spread to South Africa and Russia, where currencies fell roughly –14% and 17%, respectively. One notable exception was the Mexican peso, which ended the year flat, helped in part by a relief rally on reduced uncertainty after Andres Manuel Lopez Obrador, known as AMLO, won the presidential election, and the U.S. and Mexico agreed on a revised trade deal (the U.S-Mexico-Canada Agreement) to replace the North American Free Trade Agreement, which left many of the original agreement's key provisions intact. The Japanese yen was the only major currency to strengthen versus the U.S. dollar (+2.8%) as a result of safe-haven inflows.

•  Commodities fell –13.8% in 2018 (S&P GSCI Total Return Index in USD), driven by oil and industrial commodities falling –20% (Brent, copper). During the first three quarters of the year, oil rose nearly 16% on strong global growth, Venezuela's production collapse, U.S. sanctions on Iranian oil and bottlenecks in U.S. shale. However during the fourth quarter, Brent oil fell by –35% amid falling demand forecasts and oversupply concerns, as Saudi Arabia and Russia agreed to raise production and the U.S. announced waivers for importers of sanctioned Iranian oil. The price of copper fell throughout the year on trade-war fears, weakening Chinese data, and the stronger dollar.

•  Positions within equities detracted from performance. Contributors during the period included short positions in Chinese equities

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

(H-shares), as well as luxury goods and global machinery stocks, all relative to global equities. In addition, a long position in U.S. volatility (beta hedged) and a short position in emerging market equities relative to developed market equities also contributed to performance. These gains were offset by losses from long positions in U.S. consumer finance stocks relative to U.S. equites and Japanese equities relative to U.S. equities. In addition, our short positions in U.S. cyclical vs. U.S. defensive equities, Australian banks relative to developed market banks and global equities and Canadian banks relative to global equities all detracted from performance.

•  Positions within fixed income contributed to performance. Contributors included directional long positions in Brazilian 3-year bonds, U.S. 10-year and 30-year Treasuries and Argentine 1-year USD bonds. Detractors during the period included long positions in U.S. 10-year TIPS (Treasury inflation-protected securities), South African 10-year bonds and Argentine 10-year bonds.

•  Positions within commodities (implemented via commodity futures) had a positive impact on performance, as a short position in copper and a long position in gold both contributed.

•  Currency positions (implemented via currency forwards and futures) negatively impacted performance. Short positions in the euro and in the Australian dollar, both relative to the U.S. dollar, contributed to performance. These gains were offset by losses from a short position in the Japanese yen relative to the U.S. dollar, as well as long positions in the Swedish krona relative to the euro, the Turkish lira and the Argentine peso (with the latter two both relative to emerging market currencies).

Management Strategies(v)

•  As of December 31, 2018, the Fund's net equity exposure was 5.8%, net fixed income exposure was 35.2% (34.1% in U.S. 10-year Treasury duration-equivalent exposure) and net commodities exposure was 4.1%.(vi)

•  Going into 2019, we expect global growth to slow, led down by the U.S. and China, and are neutral global equities, modestly long bonds (primarily in U.S. Treasuries and TIPS), and short cyclical vs. defensive equities. As U.S. growth slows and converges with the rest of the world, we favor non-U.S. assets (equities, currencies) and are long gold. We are bearish on China-sensitive assets.

•  After a 2018 in which the era of Free Money came to an end as the Fed raised the price of money from zero contributing to massive underperformance of equity markets relative to the real economy and profits, we expect a pause in the Fed's rate hiking cycle, a modest rebound in risky assets and a stabilization in equity market multiples in the first half of the year. By the second half, we expect the focus will shift from equity multiple compression (following 2018's –24% compression in U.S. P/E multiples) to earnings growth disappointments as a likely 2020 recession approaches.

•  We are neutral global equities, despite slightly oversold conditions and cheap valuations (12.9x forward earnings are 6-7% cheap to our measure of fair value), given a deteriorating growth/inflation tradeoff and falling profits.(vii) We expect global gross domestic product growth to slow from the 2017 peak of 3.5% (and the current 2.9% pace) to 2.4% in the next 12 months, dragged down by the U.S. and China, while the rest of the world stabilizes.(viii) We expect modestly higher inflation globally, with U.S. core inflation rising +20 bps to 2.1% by end-2019.(viii) Europe and Japan core inflation will likely rise by a similar magnitude, albeit from lower levels (1% and 0.4%, respectively), and inflation in EM will remain mixed (low and stable in China and Brazil; rising in Europe, Middle East, Africa; falling in Argentina and Turkey).

(v)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

(vi)  The Fund seeks to achieve a consistent level of positive absolute returns while controlling downside portfolio risk. The Fund seeks to achieve this objective by taking long and short positions (often in the form of paired or hedged trades) in a range of equity and equity related securities of any market capitalization, bonds, currencies and commodities, which can result in negative net exposures. As the Fund's primary benchmark (the Bank of America Merrill Lynch U.S. Dollar 1-month LIBID Average Index) represents cash, the Fund will maintain, from time to time, significant exposure to a risk-free asset class.

(vii)  Source: MSIM Global Multi Asset Team analysis; IBES.

(viii)  Source: MSIM Global Multi Asset Team estimates.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

•  We believe U.S. exceptionalism is coming to an end. In the last decade, better growth, more generous policy and beneficial stock market composition (e.g. more tech/internet and less banks/commodities) helped U.S. equities outperform global equities by 150%, resulting in U.S. stocks trading at a 40% premium to the rest of the world and the U.S. dollar trading 7% above its long-term average real effective exchange rate. But the winners of one decade are rarely the winners of the next, and we expect that the U.S. will "catch down" to the rest of the world, with U.S. economic growth slowing from 3.25% over the last three quarters to a 1.5% pace (similar to Europe and below emerging markets ex-China at 3-3.5%) by the end of 2019 as fiscal stimulus ends, financial conditions tighten and the strong dollar impacts net trade. We are short U.S. equities relative to the rest of the world and short the dollar vs. G-10 currencies and emerging currencies.

•  We believe China bumpy landing risks are underappreciated and underpriced by markets. Chinese growth slowed over the last two to three quarters, and we expect this to continue as policy is constrained by existing economic imbalances. Investors are confident in the Chinese government's ability to achieve its policy objectives based on the success of this framework in 2008-09, 2011-2012 and 2015-16. But because of the irreconcilability of China's multiple policy objectives (growth above 6-6.5%, a stable currency, contained financial risks/leverage and no housing bubble), the government's easing campaign, which started in July 2018, has been much more modest than the prior three easing cycles. In addition, the effectiveness of policy easing is likely to be much reduced compared to prior episodes, given China's current debt levels (private non-financial debt of 206%, greater than any emerging and most developed countries).(ix) Eventually, Chinese policymakers will need to ease more aggressively, but this will occur after a deeper and longer slowdown than most expect. As a result, we are maintaining a cautious stance on Chinese stocks, the renminbi and developed market stocks most sensitive to Chinese growth and the currency, such as luxury goods and elevator stocks. In emerging markets ex-China, we expect growth to rebound as Brazil, South Africa, Turkey and Argentina stabilize or exit recessions.

•  In fixed income, we are modestly long U.S. Treasuries, given our expectation for slowing growth and a Fed pause. Treasuries are slightly cheap to fair value based on our model: U.S. 10-year yields, at 2.72%, are above fair value of 2.51% today and expected fair value of 2.36% by year-end 2019. Investor sentiment is neutral — having recently moved out of extreme oversold levels.

•  In commodities, we are long gold (and gold mining stocks), which tends to outperform when real rates fall and the U.S. dollar weakens. Real rates are +50 bps, and an extended Fed pause could cause markets to begin to price in the possibility of a return to zero or even negative real rates. This would be very supportive of further upside for gold, particularly after a deep and multiyear bear market. In addition, a weaker dollar helps gold, as it typically means miners' costs are higher and global demand is stronger. We also expect supply-side dynamics to be supportive of the gold price over the next five years, as mine supply declines from multiple years of underinvestment.

(ix)  Source: MSIM Global Multi Asset Team analysis; Bank for International Settlements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on June 22, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the ICE BofAML U.S. Dollar 1-Month LIBID Average Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Alternative Global Macro Funds Index(3)

	Period Ended December 31, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(5)	–0.32%	–2.81%	—	1.06%
Fund — Class A Shares w/o sales charges(5)	–0.59	–3.14	—	0.74
Fund — Class A Shares with maximum 5.25% sales charges(5)	–5.81	–4.17	—	–0.08
Fund — Class L Shares w/o sales charges(5)	–1.04	–3.59	—	0.26
Fund — Class C Shares w/o sales charges(6)	–1.48	—	—	–4.44
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	–2.45	—	—	–4.44
Fund — Class IS Shares w/o sales charges(7)	–0.28	—	—	–3.00
ICE BofAML U.S. Dollar 1-Month LIBID Average Index	1.91	0.68	—	0.55
Customized MSIM Global Allocation Index	–6.00	2.58	—	5.14
Lipper Alternative Global Macro Funds Index	–5.78	1.42	—	2.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The ICE BofAML(Intercontinental Exchange Bank of America Merrill Lynch) U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity. The index purchases a new instrument each day, priced at par, having exactly its stated maturity and with a coupon equal to that day's fixing rate. All issues are held to maturity. Therefore, each day the index is comprised of a basket of securities. The index is not marked to market. The returns of the index represent the accrued income generated by the equally weighted average of all the coupons in the basket for a given day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Multi-Asset Portfolio

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Barclays Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market), and 5% ICE BofAML U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Global Macro Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Global Macro Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Alternative Global Macro Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 22, 2012.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on May 29, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments

Multi-Asset Portfolio

	Shares	Value (000)
Common Stocks (9.1%)
Australia (0.1%)
Evolution Mining Ltd.	2,355	$6
Goodman Group REIT	33	—	@
Independence Group NL	957	3
Newcrest Mining Ltd.	1,552	24
Northern Star Resources Ltd.	940	6
Regis Resources Ltd.	967	3
Resolute Mining Ltd.	1,840	2
Saracen Mineral Holdings Ltd. (a)	1,416	3
St. Barbara Ltd.	1,045	3
Stockland REIT	70	—	@
		50
Austria (0.3%)
Erste Group Bank AG (a)	66	2
Raiffeisen Bank International AG	5,132	131
		133
Canada (0.4%)
Agnico Eagle Mines Ltd.	371	15
Alamos Gold, Inc., Class A	655	2
Asanko Gold, Inc. (a)	430	—	@
B2Gold Corp. (a)	1,669	5
Barrick Gold Corp.	1,797	24
Centerra Gold, Inc. (a)	409	2
Detour Gold Corp. (a)	356	3
Eldorado Gold Corp. (a)	351	1
Endeavour Mining Corp. (a)	149	2
First Majestic Silver Corp. (a)	328	2
Fortuna Silver Mines, Inc. (a)	374	1
Franco-Nevada Corp.	402	28
Goldcorp, Inc.	1,635	16
Guyana Goldfields, Inc. (a)	422	1
IAMGOLD Corp. (a)	945	4
Kinross Gold Corp. (a)	2,231	7
Kirkland Lake Gold Ltd.	375	10
New Gold, Inc. (a)	1,307	1
OceanaGold Corp.	1,073	4
Osisko Gold Royalties Ltd.	250	2
Pan American Silver Corp.	333	5
Sandstorm Gold Ltd. (a)	355	2
SEMAFO, Inc. (a)	560	1
SSR Mining, Inc. (a)	233	3
Tahoe Resources, Inc. (a)	750	3
Torex Gold Resources, Inc. (a)	117	1
Wheaton Precious Metals Corp.	854	17
Yamana Gold, Inc.	1,744	4
		166
China (0.0%)
Zhaojin Mining Industry Co., Ltd. H Shares (b)	2,157	2
Zijin Mining Group Co., Ltd. H Shares (b)	9,944	4
		6
	Shares	Value (000)
Denmark (0.0%)
Danske Bank A/S	212	$4
Germany (0.0%)
Commerzbank AG (a)	222	2
Hong Kong (0.0%)
Hanergy Thin Film Power Group Ltd. (a)(c)(d) (acquisition cost — $1,231; acquired 4/10/15)	178,000	8
Italy (0.1%)
Intesa Sanpaolo SpA	4,054	9
Mediobanca Banca di Credito Finanziario SpA	137	1
UniCredit SpA	563	7
		17
Japan (0.1%)
Aozora Bank Ltd.	24	1
Bank of Kyoto Ltd. (The)	11	—	@
Chiba Bank Ltd. (The)	125	1
Concordia Financial Group Ltd.	126	1
Fukuoka Financial Group, Inc.	30	1
Japan Post Bank Co., Ltd.	84	1
Mebuki Financial Group, Inc.	170	—	@
Mizuho Financial Group, Inc.	6,811	11
Resona Holdings, Inc.	531	3
Seven Bank Ltd.	123	—	@
Shinsei Bank Ltd.	34	—	@
Shizuoka Bank Ltd. (The)	93	1
Sumitomo Mitsui Financial Group, Inc.	451	15
Sumitomo Mitsui Trust Holdings, Inc.	68	2
Suruga Bank Ltd.	34	—	@
Yamaguchi Financial Group, Inc.	41	—	@
		37
Norway (0.0%)
DNB ASA	274	4
Peru (0.0%)
Cia de Minas Buenaventura SA ADR	339	6
Poland (2.0%)
Alior Bank SA (a)	2,152	30
Bank Handlowy w Warszawie SA	733	14
Bank Millennium SA (a)	12,275	29
Bank Polska Kasa Opieki SA	10,200	297
mBank SA	276	31
Powszechna Kasa Oszczednosci Bank Polski SA	35,810	377
Santander Bank Polska SA	920	89
		867
South Africa (0.0%)
AngloGold Ashanti Ltd.	604	7
Gold Fields Ltd.	1,410	5
Harmony Gold Mining Co. Ltd. (a)	630	1
Sibanye Gold Ltd. (a)	2,416	2
		15

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

	Shares	Value (000)
Sweden (0.1%)
Nordea Bank Abp	852	$7
Skandinaviska Enskilda Banken AB, Class A	360	3
Svenska Handelsbanken AB, Class A	429	5
Swedbank AB, Class A	254	6
		21
United Kingdom (0.0%)
Centamin PLC	2,207	3
Randgold Resources Ltd.	148	12
		15
United States (6.0%)
Capital One Financial Corp.	5,375	406
Coeur Mining, Inc. (a)	398	2
Discover Financial Services	7,065	417
DR Horton, Inc.	4,132	143
Eagle Materials, Inc.	549	33
Fidelity National Financial, Inc.	3,161	99
First American Financial Corp.	1,303	58
Hecla Mining Co.	849	2
KB Home	629	12
Lennar Corp., Class A	3,301	129
Louisiana-Pacific Corp.	1,665	37
M/I Homes, Inc. (a)	250	5
Martin Marietta Materials, Inc.	657	113
Masco Corp.	3,556	104
McEwen Mining, Inc.	408	1
MDC Holdings, Inc.	403	11
Meritage Homes Corp. (a)	342	13
MGIC Investment Corp. (a)	4,341	45
Mohawk Industries, Inc. (a)	672	79
Newmont Mining Corp.	1,007	35
NVR, Inc. (a)	41	100
Owens Corning	1,273	56
Pulte Group, Inc.	2,952	77
Royal Gold, Inc.	137	12
Scotts Miracle-Gro Co. (The), Class A	482	30
Skyline Champion Corp.	201	3
Stewart Information Services Corp.	186	8
Synchrony Financial	14,644	344
Toll Brothers, Inc.	1,682	55
Universal Forest Products, Inc.	469	12
Vulcan Materials Co.	1,501	148
Watsco, Inc.	386	54
		2,643
Total Common Stocks (Cost $4,512)		3,994
	Face Amount (000)		Value (000)
Fixed Income Securities (39.9%)
Sovereign (20.6%)
Argentina (8.7%)
Argentine Republic Government International Bond,
5.88%, 1/11/28		$1,272	$919
6.25%, 4/22/19		2,892	2,922
			3,841
Greece (7.2%)
Hellenic Republic Government Bond,
3.75%, 1/30/28	EUR	2,883	3,158
Portugal (4.7%)
Portugal Obrigacoes do Tesouro OT,
2.88%, 7/21/26 (e)		811	1,030
4.13%, 4/14/27 (e)		749	1,031
			2,061
Total Sovereign (Cost $8,905)			9,060
U.S. Treasury Security (19.3%)
United States (19.3%)
U.S. Treasury Note 0.50%, 1/15/28 (Cost $8,668)		$8,923	8,521
Total Fixed Income Securities (Cost $17,573)			17,581
	Shares
Short-Term Investments (44.1%)
Investment Companies (25.0%)
iPATH S&P 500 VIX Short-Term Futures ETN		11,746	551
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G)		10,466,781	10,467
Total Investment Companies (Cost $8,905)			11,018
	Face Amount (000)
U.S. Treasury Security (19.1%)
U.S. Treasury Bill, 2.38%, 3/21/19 (Cost $8,443) (f)(g)		8,486	8,443
Total Short-Term Investments (Cost $19,415)			19,461
Total Investments (93.1%) (Cost $41,500) (h)(i)(j)			41,036
Other Assets in Excess of Liabilities (6.9%)			3,037
Net Assets (100.0%)			$44,073

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at December 31, 2018.

(d)  At December 31, 2018, the Fund held a fair valued security valued at approximately $8,000, representing less than 0.05% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(f)  Rate shown is the yield to maturity at December 31, 2018.

(g)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(h)  The approximate fair value and percentage of net assets, $1,171,000 and 2.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(i)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

(j)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $42,598,000. The aggregate gross unrealized appreciation is approximately $210,000 and the aggregate gross unrealized depreciation is approximately $1,667,000, resulting in net unrealized depreciation of approximately $1,457,000.

@  Value is less than $500.

ADR  American Depositary Receipt.

ETN  Exchange Traded Note.

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	ARS	5,774		$143	1/24/19	$(6)
BNP Paribas SA	ARS	2,403		$61	1/24/19	(1)
BNP Paribas SA	ARS	6,413		$160	1/24/19	(5)
BNP Paribas SA	ARS	12,076		$260	1/24/19	(51)
BNP Paribas SA		$246	ARS	10,464	1/24/19	24
BNP Paribas SA		$32	ARS	1,271	1/24/19	—	@
BNP Paribas SA		$336	ARS	14,370	1/24/19	35
BNP Paribas SA		$225	ARS	9,995	1/24/19	33
BNP Paribas SA		$172	ARS	5,538	1/24/19	(29)
BNP Paribas SA		$68	ARS	3,257	1/24/19	16
BNP Paribas SA		$907	ARS	29,222	1/24/19	(154)
JPMorgan Chase Bank NA		$169	ARS	7,039	1/24/19	12
Bank of America NA	CNH	197		$29	3/14/19	(—	@)
Bank of America NA	CNH	542		$79	3/14/19	(—	@)
Bank of America NA	ILS	309		$83	3/14/19	(—	@)
Bank of America NA		$284	PLN	1,068	3/14/19	2
Bank of Montreal	CAD	91		$68	3/14/19	1
Bank of Montreal		$284	EUR	248	3/14/19	2
Bank of Montreal		$62	GBP	49	3/14/19	1
Bank of Montreal		$56	HUF	15,892	3/14/19	1
Bank of Montreal		$362	JPY	40,513	3/14/19	9
Bank of New York Mellon		$5	GBP	4	3/14/19	—	@
Barclays Bank PLC		$4,490	GBP	3,540	3/14/19	37
Barclays Bank PLC		$327	JPY	36,557	3/14/19	8
Barclays Bank PLC		$414	SGD	567	3/14/19	2
BNP Paribas SA	CAD	240		$177	3/14/19	—	@
BNP Paribas SA	CAD	506		$377	3/14/19	6
BNP Paribas SA		$88	CAD	120	3/14/19	(—	@)
BNP Paribas SA		$332	RUB	22,228	3/14/19	(15)
BNP Paribas SA		$31	RUB	2,153	3/14/19	(—	@)
BNP Paribas SA		$338	TWD	10,334	3/14/19	—	@
Citibank NA	CLP	51,338		$75	3/14/19	1
Citibank NA	CZK	2,210		$98	3/14/19	(1)
Citibank NA		$2,247	EUR	1,963	3/14/19	15
Citibank NA		$508	GBP	401	3/14/19	4
Citibank NA		$292	JPY	32,690	3/14/19	7
Citibank NA		$615	KRW	690,183	3/14/19	5
Citibank NA		$296	THB	9,656	3/14/19	2
Commonwealth Bank of Australia		$747	GBP	589	3/14/19	6
Goldman Sachs International	AUD	262		$185	3/14/19	(—	@)
Goldman Sachs International	EUR	261		$299	3/14/19	(1)
Goldman Sachs International	HKD	487		$62	3/14/19	—	@
Goldman Sachs International	JPY	5,029		$45	3/14/19	(1)
Goldman Sachs International		$100	ARS	4,228	3/14/19	3

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International		$37	ARS	1,554	3/14/19	$—	@
Goldman Sachs International		$106	AUD	148	3/14/19	(2)
Goldman Sachs International		$190	BRL	742	3/14/19	—	@
Goldman Sachs International		$610	EUR	530	3/14/19	1
Goldman Sachs International		$62	EUR	54	3/14/19	—	@
Goldman Sachs International		$52	GBP	41	3/14/19	—	@
Goldman Sachs International		$16	HUF	4,594	3/14/19	—	@
Goldman Sachs International		$186	IDR	2,731,888	3/14/19	2
Goldman Sachs International		$388	JPY	43,411	3/14/19	10
Goldman Sachs International		$248	JPY	27,242	3/14/19	2
Goldman Sachs International	ZAR	4,192		$291	3/14/19	2
JPMorgan Chase Bank NA	PHP	92,820		$1,755	3/14/19	1
JPMorgan Chase Bank NA		$83	CHF	82	3/14/19	1
JPMorgan Chase Bank NA		$80	GBP	63	3/14/19	—	@
JPMorgan Chase Bank NA		$136	INR	9,809	3/14/19	4
JPMorgan Chase Bank NA		$105	JPY	11,690	3/14/19	3
JPMorgan Chase Bank NA		$747	MXN	15,232	3/14/19	20
JPMorgan Chase Bank NA	ZAR	459		$32	3/14/19	—	@
JPMorgan Chase Bank NA	ZAR	4,852		$336	3/14/19	2
UBS AG	DKK	99		$15	3/14/19	(—	@)
UBS AG		$35	CHF	35	3/14/19	—	@
UBS AG		$182	EUR	158	3/14/19	(—	@)
UBS AG		$673	EUR	588	3/14/19	5
UBS AG		$78	GBP	61	3/14/19	(—	@)
UBS AG		$981	GBP	773	3/14/19	8
UBS AG		$163	JPY	18,264	3/14/19	4
UBS AG		$127	SEK	1,142	3/14/19	3
UBS AG		$184	TRY	1,031	3/14/19	4
Goldman Sachs International	BRL	785		$204	5/16/19	4
Goldman Sachs International	BRL	364		$91	5/16/19	(2)
Goldman Sachs International	BRL	11,319		$2,928	5/16/19	36
Goldman Sachs International	BRL	11,461		$2,960	5/16/19	33
Goldman Sachs International	BRL	30,687		$7,949	5/16/19	111
Goldman Sachs International		$1,384	BRL	5,841	5/16/19	108
Goldman Sachs International		$2,074	BRL	8,833	5/16/19	182
Goldman Sachs International		$145	BRL	614	5/16/19	11
Goldman Sachs International		$3,136	BRL	12,128	5/16/19	(39)
Goldman Sachs International		$262	BRL	1,013	5/16/19	(4)
Goldman Sachs International		$2,142	BRL	8,166	5/16/19	(56)
Goldman Sachs International		$48	BRL	196	5/16/19	2
Goldman Sachs International		$2,076	BRL	7,809	5/16/19	(82)
Goldman Sachs International		$138	BRL	517	5/16/19	(6)
Goldman Sachs International		$2,458	BRL	9,433	5/16/19	(49)
JPMorgan Chase Bank NA	CNH	609		$89	6/20/19	—	@
JPMorgan Chase Bank NA	CNH	1,669		$249	6/20/19	6
JPMorgan Chase Bank NA	CNH	41,081		$6,158	6/20/19	178
JPMorgan Chase Bank NA	CNH	694		$100	6/20/19	(1)
JPMorgan Chase Bank NA		$191	CNH	1,316	6/20/19	1
JPMorgan Chase Bank NA		$6,102	CNH	42,737	6/20/19	119
JPMorgan Chase Bank NA		$1,478	CNH	10,306	10/17/19	22
JPMorgan Chase Bank NA		$210	CNY	1,447	10/17/19	(—	@)
JPMorgan Chase Bank NA	CNH	634		$90	10/17/19	(2)
JPMorgan Chase Bank NA	CNH	42,737		$6,082	10/17/19	(138)
JPMorgan Chase Bank NA	CNH	65,625		$9,352	10/17/19	(199)
						$273

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2018:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
100 oz Gold Future (United States)	14	Feb-19	$1	$1,794	$73
Euro Stoxx 50 (Germany)	95	Mar-19	1	3,237	(88)
MSCI Emerging Market E Mini (United States)	68	Mar-19	3	3,287	(77)
NIKKEI 225 Index (Japan)	20	Mar-19	10	1,808	(100)
U.S. Treasury 10 yr. Ultra Long Bond (United States)	33	Mar-19	3,300	4,292	139
U.S. Treasury Ultra Bond (United States)	6	Mar-19	600	964	51
Short:
Euro FX Currency (United States)	70	Mar-19	(8,750)	(10,082)	(87)
Euro OAT (Germany)	4	Mar-19	(400)	(691)	— @
German Euro BONO (Germany)	2	Mar-19	(200)	(331)	(3)
German Euro BTP (Germany)	20	Mar-19	(2,000)	(3,748)	(28)
German Euro BTP (Germany)	19	Mar-19	(1,900)	(2,783)	(100)
S&P 500 E Mini Index (United States)	12	Mar-19	(1)	(1,503)	(4)
					$(224)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at December 31, 2018:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	8.68%	Quarterly/Quarterly	10/26/28	$2,515	$7	$—	$7
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.88	Quarterly/Quarterly	1/4/28	13,965	(12)	—	(12)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.83	Quarterly/Quarterly	1/19/28	8,511	(10)	—	(10)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.81	Quarterly/Quarterly	1/24/28	15,889	(20)	—	(20)
Morgan Stanley & Co. LLC*	3 Month JIBAR	Pay	7.71	Quarterly/Quarterly	4/26/28	8,642	(16)	—	(16)
							$(51)	$—	$(51)

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2018:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19	CAD	273	$(2)	$—	$(2)
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		1,779	51	—	51
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		126	6	—	6
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		1,627	76	—	76
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19		169	8	—	8
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		$362	19	—	19
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		124	7	—	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		$237	$13	$—	$13
Barclays Bank PLC	Barclays Canada Banks Index††	Pay	3 Month CDOR plus 0.00%	Quarterly	5/8/19	CAD	280	13	—	13
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.27%	Quarterly	5/1/19		$88	(2)	—	(2)
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.27%	Quarterly	5/1/19		352	10	—	10
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.27%	Quarterly	5/1/19		427	12	—	12
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	5/1/19		1,263	36	—	36
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		273	8	—	8
BNP Paribas SA	Barclays Elevators Index††	Pay	3 Month USD LIBOR plus 0.03%	Quarterly	5/1/19		501	14	—	14
Barclays Bank PLC	Barclays Custom Short Elevators Index††	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	3/6/19		52	3	—	3
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.47%	Quarterly	5/30/19		88	(8)	—	(8)
BNP Paribas SA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.47%	Quarterly	5/30/19		330	(30)	—	(30)
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		54	2	—	2
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		357	16	—	16
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		191	8	—	8
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		272	11	—	11
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		136	6	—	6
BNP Paribas SA	MSCI U.S. Banks Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.14%	Quarterly	6/14/19		205	9	—	9
Goldman Sachs & Co.	MSCI China Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	11/14/19		792	6	—	6
Goldman Sachs & Co.	MSCI China Gross Total Return Index	Pay	3 Month USD LIBOR plus 0.10%	Quarterly	11/14/19		629	19	—	19
JPMorgan Chase Bank NA	Alerian MLP Total Return Index	Receive	3 Month USD LIBOR plus 0.48%	Quarterly	5/30/19		502	(45)	—	(45)
JPMorgan Chase Bank, NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/19		122	1	—	1
JPMorgan Chase Bank, NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/19		50	(2)	—	(2)
JPMorgan Chase Bank, NA	JPM Custom Long U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.55%	Quarterly	11/20/19		691	(40)	—	(40)
JPMorgan Chase Bank, NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.38%	Quarterly	11/20/19		147	(5)	—	(5)
JPMorgan Chase Bank, NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.38%	Quarterly	11/20/19		50	3	—	3
JPMorgan Chase Bank, NA	JPM Custom Short U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.38%	Quarterly	11/20/19		701	64	—	64
								$287	$—	$287

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

The following table represents the equity basket holdings underlying the total return swap with Barclays Canada Banks Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Canada Banks Index
Bank of Montreal	649	$42	12.47%
Bank of Nova Scotia (The)	1,199	60	17.56
Canadian Imperial Bank of Commerce	436	33	9.54
National Bank of Canada	340	14	4.10
Royal Bank of Canada	1,458	100	29.32
Toronto-Dominion Bank (The)	1,849	92	27.01
Total		$341	100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Custom Short Elevators Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Custom Short Elevators Index
Fujitec Co., Ltd.	27,700	$298	2.09%
Kone Oyj	157,078	7,490	52.48
Schindler Holding AG	31,545	6,249	43.79
Yungtay Engineering Co., Ltd.	121,000	234	1.64
Total		$14,271	100.00%

The following table represents the equity basket holdings underlying the total return swap with Barclays Elevators Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
Barclays Elevators Index
Brunello Cucinelli SpA	94	$3	0.40%
Burberry Group PLC	1,174	26	3.21
Christian Dior SE	65	25	3.05
Cie Financiere Richemont SA	1,578	101	12.49
Hermes International	87	48	5.97
Hugo Boss AG	194	12	1.48
Kering SA	347	164	20.22
LVMH Moet Hennessy Louis Vuitton SE	1,046	309	38.20
Moncler SpA	700	23	2.86
Puma SE	29	14	1.75
Salvatore Ferragamo SpA	465	9	1.16
Swatch Group AG (The)	151	44	5.43
Tapestry, Inc.	782	26	3.25
Tod's SpA	91	4	0.53
Total		$808	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Long U.S. Defensives Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index
Abbott Laboratories	25,376	$1,427	14.41%
AbbVie, Inc.	38,194	1,090	11.01
AES Corp.	3,581	329	3.32
Agilent Technologies, Inc.	1,641	285	2.88
Alexion Pharmaceuticals, Inc.	2,174	281	2.84
Align Technology, Inc.	5,391	255	2.58

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Allergan PLC	2,006	$222	2.24%
Alliant Energy Corp.	2,454	212	2.14
Altria Group, Inc.	4,834	211	2.13
Ameren Corp.	783	195	1.97
American Electric Power Co., Inc.	2,056	192	1.94
American Water Works Co., Inc.	2,215	169	1.71
AmerisourceBergen Corp.	2,253	161	1.63
Amgen, Inc.	3,504	154	1.56
Anthem, Inc.	3,366	152	1.53
Archer-Daniels-Midland Co.	2,181	146	1.47
AT&T, Inc.	2,694	133	1.34
Baxter International, Inc.	1,724	129	1.30
Becton Dickinson and Co.	616	125	1.27
Biogen, Inc.	1,291	119	1.20
Boston Scientific Corp.	591	115	1.16
Bristol-Myers Squibb Co.	1,653	108	1.09
Brown-Forman Corp.	1,407	102	1.03
Campbell Soup Co.	1,097	100	1.01
Cardinal Health, Inc.	880	95	0.96
Celgene Corp.	1,774	92	0.93
Centene Corp.	6,044	92	0.93
CenterPoint Energy, Inc.	785	91	0.92
CenturyLink, Inc.	1,780	88	0.89
Cerner Corp.	2,117	85	0.86
Church & Dwight Co., Inc.	1,219	83	0.84
Cigna Corp.	1,086	83	0.84
Clorox Co. (The)	1,106	77	0.78
CMS Energy Corp.	1,237	74	0.75
Coca-Cola Co. (The)	324	73	0.74
Colgate-Palmolive Co.	1,111	72	0.73
Conagra Brands, Inc.	629	69	0.70
Consolidated Edison, Inc.	1,328	69	0.70
Constellation Brands, Inc.	2,395	68	0.69
Cooper Cos, Inc. (The)	1,058	66	0.67
Costco Wholesale Corp.	1,142	65	0.65
Coty, Inc.	318	60	0.61
CVS Health Corp.	1,558	59	0.59
Danaher Corp.	625	57	0.57
DaVita, Inc.	496	57	0.57
Dentsply Sirona, Inc.	213	56	0.57
Dominion Energy, Inc.	851	56	0.56
DTE Energy Co.	629	54	0.55
Duke Energy Corp.	171	51	0.52
Edison International	495	51	0.52
Edwards Lifesciences Corp.	989	49	0.50
Eli Lilly & Co.	214	48	0.49
Entergy Corp.	91	44	0.44
Estee Lauder Cos, Inc. (The)	682	43	0.43
Eversource Energy	1,798	43	0.43
Exelon Corp.	1,511	43	0.43
FirstEnergy Corp.	1,054	42	0.42
General Mills, Inc.	261	41	0.41
Gilead Sciences, Inc.	314	41	0.41
HCA Healthcare, Inc.	634	41	0.41
Henry Schein, Inc.	1,111	39	0.40

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Hershey Co. (The)	241	$39	0.39%
Hologic, Inc.	271	36	0.37
Hormel Foods Corp.	838	36	0.36
Humana, Inc.	118	35	0.36
IDEXX Laboratories, Inc.	1,260	35	0.35
Illumina, Inc.	810	34	0.35
Incyte Corp.	398	34	0.34
Intuitive Surgical, Inc.	204	34	0.34
IQVIA Holdings, Inc.	117	34	0.34
JM Smucker Co. (The)	2,315	33	0.34
Johnson & Johnson	391	33	0.34
Kellogg Co.	790	32	0.33
Keurig Dr. Pepper, Inc.	810	32	0.32
Kimberly-Clark Corp.	234	29	0.29
Kraft Heinz Co. (The)	1,143	29	0.29
Kroger Co. (The)	582	29	0.29
Laboratory Corporation of America Holdings	181	28	0.28
McCormick & Co., Inc.	406	27	0.27
McKesson Corp.	171	26	0.26
Medtronic PLC	501	24	0.24
Merck & Co., Inc.	167	23	0.23
Mettler-Toledo International, Inc.	62	23	0.23
Molson Coors Brewing Co.	350	23	0.23
Mondelez International, Inc.	406	22	0.22
Monster Beverage Corp.	198	21	0.21
Mylan N.V.	349	20	0.20
NextEra Energy, Inc.	170	19	0.19
NiSource, Inc.	181	18	0.18
NRG Energy, Inc.	260	18	0.18
Patterson Cos, Inc.	164	17	0.17
PepsiCo, Inc.	344	16	0.17
PerkinElmer, Inc.	379	16	0.16
Perrigo Co., PLC	140	16	0.16
Pfizer, Inc.	160	15	0.15
PG&E Corp.	259	15	0.15
Philip Morris International, Inc.	123	14	0.14
Pinnacle West Capital Corp.	255	13	0.14
PPL Corp.	71	13	0.13
Procter & Gamble Co. (The)	115	13	0.13
Public Service Enterprise Group, Inc.	584	12	0.13
Quest Diagnostics, Inc.	65	12	0.12
Regeneron Pharmaceuticals, Inc.	58	12	0.12
ResMed, Inc.	434	12	0.12
SCANA Corp.	21	12	0.12
Sempra Energy	256	11	0.12
Southern Co. (The)	82	10	0.10
Stryker Corp.	40	10	0.10
Sysco Corp.	129	10	0.10
Thermo Fisher Scientific, Inc.	131	10	0.10
Tyson Foods, Inc.	227	9	0.09
UnitedHealth Group, Inc.	110	9	0.09
Universal Health Services, Inc.	272	9	0.09
Varian Medical Systems, Inc.	138	9	0.09
Verizon Communications, Inc.	72	8	0.08
Vertex Pharmaceuticals, Inc.	74	8	0.08
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Long U.S. Defensives Index (cont'd)
Walgreens Boots Alliance, Inc.	89	$7	0.07%
Walmart, Inc.	186	7	0.07
Waters Corp.	255	7	0.07
WEC Energy Group, Inc.	124	6	0.06
Xcel Energy, Inc.	662	4	0.04
Zimmer Biomet Holdings, Inc.	107	4	0.04
Zoetis, Inc.	67	1	0.01
Total		$9,902	100.00%

The following table represents the equity basket holdings underlying the total return swap with JPM Custom Short U.S. Cyclicals Index as of December 31, 2018:

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index
3M Co.	390	$586	6.20%
Accenture PLC	9,605	514	5.44
Activision Blizzard, Inc.	2,392	377	3.99
Acuity Brands, Inc.	3,567	362	3.83
Adobe Systems, Inc.	648	209	2.21
Advance Auto Parts, Inc.	1,154	198	2.10
Advanced Micro Devices, Inc.	1,511	166	1.76
Air Products & Chemicals, Inc.	1,072	158	1.67
Akamai Technologies, Inc.	4,605	157	1.66
Alaska Air Group, Inc.	140	145	1.53
Albemarle Corp.	138	144	1.52
Allegion PLC	1,098	144	1.52
Alliance Data Systems Corp.	897	144	1.52
Alphabet, Inc.	793	141	1.49
Alphabet, Inc.	338	133	1.41
Amazon.com, Inc.	696	133	1.41
American Airlines Group, Inc.	934	129	1.37
AMETEK, Inc.	889	117	1.24
Amphenol Corp.	423	113	1.20
Analog Devices, Inc.	847	112	1.19
ANSYS, Inc.	1,336	111	1.18
AO Smith Corp.	1,056	108	1.14
Apergy Corp.	2,176	102	1.08
Apple, Inc.	2,316	100	1.06
Applied Materials, Inc.	1,286	95	1.01
Aptiv PLC	867	92	0.98
Arconic, Inc.	1,414	91	0.96
Autodesk, Inc.	690	88	0.93
Automatic Data Processing, Inc.	48	83	0.88
AutoZone, Inc.	432	81	0.86
Avery Dennison Corp.	804	78	0.83
Ball Corp.	10,102	76	0.81
Best Buy Co., Inc.	292	76	0.81
Boeing Co. (The)	827	76	0.81
Booking Holdings, Inc.	2,195	76	0.81
BorgWarner, Inc.	1,700	69	0.73
Broadcom, Inc.	1,315	68	0.72
Cadence Design Systems, Inc.	1,448	67	0.70
Capri Holdings, Ltd.	1,066	66	0.70
CarMax, Inc.	1,399	63	0.67
Carnival Corp.	5,539	57	0.60
Caterpillar, Inc.	197	56	0.59

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
CBS Corp.	1,246	$56	0.59%
CF Industries Holdings, Inc.	373	56	0.59
CH Robinson Worldwide, Inc.	545	54	0.57
Charter Communications, Inc.	339	52	0.55
Chipotle Mexican Grill, Inc.	229	52	0.55
Cintas Corp.	325	51	0.54
Cisco Systems, Inc.	336	50	0.53
Citrix Systems, Inc.	203	50	0.53
Cognizant Technology Solutions Corp.	1,030	50	0.52
Comcast Corp.	188	48	0.51
Corning, Inc.	288	46	0.49
CSX Corp.	361	46	0.48
Cummins, Inc.	401	46	0.48
Darden Restaurants, Inc.	747	45	0.47
Deere & Co.	259	45	0.47
Delphi Technologies PLC	523	44	0.47
Delta Air Lines, Inc.	325	44	0.46
Discovery, Inc.	596	44	0.46
Discovery, Inc.	459	43	0.46
DISH Network Corp.	316	43	0.46
Dollar General Corp.	1,284	43	0.45
Dollar Tree, Inc.	1,445	42	0.45
Dover Corp.	472	42	0.44
DowDuPont, Inc.	960	42	0.44
DR Horton, Inc.	552	41	0.43
DXC Technology Co.	286	40	0.43
Eastman Chemical Co.	1,046	39	0.42
Eaton Corp., PLC	684	39	0.41
eBay, Inc.	777	39	0.41
Ecolab, Inc.	278	37	0.39
Electronic Arts, Inc.	519	36	0.38
Emerson Electric Co.	535	35	0.37
Equifax, Inc.	455	35	0.37
Expedia Group, Inc.	306	33	0.35
Expeditors International of Washington, Inc.	364	33	0.35
F5 Networks, Inc.	388	32	0.34
Facebook, Inc.	1,088	32	0.34
Fastenal Co.	119	32	0.34
FedEx Corp.	381	32	0.34
Fidelity National Information Services, Inc.	338	31	0.33
Fiserv, Inc.	642	30	0.32
FLIR Systems, Inc.	86	30	0.31
Flowserve Corp.	3,829	29	0.31
Fluor Corp.	255	28	0.29
FMC Corp.	782	27	0.29
Foot Locker, Inc.	206	27	0.29
Ford Motor Co.	296	27	0.29
Fortive Corp.	302	25	0.27
Fortune Brands Home & Security, Inc.	184	25	0.26
Freeport-McMoRan, Inc.	356	24	0.25
Gap, Inc. (The)	410	23	0.25
Garmin Ltd.	155	23	0.24
Garrett Motion, Inc.	320	23	0.24
Gartner, Inc.	27	23	0.24
General Dynamics Corp.	150	23	0.24
General Electric Co.	113	22	0.24
General Motors Co.	179	21	0.23

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Genuine Parts Co.	232	$21	0.22%
Global Payments, Inc.	430	21	0.22
Goodyear Tire & Rubber Co. (The)	424	20	0.22
H&R Block, Inc.	181	20	0.21
Hanesbrands, Inc.	399	20	0.21
Harley-Davidson, Inc.	267	19	0.20
Harris Corp.	56	19	0.20
Hasbro, Inc.	269	18	0.19
Hewlett Packard Enterprise Co.	336	18	0.19
Hilton Worldwide Holdings, Inc.	274	17	0.18
Home Depot, Inc. (The)	61	17	0.18
Honeywell International, Inc.	100	17	0.18
HP, Inc.	226	17	0.18
IHS Markit Ltd.	168	16	0.17
Illinois Tool Works, Inc.	516	16	0.17
Ingersoll-Rand PLC	350	16	0.17
Intel Corp.	506	16	0.17
International Business Machines Corp.	494	16	0.17
International Flavors & Fragrances, Inc.	261	16	0.17
International Paper Co.	774	16	0.17
Interpublic Group of Cos, Inc. (The)	91	16	0.17
Intuit, Inc.	154	16	0.17
Jacobs Engineering Group, Inc.	356	16	0.16
JB Hunt Transport Services, Inc.	170	15	0.15
Johnson Controls International PLC	82	14	0.15
Juniper Networks, Inc.	211	14	0.15
Kansas City Southern	200	14	0.15
KLA-Tencor Corp.	194	14	0.15
Kohl's Corp.	309	14	0.15
L Brands, Inc.	210	14	0.15
L3 Technologies, Inc.	57	14	0.15
Lam Research Corp.	144	14	0.15
Leggett & Platt, Inc.	164	14	0.15
Lennar Corp.	260	14	0.15
Lennar Corp.	120	14	0.14
LKQ Corp.	102	13	0.14
Lockheed Martin Corp.	140	13	0.14
Lowe's Cos, Inc.	461	13	0.14
LyondellBasell Industries N.V.	182	13	0.14
Macy's, Inc.	418	13	0.13
Marriott International (The)	164	12	0.13
Martin Marietta Materials, Inc.	507	12	0.13
Masco Corp.	123	12	0.13
Mastercard, Inc.	123	12	0.12
Mattel, Inc.	333	12	0.12
McDonald's Corp.	141	11	0.12
MGM Resorts International	72	11	0.12
Microchip Technology, Inc.	143	11	0.12
Micron Technology, Inc.	179	11	0.12
Microsoft Corp.	165	11	0.12
Mohawk Industries, Inc.	372	11	0.12
Mosaic Co. (The)	25	11	0.11
Motorola Solutions, Inc.	124	10	0.11
NetApp, Inc.	75	10	0.11
Netflix, Inc.	99	10	0.11
Newell Brands, Inc.	761	10	0.11
Newmont Mining Corp.	115	10	0.10

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)	Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
News Corp.	67	$10	0.10%
News Corp.	148	10	0.10
Nielsen Holdings PLC	277	9	0.10
NIKE, Inc.	100	9	0.10
Nordstrom, Inc.	392	9	0.10
Norfolk Southern Corp.	111	9	0.10
Northrop Grumman Corp.	480	9	0.09
Norwegian Cruise Line Holdings Ltd.	298	9	0.09
Nucor Corp.	345	9	0.09
nVent Electric PLC	111	9	0.09
NVIDIA Corp.	144	9	0.09
Omnicom Group, Inc.	75	9	0.09
Oracle Corp.	147	8	0.09
O'Reilly Automotive, Inc.	493	8	0.09
PACCAR, Inc.	140	8	0.09
Packaging Corp. of America	100	8	0.09
Parker-Hannifin Corp.	385	8	0.08
Paychex, Inc.	199	8	0.08
PayPal Holdings, Inc.	108	8	0.08
Pentair PLC	78	8	0.08
Perspecta, Inc.	71	8	0.08
PPG Industries, Inc.	125	7	0.08
PulteGroup, Inc.	55	7	0.08
PVH Corp.	174	7	0.08
Qorvo, Inc.	71	7	0.08
QUALCOMM, Inc.	171	7	0.08
Quanta Services, Inc.	193	7	0.08
Ralph Lauren Corp.	62	7	0.08
Raytheon Co.	302	7	0.08
Red Hat, Inc.	272	7	0.07
Republic Services, Inc.	76	7	0.07
Resideo Technologies, Inc.	132	7	0.07
Robert Half International, Inc.	109	7	0.07
Rockwell Automation, Inc.	373	7	0.07
Roper Technologies, Inc.	67	7	0.07
Ross Stores, Inc.	180	7	0.07
Royal Caribbean Cruises Ltd.	194	7	0.07
salesforce.com, Inc.	73	7	0.07
Seagate Technology PLC	121	6	0.07
Sealed Air Corp.	78	6	0.07
Sherwin-Williams Co. (The)	244	6	0.07
Signet Jewelers Ltd.	40	6	0.06
Skyworks Solutions, Inc.	70	6	0.06
Snap-on, Inc.	152	6	0.06
Southwest Airlines Co.	106	6	0.06
Stanley Black & Decker, Inc.	167	6	0.06
Starbucks Corp.	85	6	0.06
Stericycle, Inc.	130	6	0.06
Symantec Corp.	49	6	0.06
Synopsys, Inc.	148	6	0.06
Tapestry, Inc.	54	6	0.06
Target Corp.	39	6	0.06
TE Connectivity Ltd.	223	6	0.06
Texas Instruments, Inc.	215	6	0.06
Textron, Inc.	285	5	0.06
Tiffany & Co.	42	5	0.06
TJX Cos, Inc. (The)	114	5	0.06

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Security Description	Shares	Value (000)		Index Weight
JPM Custom Short U.S. Cyclicals Index (cont'd)
Total System Services, Inc.	176	$5		0.06%
Tractor Supply Co.	163	5		0.06
TransDigm Group, Inc.	205	5		0.06
TripAdvisor, Inc.	133	5		0.05
Twenty-First Century Fox, Inc.	137	5		0.05
Twenty-First Century Fox, Inc.	246	5		0.05
Ulta Beauty, Inc.	79	5		0.05
Under Armour, Inc.	176	5		0.05
Under Armour, Inc.	29	5		0.05
Union Pacific Corp.	130	5		0.05
United Continental Holdings, Inc.	199	5		0.05
United Parcel Service, Inc.	101	5		0.05
United Rentals, Inc.	357	4		0.05
United Technologies Corp.	193	4		0.05
VeriSign, Inc.	374	4		0.04
Verisk Analytics, Inc.	151	4		0.04
VF Corp.	100	4		0.04
Viacom, Inc.	215	4		0.04
Visa, Inc.	101	4		0.04
Vulcan Materials Co.	59	4		0.04
Walt Disney Co. (The)	336	3		0.04
Waste Management, Inc.	22	3		0.03
Western Digital Corp.	181	3		0.03
Western Union Co. (The)	148	3		0.03
WestRock Co.	182	3		0.03
Whirlpool Corp.	64	3		0.03
WW Grainger, Inc.	91	2		0.03
Wyndham Destinations, Inc.	99	2		0.02
Wyndham Hotels & Resorts, Inc.	59	2		0.02
Wynn Resorts Ltd.	119	1		0.01
Xerox Corp.	87	1		0.01
Xilinx, Inc.	66	1		0.01
Xylem, Inc. (NY)	89	1		0.01
Yum! Brands, Inc.	4	—	@	— @@
Total		$9,448		100.00%

@    Value is less than $500.

@@    Index weight is less than 0.005%.

*    Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

CDOR  Canadian Dealer Offered Rate.

JIBAR    Johannesburg Interbank Agreed Rate.

LIBOR  London Interbank Offered Rate.

ARS  —  Argentine Peso

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

PHP  —  Philippine Peso

PLN  —  Polish Zloty

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Portfolio of Investments (cont'd)

Multi-Asset Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Short-Term Investments	47.4%
Sovereign	22.1
U.S. Treasury Security	20.8
Common Stocks	9.7
Total Investments	100.0	%**

**  Does not include open long/short futures contracts with a value of approximately $34,520,000 and net unrealized depreciation of approximately $224,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $273,000 and does not include open swap agreements with net unrealized appreciation of approximately $236,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $31,033)	$30,569
Investment in Security of Affiliated Issuer, at Value (Cost $10,467)	10,467
Total Investments in Securities, at Value (Cost $41,500)	41,036
Foreign Currency, at Value (Cost $277)	268
Cash	14
Receivable for Investments Sold	2,074
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,117
Receivable for Variation Margin on Futures Contracts	1,009
Unrealized Appreciation on Swap Agreements	421
Interest Receivable	242
Tax Reclaim Receivable	57
Receivable for Swap Agreements Termination	44
Due from Adviser	30
Receivable from Affiliate	19
Dividends Receivable	1
Other Assets	34
Total Assets	46,352
Liabilities:
Due to Broker	880
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	844
Payable for Variation Margin on Swap Agreements	159
Unrealized Depreciation on Swap Agreements	134
Payable for Professional Fees	86
Payable to Bank	56
Payable for Custodian Fees	40
Payable for Fund Shares Redeemed	34
Payable for Transfer Agency Fees — Class I	8
Payable for Transfer Agency Fees — Class A	3
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Investments Purchased	9
Payable for Sub Transfer Agency Fees — Class I	4
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	3
Payable for Shareholder Services Fees — Class A	1
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	15
Total Liabilities	2,279
Net Assets	$44,073
Net Assets Consist of:
Paid-in-Capital	$129,595
Total Accumulated Loss	(85,522)
Net Assets	$44,073

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Multi-Asset Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$38,254
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,091,452
Net Asset Value, Offering and Redemption Price Per Share	$9.35
CLASS A:
Net Assets	$3,392
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	365,905
Net Asset Value, Redemption Price Per Share	$9.27
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.51
Maximum Offering Price Per Share	$9.78
CLASS L:
Net Assets	$2,291
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	250,094
Net Asset Value, Offering and Redemption Price Per Share	$9.16
CLASS C:
Net Assets	$128
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	14,284
Net Asset Value, Offering and Redemption Price Per Share	$8.99
CLASS IS:
Net Assets	$8
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	902
Net Asset Value, Offering and Redemption Price Per Share	$9.34

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Multi-Asset Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$812
Dividends from Securities of Unaffiliated Issuers (Net of $33 of Foreign Taxes Withheld)	273
Dividends from Security of Affiliated Issuer (Note G)	221
Total Investment Income	1,306
Expenses:
Advisory Fees (Note B)	480
Custodian Fees (Note F)	175
Professional Fees	148
Registration Fees	69
Administration Fees (Note C)	45
Shareholder Services Fees — Class A (Note D)	9
Distribution and Shareholder Services Fees — Class L (Note D)	21
Distribution and Shareholder Services Fees — Class C (Note D)	1
Transfer Agency Fees — Class I (Note E)	17
Transfer Agency Fees — Class A (Note E)	7
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Shareholder Reporting Fees	20
Sub Transfer Agency Fees — Class I	15
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Pricing Fees	12
Directors' Fees and Expenses	5
Other Expenses	17
Total Expenses	1,050
Waiver of Advisory Fees (Note B)	(366)
Reimbursement of Class Specific Expenses — Class I (Note B)	(16)
Reimbursement of Class Specific Expenses — Class A (Note B)	(4)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(22)
Net Expenses	638
Net Investment Income	668
Realized Gain:
Investments Sold (Net of $42 of Capital Gain Country Tax)	1,861
Foreign Currency Forward Exchange Contracts	1,095
Foreign Currency Translation	43
Futures Contracts	350
Swap Agreements	20
Net Realized Gain	3,369
Change in Unrealized Appreciation (Depreciation):
Investments	(4,893)
Foreign Currency Forward Exchange Contracts	140
Foreign Currency Translation	(19)
Futures Contracts	221
Swap Agreements	137
Net Change in Unrealized Appreciation (Depreciation)	(4,414)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,045)
Net Decrease in Net Assets Resulting from Operations	$(377)

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Multi-Asset Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$668	$1,693
Net Realized Gain (Loss)	3,369	(5,316)
Net Change in Unrealized Appreciation (Depreciation)	(4,414)	3,009
Net Decrease in Net Assets Resulting from Operations	(377)	(614)
Dividends and Distributions to Shareholders:
Class I	(1,067)	—
Class A	(84)	—
Class L	(46)	—
Class C	(2)	—
Class IS	(— @)	—
Total Dividends and Distributions to Shareholders	(1,199)	—
Capital Share Transactions:(1)
Class I:
Subscribed	2,079	22,279
Distributions Reinvested	1,067	—
Redeemed	(28,660)	(66,426)
Class A:
Subscribed	326	597
Distributions Reinvested	71	—
Redeemed	(694)	(9,586)
Class L:
Distributions Reinvested	46	—
Redeemed	(916)	(3,027)
Class C:
Subscribed	48	55
Distributions Reinvested	2	—
Redeemed	(44)	(198)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(26,675)	(56,306)
Total Decrease in Net Assets	(28,251)	(56,920)
Net Assets:
Beginning of Period	72,324	129,244
End of Period	$44,073	$72,324 †
(1) Capital Share Transactions:
Class I:
Shares Subscribed	214	2,289
Shares Issued on Distributions Reinvested	114	—
Shares Redeemed	(2,991)	(6,816)
Net Decrease in Class I Shares Outstanding	(2,663)	(4,527)
Class A:
Shares Subscribed	34	62
Shares Issued on Distributions Reinvested	8	—
Shares Redeemed	(73)	(999)
Net Decrease in Class A Shares Outstanding	(31)	(937)
Class L:
Shares Issued on Distributions Reinvested	5	—
Shares Redeemed	(99)	(319)
Net Decrease in Class L Shares Outstanding	(94)	(319)
Class C:
Shares Subscribed	5	6
Shares Issued on Distributions Reinvested	— @@	—
Shares Redeemed	(5)	(21)
Net Increase (Decrease) in Class C Shares Outstanding	— @@	(15)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(97).

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$9.65		$9.72		$10.17		$11.55		$11.68
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.11		0.19		0.03		0.07		(0.02)
Net Realized and Unrealized Gain (Loss)	(0.14)		(0.26)		(0.31)		(1.29)		0.11
Total from Investment Operations	(0.03)		(0.07)		(0.28)		(1.22)		0.09
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		—		(0.17)		(0.16)		(0.22)
Net Realized Gain	—		—		—		—		(0.00	)(4)
Total Distributions	(0.27)		—		(0.17)		(0.16)		(0.22)
Net Asset Value, End of Period	$9.35		$9.65		$9.72		$10.17		$11.55
Total Return(5)	(0.32)%		(0.72)%		(2.75)%		(10.60)%		0.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,254		$65,156		$109,692		$280,423		$495,419
Ratio of Expenses to Average Net Assets(7)	1.06	%(6)	1.03	%(6)	1.04	%(6)	1.05	%(6)	1.01	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	1.17	%(6)	1.91	%(6)	0.35	%(6)	0.60	%(6)	(0.14	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.07%		0.06%		0.04%		0.09%
Portfolio Turnover Rate	187%		386%		353%		355%		264%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.78%		1.44%		1.25%		1.14%		1.21%
Net Investment Income (Loss) to Average Net Assets	0.45%		1.50%		0.14%		0.51%		(0.34)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$9.54		$9.68		$10.09		$11.50		$11.63
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.15		0.14		(0.00	)(4)	0.03		(0.05)
Net Realized and Unrealized Gain (Loss)	(0.19)		(0.28)		(0.31)		(1.28)		0.11
Total from Investment Operations	(0.04)		(0.14)		(0.31)		(1.25)		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		—		(0.10)		(0.16)		(0.19)
Net Realized Gain	—		—		—		—		(0.00	)(4)
Total Distributions	(0.23)		—		(0.10)		(0.16)		(0.19)
Net Asset Value, End of Period	$9.27		$9.54		$9.68		$10.09		$11.50
Total Return(5)	(0.59)%		(1.24)%		(2.94)%		(11.00)%		0.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,392		$3,791		$12,914		$29,123		$54,771
Ratio of Expenses to Average Net Assets(7)	1.41	%(6)	1.38	%(6)	1.39	%(6)	1.37	%(6)	1.30	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	1.64	%(6)	1.46	%(6)	(0.01	)%(6)	0.27	%(6)	(0.43	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.07%		0.06%		0.04%		0.09%
Portfolio Turnover Rate	187%		386%		353%		355%		264%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.21%		1.76%		1.59%		1.47%		1.46%
Net Investment Income (Loss) to Average Net Assets	0.84%		1.08%		(0.21)%		0.17%		(0.59)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015(2)		2014(2)
Net Asset Value, Beginning of Period	$9.44		$9.60		$9.94		$11.39		$11.53
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(3)	0.08		0.10		(0.04)		(0.02)		(0.10)
Net Realized and Unrealized Gain (Loss)	(0.18)		(0.26)		(0.30)		(1.27)		0.10
Total from Investment Operations	(0.10)		(0.16)		(0.34)		(1.29)		(0.00	)(4)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		—		—		(0.16)		(0.14)
Net Realized Gain	—		—		—		—		(0.00	)(4)
Total Distributions	(0.18)		—		—		(0.16)		(0.14)
Net Asset Value, End of Period	$9.16		$9.44		$9.60		$9.94		$11.39
Total Return(5)	(1.04)%		(1.67)%		(3.42)%		(11.37)%		0.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,291		$3,242		$6,357		$14,443		$41,253
Ratio of Expenses to Average Net Assets(7)	1.88	%(6)	1.86	%(6)	1.85	%(6)	1.85	%(6)	1.77	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets(7)	0.83	%(6)	1.09	%(6)	(0.43	)%(6)	(0.18	)%(6)	(0.90	)%(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.07%		0.06%		0.04%		0.09%
Portfolio Turnover Rate	187%		386%		353%		355%		264%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.57%		2.24%		2.02%		1.92%		1.93%
Net Investment Income (Loss) to Average Net Assets	0.14%		0.71%		(0.60)%		(0.25)%		(1.06)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Not consolidated.

(3)  Per share amount is based on average shares outstanding.

(4)  Amount is less than $0.005 per share.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$9.28		$9.47		$9.93		$11.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(4)	0.13		0.07		(0.09)		(0.07)
Net Realized and Unrealized Loss	(0.25)		(0.26)		(0.28)		(0.93)
Total from Investment Operations	(0.12)		(0.19)		(0.37)		(1.00)
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		—		(0.09)		(0.16)
Net Asset Value, End of Period	$8.99		$9.28		$9.47		$9.93
Total Return(5)	(1.48)%		(1.90)%		(3.70)%		(9.07	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$128		$126		$272		$420
Ratio of Expenses to Average Net Assets(9)	2.16	%(6)	2.13	%(6)	2.14	%(6)	2.17	%(6)(8)
Ratio of Net Investment Income (Loss) to Average Net Assets(9)	1.39	%(6)	0.70	%(6)	(0.95	)%(6)	(1.07	)%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.07%		0.06%		0.03	%(8)
Portfolio Turnover Rate	187%		386%		353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.57%		3.67%		2.88%		2.59	%(8)
Net Investment Loss to Average Net Assets	(1.02)%		(0.84)%		(1.69)%		(1.49	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Commencement of offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Consolidated Financial Highlights

Multi-Asset Portfolio

	Class IS
	Year Ended December 31,						Period from May 29, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015(3)
Net Asset Value, Beginning of Period	$9.65		$9.72		$10.17		$11.09
Income (Loss) from Investment Operations:
Net Investment Income(4)	0.22		0.25		0.13		0.01
Net Realized and Unrealized Loss	(0.26)		(0.32)		(0.41)		(0.77)
Total from Investment Operations	0.04		(0.07)		(0.28)		(0.76)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		—		(0.17)		(0.16)
Net Asset Value, End of Period	$9.34		$9.65		$9.72		$10.17
Total Return(5)	(0.28)%		(0.82)%		(2.65)%		(6.89	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8		$9		$9		$9
Ratio of Expenses to Average Net Assets(9)	1.03	%(6)	1.01	%(6)	1.01	%(6)	1.04	%(6)(8)
Ratio of Net Investment Income to Average Net Assets(9)	2.31	%(6)	2.53	%(6)	1.36	%(6)	0.23	%(6)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.04%		0.06%		0.06%		0.03	%(8)
Portfolio Turnover Rate	187%		386%		353%		355%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	24.87%		22.88%		22.77%		17.31	%(8)
Net Investment Loss to Average Net Assets	(21.53)%		(19.34)%		(20.40)%		(16.04	)%(8)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Not consolidated.

(4)  Per share amount is based on average shares outstanding.

(5)  Calculated based on the net asset value as of the last business day of the period.

(6)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying consolidated financial statements relate to the Multi-Asset Portfolio. The Fund seeks total return. The Fund's ("Adviser"), Morgan Stanley Investment Management Inc., seeks to achieve this objective with an emphasis on positive absolute return and controlling downside portfolio risk.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Multi-Asset Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation. As of December 31, 2018, the Subsidiary represented approximately $6,909,000 or approximately 15.7% of the total assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal

Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's consolidated financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

(or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (6) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$1,085		$—	$1,085
Building Products	172	—		—	172
Chemicals	30	—		—	30
Construction Materials	294	—		—	294
Consumer Finance	1,167	—		—	1,167
Equity Real Estate Investment Trusts (REITs)	—	—	@	—	—	@
Household Durables	627	—		—	627
Insurance	165	—		—	165
Metals & Mining	224	86		—	310
Paper & Forest Products	37	—		—	37
Semiconductors & Semiconductor Equipment	—	—		8	8
Thrifts & Mortgage Finance	45	—		—	45
Trading Companies & Distributors	54	—		—	54
Total Common Stocks	2,815	1,171		8	3,994
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities
Sovereign	$—	$9,060	$—	$9,060
U.S. Treasury Security	—	8,521	—	8,521
Total Fixed Income Securities	—	17,581	—	17,581
Short-Term Investments
Investment Company	11,018	—	—	11,018
U.S. Treasury Security	—	8,443	—	8,443
Total Short-Term Investments	11,018	8,443	—	19,461
Foreign Currency Forward Exchange Contracts	—	1,117	—	1,117
Futures Contracts	263	—	—	263
Interest Rate Swap Agreement	—	7	—	7
Total Return Swap Agreements	—	421	—	421
Total Assets	14,096	28,740	8	42,844
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(844)	—	(844)
Futures Contracts	(487)	—	—	(487)
Interest Rate Swap Agreements	—	(58)	—	(58)
Total Return Swap Agreements	—	(134)	—	(134)
Total Liabilities	(487)	(1,036)	—	(1,523)
Total	$13,609	$27,704	$8	$41,321

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$1
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation	7
Realized (losses)	—
Ending Balance	$8
Net change in unrealized (depreciation) from investments still held as of December 31, 2018	$7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input††
Semiconductors & Semiconductor Equipment
Common Stock	$8	Book Value	Book Value	$0.050	Increase

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Consolidated Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,117
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	73	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	190	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	421
Swap Agreement	Variation Margin on Swap Agreement	Interest Rate Risk	7	(a)
Total			$1,808
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(844)
Futures Contracts	Variation Margin on Futures Contracts	Currency Risk	(87	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(269	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(131	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(134)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(58	)(a)
Total			$(1,523)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$1,095
Commodity Risk	Futures Contracts	271
Currency Risk	Futures Contracts	593
Equity Risk	Futures Contracts	(111)
Interest Rate Risk	Futures Contracts	(403)
Equity Risk	Swap Agreements	(365)
Interest Rate Risk	Swap Agreements	385
	Total	$1,465

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$140
Commodity Risk	Futures Contracts	374
Currency Risk	Futures Contracts	157
Equity Risk	Futures Contracts	(296)
Interest Rate Risk	Futures Contracts	(14)
Equity Risk	Swap Agreements	757
Interest Rate Risk	Swap Agreements	(620)
	Total	$498

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,117	$(844)
Swap Agreements	421	(134)
Total	$1,538	$(978)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$2		$	(— @)	$—	$2
Bank of Montreal	14			—	—	14
Bank of New York Mellon	—	@		—	—	— @
Barclays Bank PLC	227			(2)	(225)	0
BNP Paribas SA	262			(154)	(108)	0
Citibank NA	34			(1)	—	33
Commonwealth Bank of Australia	6			—	—	6
Goldman Sachs International	532			(242)	(290)	0
JPMorgan Chase Bank NA	437			(408)	—	29
UBS AG	24			(— @)	—	24
Total	$1,538			$(807)	$(623)	$108
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)		Collateral Pledged(d) (000)	Consolidated Net Amount (not less than $0) (000)
Bank of America NA	$—	@	$	(— @)	$—	$0
Barclays Bank PLC	2			(2)	—	0
BNP Paribas SA	301			(154)	(147)	0
Citibank NA	1			(1)	—	0
Goldman Sachs International	242			(242)	—	0
JPMorgan Chase Bank NA	432			(408)	—	24
UBS AG	—	@		(— @)	—	0
Total	$978			$(807)	$(147)	$24

@ Value is less than $500.

(d) In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$133,302,000
Futures Contracts:
Average monthly notional value	$73,774,000
Swap Agreements:
Average monthly notional amount	$66,298,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.85%	0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.16% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares, 1.45% for Class A shares, 1.95% for Class L shares, 2.20% for Class C shares and 1.07% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $366,000 of advisory fees were waived and approximately $24,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $44,051,000 and $64,945,000, respectively. For the year ended December 31, 2018, purchases and sales of long-term U.S. Government securities were approximately $15,184,000 and $7,126,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $22,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$28,990	$87,411	$105,934	$221
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$10,467

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,199	$—	$—	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$1	$(1)

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$806	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $84,638,000 and $790,000 respectively that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $2,507,000.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Consolidated Financial Statements (cont'd)

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 86.2%.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Multi-Asset Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Multi-Asset Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of Multi-Asset Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 2.6% of the dividends qualified for the dividends received deduction.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockfeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000): Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIMAANN
2404103 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Real Assets Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	28
Federal Tax Notice	29
Privacy Notice	30
Director and Officer Information	33

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Real Assets Portfolio (the "Fund") performed during the period beginning June 18, 2018 (when the Fund commenced operations) and ended December 31, 2018.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Real Assets Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Real Assets Portfolio Class I	$1,000.00	$933.00	$1,021.37	$3.70	$3.87	0.76%
Real Assets Portfolio Class A	1,000.00	931.00	1,019.46	5.55	5.80	1.14
Real Assets Portfolio Class C	1,000.00	928.20	1,015.68	9.19	9.60	1.89
Real Assets Portfolio Class IS	1,000.00	933.10	1,021.48	3.61	3.77	0.74

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Real Assets Portfolio

The Fund seeks total return, targeted to be in excess of inflation, through capital appreciation and current income.

Performance

For the since inception period from June 18, 2018 through December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –6.70%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned –10.62%, and underperformed the MSIF Real Assets Benchmark Blend Index, which returned –4.85%.

Factors Affecting Performance

•  Global equities fell –10.62% (as measured by the Index) since fund inception, amid declining central bank liquidity and slowing global growth. After a negative first quarter of 2018, in which markets were weighed down by rising rates and inflation as well as increasing protectionism, global equities steadily rallied during the second and third quarters, propelled by strong U.S. earnings and economic growth. Global equities sold off again sharply in the fourth quarter on renewed concerns over rising rates and geopolitical tensions (Brexit, Italy and U.S.-China trade regulations), now combined with slowing growth data in the U.S. and China. On a sector basis, energy and materials underperformed. Crude oil plummeted more than 30% in the fourth quarter due to a combination of fundamental and macro factors. Iranian export sanctions were not as bad as markets expected. U.S. producers maintained supply at a high level. Industrial metals were not immune to this weak macro environment as their prices suffered from concerns over international trade tensions and dollar strength.

•  The broad-based sell-off in general equity markets also negatively impacted global real estate securities. Overall, global real estate share prices have largely been driven by macro themes, central bank policies and investor preference for market segments with more defensive characteristics, as opposed to valuations and fundamentals. This has resulted in pockets of the global listed property market trading at premium valuations relative to their peers due to their perceived defensive characteristics. Despite transactional evidence continuing to demonstrate strength in asset values, there was significant negative investor sentiment towards key market segments resulting in very wide discounts to net asset values (NAVs).

•  After lagging global equity markets for the first three quarters of the year, global infrastructure securities demonstrated their relative resilience during the equity market downturn experienced in the fourth quarter of 2018. Still, global infrastructure securities were not wholly immune from general financial market concerns.

•  The global inflation-linked bond market is dominated by U.K. gilt linkers and U.S. Treasury inflation protected securities (TIPS). In 2018, real yields in the U.K. fell from already depressed levels as the probability of a hard Brexit increased. The fall in U.K. real yields generated most of the outperformance in the market. On the other side of the Atlantic, U.S. real yields rose dramatically, crossing 1% after a long time as U.S. underlying growth dynamics improved and leading indicators kept printing strong numbers. The rise in U.S. real yields offset some of the performance from U.K. linkers with the market in aggregate generating mildly positive returns. Going into 2019, we expect U.K. real yields to drift higher as hard Brexit concerns dissipate and the probability of re-elections, a second referendum and an extension of Brexit negotiation increases. U.S. real yields may remain range-bound, but we expect them to drift slightly higher from current levels.

Management Strategies

•  The Fund is comprised of independently managed sub-portfolios for each real asset class with an asset allocation that aims to optimize the balance between return potential and risk across the publicly traded real asset categories. Across the underlying real asset categories, the investment approach combines a top-down process with bottom-up stock selection, with each team providing bottom-up insight into their specialist areas, determining sub-sector and regional preferences within listed real assets.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

•  Going into 2019, we are overweight global infrastructure and global inflation-linked bonds while underweighting global real estate and neutral to the inflation-sensitive basket. We think inflation-linked bonds and global infrastructure are attractive as we see inflationary pressure from the core basket tilted to the upside and strong fundamentals and earnings from the companies.

•  Within fixed income, the portfolio is overweight linkers in peripheral Europe as we expect the European Central Bank to remain dovish for a considerable period of time. We are underweight French linkers as the growth dynamics and technicals do not appear to be appealing. We are overweight Australia and New Zealand linkers as a hedge to a global slowdown and underweight U.S. TIPS as we expect real rates to drift higher.

•  Within global infrastructure, our research currently leads us to an overweighting to a group of companies in the toll roads, electricity transmission & distribution, diversified and European regulated utilities sectors, and an underweighting to companies in the gas distribution utilities, communications, gas midstream, pipeline companies, water, ports and airports sectors. Finally, we have an out-of-benchmark position in renewables. In terms of outlook for 2019, we enter the year more constructive on the asset class, given the magnitude of declines in 2018. While we acknowledge there are wide ranges in valuations within individual subsectors and the asset class is not universally cheap, we believe there are many instances where the market has overreacted to recent top-down or company-specific developments. In particular, energy infrastructure and certain areas of transportation are notable given the very healthy fundamental environment. Also, renewable assets in the listed equity space continue to trade at steep discounts relative to where assets trade in the private markets, as evidenced by the robust private-market transaction activity (renewables remained greater than half the private market infrastructure transactions in 2018 according to Prequin). In 2019, we view the prospects for healthy cash flow and dividend growth for the asset class overall as sound.

•  Within global real estate, while there are pockets of the listed property market that are trading at premium valuations relative to peers due to their perceived defensive characteristics, the public markets appear to be pricing in prospective asset value declines in select sectors despite transactional evidence continuing to demonstrate strength in asset values. This significant negative investor sentiment has resulted in very wide discounts such that many of the stocks are offering a large buffer to this risk in key market segments, including NYC office, Hong Kong commercial property companies, U.S. and Continental Europe high-quality retail, the U.K. Majors and London office specialists, and U.S. central business district office and hotels. While some overall discount may be warranted given the latter phase of the property and valuation cycle, certain market segments are exceptionally discounted and offer opportunistic valuations. As a result, we believe there is an opportunity for active management to take advantage of wider than typical valuation disparities on a global basis, particularly within the U.S.

*  Minimum Investment for Class I shares

**  Commenced Operations on June 18, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Real Assets Portfolio

Performance Compared to the MSCI World Net Index(1), the MSIF Real Assets Benchmark Blend Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended December 31, 2018 Total Returns(4)
	One Year	Five Years	Ten Years	Since Inception(6)
Fund — Class I Shares w/o sales charges(5)	—	—	—	–6.70%
Fund — Class A Shares w/o sales charges(5)	—	—	—	–6.90
Fund — Class A Shares with maximum 5.25% sales charges(5)	—	—	—	–11.76
Fund — Class C Shares w/o sales charges(5)	—	—	—	–7.27
Fund — Class C Shares with maximum 1.00% deferred sales charges(5)	—	—	—	–8.18
Fund — Class IS Shares w/o sales charges(5)	—	—	—	–6.69
MSCI World Net Index	—	—	—	–10.62
MSIF Real Assets Benchmark Blend Index	—	—	—	–4.85
Lipper Flexible Portfolio Funds Index	—	—	—	–7.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The MSIF Real Assets Benchmark Blend Index is comprised of 25% MSCI World Net Index (benchmark that measures the equity market performance of developed markets), 25% Dow Jones Brookfield Global Infrastructure IndexSM (benchmark that measures the stock performance of companies that exhibit strong infrastructure characteristics), 25% FTSE EPRA Nareit Developed Real Estate Net Total Return Index (a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets) and 25% Bloomberg Barclays Global Inflation-Linked Hedged USD Index (measures the performance of investment-grade, government inflation linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government linker fund is likely and able to invest). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on June 18, 2018.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Real Assets Portfolio

	Shares	Value (000)
Common Stocks (69.1%)
Australia (2.8%)
APA Group	2,347	$14
Atlas Arteria Ltd.	5,781	26
BHP Group Ltd.	985	24
Coles Group Ltd. (a)	898	7
GPT Group (The) REIT	2,144	8
Origin Energy Ltd. (a)	2,284	10
Scentre Group REIT	5,970	16
Spark Infrastructure Group	10,882	17
Sydney Airport	7,327	35
Transurban Group	8,864	73
Wesfarmers Ltd.	898	20
		250
Austria (0.2%)
voestalpine AG	580	17
Belgium (0.2%)
Ageas	459	21
Canada (5.2%)
Bank of Nova Scotia (The)	507	25
Enbridge, Inc.	4,962	154
Finning International, Inc.	754	13
Hydro One Ltd.	5,691	84
National Bank of Canada	724	30
Pembina Pipeline Corp.	1,594	47
RioCan Real Estate Investment Trust REIT	338	6
Royal Bank of Canada	346	24
Toronto-Dominion Bank (The)	420	21
TransCanada Corp.	1,874	67
		471
China (0.4%)
China Gas Holdings Ltd. (b)	1,664	6
China Overseas Land & Investment Ltd. (b)	4,074	14
ENN Energy Holdings Ltd. (b)	2,352	21
		41
Denmark (0.5%)
Carlsberg A/S Series B	409	44
Finland (0.3%)
Citycon Oyj	3,056	6
Nokian Renkaat Oyj	752	23
		29
France (3.8%)
Aeroports de Paris (ADP)	90	17
CNP Assurances	764	16
Credit Agricole SA	1,471	16
Eurofins Scientific	34	13
Gecina SA REIT	142	18
Getlink SE	3,533	47
ICADE REIT	55	4
Klepierre SA REIT	2,614	80
	Shares	Value (000)
SEB SA	122	$16
Unibail-Rodamco-Westfield REIT	173	27
Vinci SA	1,103	91
		345
Germany (0.7%)
BASF SE	466	32
Fraport AG Frankfurt Airport Services Worldwide	80	6
Volkswagen AG (Preference)	158	25
		63
Hong Kong (5.0%)
China Everbright International Ltd.	8,943	8
CK Asset Holdings Ltd.	785	6
Galaxy Entertainment Group Ltd.	2,922	18
Hongkong Land Holdings Ltd.	21,895	138
Hysan Development Co., Ltd.	5,494	26
Link REIT	1,962	20
New World Development Co., Ltd.	7,064	9
Sun Hung Kai Properties Ltd.	10,494	149
Swire Properties Ltd.	20,651	72
Wharf Real Estate Investment Co., Ltd.	1,661	10
		456
India (0.3%)
Azure Power Global Ltd. (a)	2,667	24
Ireland (0.1%)
Green REIT PLC	6,231	10
Italy (0.5%)
Atlantia SpA	802	16
Italgas SpA	2,250	13
Snam SpA	3,156	14
		43
Japan (3.1%)
GLP J-REIT	4	4
Hikari Tsushin, Inc.	92	14
ITOCHU Corp.	1,429	24
Japan Tobacco, Inc.	806	19
JXTG Holdings, Inc.	3,088	16
Mitsubishi Corp.	1,007	28
Mitsubishi Estate Co., Ltd.	2,421	38
Mitsui & Co., Ltd.	1,101	17
Mitsui Fudosan Co., Ltd.	1,333	30
Nippon Building Fund, Inc. REIT	2	13
Panasonic Corp.	1,315	12
Shiseido Co., Ltd.	205	13
Sumitomo Corp.	1,379	19
Sumitomo Mitsui Financial Group, Inc.	1,028	34
		281
Mexico (1.7%)
Promotora y Operadora de Infraestructura SAB de CV	15,905	152

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
Netherlands (0.8%)
Eurocommercial Properties N.V. CVA REIT	826	$26
Koninklijke DSM N.V.	215	17
Koninklijke Vopak N.V.	650	29
		72
New Zealand (0.3%)
Auckland International Airport Ltd.	5,471	26
Norway (0.4%)
DNB ASA	1,131	18
Equinor ASA	1,027	22
		40
Singapore (0.0%)
UOL Group Ltd.	458	2
Spain (2.7%)
Aena SME SA	106	16
Atlantica Yield PLC	6,837	134
Ferrovial SA	1,672	34
Inmobiliaria Colonial Socimi SA REIT	129	1
Merlin Properties Socimi SA REIT	1,239	15
Red Electrica Corp., SA	1,013	23
Repsol SA	1,468	24
		247
Sweden (0.1%)
Hufvudstaden AB, Class A	502	8
Switzerland (0.6%)
Barry Callebaut AG (Registered) (Registered)	9	14
Clariant AG (Registered) (Registered) (a)	724	13
Flughafen Zurich AG (Registered) (Registered)	45	8
Sika AG (Registered)	121	15
		50
United Kingdom (6.7%)
British Land Co., PLC (The) REIT	5,872	40
Derwent London PLC REIT	1,058	38
Diageo PLC	608	22
GlaxoSmithKline PLC	999	19
Great Portland Estates PLC REIT	6,342	53
Hammerson PLC REIT	1,319	6
HSBC Holdings PLC	2,444	20
John Laing Group PLC	17,826	75
Land Securities Group PLC REIT	6,478	67
National Grid PLC	10,897	105
Pennon Group PLC	1,843	16
Royal Dutch Shell PLC, Class A	682	20
Severn Trent PLC	1,855	43
Standard Chartered PLC	2,781	22
United Utilities Group PLC	4,907	46
Urban & Civic PLC	1,557	5
Weir Group PLC (The)	808	13
		610
	Shares	Value (000)
United States (32.7%)
AbbVie, Inc.	195	$18
Accenture PLC, Class A	174	25
Agilent Technologies, Inc.	330	22
Alphabet, Inc., Class C (a)	43	45
Amazon.com, Inc. (a)	31	47
American Homes 4 Rent, Class A REIT	243	5
American Tower Corp. REIT	1,048	166
American Water Works Co., Inc.	567	51
Amphenol Corp., Class A	460	37
Analog Devices, Inc.	283	24
Anthem, Inc.	70	18
Apartment Investment & Management Co., Class A REIT	187	8
Apple, Inc.	300	47
AT&T, Inc.	732	21
Atmos Energy Corp.	542	50
AvalonBay Communities, Inc. REIT	228	40
Boston Properties, Inc. REIT	627	71
Boston Scientific Corp. (a)	932	33
Brixmor Property Group, Inc. REIT	2,046	30
Brookfield Property REIT, Inc., Class A REIT	123	2
Camden Property Trust REIT	120	11
CBS Corp., Class B	342	15
Charles Schwab Corp. (The)	271	11
Charter Communications, Inc., Class A (a)	58	17
Cheniere Energy, Inc. (a)	654	39
Chevron Corp.	248	27
Cigna Corp. (a)	102	19
Columbia Property Trust, Inc. REIT	126	2
Comerica, Inc.	233	16
Consolidated Edison, Inc.	589	45
Cooper Cos., Inc. (The)	103	26
Crown Castle International Corp. REIT	1,052	114
CVS Health Corp.	112	7
Edison International	853	48
Equity Residential REIT	527	35
Essex Property Trust, Inc. REIT	52	13
Estee Lauder Cos., Inc. (The), Class A	147	19
Eversource Energy	751	49
Facebook, Inc., Class A (a)	95	12
Federal Realty Investment Trust REIT	49	6
Freeport-McMoRan, Inc.	889	9
Gilead Sciences, Inc.	249	16
Goldman Sachs Group, Inc. (The)	116	19
Halliburton Co.	634	17
Harris Corp.	175	24
HCP, Inc. REIT	213	6
Healthcare Realty Trust, Inc. REIT	228	6
Host Hotels & Resorts, Inc. REIT	2,822	47
Hudson Pacific Properties, Inc. REIT	502	15
International Business Machines Corp.	315	36

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Shares	Value (000)
United States (cont'd)
Intuit, Inc.	121	$24
JB Hunt Transport Services, Inc.	216	20
JBG SMITH Properties REIT	259	9
Johnson & Johnson	149	19
JPMorgan Chase & Co.	235	23
Kimco Realty Corp. REIT	472	7
Kinder Morgan, Inc.	4,961	76
Lincoln National Corp.	296	15
LyondellBasell Industries N.V., Class A	271	23
Macerich Co. (The) REIT	1,626	70
Mack-Cali Realty Corp. REIT	1,585	31
Martin Marietta Materials, Inc.	80	14
Mastercard, Inc., Class A	145	27
Merck & Co., Inc.	335	26
Microsoft Corp.	516	52
Mid-America Apartment Communities, Inc. REIT	47	4
Netflix, Inc. (a)	37	10
NiSource, Inc.	811	21
Norfolk Southern Corp.	126	19
Northern Trust Corp.	201	17
NVIDIA Corp.	47	6
Paramount Group, Inc. REIT	763	10
PepsiCo, Inc.	251	28
Pfizer, Inc.	920	40
PG&E Corp. (a)	1,353	32
Phillips 66	171	15
ProLogis, Inc. REIT	173	10
Prudential Financial, Inc.	205	17
Public Storage REIT	17	3
QTS Realty Trust, Inc., Class A REIT	110	4
QUALCOMM, Inc.	296	17
Regency Centers Corp. REIT	542	32
RLJ Lodging Trust REIT	1,364	22
salesforce.com, Inc. (a)	237	32
SBA Communications Corp. REIT (a)	211	34
SEI Investments Co.	350	16
Sempra Energy	698	76
Simon Property Group, Inc. REIT	727	122
SL Green Realty Corp. REIT	1,329	105
Sunstone Hotel Investors, Inc. REIT	132	2
Targa Resources Corp.	322	12
Textron, Inc.	346	16
Thermo Fisher Scientific, Inc.	105	23
United Technologies Corp.	63	7
UnitedHealth Group, Inc.	106	26
Verizon Communications, Inc.	578	32
VMware, Inc., Class A	89	12
Vornado Realty Trust REIT	1,345	83
Walt Disney Co. (The)	234	26
Westlake Chemical Corp.	206	14
	Shares		Value (000)
Williams Cos., Inc. (The)		2,317	$51
Xylem, Inc.		263	18
Yum! Brands, Inc.		258	24
			2,960
Total Common Stocks (Cost $6,927)			6,262
	No. of Rights
Rights (0.0%)
Spain (0.0%)
Repsol SA, expires 1/14/19 (a) (Cost $1)		1,468	1
	Face Amount (000)
Sovereign (16.3%)
Australia (0.4%)
Australia Government Bond,
0.75%, 11/21/27	AUD	55	40
Canada (0.4%)
Canadian Government Real Return Bond,
1.25%, 12/1/47	CAD	20	16
3.00%, 12/1/36		23	24
			40
France (2.4%)
French Republic Government Bond OAT,
0.10%, 7/25/47 (c)	EUR	11	14
1.10%, 7/25/22		68	84
1.85%, 7/25/27		39	54
2.25%, 7/25/20		11	14
3.15%, 7/25/32		33	57
			223
Germany (0.8%)
Deutsche Bundesrepublik Inflation Linked Bond,
0.10%, 4/15/26 — 4/15/46		54	69
Italy (1.7%)
Italy Buoni Poliennali Del Tesoro,
0.10%, 5/15/22 (c)		67	75
1.30%, 5/15/28 (c)		55	60
2.55%, 9/15/41 (c)		14	17
			152
Japan (0.9%)
Japanese Government CPI Linked Bond,
0.10%, 9/10/24	JPY	8,712	81
New Zealand (0.3%)
New Zealand Government Inflation Linked Bond,
3.00%, 9/20/30	NZD	32	27
Spain (0.9%)
Spain Government Inflation Linked Bond,
0.65%, 11/30/27 (c)	EUR	12	15
1.80%, 11/30/24 (c)		50	65
			80

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Real Assets Portfolio

	Face Amount (000)		Value (000)
United Kingdom (8.5%)
United Kingdom Gilt Inflation Linked,
0.13%, 11/22/36	GBP	55	$97
0.25%, 3/22/52		43	97
0.38%, 3/22/62		45	119
0.63%, 11/22/42		40	85
0.75%, 11/22/47		51	118
1.25%, 11/22/27 — 11/22/32		97	171
1.88%, 11/22/22		54	80
			767
Total Sovereign (Cost $1,526)			1,479
U.S. Treasury Securities (11.2%)
United States (11.2%)
U.S. Treasury Notes,
0.13%, 4/15/20 — 7/15/24		$609	590
0.38%, 1/15/27		195	185
0.75%, 2/15/42		60	55
1.00%, 2/15/46		78	74
1.38%, 1/15/20		23	23
3.88%, 4/15/29		68	86
Total U.S. Treasury Securities (Cost $1,034)			1,013
	Shares
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note G) (Cost $307)		307,149	$307
Total Investments (100.0%) (Cost $9,795) (d)(e)(f)			9,062
Liabilities in Excess of Other Assets (0.0%) (g)			(2)
Net Assets (100.0%)			$9,060

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

(e)  The approximate fair value and percentage of net assets, $2,042,000 and 22.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $9,838,000. The aggregate gross unrealized appreciation is approximately $104,000 and the aggregate gross unrealized depreciation is approximately $888,000, resulting in net unrealized depreciation of approximately $784,000.

(g)  Amount is less than 0.05%.

CVA  Certificaten Van Aandelen.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2018:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	NZD	36	$24	3/28/19	$	(—	@)
BNP Paribas SA	EUR	457	$525	3/28/19		(2)
BNP Paribas SA	EUR	2	$2	3/28/19		(—	@)
BNP Paribas SA	GBP	20	$26	3/28/19		—	@
Citibank NA	CAD	54	$40	3/28/19		1
JPMorgan Chase Bank NA	JPY	9,068	$82	3/28/19		(1)
Royal Bank of Canada	GBP	585	$742	3/28/19		(6)
UBS AG	AUD	55	$39	3/28/19		—	@
						$(8)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Real Assets Portfolio

@  —  Amount less than $500.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

NZD  —  New Zealand Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.6%
Equity Real Estate Investment Trusts (REITs)	17.4
Sovereign	16.3
U.S. Treasury Securities	11.2
Oil, Gas & Consumable Fuels	6.9
Real Estate Management & Development	5.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open foreign currency forward exchange contracts with net unrealized depreciation of approximately $8,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Real Assets Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,488)	$8,755
Investment in Security of Affiliated Issuer, at Value (Cost $307)	307
Total Investments in Securities, at Value (Cost $9,795)	9,062
Foreign Currency, at Value (Cost $35)	35
Cash	2
Due from Adviser	96
Prepaid Offering Costs	81
Receivable for Investments Sold	24
Dividends Receivable	19
Interest Receivable	4
Unrealized Appreciation on Foreign Currency Forward Exchange Contract	1
Tax Reclaim Receivable	—	@
Receivable from Affiliate	—	@
Other Assets	3
Total Assets	9,327
Liabilities:
Payable for Offering Costs	152
Payable for Professional Fees	69
Payable for Investments Purchased	20
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	9
Payable for Custodian Fees	8
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Administration Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Other Liabilities	4
Total Liabilities	267
Net Assets	$9,060
Net Assets Consist of:
Paid-in-Capital	$9,944
Total Accumulated Loss	(884)
Net Assets	$9,060
CLASS I:
Net Assets	$9,033
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	997,000
Net Asset Value, Offering and Redemption Price Per Share	$9.06
CLASS A:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Redemption Price Per Share	$9.06
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.50
Maximum Offering Price Per Share	$9.56
CLASS C:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.06
CLASS IS:
Net Assets	$9
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$9.06

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Real Assets Portfolio

Statement of Operations	Period from June 18, 2018^ to December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	$132
Interest from Securities of Unaffiliated Issuers (Net of $—@ of Foreign Taxes Withheld)	25
Non-Cash Dividends from Securities of Unaffiliated Issuers	13
Dividends from Security of Affiliated Issuer (Note G)	3
Total Investment Income	173
Expenses:
Offering Costs	95
Professional Fees	84
Advisory Fees (Note B)	32
Custodian Fees (Note F)	20
Shareholder Reporting Fees	10
Pricing Fees	5
Administration Fees (Note C)	4
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Shareholder Services Fees — Class A (Note D)	— @
Distribution and Shareholder Services Fees — Class C (Note D)	— @
Directors' Fees and Expenses	— @
Registration Fees	— @
Other Expenses	1
Total Expenses	255
Expenses Reimbursed by Adviser (Note B)	(179)
Waiver of Advisory Fees (Note B)	(32)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	41
Net Investment Income	132
Realized Gain (Loss):
Investments Sold	(112)
Foreign Currency Forward Exchange Contracts	62
Foreign Currency Translation	(2)
Net Realized Loss	(52)
Change in Unrealized Appreciation (Depreciation):
Investments	(731)
Foreign Currency Forward Exchange Contracts	(8)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(739)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(791)
Net Decrease in Net Assets Resulting from Operations	$(659)

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Real Assets Portfolio

Statement of Changes in Net Assets	Period from June 18, 2018^ to December 31, 2018 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$132
Net Realized Loss	(52)
Net Change in Unrealized Appreciation (Depreciation)	(739)
Net Decrease in Net Assets Resulting from Operations	(659)
Dividends and Distributions to Shareholders:
Class I	(225)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Paid-in-Capital
Class I	(56)
Class A	(—	@)
Class C	(—	@)
Class IS	(—	@)
Total Dividends and Distributions to Shareholders	(281)
Capital Share Transactions:(1)
Class I:
Subscribed	9,970
Class A:
Subscribed	10
Class C:
Subscribed	10
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	10,000
Total Increase in Net Assets	9,060
Net Assets:
Beginning of Period	—
End of Period	$9,060
(1) Capital Share Transactions:
Class I:
Shares Subscribed	997
Class A:
Shares Subscribed	1
Class C:
Shares Subscribed	1
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Real Assets Portfolio

	Class I
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13
Net Realized and Unrealized Loss	(0.79)
Total from Investment Operations	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)
Paid-in-Capital	(0.06)
Total Distributions	(0.28)
Net Asset Value, End of Period	$9.06
Total Return(3)	(6.70	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,033
Ratio of Expenses to Average Net Assets(7)	0.76	(4)(6)
Ratio of Net Investment Income to Average Net Assets(7)	2.52	(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	26	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.76	%(6)
Net Investment Loss to Average Net Assets	(1.48	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Real Assets Portfolio

	Class A
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11
Net Realized and Unrealized Loss	(0.79)
Total from Investment Operations	(0.68)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)
Paid-in-Capital	(0.06)
Total Distributions	(0.26)
Net Asset Value, End of Period	$9.06
Total Return(3)	(6.90	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(7)	1.14	%(4)(6)
Ratio of Net Investment Income to Average Net Assets(7)	2.18	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	26	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.79	%(6)
Net Investment Loss to Average Net Assets	(19.47	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Real Assets Portfolio

	Class C
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07
Net Realized and Unrealized Loss	(0.79)
Total from Investment Operations	(0.72)
Distributions from and/or in Excess of:
Net Investment Income	(0.16)
Paid-in-Capital	(0.06)
Total Distributions	(0.22)
Net Asset Value, End of Period	$9.06
Total Return(3)	(7.27	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(7)	1.89	%(4)(6)
Ratio of Net Investment Income to Average Net Assets(7)	1.37	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	26	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	23.55	%(6)
Net Investment Loss to Average Net Assets	(20.29	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Real Assets Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from June 18, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.13
Net Realized and Unrealized Loss	(0.79)
Total from Investment Operations	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.22)
Paid-in-Capital	(0.06)
Total Distributions	(0.28)
Net Asset Value, End of Period	$9.06
Total Return(3)	(6.69	)%(5)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9
Ratio of Expenses to Average Net Assets(7)	0.74	%(4)(6)
Ratio of Net Investment Income to Average Net Assets(7)	2.53	%(4)(6)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%(6)
Portfolio Turnover Rate	26	%(5)
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	22.53	%(6)
Net Investment Loss to Average Net Assets	(19.26	)%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Not annualized.

(6)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Real Assets Portfolio. The Fund seeks total return, targeted to be in excess of inflatio, through capital appreciation and current income.

The Fund commenced operations on June 18, 2018 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of real estate investment trusts ("REITs"). The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value

Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$47	$—	$—	$47
Auto Components	—	23	—	23
Automobiles	—	25	—	25
Banks	139	110	—	249
Beverages	28	66	—	94
Biotechnology	34	—	—	34
Capital Markets	63	—	—	63
Chemicals	37	77	—	114
Commercial Services & Supplies	—	8	—	8
Construction & Engineering	—	200	—	200
Construction Materials	14	—	—	14
Diversified Telecommunication Services	53	—	—	53
Electric Utilities	213	40	—	253
Electronic Equipment, Instruments & Components	37	—	—	37
Energy Equipment & Services	17	—	—	17
Entertainment	36	—	—	36
Equity Real Estate Investment Trusts (REITs)	1,131	446	—	1,577
Food & Staples Retailing	7	—	—	7
Food Products	—	14	—	14
Gas Utilities	50	54	—	104
Health Care Equipment & Supplies	59	—	—	59
Health Care Providers & Services	70	—	—	70
Hotels, Restaurants & Leisure	24	18	—	42
Household Durables	—	28	—	28
Independent Power & Renewable Electricity Producers	158	—	—	158
Information Technology Services	88	—	—	88
Insurance	32	37	—	69
Interactive Media & Services	57	—	—	57
Internet & Direct Marketing Retail	47	—	—	47
Life Sciences Tools & Services	45	13	—	58
Machinery	18	13	—	31
Media	32	—	—	32
Metals & Mining	9	41	—	50
Multi-Line Retail	—	20	—	20
Multi-Utilities	142	105	—	247
Oil, Gas & Consumable Fuels	488	135	—	623
Personal Products	19	13	—	32
Pharmaceuticals	85	19	—	104
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Real Estate Management & Development	$—	$513	$—	$513
Road & Rail	39	—	—	39
Semiconductors & Semiconductor Equipment	47	—	—	47
Software	120	—	—	120
Specialty Retail	—	14	—	14
Tech Hardware, Storage & Peripherals	47	—	—	47
Tobacco	—	19	—	19
Trading Companies & Distributors	13	88	—	101
Transportation Infrastructure	152	270	—	422
Water Utilities	51	105	—	156
Total Common Stocks	3,748	2,514	—	6,262
Rights	1	—	—	1
Sovereign	—	1,479	—	1,479
U.S. Treasury Securities	—	1,013	—	1,013
Short-Term Investment
Investment Company	307	—	—	307
Foreign Currency Forward Exchange Contract		1		1
Total Assets	4,056	5,007	—	9,063
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(9)	—	(9)
Total	$4,056	$4,998	$—	$9,054

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the
21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on a Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contract	Unrealized Appreciation on Foreign Currency Forward Exchange Contract	Currency Risk	$1
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(9)

The following tables set forth by primary risk exposure the Fund's realized gain(loss) and change in unrealized appreciation (depreciation) by type of derivative contract for the period ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$62
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(8)

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$1	$(9)

(a) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$—	@	$	(—	@)	$—	$0
Citibank NA	1			—		—	1
UBS AG	—	@		—		—	—	@
Total	$1		$	(—	@)	$—	$1
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$—	@		$—		$—	$—	@
BNP Paribas SA	2			(—	@)	—	2
JPMorgan Chase Bank NA	1			—		—	1
Royal Bank of Canada	6			—		—	6
Total	$9			$(—	@)	$—	$9

For the period ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,895,000

5.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Over $1 billion
0.60%	0.55%

For the period ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Directors act to discontinue all or a portion of such waivers or reimbursements when they deem such action is appropriate. For the period ended December 31, 2018, approximately $32,000 of advisory fees were waived and approximately $182,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the

Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $11,044,000 and $2,447,000, respectively. For the period ended December 31, 2018, purchases and sales of long-term U.S. Government securities were approximately $1,088,000 and $42,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended December 31, 2018 is as follows:

Affiliated Investment Company	Value June 18, 2018 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$10,853	$10,546	$3
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$307

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2018 was as follows:

2018 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)
$225	$56

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the Fund had no distributable earnings on a tax basis.

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $61,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the period ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund did not have record owners of 10% or greater.

K. Accounting Pronouncement: In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Real Assets Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Real Assets Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statements of operations and changes in net assets and the financial highlights for the period from June 18, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Real Assets Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations and the changes in its net assets and its financial highlights for the period from June 18, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 8.2% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $72,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $6,000 and has derived net income from sources within foreign countries amounting to approximately $72,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

37

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIRAANN
2403599 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Small Company Growth Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Federal Tax Notice	30
Privacy Notice	31
Director and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Small Company Growth Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Small Company Growth Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs, including redemption fees; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Small Company Growth Portfolio Class I	$1,000.00	$862.80	$1,020.37	$4.51	$4.89	0.96%
Small Company Growth Portfolio Class A	1,000.00	861.30	1,019.16	5.63	6.11	1.20
Small Company Growth Portfolio Class L	1,000.00	859.20	1,015.93	8.62	9.35	1.84
Small Company Growth Portfolio Class C	1,000.00	857.70	1,014.67	9.79	10.61	2.09
Small Company Growth Portfolio Class IS	1,000.00	862.90	1,020.57	4.32	4.69	0.92

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Small Company Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 0.29%, net of fees. The Fund's Class I shares outperformed the Fund's benchmark, the Russell 2000® Growth Index (the "Index"), which returned –9.31%.

Factors Affecting Performance

•  U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017's historically low levels, with especially sharp price swings in February, October and December 2018.

•  Within the Index, information technology, consumer staples and utilities were the best-performing sectors and the only three sectors with positive returns for the year. The energy, materials and industrials sectors were the weakest performers.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, the Fund's relative outperformance resulted from favorable stock selection and sector allocations.

•  Stock selection in information technology and health care drove most of the Fund's relative performance. Several of the portfolio's software-as-a-service holdings were among the top contributors in the information technology sector and across the portfolio, including a provider of a proprietary cloud identity access management solution that facilitates secure access to software applications, data and IT systems and a provider of cloud-based software to help enterprises optimize their spending budgets. In the health care sector, top contributors included a leading provider of health savings account solutions and a health care payment solutions provider. An overweight to the information technology sector and no exposure to the energy sector also contributed positively to relative results.

•  The main detractors were our stock selections in consumer discretionary, industrials and financials. In consumer discretionary, an online home goods and apparel seller was the largest drag on performance both in the sector and across the whole portfolio. The industrials sector was dampened by the weak performance of an administrator of consumer-directed benefits, while the Fund's financials stocks suffered widespread declines.

Management Strategies

•  There were no changes to our bottom-up investment process during the period. We continued to look for high-quality growth companies that we believe have these attributes: sustainable competitive advantages, above-average business visibility, rising return on invested capital, strong free cash flow generation and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Small Company Growth Portfolio

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C and IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	0.29%	–0.11%	12.45%	10.18%
Fund — Class A Shares w/o sales charges(5)	0.02	–0.42	12.12	9.05
Fund — Class A Shares with maximum 5.25% sales charges(5)	–5.25	–1.48	11.51	8.79
Fund — Class L Shares w/o sales charges(6)	–0.58	–0.93	—	7.91
Fund — Class C Shares w/o sales charges(8)	–0.78	—	—	2.22
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–1.62	—	—	2.22
Fund — Class IS Shares w/o sales charges(7)	0.38	–0.01	—	2.91
Russell 2000® Growth Index	–9.31	5.13	13.52	7.54
Lipper Small-Cap Growth Funds Index	–3.93	5.51	13.55	9.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on November 11, 2011.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (93.9%)
Banks (1.1%)
Metro Bank PLC (United Kingdom) (a)	104,068	$2,245
Biotechnology (1.2%)
Agios Pharmaceuticals, Inc. (a)	9,713	448
Bellicum Pharmaceuticals, Inc. (a)	68,425	200
Editas Medicine, Inc. (a)	46,728	1,063
Intellia Therapeutics, Inc. (a)	44,315	605
Intrexon Corp. (a)(b)	32,888	215
		2,531
Construction Materials (1.3%)
Eagle Materials, Inc.	45,510	2,777
Diversified Consumer Services (1.5%)
Chegg, Inc. (a)	109,191	3,103
Health Care Equipment & Supplies (5.3%)
Penumbra, Inc. (a)	81,425	9,950
Quotient Ltd. (Jersey) (a)(b)	171,919	1,052
		11,002
Health Care Providers & Services (8.8%)
Guardant Health, Inc. (a)(b)	198,300	7,454
HealthEquity, Inc. (a)	180,908	10,791
		18,245
Health Care Technology (8.0%)
athenahealth, Inc. (a)	86,193	11,371
Inspire Medical Systems, Inc. (a)	121,555	5,136
		16,507
Hotels, Restaurants & Leisure (1.3%)
Shake Shack, Inc., Class A (a)	60,900	2,766
Information Technology Services (15.9%)
GTT Communications, Inc. (a)(b)	200,715	4,749
LiveRamp Holdings, Inc. (a)(b)	175,291	6,772
MongoDB, Inc. (a)(b)	141,990	11,890
Okta, Inc. (a)	99,262	6,333
Wix.com Ltd. (Israel) (a)	35,200	3,180
		32,924
Insurance (1.5%)
Trupanion, Inc. (a)(b)	120,454	3,067
Interactive Media & Services (3.9%)
Eventbrite, Inc., Class A (a)	76,142	2,117
Yelp, Inc. (a)	169,674	5,937
		8,054
Internet & Direct Marketing Retail (7.0%)
Etsy, Inc. (a)	117,015	5,566
MakeMyTrip Ltd. (a)	136,967	3,333
Overstock.com, Inc. (a)(b)	220,638	2,996
Stamps.com, Inc. (a)	16,513	2,570
		14,465
Life Sciences Tools & Services (1.1%)
NanoString Technologies, Inc. (a)	159,137	2,360
	Shares	Value (000)
Pharmaceuticals (1.0%)
Intersect ENT, Inc. (a)	71,313	$2,010
Professional Services (4.1%)
Upwork, Inc. (a)(b)	205,424	3,720
WageWorks, Inc. (a)	173,323	4,708
		8,428
Real Estate Management & Development (1.3%)
Redfin Corp. (a)(b)	187,513	2,700
Software (21.9%)
Appfolio, Inc., Class A (a)	55,672	3,297
Avalara, Inc. (a)(b)	110,970	3,457
Coupa Software, Inc. (a)	244,310	15,358
Elastic N.V. (a)(b)	109,180	7,804
Ellie Mae, Inc. (a)(b)	48,735	3,062
Smartsheet, Inc., Class A (a)	128,009	3,182
SVMK, Inc. (a)(b)	191,547	2,350
Workiva, Inc. (a)	92,612	3,324
Xero Ltd. (New Zealand) (a)	119,788	3,530
		45,364
Specialty Retail (2.1%)
Carvana Co. (a)(b)	133,649	4,372
Textiles, Apparel & Luxury Goods (1.6%)
Brunello Cucinelli SpA (Italy)	96,643	3,321
Thrifts & Mortgage Finance (2.6%)
LendingTree, Inc. (a)	24,343	5,345
Trading Companies & Distributors (1.4%)
Watsco, Inc.	21,252	2,957
Total Common Stocks (Cost $194,720)		194,543
Preferred Stocks (7.0%)
Health Care Technology (4.0%)
Grand Rounds, Inc. Series B (a)(c)(d)(e) (acquisition cost — $3,362; acquired 7/3/14)	3,269,139	8,271
Software (3.0%)
DOMO, Inc. Series D (a)	170,314	3,343
Lookout, Inc. Series F (a)(c)(d)(e) (acquisition cost — $13,476; acquired 6/17/14)	1,179,743	2,879
		6,222
Total Preferred Stocks (Cost $27,397)		14,493
Short-Term Investments (15.6%)
Securities held as Collateral on Loaned Securities (15.3%)
Investment Company (12.5%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	25,915,930	25,916

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (2.8%)
Barclays Capital, Inc., (2.90%, dated 12/31/18, due 01/02/19; proceeds $1,958; fully collateralized by a U.S. Government obligation; 2.50% due 05/15/24; valued at $1,997)	$1,957	$1,957
HSBC Securities USA, Inc., (2.95%, dated 12/31/18, due 01/02/19; proceeds $3,967; fully collateralized by U.S. Government obligations; 0.00% - 2.75% due 01/31/19 - 02/15/42; valued at $4,046)	3,967	3,967
		5,924
Total Securities held as Collateral on Loaned Securities (Cost $31,840)		31,840
	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $565)	564,706	565
Total Short-Term Investments (Cost $32,405)		32,405
Total Investments Excluding Purchased Options (116.6%) (Cost $254,522)		241,441
Total Purchased Options Outstanding (0.0%) (Cost $870)		160
Total Investments (116.6%) (Cost $255,392) Including $53,519 of Securities Loaned (f)		241,601
Liabilities in Excess of Other Assets (–16.6%)		(34,466)
Net Assets (100.0%)		$207,135

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2018.

(c)  Security has been deemed illiquid at December 31, 2018.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2018 amounts to approximately $11,150,000 and represents 5.4% of net assets.

(e)  At December 31, 2018, the Fund held fair valued securities valued at approximately $11,150,000, representing 5.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(f)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $259,262,000. The aggregate gross unrealized appreciation is approximately $35,225,000 and the aggregate gross unrealized depreciation is approximately $52,886,000, resulting in net unrealized depreciation of approximately $17,661,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2018:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
Royal Bank of Scotland	USD/CNH	CNH	7.16	Jan-19	67,676,212	67,676	$7	$294	$(287)
Royal Bank of Scotland	USD/CNH	CNH	7.78	Jul-19	61,460,957	61,461	66	299	(233)
Royal Bank of Scotland	USD/CNH	CNH	8.00	Oct-19	47,079,506	47,080	87	277	(190)
							$160	$870	$(710)

CNH  Chinese Yuan Renminbi Offshore

USD    United States Dollar

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	27.0%
Software	24.6
Information Technology Services	15.7
Health Care Technology	11.8
Health Care Providers & Services	8.7
Internet & Direct Marketing Retail	6.9
Health Care Equipment & Supplies	5.3
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2018.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Small Company Growth Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $228,911)	$215,120
Investment in Security of Affiliated Issuer, at Value (Cost $26,481)	26,481
Total Investments in Securities, at Value (Cost $255,392)	241,601
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	196
Receivable for Fund Shares Sold	405
Receivable from Securities Lending Income	94
Receivable from Affiliate	6
Dividends Receivable	5
Other Assets	90
Total Assets	242,398
Liabilities:
Collateral on Securities Loaned, at Value	32,036
Payable for Fund Shares Redeemed	2,243
Payable for Advisory Fees	444
Due to Broker	330
Payable for Professional Fees	79
Payable for Sub Transfer Agency Fees — Class I	16
Payable for Sub Transfer Agency Fees — Class A	8
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Directors' Fees and Expenses	20
Payable for Administration Fees	15
Payable for Transfer Agency Fees — Class I	4
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	1
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	5
Other Liabilities	47
Total Liabilities	35,263
Net Assets	$207,135
Net Assets Consist of:
Paid-in-Capital	$224,621
Total Accumulated Loss	(17,486)
Net Assets	$207,135

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Small Company Growth Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$60,777
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	6,315,208
Net Asset Value, Offering and Redemption Price Per Share	$9.62
CLASS A:
Net Assets	$34,166
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	4,447,674
Net Asset Value, Redemption Price Per Share	$7.68
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.43
Maximum Offering Price Per Share	$8.11
CLASS L:
Net Assets	$1,157
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	162,968
Net Asset Value, Offering and Redemption Price Per Share	$7.10
CLASS C:
Net Assets	$116
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	15,360
Net Asset Value, Offering and Redemption Price Per Share	$7.55
CLASS IS:
Net Assets	$110,919
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	11,449,133
Net Asset Value, Offering and Redemption Price Per Share	$9.69
(1) Including: Securities on Loan, at Value:	$53,519

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Small Company Growth Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Income from Securities Loaned — Net	$1,099
Dividends from Securities of Unaffiliated Issuers (Net of $4 of Foreign Taxes Withheld)	319
Dividends from Security of Affiliated Issuer (Note G)	176
Total Investment Income	1,594
Expenses:
Advisory Fees (Note B)	2,581
Administration Fees (Note C)	224
Professional Fees	139
Shareholder Services Fees — Class A (Note D)	104
Distribution and Shareholder Services Fees — Class L (Note D)	10
Distribution and Shareholder Services Fees — Class C (Note D)	1
Sub Transfer Agency Fees — Class I	62
Sub Transfer Agency Fees — Class A	22
Sub Transfer Agency Fees — Class L	(— @)
Sub Transfer Agency Fees — Class C	— @
Registration Fees	63
Shareholder Reporting Fees	42
Transfer Agency Fees — Class I (Note E)	8
Transfer Agency Fees — Class A (Note E)	11
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	4
Custodian Fees (Note F)	15
Directors' Fees and Expenses	11
Pricing Fees	3
Other Expenses	44
Expenses Before Non Operating Expenses	3,349
Bank Overdraft Expense	4
Total Expenses	3,353
Waiver of Advisory Fees (Note B)	(505)
Rebate from Morgan Stanley Affiliate (Note G)	(20)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(4)
Net Expenses	2,821
Net Investment Loss	(1,227)
Realized Gain (Loss):
Investments Sold	49,966
Foreign Currency Translation	(6)
Net Realized Gain	49,960
Change in Unrealized Appreciation (Depreciation):
Investments	(38,830)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(38,830)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	11,131
Net Increase in Net Assets Resulting from Operations	$9,903

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Small Company Growth Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,227)	$(3,951)
Net Realized Gain	49,960	171,671
Net Change in Unrealized Appreciation (Depreciation)	(38,830)	(62,911)
Net Increase in Net Assets Resulting from Operations	9,903	104,809
Dividends and Distributions to Shareholders:
Class I	(7,933)	(66,031)*
Class A	(5,688)	(18,203)*
Class L	(196)	(589)*
Class C	(18)	(4)*
Class IS	(14,165)	(51,397)*
Total Dividends and Distributions to Shareholders	(28,000)	(136,224)
Capital Share Transactions:(1)
Class I:
Subscribed	32,971	47,817
Distributions Reinvested	7,923	65,879
Redeemed	(124,369)	(259,329)
Class A:
Subscribed	6,959	5,601
Distributions Reinvested	5,498	18,092
Redeemed	(13,251)	(64,607)
Class L:
Distributions Reinvested	195	586
Redeemed	(164)	(504)
Class C:
Subscribed	145	33 **
Distributions Reinvested	17	—
Redeemed	(37)	—
Class IS:
Subscribed	31,218	60,649
Distributions Reinvested	14,160	50,949
Redeemed	(48,990)	(337,736)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(87,725)	(412,570)
Redemption Fees	6	17
Total Decrease in Net Assets	(105,816)	(443,968)
Net Assets:
Beginning of Period	312,951	756,919
End of Period	$207,135	$312,951 †

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Small Company Growth Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,843	3,416
Shares Issued on Distributions Reinvested	780	5,619
Shares Redeemed	(10,329)	(19,091)
Net Decrease in Class I Shares Outstanding	(6,706)	(10,056)
Class A:
Shares Subscribed	695	454
Shares Issued on Distributions Reinvested	678	1,855
Shares Redeemed	(1,434)	(5,295)
Net Decrease in Class A Shares Outstanding	(61)	(2,986)
Class L:
Shares Issued on Distributions Reinvested	26	64
Shares Redeemed	(18)	(43)
Net Increase in Class L Shares Outstanding	8	21
Class C:
Shares Subscribed	14	3 **
Shares Issued on Distributions Reinvested	2	—
Shares Redeemed	(4)	—
Net Increase in Class C Shares Outstanding	12	3
Class IS:
Shares Subscribed	2,514	4,289
Shares Issued on Distributions Reinvested	1,384	4,361
Shares Redeemed	(4,233)	(24,070)
Net Decrease in Class IS Shares Outstanding	(335)	(15,420)

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Realized Gain	$(66,031)
Class A:
Net Realized Gain	$(18,203)
Class L:
Net Realized Gain	$(589)
Class C:
Net Realized Gain	$(4)
Class IS:
Net Realized Gain	$(51,397)

†  Accumulated Net Investment Loss for the year ended December 31, 2017 was $(77).

**  For the period May 31, 2017 through December 31, 2017.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.90		$13.26		$13.75		$16.50		$20.55
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.05)		(0.11)		0.00	(3)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss)	0.16		2.91		(0.05)		(1.51)		(2.04)
Total from Investment Operations	0.11		2.80		(0.05)		(1.56)		(2.10)
Distributions from and/or in Excess of:
Net Realized Gain	(1.39)		(5.16)		(0.44)		(1.19)		(1.95)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.62		$10.90		$13.26		$13.75		$16.50
Total Return(4)	0.29%		21.87%		(0.35)%		(9.58)%		(9.68)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,777		$141,954		$305,945		$718,386		$1,156,812
Ratio of Expenses to Average Net Assets(8)	0.98	%(5)	0.99	%(5)	1.02	%(5)(6)	1.05	%(5)	1.05	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%(5)	0.99	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.41	)%(5)	(0.77	)%(5)	0.02	%(5)	(0.29	)%(5)	(0.34	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	79%		97%		51%		42%		53%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17%		1.20%		1.17%		1.11%		1.13%
Net Investment Loss to Average Net Assets	(0.60)%		(0.98)%		(0.13)%		(0.35)%		(0.42)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.00% for Class I shares. Prior to July 1, 2016, the maximum ratio was 1.05% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.99		$11.72		$12.25		$14.89		$18.83
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.07)		(0.14)		(0.04)		(0.09)		(0.11)
Net Realized and Unrealized Gain (Loss)	0.15		2.57		(0.05)		(1.36)		(1.88)
Total from Investment Operations	0.08		2.43		(0.09)		(1.45)		(1.99)
Distributions from and/or in Excess of:
Net Realized Gain	(1.39)		(5.16)		(0.44)		(1.19)		(1.95)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$7.68		$8.99		$11.72		$12.25		$14.89
Total Return(4)	0.02%		21.57%		(0.73)%		(9.88)%		(9.98)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,166		$40,531		$87,864		$136,621		$186,307
Ratio of Expenses to Average Net Assets(8)	1.25	%(5)	1.34	%(5)	1.37	%(5)(6)	1.37	%(5)	1.38	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%(5)	1.34	%(5)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(8)	(0.69	)%(5)	(1.12	)%(5)	(0.35	)%(5)	(0.61	)%(5)	(0.67	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	79%		97%		51%		42%		53%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.44%		1.51%		1.45%		1.38%		N/A
Net Investment Loss to Average Net Assets	(0.88)%		(1.29)%		(0.43)%		(0.62)%		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.35% for Class A shares. Prior to July 1, 2016, the maximum ratio was 1.40% for Class A shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Small Company Growth Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$8.46		$11.34		$11.92		$14.60		$18.60
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.11)		(0.19)		(0.10)		(0.16)		(0.19)
Net Realized and Unrealized Gain (Loss)	0.14		2.47		(0.04)		(1.33)		(1.86)
Total from Investment Operations	0.03		2.28		(0.14)		(1.49)		(2.05)
Distributions from and/or in Excess of:
Net Realized Gain	(1.39)		(5.16)		(0.44)		(1.19)		(1.95)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$7.10		$8.46		$11.34		$11.92		$14.60
Total Return(4)	(0.58)%		20.95%		(1.17)%		(10.36)%		(10.43)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,157		$1,310		$1,524		$1,874		$2,370
Ratio of Expenses to Average Net Assets(8)	1.84	%(5)	1.84	%(5)	1.87	%(5)(6)	1.90	%(5)	1.90	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.84	%(5)	1.84	%(5)	N/A		N/A		N/A
Ratio of Net Investment Loss to Average Net Assets(8)	(1.28	)%(5)	(1.61	)%(5)	(0.88	)%(5)	(1.33	)%(5)	(1.16	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	79%		97%		51%		42%		53%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.07%		2.27%		2.21%		2.10%		2.02%
Net Investment Loss to Average Net Assets	(1.51)%		(2.04)%		(1.22)%		(1.34)%		(1.28)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Loss to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment loss.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.85% for Class L shares. Prior to July 1, 2016, the maximum ratio was 1.90% for Class L shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Small Company Growth Portfolio

	Class C
Selected Per Share Data and Ratios	Year Ended December 31, 2018		Period from May 31, 2017(1) to December 31, 2017
Net Asset Value, Beginning of Period	$8.93		$13.59
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.13)
Net Realized and Unrealized Gain	0.04		0.63
Total from Investment Operations	0.01		0.50
Distributions from and/or in Excess of:
Net Realized Gain	(1.39)		(5.16)
Redemption Fees	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$7.55		$8.93
Total Return(4)	(0.78)%		4.36	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$116		$30
Ratio of Expenses to Average Net Assets(9)	2.09	%(5)	2.10	%(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.09	%(5)	2.10	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(1.50	)%(5)	(1.82	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	79%		97%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.73%		21.29	%(8)
Net Investment Loss to Average Net Assets	(4.14)%		(21.01	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Small Company Growth Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$10.96		$13.29		$13.77		$16.51		$20.55
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.04)		(0.10)		0.01		(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss)	0.16		2.93		(0.05)		(1.52)		(2.06)
Total from Investment Operations	0.12		2.83		(0.04)		(1.55)		(2.09)
Distributions from and/or in Excess of:
Net Realized Gain	(1.39)		(5.16)		(0.44)		(1.19)		(1.95)
Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)
Net Asset Value, End of Period	$9.69		$10.96		$13.29		$13.77		$16.51
Total Return(4)	0.38%		22.08%		(0.28)%		(9.52)%		(9.63)%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$110,919		$129,126		$361,586		$660,134		$671,885
Ratio of Expenses to Average Net Assets(8)	0.92	%(5)	0.92	%(5)	0.95	%(5)(6)	0.98	%(5)	0.97	%(5)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.92	%(5)	0.92	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	(0.36	)%(5)	(0.71	)%(5)	0.08	%(5)	(0.21	)%(5)	(0.17	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	79%		97%		51%		42%		53%
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.11%		1.09%		1.03%		0.99%		0.98%
Net Investment Loss to Average Net Assets	(0.55)%		(0.88)%		(0.00	)%(7)	(0.22)%		(0.18)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2016, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.93% for Class IS shares. Prior to July 1, 2016, the maximum ratio was 0.98% for Class IS shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Small Company Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS. The Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$—	$2,245	$—	$2,245
Biotechnology	2,531	—	—	2,531
Construction Materials	2,777	—	—	2,777
Diversified Consumer Services	3,103	—	—	3,103
Health Care Equipment & Supplies	11,002	—	—	11,002
Health Care Providers & Services	18,245	—	—	18,245
Health Care Technology	16,507	—	—	16,507
Hotels, Restaurants & Leisure	2,766	—	—	2,766
Information Technology Services	32,924	—	—	32,924
Insurance	3,067	—	—	3,067
Interactive Media & Services	8,054	—	—	8,054
Internet & Direct Marketing Retail	14,465	—	—	14,465
Life Sciences Tools & Services	2,360	—	—	2,360
Pharmaceuticals	2,010	—	—	2,010
Professional Services	8,428	—	—	8,428
Real Estate Management & Development	2,700	—	—	2,700
Software	41,834	3,530	—	45,364
Specialty Retail	4,372	—	—	4,372
Textiles, Apparel & Luxury Goods	—	3,321	—	3,321
Thrifts & Mortgage Finance	5,345	—	—	5,345
Trading Companies & Distributors	2,957	—	—	2,957
Total Common Stocks	185,447	9,096	—	194,543
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Preferred Stocks
Health Care Technology	$—	$—	$8,271	$8,271
Software	—	3,343	2,879	6,222
Total Preferred Stocks	—	3,343	11,150	14,493
Call Option Purchased	—	160	—	160
Short-Term Investments
Investment Company	26,481	—	—	26,481
Repurchase Agreements	—	5,924	—	5,924
Total Short-Term Investments	26,481	5,924	—	32,405
Total Assets	$211,928	$18,523	$11,150	$241,601

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$17,828
Purchases	—
Sales	(3,428)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	(10,559)
Change in unrealized appreciation (depreciation)	7,715
Realized gains (losses)	(406)
Ending Balance	$11,150
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2018	$3,004

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2018.

	Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input††
Preferred Stocks	$11,150	Discounted Cash Flow	Weighted Average Cost of Capital	15.5%–19.5%/17.02%	Decrease
			Perpetual Growth Rate	3.0%–4.0%/3.50%	Increase
		Market Comparable Companies	Enterprise Value/Revenue	0.7x–9.7x/7.07x	Increase
			Discount for Lack of Marketability	20.00%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	2.3x–4.9x/3.30x	Increase

†† Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2018:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$160	(a)

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2018 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(832	)(b)

(b) Amounts are included in Investments Sold in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(1	)(c)

(c) Amounts are included in Investments in the Statement of Operations.

At December 31, 2018, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(d) (000)		Liabilities(d) (000)
Purchased Options	$160	(a)	$—

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(e) (000)	Net Amount (not less than $0) (000)
Royal Bank of Scotland	160	(a)	$—	$(160)	$0

(a) Amounts are included in Investments in Securities in the Statement of Assets and Liabilities.

(e) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2018, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	238,881,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2018:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$53,519	(f)	$—	$(53,519	)(g)(h)	$0

(f) Represents market value of loaned securities at year end.

(g) The Fund received cash collateral of approximately $32,036,000, of which approximately $31,840,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2018, there was uninvested cash of approximately $196,000, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $22,249,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(h) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2018:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$32,036	$—	$—	$—	$32,036
Total Borrowings	$32,036	$—	$—	$—	$32,036
Gross amount of recognized liabilities for securities lending transactions					$32,036

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

8.  Redemption Fees: The Fund will assess a 2% redemption fee on Class I shares, Class A shares, Class L shares, Class C shares and Class IS shares, which is paid directly
25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. These fees, if any, are included in the Statements of Changes in Net Assets.

9.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

11.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $500 million	Next $500 million	Over $2 billion
0.92%	0.85%	0.80%	0.75%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares and 0.93% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $505,000 of advisory fees were waived and approximately $7,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $211,748,000 and $341,796,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $20,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$38,053	$193,893	$205,465	$176
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$26,481

During the year ended December 31, 2018, the Fund incurred approximately $1,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund engaged in cross-trade sales of approximately $4,502,000, which resulted in net realized gains of approximately $1,669,000.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,040	$18,960	$27,098	$109,125

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(7,162)	$7,162

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$201

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 52.9%.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Small Company Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Small Company Growth Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 3.3% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $18,960,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $318,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds(2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

36

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFISCGANN
2398617 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

US Core Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	11
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Federal Tax Notice	21
Privacy Notice	22
Director and Officer Information	25

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in US Core Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

US Core Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
US Core Portfolio Class I	$1,000.00	$892.90	$1,021.22	$3.77	$4.02	0.79%
US Core Portfolio Class A	1,000.00	890.10	1,019.41	5.48	5.85	1.15
US Core Portfolio Class C	1,000.00	887.80	1,015.63	9.04	9.65	1.90
US Core Portfolio Class IS	1,000.00	892.50	1,021.42	3.58	3.82	0.75

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

US Core Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –11.00%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the S&P 500® Index (the "Index"), which returned –4.38%.

Factors Affecting Performance

•  The volatility of relative performance of style and sectors has been extreme in 2018. Growth rocketed until late summer and then got crushed thereafter. Defensives were very out-of-favor while growth worked, and then they were the big winners thereafter. While from a strategic perspective, the team made many of the right calls about these extremes reverting, the speed of these swings was difficult to navigate from a portfolio implementation perspective, at least initially. Our models have an imbedded lag before adjusting factor weightings. This allows us to confirm persistence for a potential style rotation. The lag resulted in a gap in performance relative to the benchmark. However, though a painful year on both an absolute and relative basis, we are seeing signs as we enter 2019 that our models have begun to lock in what is working.

•  Early in the year, through the first correction in February, the Fund outperformed the S&P 500® Index benchmark. The portfolio was overweight growth stocks, but the market's subsequent recovery was led by an extremely narrow group of mega-cap growth stocks, mostly the "FAANGs" (Facebook, Apple, Amazon, Netflix and Google). In spite of some exposure to those names, the portfolio was underweight versus a broader universe of growth exposures. Although that was correct positioning from a risk perspective, the lack of mega-cap tech exposure negatively impacted performance.

•  By late summer, our quantitative models were signaling that the conditions underlying the significant outperformance of this group of mega-cap tech stocks, specifically that they were expensive and crowded — a dangerous combination, were setting up for a painful unwind. We further reduced exposure to technology, and this was a correct decision, as mega-cap tech stocks sold off significantly in the fourth quarter.

•  At the time when momentum growth stocks were expensive, both bond proxy stocks (high dividend-yielding) and value stocks were inexpensive and much unloved. The team made the decision to increase weightings in both areas.

•  From a bond proxy perspective, the fact that this group was so inexpensive, while the momentum bucket was expensive, was a warning sign for a more defensive positioning to the Fund. There was too much euphoria for "hot" stocks. The team therefore increased exposure to both consumer staples and defensive health care names. This was another accurate call, as the market started to correct and the bond proxy stocks began to outperform.

•  While increasing consumer staples was a decision that positively contributed to performance, the choice to not add uber-defensive positions in either utilities or telecommunications detracted. Traditionally, the team is not buyers of these sectors because they generally do not produce long-term winning stocks, which the team seeks to own. But with utilities being the best performing sector over the fourth quarter, the decision was very costly from a short-term performance perspective.

•  In addition, the overreaction of financials and energy to recessionary fears made these value areas look attractive and we added to them. But increasing financials and energy negatively impacted performance in the reporting period. However, these areas have started to improve as recessionary fears have receded.

•  Within stock selection, the largest detractors for the period were a financial services company, an international alcoholic beverage company impacted by potential for industry slowdown, a social media company, an industrial manufacturer that was impacted by trade concerns and a global investment bank. (These companies are all U.S.-based.)

•  The Fund benefited the most from stock positions in a global payments and technology company, a leader in cloud infrastructure and digital workspace technology, a coffee company, a medical products manufacturer specializing in the dental industry, and a health care company specializing in

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

US Core Portfolio

inflammatory disorders and oncology. (These companies are all U.S.-based.)

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The Stock Selection Engine begins its work once the desired factor positioning is understood. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform.

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–11.00%	—	—	4.48%
Fund — Class A Shares w/o sales charges(4)	–11.35	—	—	4.06
Fund — Class A Shares with maximum 5.25% sales charges(4)	–16.03	—	—	1.94
Fund — Class C Shares w/o sales charges(4)	–11.94	—	—	3.32
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–12.81	—	—	3.32
Fund — Class IS Shares w/o sales charges(4)	–11.04	—	—	4.48
S&P 500® Index	–4.38	—	—	9.26
Lipper Large-Cap Core Funds Index	–5.13	—	—	8.76

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

US Core Portfolio

	Shares	Value (000)
Common Stocks (98.8%)
Aerospace & Defense (3.6%)
Northrop Grumman Corp.	1,605	$393
Banks (5.8%)
JPMorgan Chase & Co.	6,450	630
Beverages (8.8%)
Constellation Brands, Inc., Class A	3,209	516
Monster Beverage Corp. (a)	9,094	448
		964
Biotechnology (4.2%)
Amgen, Inc.	2,351	458
Capital Markets (6.0%)
Ameriprise Financial, Inc.	1,997	209
Goldman Sachs Group, Inc. (The)	2,683	448
		657
Chemicals (0.4%)
International Flavors & Fragrances, Inc.	340	46
Electrical Equipment (0.8%)
Emerson Electric Co.	1,495	89
Energy Equipment & Services (2.1%)
National Oilwell Varco, Inc.	9,038	232
Health Care Equipment & Supplies (5.6%)
Danaher Corp.	5,943	613
Health Care Providers & Services (8.0%)
Cigna Corp. (a)	3,082	585
CVS Health Corp.	4,413	289
		874
Hotels, Restaurants & Leisure (7.8%)
McDonald's Corp.	2,171	386
Starbucks Corp.	7,243	466
		852
Information Technology Services (8.1%)
Mastercard, Inc., Class A	4,712	889
Interactive Media & Services (2.8%)
Alphabet, Inc., Class A (a)	288	301
Machinery (3.5%)
Illinois Tool Works, Inc.	2,986	378
Media (0.6%)
Comcast Corp., Class A	1,915	65
Multi-Line Retail (1.5%)
Target Corp.	2,515	166
Oil, Gas & Consumable Fuels (6.7%)
Diamondback Energy, Inc.	3,135	291
Royal Dutch Shell PLC ADR (United Kingdom)	7,626	444
		735
Personal Products (6.6%)
Estee Lauder Cos., Inc. (The), Class A	5,566	724
	Shares	Value (000)
Software (10.7%)
Microsoft Corp.	7,944	$807
VMware, Inc., Class A	2,648	363
		1,170
Tech Hardware, Storage & Peripherals (5.2%)
Apple, Inc.	3,624	572
Total Common Stocks (Cost $10,090)		10,808
Short-Term Investment (3.1%)
Investment Company (3.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $341)	341,324	341
Total Investments (101.9%) (Cost $10,431) (b)		11,149
Liabilities in Excess of Other Assets (–1.9%)		(210)
Net Assets (100.0%)		$10,939

(a)  Non-income producing security.

(b)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $10,435,000. The aggregate gross unrealized appreciation is approximately $1,388,000 and the aggregate gross unrealized depreciation is approximately $674,000, resulting in net unrealized appreciation of approximately $714,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	22.1%
Software	10.5
Beverages	8.7
Information Technology Services	8.0
Health Care Providers & Services	7.8
Hotels, Restaurants & Leisure	7.6
Oil, Gas & Consumable Fuels	6.6
Personal Products	6.5
Capital Markets	5.9
Banks	5.7
Health Care Equipment & Supplies	5.5
Tech Hardware, Storage & Peripherals	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

US Core Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $10,090)	$10,808
Investment in Security of Affiliated Issuer, at Value (Cost $341)	341
Total Investments in Securities, at Value (Cost $10,431)	11,149
Cash	71
Receivable for Fund Shares Sold	58
Due from Adviser	38
Dividends Receivable	5
Receivable from Affiliate	—	@
Other Assets	22
Total Assets	11,343
Liabilities:
Payable for Fund Shares Redeemed	332
Payable for Professional Fees	59
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	1
Payable for Custodian Fees	1
Payable for Administration Fees	1
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Other Liabilities	7
Total Liabilities	404
Net Assets	$10,939
Net Assets Consist of:
Paid-in-Capital	$10,281
Total Distributable Earnings	658
Net Assets	$10,939
CLASS I:
Net Assets	$7,532
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	691,875
Net Asset Value, Offering and Redemption Price Per Share	$10.89
CLASS A:
Net Assets	$1,833
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	168,687
Net Asset Value, Redemption Price Per Share	$10.86
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.60
Maximum Offering Price Per Share	$11.46
CLASS C:
Net Assets	$1,563
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	146,084
Net Asset Value, Offering and Redemption Price Per Share	$10.70
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.88

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

US Core Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$210
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	212
Expenses:
Professional Fees	109
Advisory Fees (Note B)	76
Registration Fees	56
Shareholder Services Fees — Class A (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	18
Shareholder Reporting Fees	13
Administration Fees (Note C)	10
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Custodian Fees (Note F)	6
Sub Transfer Agency Fees — Class I	2
Sub Transfer Agency Fees — Class A	1
Sub Transfer Agency Fees — Class C	1
Directors' Fees and Expenses	2
Pricing Fees	2
Other Expenses	12
Total Expenses	323
Expenses Reimbursed by Adviser (Note B)	(117)
Waiver of Advisory Fees (Note B)	(76)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	128
Net Investment Income	84
Realized Gain:
Investments Sold	298
Change in Unrealized Appreciation (Depreciation):
Investments	(1,769)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,471)
Net Decrease in Net Assets Resulting from Operations	$(1,387)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

US Core Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$84	$53
Net Realized Gain (Loss)	298	(195)
Net Change in Unrealized Appreciation (Depreciation)	(1,769)	2,139
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,387)	1,997
Dividends and Distributions to Shareholders:
Class I	(115)	(34)*
Class A	(20)	(1)*
Class C	(16)	—
Class IS	(— @)	(— @)*
Paid-in-Capital:
Class I	—	(9)
Class A	—	(2)
Class C	—	—
Class IS	—	(— @)
Total Dividends and Distributions to Shareholders	(151)	(46)
Capital Share Transactions:(1)
Class I:
Subscribed	1,070	408
Distributions Reinvested	34	13
Redeemed	(1,470)	(173)
Class A:
Subscribed	503	437
Distributions Reinvested	19	3
Redeemed	(315)	(253)
Class C:
Subscribed	227	254
Distributions Reinvested	16	—
Redeemed	(289)	(65)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(205)	624
Total Increase (Decrease) in Net Assets	(1,743)	2,575
Net Assets:
Beginning of Period	12,682	10,107
End of Period	$10,939	$12,682 †

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

US Core Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	88	37
Shares Issued on Distributions Reinvested	3	1
Shares Redeemed	(122)	(15)
Net Increase (Decrease) in Class I Shares Outstanding	(31)	23
Class A:
Shares Subscribed	41	39
Shares Issued on Distributions Reinvested	2	— @@
Shares Redeemed	(26)	(22)
Net Increase in Class A Shares Outstanding	17	17
Class C:
Shares Subscribed	20	23
Shares Issued on Distributions Reinvested	1	—
Shares Redeemed	(24)	(6)
Net Increase (Decrease) in Class C Shares Outstanding	(3)	17

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(34)
Class A:
Net Investment Income		$(1)
Class IS:
Net Investment Income	$	(— @)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(34).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

US Core Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.11		0.08		0.07
Net Realized and Unrealized Gain (Loss)	(1.47)		1.94		0.48
Total from Investment Operations	(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		(0.05)		(0.10)
Net Realized Gain	(0.11)		—		—
Paid-in-Capital	—		(0.01)		—
Total Distributions	(0.16)		(0.06)		(0.10)
Net Asset Value, End of Period	$10.89		$12.41		$10.45
Total Return(3)	(11.00)%		19.33%		5.50	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,532		$8,965		$7,314
Ratio of Expenses to Average Net Assets(8)	0.80	%(4)	0.78	%(4)	0.77	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.86	%(4)	0.68	%(4)	1.12	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	60%		57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.31%		2.78%		3.62	%(7)
Net Investment Loss to Average Net Assets	(0.65)%		(1.32)%		(1.73	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

US Core Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.38		$10.44		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.07		0.04		0.04
Net Realized and Unrealized Gain (Loss)	(1.47)		1.92		0.49
Total from Investment Operations	(1.40)		1.96		0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.01)		(0.09)
Net Realized Gain	(0.11)		—		—
Paid-in-Capital	—		(0.01)		—
Total Distributions	(0.12)		(0.02)		(0.09)
Net Asset Value, End of Period	$10.86		$12.38		$10.44
Total Return(3)	(11.35)%		18.80%		5.30	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,833		$1,874		$1,406
Ratio of Expenses to Average Net Assets(8)	1.15	%(4)	1.15	%(4)	1.15	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.55	%(4)	0.31	%(4)	0.66	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	60%		57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.68%		3.23%		4.12	%(7)
Net Investment Loss to Average Net Assets	(0.98)%		(1.77)%		(2.31	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

US Core Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.28		$10.41		$10.00
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.05)		(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	(1.44)		1.92		0.48
Total from Investment Operations	(1.47)		1.87		0.48
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.07)
Net Realized Gain	(0.11)		—		—
Total Distributions	(0.11)		—		(0.07)
Net Asset Value, End of Period	$10.70		$12.28		$10.41
Total Return(4)	(11.94)%		17.96%		4.79	%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,563		$1,831		$1,377
Ratio of Expenses to Average Net Assets(9)	1.90	%(5)	1.90	%(5)	1.90	%(5)(8)
Ratio of Net Investment Loss to Average Net Assets(9)	(0.22	)%(5)	(0.43	)%(5)	(0.05	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)(8)
Portfolio Turnover Rate	60%		57%		28	%(7)
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.44%		3.94%		4.99	%(8)
Net Investment Loss to Average Net Assets	(1.76)%		(2.47)%		(3.14	)%(8)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

US Core Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.41		$10.45		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.12		0.08		0.07
Net Realized and Unrealized Gain (Loss)	(1.48)		1.94		0.48
Total from Investment Operations	(1.36)		2.02		0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.01)		(0.10)
Net Realized Gain	(0.11)		—		—
Paid-in-Capital	—		(0.05)		—
Total Distributions	(0.17)		(0.06)		(0.10)
Net Asset Value, End of Period	$10.88		$12.41		$10.45
Total Return(3)	(11.04)%		19.37%		5.52	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$12		$10
Ratio of Expenses to Average Net Assets(8)	0.75	%(4)	0.75	%(4)	0.75	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	0.92	%(4)	0.71	%(4)	1.17	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	60%		57%		28	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	16.44%		19.96%		19.22	%(7)
Net Investment Loss to Average Net Assets	(14.77)%		(18.50)%		(17.30	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the US Core Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good

15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$393	$—	$—	$393
Banks	630	—	—	630
Beverages	964	—	—	964
Biotechnology	458	—	—	458
Capital Markets	657	—	—	657
Chemicals	46	—	—	46
Electrical Equipment	89	—	—	89
Energy Equipment & Services	232	—	—	232
Health Care Equipment & Supplies	613	—	—	613
Health Care Providers & Services	874	—	—	874
Hotels, Restaurants & Leisure	852	—	—	852
Information Technology Services	889	—	—	889
Interactive Media & Services	301	—	—	301
Machinery	378	—	—	378
Media	65	—	—	65
Multi-Line Retail	166	—	—	166
Oil, Gas & Consumable Fuels	735	—	—	735
Personal Products	724	—	—	724
Software	1,170	—	—	1,170
Tech Hardware, Storage & Peripherals	572	—	—	572
Total Common Stocks	10,808	—	—	10,808
Short-Term Investment
Investment Company	341	—	—	341
Total Assets	$11,149	$—	$—	$11,149

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.60%	0.55%	0.50%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.90% for Class C shares and 0.75% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $76,000 of advisory fees were waived and approximately $119,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act.

Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $7,534,000 and $7,750,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$179	$2,393	$2,231	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$341

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the three-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$40	$111	$35	$11

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a dividend redesignation, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(1)	$1

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$41	$—

During the year ended December 31, 2018, the Fund utilized capital loss carryforwards for U. S. federal income tax purposes of approximately $249,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2018, the Fund intends to defer to January 1, 2019 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$67

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 49.1%.

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
US Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of US Core Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of US Core Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 100.0% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $111,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $40,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

29

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSCPANN

2403519 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

U.S. Real Estate Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Federal Tax Notice	28
Privacy Notice	29
Director and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in U.S. Real Estate Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$915.60	$1,020.72	$4.30	$4.53	0.89%
U.S. Real Estate Portfolio Class A	1,000.00	914.90	1,019.36	5.60	5.90	1.16
U.S. Real Estate Portfolio Class L	1,000.00	912.30	1,016.53	8.29	8.74	1.72
U.S. Real Estate Portfolio Class C	1,000.00	910.80	1,015.12	9.63	10.16	2.00
U.S. Real Estate Portfolio Class IS	1,000.00	916.10	1,021.02	4.01	4.23	0.83
U.S. Real Estate Portfolio Class IR	1,000.00	916.00	1,020.97	4.06	4.28	0.84

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –8.44%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned –4.62%, and underperformed the S&P 500® Index, which returned –4.38%.

Factors Affecting Performance

•  The REIT market declined 4.62% in the 12-month period ending December 31, 2018, as measured by the Index. There was significant volatility over the period. REITs experienced a sell-off in the first quarter on rising interest rates, but recovered in the second quarter on the emergence of several REIT take-private announcements aggregating nearly $30 billion.(i) The REIT sector then experienced a sell-off in the fourth quarter, which coincided with the sell-off in the broader equity market driven by a variety of macro concerns including a prospective economic slowdown, impact of higher interest rates and U.S.-Sino trade tension. It is notable that the 10-year U.S. Treasury bond yield fell to 2.7% after starting the fourth quarter above 3.0%. However, this movement was unable to support REIT share prices in most sectors, aside from those being viewed as defensive.

•  Within real estate, there exists an enormous disparity in relative valuations among market segments with significant negative sentiment and share price weakness towards key market segments resulting in very wide discounts to net asset values (NAVs), which included NYC office, high-quality retail and central business district (CBD) office and hotels, while market segments trading at premiums due to being viewed as defensive (e.g., health care and net lease assets) experienced share gains for the period.

•  Among the major sectors, the apartment sector outperformed the Index, while the office and retail sectors underperformed. The apartment sector outperformed the Index as it appeared to be viewed as a more defensive sector in a negative environment. The retail sector lagged as both the shopping centers and malls underperformed in the period. In the office sector, both the primary CBD and secondary CBD/suburban REITs underperformed the Index. The health care REITs outperformed the Index for the full year, posting positive returns. The strength appeared to be due to an investor perception that it serves as a more defensive sector in a weaker economic environment, despite the companies facing supply challenges in the senior housing business. The net lease sector also outperformed due to being viewed as more defensive. The data center sector underperformed the Index as its performance appeared to be negatively impacted by the weakness in technology stocks in the latter part of the year. The hotel sector underperformed as investors' expectations for a weakening economy in the latter part of the year weighed significantly on the stocks.

•  The Fund underperformed the Index for the period due to top-down sector allocation. From a bottom-up perspective, the Fund achieved favorable stock selection in the diversified, hotel and shopping center sectors; this was partially offset by less favorable stock selection in the primary CBD office and health care sectors. From a top-down perspective, the underweight to the data center and diversified sectors contributed to relative performance. This was more than offset by the overweight to the primary CBD office sector, which is facing significant negative investor sentiment, and the underweight to the net lease and health care sectors, which benefited from investor preference for sectors viewed as defensive.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Fund to a group of companies that are focused in the ownership of NYC office assets as well as high-quality retail and CBD office assets and a number of out-of-favor

(i)  Source: Morgan Stanley Investment Management as of December 31, 2018

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

companies, and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

•  Our outlook for the REIT market is based on two key factors: private market pricing for underlying real estate assets and public market pricing for the securities. The overall REIT market ended the year trading at a 5% discount to NAVs; however, there exists an enormous disparity in valuations among the sectors with various segments trading at significant discounted valuations.(i) We see the most attractive value in the owners of NYC office assets. We also see attractive value in high-quality retail, CBD office, hotel and apartment stocks. These companies provide exposure to high-quality core assets at significant discounted valuations.

(i)  Source: Morgan Stanley Investment Management as of December 31, 2018

*  Minimum Investment for Class I shares

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, L, C, IS and IR shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (if applicable).

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

Performance Compared to the FTSE Nareit Equity REITs Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Average(3)

	Period Ended December 31, 2018 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(11)
Fund — Class I Shares w/o sales charges(5)	–8.44%	6.20%	11.08%	11.00%
Fund — Class A Shares w/o sales charges(6)	–8.71	5.87	10.76	10.17
Fund — Class A Shares with maximum 5.25% sales charges(6)	–13.52	4.73	10.17	9.91
Fund — Class L Shares w/o sales charges(7)	–9.16	5.32	—	6.22
Fund — Class C Shares w/o sales charges(9)	–9.47	—	—	0.11
Fund — Class C Shares with maximum 1.00% deferred sales charges(9)	–10.18	—	—	0.11
Fund — Class IS Shares w/o sales charges(8)	–8.36	6.28	—	5.97
Fund — Class IR Shares w/o sales charges(10)	—	—	—	–5.73
FTSE Nareit Equity REITs Index	–4.62	7.90	12.12	10.09
S&P 500® Index	–4.38	8.49	13.12	9.17
Lipper Real Estate Funds Average	–6.16	6.77	11.55	10.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for period less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE Nareit Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Fund is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  Commenced offering on November 11, 2011.

(8)  Commenced offering on September 13, 2013.

(9)  Commenced offering on April 30, 2015.

(10)  Commenced offering on June 15, 2018.

(11)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Apartments (15.1%)
American Campus Communities, Inc. REIT	51,320	$2,124
Apartment Investment & Management Co., Class A REIT	40,790	1,790
AvalonBay Communities, Inc. REIT	64,936	11,302
Camden Property Trust REIT	55,383	4,877
Equity Residential REIT	123,881	8,177
Essex Property Trust, Inc. REIT	14,553	3,569
Mid-America Apartment Communities, Inc. REIT	30,662	2,934
UDR, Inc. REIT	49,771	1,972
		36,745
Data Centers (2.7%)
Digital Realty Trust, Inc. REIT	35,730	3,807
QTS Realty Trust, Inc., Class A REIT	75,195	2,786
		6,593
Diversified (4.8%)
JBG SMITH Properties REIT	48,914	1,703
Lexington Realty Trust REIT	96,250	790
Vornado Realty Trust REIT	148,204	9,193
		11,686
Health Care (6.4%)
HCP, Inc. REIT	49,087	1,371
Healthcare Realty Trust, Inc. REIT	220,824	6,280
Healthcare Trust of America, Inc., Class A REIT	73,574	1,862
Ventas, Inc. REIT	47,199	2,766
Welltower, Inc. REIT	49,559	3,440
		15,719
Industrial (5.7%)
Duke Realty Corp. REIT	24,185	626
Exeter Industrial Value Fund, LP (a)(b)(c)(d)	7,905,000	552
ProLogis, Inc. REIT	215,859	12,675
		13,853
Lodging/Resorts (9.7%)
Chesapeake Lodging Trust REIT	120,524	2,935
DiamondRock Hospitality Co. REIT	217,758	1,977
Host Hotels & Resorts, Inc. REIT	696,598	11,612
RLJ Lodging Trust REIT	341,413	5,599
Sunstone Hotel Investors, Inc. REIT	124,620	1,622
		23,745
Office (25.1%)
Alexandria Real Estate Equities, Inc. REIT	22,697	2,615
Boston Properties, Inc. REIT	140,473	15,810
Brandywine Realty Trust REIT	122,761	1,580
Columbia Property Trust, Inc. REIT	169,346	3,277
Corporate Office Properties Trust REIT	57,356	1,206
Cousins Properties, Inc. REIT	168,205	1,329
Empire State Realty Trust, Inc., Class A REIT	59,900	852
Hudson Pacific Properties, Inc. REIT	145,964	4,242
Kilroy Realty Corp. REIT	25,075	1,577
Mack-Cali Realty Corp. REIT	187,843	3,680
	Shares	Value (000)
Paramount Group, Inc. REIT	460,747	$5,787
SL Green Realty Corp. REIT	231,181	18,282
Tier REIT, Inc. REIT	54,634	1,127
		61,364
Regional Malls (14.2%)
Macerich Co. (The) REIT	218,268	9,446
Simon Property Group, Inc. REIT	150,157	25,225
		34,671
Self Storage (5.0%)
CubeSmart REIT	121,589	3,489
Extra Space Storage, Inc. REIT	26,010	2,353
Life Storage, Inc. REIT	12,799	1,190
Public Storage REIT	25,309	5,123
		12,155
Shopping Centers (6.6%)
Brixmor Property Group, Inc. REIT	442,006	6,493
Kimco Realty Corp. REIT	56,687	830
Regency Centers Corp. REIT	148,006	8,685
		16,008
Single Family Homes (3.3%)
American Homes 4 Rent, Class A REIT	231,256	4,591
Invitation Homes, Inc. REIT	178,942	3,593
		8,184
Specialty (1.1%)
Gaming and Leisure Properties, Inc. REIT	83,575	2,700
Total Investments (99.7%) (Cost $213,371) (e)		243,423
Other Assets in Excess of Liabilities (0.3%)		651
Net Assets (100.0%)		$244,074

(a)  At December 31, 2018, the Fund held a fair valued security valued at $552,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

(b)  Security has been deemed illiquid at December 31, 2018.

(c)  Non-income producing security.

(d)  Restricted security valued at fair value and not registered under the Securities Act of 1933. Exeter Industrial Value Fund, LP was acquired between 11/07 — 4/11 and has a current cost basis of approximately $0. At December 31, 2018, this security had an aggregate market value of approximately $552,000, representing 0.2% of net assets.

(e)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $217,227,000. The aggregate gross unrealized appreciation is approximately $42,192,000 and the aggregate gross unrealized depreciation is approximately $15,996,000, resulting in net unrealized appreciation of approximately $26,196,000.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Office	25.2%
Apartments	15.1
Regional Malls	14.2
Other*	12.0
Lodging/Resorts	9.7
Shopping Centers	6.6
Health Care	6.5
Industrial	5.7
Self Storage	5.0
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $213,371)	$243,423
Receivable for Investments Sold	1,412
Dividends Receivable	1,336
Receivable for Fund Shares Sold	483
Receivable from Affiliate	2
Other Assets	84
Total Assets	246,740
Liabilities:
Payable for Fund Shares Redeemed	1,642
Payable for Advisory Fees	428
Payable for Investments Purchased	240
Bank Overdraft	106
Payable for Sub Transfer Agency Fees — Class I	55
Payable for Sub Transfer Agency Fees — Class A	5
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Professional Fees	50
Payable for Directors' Fees and Expenses	36
Payable for Transfer Agency Fees — Class I	9
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	9
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Administration Fees	19
Payable for Shareholder Services Fees — Class A	8
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Custodian Fees	7
Other Liabilities	45
Total Liabilities	2,666
Net Assets	$244,074
Net Assets Consist of:
Paid-in-Capital	$209,994
Total Distributable Earnings	34,080
Net Assets	$244,074

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

U.S. Real Estate Portfolio

Statement of Assets and Liabilities (cont'd)	December 31, 2018 (000)
CLASS I:
Net Assets	$177,690
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	16,425,217
Net Asset Value, Offering and Redemption Price Per Share	$10.82
CLASS A:
Net Assets	$34,459
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	3,321,161
Net Asset Value, Redemption Price Per Share	$10.38
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$10.96
CLASS L:
Net Assets	$2,057
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	198,474
Net Asset Value, Offering and Redemption Price Per Share	$10.37
CLASS C:
Net Assets	$338
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	32,762
Net Asset Value, Offering and Redemption Price Per Share	$10.31
CLASS IS:
Net Assets	$29,523
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	2,729,533
Net Asset Value, Offering and Redemption Price Per Share	$10.82
CLASS IR:
Net Assets	$7
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	678
Net Asset Value, Offering and Redemption Price Per Share	$10.82

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$12,325
Dividends from Security of Affiliated Issuer (Note G)	40
Total Investment Income	12,365
Expenses:
Advisory Fees (Note B)	2,864
Administration Fees (Note C)	302
Sub Transfer Agency Fees — Class I	203
Sub Transfer Agency Fees — Class A	43
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	— @
Shareholder Services Fees — Class A (Note D)	108
Distribution and Shareholder Services Fees — Class L (Note D)	19
Distribution and Shareholder Services Fees — Class C (Note D)	3
Professional Fees	118
Registration Fees	91
Transfer Agency Fees — Class I (Note E)	23
Transfer Agency Fees — Class A (Note E)	12
Transfer Agency Fees — Class L (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	28
Transfer Agency Fees — Class IR (Note E)	1
Shareholder Reporting Fees	56
Custodian Fees (Note F)	26
Directors' Fees and Expenses	15
Pricing Fees	4
Other Expenses	30
Expenses Before Non Operating Expenses	3,952
Bank Overdraft Expense	5
Total Expenses	3,957
Waiver of Advisory Fees (Note B)	(148)
Reimbursement of Class Specific Expenses — Class I (Note B)	(68)
Reimbursement of Class Specific Expenses — Class L (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(28)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(4)
Net Expenses	3,706
Net Investment Income	8,659
Realized Gain (Loss):
Investments Sold	69,053
Foreign Currency Translation	(— @)
Net Realized Gain	69,053
Change in Unrealized Appreciation (Depreciation):
Investments	(115,506)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(115,506)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(46,453)
Net Decrease in Net Assets Resulting from Operations	$(37,794)

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$8,659	$15,026
Net Realized Gain	69,053	87,966
Net Change in Unrealized Appreciation (Depreciation)	(115,506)	(85,277)
Net Increase (Decrease) in Net Assets Resulting from Operations	(37,794)	17,715
Dividends and Distributions to Shareholders:
Class I	(53,011)	(51,233)*
Class A	(9,885)	(8,565)*
Class L	(588)	(407)*
Class C	(65)	(67)*
Class IS	(9,183)	(28,635)*
Class IR	(2)	—
Total Dividends and Distributions to Shareholders	(72,734)	(88,907)
Capital Share Transactions:(1)
Class I:
Subscribed	35,741	45,913
Distributions Reinvested	52,679	50,421
Redeemed	(167,839)	(218,674)
Class A:
Subscribed	3,936	7,511
Distributions Reinvested	9,810	8,510
Redeemed	(21,113)	(29,361)
Class L:
Exchanged	— @	—
Distributions Reinvested	582	401
Redeemed	(487)	(738)
Class C:
Subscribed	146	179
Distributions Reinvested	63	66
Redeemed	(258)	(131)
Class IS:
Subscribed	24,616	83,171
Distributions Reinvested	8,461	6,283
Redeemed	(178,831)	(65,710)
Class IR:
Subscribed	10 (a)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(232,484)	(112,159)
Total Decrease in Net Assets	(343,012)	(183,351)
Net Assets:
Beginning of Period	587,086	770,437
End of Period	$244,074	$587,086 †

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

U.S. Real Estate Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,593	2,733
Shares Issued on Distributions Reinvested	4,178	3,289
Shares Redeemed	(12,108)	(13,016)
Net Decrease in Class I Shares Outstanding	(5,337)	(6,994)
Class A:
Shares Subscribed	289	457
Shares Issued on Distributions Reinvested	810	574
Shares Redeemed	(1,549)	(1,805)
Net Decrease in Class A Shares Outstanding	(450)	(774)
Class L:
Shares Exchanged	— @@	—
Shares Issued on Distributions Reinvested	48	28
Shares Redeemed	(39)	(46)
Net Increase (Decrease) in Class L Shares Outstanding	9	(18)
Class C:
Shares Subscribed	13	11
Shares Issued on Distributions Reinvested	5	4
Shares Redeemed	(18)	(8)
Net Increase (Decrease) in Class C Shares Outstanding	(— @@)	7
Class IS:
Shares Subscribed	1,731	5,043
Shares Issued on Distributions Reinvested	668	410
Shares Redeemed	(12,564)	(3,914)
Net Increase (Decrease) in Class IS Shares Outstanding	(10,165)	1,539
Class IR:
Shares Subscribed	1 (a)	—

(a)  For the period June 15, 2018 through December 31, 2018.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Dividends and Distributions to Shareholders for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income	$(6,074)
Net Realized Gain	$(45,159)
Class A:
Net Investment Income	$(767)
Net Realized Gain	$(7,798)
Class L:
Net Investment Income	$(21)
Net Realized Gain	$(386)
Class C:
Net Investment Income	$(2)
Net Realized Gain	$(65)
Class IS:
Net Investment Income	$(3,208)
Net Realized Gain	$(25,427)

†  Accumulated Undistributed Net Investment Income for the year ended December 31, 2017 was $4,593.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$15.24		$17.21		$17.86		$20.48		$16.55
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.34		0.37		0.31		0.32		0.36
Net Realized and Unrealized Gain (Loss)	(1.33)		0.16		0.91		0.10		4.66
Total from Investment Operations	(0.99)		0.53		1.22		0.42		5.02
Distributions from and/or in Excess of:
Net Investment Income	(0.34)		(0.26)		(0.38)		(0.26)		(0.35)
Net Realized Gain	(3.09)		(2.24)		(1.49)		(2.78)		(0.74)
Total Distributions	(3.43)		(2.50)		(1.87)		(3.04)		(1.09)
Net Asset Value, End of Period	$10.82		$15.24		$17.21		$17.86		$20.48
Total Return(3)	(8.44)%		3.31%		6.79%		2.27%		30.74%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$177,690		$331,637		$494,967		$625,999		$948,311
Ratio of Expenses to Average Net Assets(7)	0.95	%(4)(5)	1.00	%(4)	1.00	%(4)	0.98	%(4)	0.95	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%(4)	1.00	%(4)	N/A		0.98	%(4)	0.94	%(4)
Ratio of Net Investment Income to Average Net Assets(7)	2.44	%(4)	2.19	%(4)	1.73	%(4)	1.61	%(4)	1.90	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		43%		24%		24%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.02%		1.02%		1.02%		N/A		N/A
Net Investment Income to Average Net Assets	2.37%		2.17%		1.71%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.90% for Class I shares. Prior to July 1, 2018, the maximum ratio was 1.00% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.76		$16.74		$17.42		$20.04		$16.21
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.29		0.31		0.24		0.28		0.29
Net Realized and Unrealized Gain (Loss)	(1.28)		0.15		0.89		0.08		4.56
Total from Investment Operations	(0.99)		0.46		1.13		0.42		4.85
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.20)		(0.32)		(0.20)		(0.28)
Net Realized Gain	(3.09)		(2.24)		(1.49)		(2.78)		(0.74)
Total Distributions	(3.39)		(2.44)		(1.81)		(2.98)		(1.02)
Net Asset Value, End of Period	$10.38		$14.76		$16.74		$17.42		$20.04
Total Return(3)	(8.71)%		2.98%		6.47%		2.01%		30.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$34,459		$55,640		$76,082		$87,462		$107,441
Ratio of Expenses to Average Net Assets(7)	1.26	%(4)(5)	1.34	%(4)	1.29	%(4)	1.28	%(4)	1.31	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%(4)	1.34	%(4)	N/A		1.28	%(4)	1.30	%(4)
Ratio of Net Investment Income to Average Net Assets(7)	2.14	%(4)	1.87	%(4)	1.37	%(4)	1.43	%(4)	1.54	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		43%		24%		24%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.30%		N/A		1.30%		N/A		N/A
Net Investment Income to Average Net Assets	2.10%		N/A		1.36%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.25% for Class A shares. Prior to July 1, 2018, the maximum ratio was 1.35% for Class A shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class L
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$14.74		$16.73		$17.41		$20.03		$16.20
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.23		0.22		0.15		0.21		0.20
Net Realized and Unrealized Gain (Loss)	(1.28)		0.15		0.89		0.04		4.56
Total from Investment Operations	(1.05)		0.37		1.04		0.25		4.76
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.12)		(0.23)		(0.09)		(0.19)
Net Realized Gain	(3.09)		(2.24)		(1.49)		(2.78)		(0.74)
Total Distributions	(3.32)		(2.36)		(1.72)		(2.87)		(0.93)
Net Asset Value, End of Period	$10.37		$14.74		$16.73		$17.41		$20.03
Total Return(3)	(9.16)%		2.37%		5.91%		1.44%		29.68%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,057		$2,787		$3,471		$3,993		$4,919
Ratio of Expenses to Average Net Assets(7)	1.79	%(4)(5)	1.85	%(4)	1.84	%(4)	1.82	%(4)	1.79	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.79	%(4)	1.85	%(4)	N/A		1.81	%(4)	1.78	%(4)
Ratio of Net Investment Income to Average Net Assets(7)	1.71	%(4)	1.37	%(4)	0.84	%(4)	1.08	%(4)	1.06	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		43%		24%		24%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.84%		1.89%		1.84%		N/A		N/A
Net Investment Income to Average Net Assets	1.66%		1.33%		0.84%		N/A		N/A

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.75% for Class L shares. Prior to July 1, 2018, the maximum ratio was 1.85% for Class L shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class C
	Year Ended December 31,						Period from April 30, 2015(2) to
Selected Per Share Data and Ratios	2018		2017		2016(1)		December 31, 2015
Net Asset Value, Beginning of Period	$14.68		$16.67		$17.36		$19.73
Income (Loss) from Investment Operations:
Net Investment Income(3)	0.19		0.20		0.13		0.18
Net Realized and Unrealized Gain (Loss)	(1.29)		0.13		0.87		0.31
Total from Investment Operations	(1.10)		0.33		1.00		0.49
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.08)		(0.20)		(0.08)
Net Realized Gain	(3.09)		(2.24)		(1.49)		(2.78)
Total Distributions	(3.27)		(2.32)		(1.69)		(2.86)
Net Asset Value, End of Period	$10.31		$14.68		$16.67		$17.36
Total Return(4)	(9.47)%		2.14%		5.72%		2.70	%(8)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$338		$486		$427		$91
Ratio of Expenses to Average Net Assets(10)	2.05	%(5)(6)	2.10	%(5)	2.10	%(5)	2.10	%(5)(9)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	2.05	%(5)	2.10	%(5)	N/A		2.10	%(5)(9)
Ratio of Net Investment Income to Average Net Assets(10)	1.39	%(5)	1.21	%(5)	0.73	%(5)	1.44	%(5)(9)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)(9)
Portfolio Turnover Rate	39%		43%		24%		24%
(10) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.75%		2.46%		3.13%		5.89	%(9)
Net Investment Income (Loss) to Average Net Assets	0.69%		0.85%		(0.30)%		(2.35	)%(9)

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The Ratio of Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would be unchanged as the reimbursement of Custodian fees was offset against expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(6)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 2.00% for Class C shares. Prior to July 1, 2018, the maximum ratio was 2.10% for Class C shares.

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class IS
	Year Ended December 31,
Selected Per Share Data and Ratios	2018		2017		2016(1)		2015		2014
Net Asset Value, Beginning of Period	$15.24		$17.22		$17.86		$20.48		$16.55
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.28		0.39		0.33		0.36		0.38
Net Realized and Unrealized Gain (Loss)	(1.26)		0.14		0.92		0.08		4.65
Total from Investment Operations	(0.98)		0.53		1.25		0.44		5.03
Distributions from and/or in Excess of:
Net Investment Income	(0.35)		(0.27)		(0.40)		(0.28)		(0.36)
Net Realized Gain	(3.09)		(2.24)		(1.49)		(2.78)		(0.74)
Total Distributions	(3.44)		(2.51)		(1.89)		(3.06)		(1.10)
Net Asset Value, End of Period	$10.82		$15.24		$17.22		$17.86		$20.48
Total Return(3)	(8.36)%		3.32%		6.96%		2.36%		30.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$29,523		$196,536		$195,490		$141,670		$12
Ratio of Expenses to Average Net Assets(7)	0.91	%(4)(5)	0.93	%(4)	0.89	%(4)	0.90	%(4)	0.89	%(4)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.91	%(4)	0.93	%(4)	N/A		0.90	%(4)	0.88	%(4)
Ratio of Net Investment Income to Average Net Assets(7)	1.98	%(4)	2.33	%(4)	1.79	%(4)	1.81	%(4)	1.96	%(4)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	39%		43%		24%		24%		25%
(7) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.97%		N/A		0.90%		0.90%		20.21%
Net Investment Income (Loss) to Average Net Assets	1.92%		N/A		1.78%		1.81%		(17.36)%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class IS shares. The Ratio of Expenses to Average Net Assets would have been less than 0.005% higher and the Ratio of Net Investment Income to Average Net Assets would have been less than 0.005% lower had the Custodian not reimbursed the Fund.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IS shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IS shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

U.S. Real Estate Portfolio

	Class IR
Selected Per Share Data and Ratios	Period from June 15, 2018(1) to December 31, 2018
Net Asset Value, Beginning of Period	$14.74
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.43
Net Realized and Unrealized Loss	(0.98)
Total from Investment Operations	(0.55)
Distributions from and/or in Excess of:
Net Investment Income	(0.28)
Net Realized Gain	(3.09)
Total Distributions	(3.37)
Net Asset Value, End of Period	$10.82
Total Return(3)	(5.73	)%(7)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7
Ratio of Expenses to Average Net Assets(9)	0.84	%(4)(5)(8)
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%(4)(8)
Ratio of Net Investment Income to Average Net Assets(9)	4.23	%(4)(8)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(6)(8)
Portfolio Turnover Rate	39%
(9) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	19.12	%(8)
Net Investment Loss to Average Net Assets	(14.05	)%(8)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Effective July 1, 2018, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.83% for Class IR shares. Prior to July 1, 2018, the maximum ratio was 0.93% for Class IR shares.

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has a capital subscription commitment to an investee company for this same purpose, the details of which are disclosed in the Unfunded Commitments note.

The Fund offers six classes of shares — Class I, Class A, Class L, Class C, Class IS and Class IR. On April 30, 2015, the Fund suspended offering of Class L shares. Existing Class L shareholders may invest through reinvestment of dividends and distributions. On June 15, 2018, the Fund commenced offering Class IR shares.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Apartments	$36,745	$—	$—	$36,745
Data Centers	6,593	—	—	6,593
Diversified	11,686	—	—	11,686
Health Care	15,719	—	—	15,719
Industrial	13,301	—	552	13,853
Lodging/Resorts	23,745	—	—	23,745
Office	61,364	—	—	61,364
Regional Malls	34,671	—	—	34,671
Self Storage	12,155	—	—	12,155
Shopping Centers	16,008	—	—	16,008
Single Family Homes	8,184	—	—	8,184
Specialty	2,700	—	—	2,700
Total Common Stocks	242,871	—	552	243,423
Total Assets	$242,871	$—	$552	$243,423

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks (000)
Beginning Balance	$1,646
Purchases	—
Sales	(891)
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	1,401
Realized gains (losses)	(1,604)
Ending Balance	$552
Net change in unrealized depreciation from investments still held as of December 31, 2018	$(334)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018:

Fair Value at December 31, 2018 (000)	Valuation Technique	Unobservable Input
Common Stock	$552	Reported Capital balance,
adjustments for NAV practical
expedient; including,
adjustments for subsequent
Capital Calls, Return of Capital
and Significant Market Changes
between last Capital Statement
	and Valuation Date	Adjusted Capital Balance

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the Fund and Exeter Industrial Value Fund LP, the Fund has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2018, Exeter Industrial Value Fund LP has drawn down approximately $7,905,000, which represents 93.0% of the commitment.

5.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term

"restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Portfolio of Investments.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.80%	0.75%	0.70%

Effective July 1, 2018, the Fund's annual rate based on the daily net assets is as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 1.85% for Class L shares, 2.10% for Class C shares, 0.93% for Class IS shares and 0.93% for Class IR shares. Effective July 1, 2018, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that the total annual operating expenses will not exceed for 0.90% Class I shares, 1.25% for Class A shares, 1.75% for Class L shares, 2.00% for Class C shares, 0.83% for Class IS shares and 0.83% for Class IR shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $148,000 of advisory fees were waived and approximately $99,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $149,336,000 and $436,238,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,942	$90,742	$92,684	$40
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$—

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions for GAAP purposes due to short-term

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$9,631	$63,103	$10,843	$78,064

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at December 31, 2018:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$(18,017)	$18,017

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,333	$5,577

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 50.6%.

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
U.S. Real Estate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of U.S. Real Estate Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders, 0.2% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $63,103,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $3,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

30

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

33

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

34

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIUSREAANN
2403544 EXP. 02.29.20

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global Concentrated Portfolio

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Federal Tax Notice	22
Privacy Notice	23
Director and Officer Information	26

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or statement of additional information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual report, in which you will learn how your investment in Global Concentrated Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

January 2019

2

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Expense Example (unaudited)

Global Concentrated Portfolio

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2018 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/18	Actual Ending Account Value 12/31/18	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Concentrated Portfolio Class I	$1,000.00	$864.40	$1,020.11	$4.75	$5.14	1.01%
Global Concentrated Portfolio Class A	1,000.00	862.80	1,018.35	6.39	6.92	1.36
Global Concentrated Portfolio Class C	1,000.00	859.80	1,014.52	9.94	10.76	2.12
Global Concentrated Portfolio Class IS	1,000.00	865.00	1,020.42	4.47	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited)

Global Concentrated Portfolio

The Fund seeks long-term capital appreciation.

Performance

For the fiscal year ended December 31, 2018, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of –14.61%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the MSCI World Net Index (the "Index"), which returned –8.71%.

Factors Affecting Performance

•  Investors should be aware that the challenging performance year from both an absolute and relative basis in 2018 followed a quite favorable year for the markets in 2017.

•  The volatility of relative performance of style and sectors has been extreme in 2018. Growth rocketed until late summer and then got crushed thereafter. Defensives were very out-of-favor while growth worked, and then they were the big winners thereafter. While from a strategic perspective, the team made many of the right calls about these extremes reverting, the speed of these swings was difficult to navigate from a portfolio implementation perspective, at least initially. Our models have an imbedded lag before adjusting factor weightings. This allows us to confirm persistence for a potential style rotation. The lag resulted in a gap in performance relative to the benchmark. However, though a painful year on both an absolute and relative basis, we are seeing signs as we enter 2019 that our models have begun to lock in what is working.

•  Early in the year, through the first correction in February, Global Concentrated outperformed the MSCI World Net Index benchmark. The portfolio was overweight in growth stocks, but the market's subsequent recovery was led by an extremely narrow group of mega-cap growth stocks, mostly the "FAANGs" (Facebook, Apple, Amazon, Netflix and Google). In spite of some exposure to those names, the portfolio was underweight versus a broader universe of growth exposures. Although that was correct positioning from a risk perspective, the lack of mega-cap tech exposure negatively impacted performance.

•  By late summer, our quantitative models were signaling that the conditions underlying the significant outperformance of this group of mega-cap tech stocks, specifically that they were expensive and crowded — a dangerous combination, were setting up for a painful unwind. We further reduced exposure to technology, and this was a correct decision, as mega-cap tech stocks sold off significantly in the fourth quarter.

•  At the time when momentum growth stocks were expensive, both bond proxy stocks (high dividend-yielding) and value stocks were inexpensive and much unloved. The team made the decision to increase weightings in both areas.

•  From a bond proxy perspective, the fact that this group was so inexpensive, while the momentum bucket was expensive, was a warning sign for a more defensive positioning to Global Concentrated. There was too much euphoria for "hot" stocks. We increased exposure to both consumer staples and defensive health care names. This was an accurate call, as the market started to correct and the bond proxy stocks began to outperform.

•  While increasing consumer staples was a decision that positively contributed to performance, the choice to not add uber-defensive positions in either utilities or telecommunications detracted. Traditionally, we are not buyers of these sectors because we believe they generally do not produce long-term winning stocks, which we seek to own. But with utilities being the best performing sector over the fourth quarter, the decision was very costly from a short-term performance perspective.

•  In addition, the overreaction of financials and energy to recessionary fears made these value areas look attractive and we added to them. But, increasing financials and energy negatively impacted performance in the reporting period. However, these areas have started to improve as recessionary fears have receded.

•  On a geographic basis, following the woeful underperformance of non-U.S. markets relative to the U.S. leading up to 2018, the team believed non-U.S. markets could see some reversion to the mean in 2018 and potentially outperform the U.S. for the year. However, this did not pan out,

4

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

as once again, the non-U.S. developed markets underperformed the U.S., and the higher allocation outside the U.S. negatively impacted the Fund.

•  Early in the year, we believed that emerging markets and Chinese technology stocks in particular were becoming extremely popular and expensive relative to their histories. We therefore reduced exposure to Asia technology. While that was the right call, the magnitude of the declines in this region still caused a drag on performance despite our reduced weighting.

•  We began rebuilding this position by late summer, when our investment process highlighted the area as an opportunity again. This decision initially hurt performance, as Chinese technology stocks continued to decline, but the trend reversed late in the year, affirming the decision to increase the weighting. Given the historically low valuation levels these stocks achieved, we believe this positioning can potentially continue to work well into 2019, particularly if we see some trade resolution.

•  The Fund began the year with a higher weighting in Europe, but later increased defensiveness here along with the same defensive repositioning in the U.S. That was a correct call, given the ongoing challenges in the European region, especially regarding Brexit. The Fund maintained a small value weighting, as the low valuation levels are quite attractive and we believe European equities are more fully pricing in a "bad Brexit" outcome than any sort of more positive agreement.

•  The Fund's consistent underweight to Japan in 2018 was a positive contributor to performance. Not only do we struggle quantitatively to find factors that have persistence, but we also struggle to find specific stocks that persistently outperform. This poses a longer-term risk, and the team remained negative on the region.

•  Within stock selection, the largest detractor for the period was a U.K.-based airline weighed down by issues surrounding Brexit, a U.S.-based international alcoholic beverage company impacted by potential for industry slowdown, and a U.S. based industrial manufacturer, impacted by trade concerns. Two other stocks weighed significantly on performance, a Spanish bank with significant exposure to Latin America and a U.S. financial services company.

•  The Fund benefited the most from stock positions in technology, most notably a U.S.-based global payments and technology company, a U.S.-based leader in cloud infrastructure and digital workspace technology, and a Chinese education and technology enterprise. Other top contributors to performance for the period were a U.S.-based coffee company and a U.K.-based global alcoholic beverage company.

Management Strategies

•  There have been no changes to our investment process during the period. Applied Equity Advisors' investment process is comprised of two parts: a Factor Timing Engine and a Stock Selection Engine. The first step, the Factor Timing Engine, takes into account not only what market factors or areas of the market are in leadership, but also how much momentum a particular factor has, whether that factor is cheap or expensive, and whether the timing is right to be tilted toward that factor. The timing decision comes down to the team's judgment and our combined decades of experience in factor investing. The Stock Selection Engine begins its work once the desired factor positioning is understood. With regard to the Factor Timing Engine, investing in a particular area of the market that shows cheap historical valuation levels may not appear to be advantageous at first, but if chosen correctly, sticking with that investment often proves to be successful over the longer term. The result is a highly active portfolio of fundamentally attractive stocks which the team believes could benefit from what we have identified to be quantitative investment styles likely to outperform in each region.

5

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Investment Overview (unaudited) (cont'd)

Global Concentrated Portfolio

*  Minimum Investment for Class I shares

**  Commenced Operations on May 27, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, C and IS shares will vary from the performance of Class I shares and will be negatively impacted by additional fees assessed to those classes (if applicable).

Performance Compared to the MSCI World Net Index(1) and the Lipper Global Large-Cap Core Funds Index(2)

	Period Ended December 31, 2018 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	–14.61%	—	—	2.67%
Fund — Class A Shares w/o sales charges(4)	–14.91	—	—	2.29
Fund — Class A Shares with maximum 5.25% sales charges(4)	–19.40	—	—	0.20
Fund — Class C Shares w/o sales charges(4)	–15.57	—	—	1.54
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	–16.41	—	—	1.54
Fund — Class IS Shares w/o sales charges(4)	–14.55	—	—	2.71
MSCI World Net Index	–8.71	—	—	6.57
Lipper Global Large-Cap Core Funds Index	–10.46	—	—	5.98

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The MSCI World Net Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Net Index currently consists of 23 developed market country indices. The performance of the Index is listed in US dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Fund is in the Lipper Global Large-Cap Core Funds classification.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by Morgan Stanley Investment Management Inc. (the "Adviser"). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on May 27, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Index.

6

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Portfolio of Investments

Global Concentrated Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
China (14.5%)
Alibaba Group Holding Ltd. ADR (a)	8,130	$1,115
Tencent Holdings Ltd. ADR	30,660	1,210
		2,325
Ireland (4.3%)
Ryanair Holdings PLC ADR (a)	9,794	699
Spain (2.6%)
Banco Santander SA ADR	92,872	416
Taiwan (3.4%)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	14,624	540
United Kingdom (19.0%)
Diageo PLC ADR	9,953	1,411
Royal Dutch Shell PLC ADR	28,215	1,644
		3,055
United States (54.7%)
Alphabet, Inc., Class A (a)	462	483
Amgen, Inc.	1,905	371
Constellation Brands, Inc., Class A	2,646	425
Estee Lauder Cos., Inc. (The), Class A	5,354	697
Goldman Sachs Group, Inc. (The)	1,468	245
International Flavors & Fragrances, Inc.	3,512	472
JPMorgan Chase & Co.	11,104	1,084
Mastercard, Inc., Class A	8,076	1,523
Microsoft Corp.	6,961	707
National Oilwell Varco, Inc.	13,334	343
Northern Trust Corp.	9,325	779
Starbucks Corp.	11,634	749
VMware, Inc., Class A	6,555	899
		8,777
Total Common Stocks (Cost $16,670)		15,812
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $28)	28,446	28
Total Investments (98.7%) (Cost $16,698) (b)		15,840
Other Assets in Excess of Liabilities (1.3%)		201
Net Assets (100.0%)		$16,041

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Non-income producing security.

(b)  At December 31, 2018, the aggregate cost for federal income tax purposes is approximately $16,837,000. The aggregate gross unrealized appreciation is approximately $684,000 and the aggregate gross unrealized depreciation is approximately $1,681,000, resulting in net unrealized depreciation of approximately $997,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	24.6%
Interactive Media & Services	17.7
Beverages	11.6
Oil, Gas & Consumable Fuels	10.4
Software	10.1
Information Technology Services	9.6
Banks	9.5
Capital Markets	6.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Portfolio

Statement of Assets and Liabilities	December 31, 2018 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $16,670)	$15,812
Investment in Security of Affiliated Issuer, at Value (Cost $28)	28
Total Investments in Securities, at Value (Cost $16,698)	15,840
Cash	175
Receivable for Fund Shares Sold	67
Due from Adviser	23
Dividends Receivable	8
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	24
Total Assets	16,138
Liabilities:
Payable for Professional Fees	65
Payable for Fund Shares Redeemed	18
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Sub Transfer Agency Fees — Class I	1
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	2
Payable for Administration Fees	1
Other Liabilities	5
Total Liabilities	97
Net Assets	$16,041
Net Assets Consist of:
Paid-in-Capital	$17,567
Total Accumulated Loss	(1,526)
Net Assets	$16,041
CLASS I:
Net Assets	$11,554
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,097,095
Net Asset Value, Offering and Redemption Price Per Share	$10.53
CLASS A:
Net Assets	$2,213
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	210,951
Net Asset Value, Redemption Price Per Share	$10.49
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.07
CLASS C:
Net Assets	$2,263
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	218,360
Net Asset Value, Offering and Redemption Price Per Share	$10.36
CLASS IS:
Net Assets	$11
Shares Outstanding $0.001 par value shares of beneficial interest (unlimited shares authorized) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.53

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Portfolio

Statement of Operations	Year Ended December 31, 2018 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $26 of Foreign Taxes Withheld)	$451
Dividends from Security of Affiliated Issuer (Note G)	7
Total Investment Income	458
Expenses:
Advisory Fees (Note B)	159
Professional Fees	110
Registration Fees	58
Shareholder Services Fees — Class A (Note D)	6
Distribution and Shareholder Services Fees — Class C (Note D)	26
Administration Fees (Note C)	17
Shareholder Reporting Fees	14
Sub Transfer Agency Fees — Class I	9
Sub Transfer Agency Fees — Class A	2
Sub Transfer Agency Fees — Class C	2
Custodian Fees (Note F)	10
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Directors' Fees and Expenses	3
Pricing Fees	2
Other Expenses	17
Total Expenses	443
Waiver of Advisory Fees (Note B)	(159)
Expenses Reimbursed by Adviser (Note B)	(29)
Reimbursement of Class Specific Expenses — Class I (Note B)	(3)
Reimbursement of Class Specific Expenses — Class A (Note B)	(— @)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	249
Net Investment Income	209
Realized Loss:
Investments Sold	(585)
Change in Unrealized Appreciation (Depreciation):
Investments	(3,093)
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(3,678)
Net Decrease in Net Assets Resulting from Operations	$(3,469)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$209	$(2)
Net Realized Gain (Loss)	(585)	36
Net Change in Unrealized Appreciation (Depreciation)	(3,093)	1,963
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,469)	1,997
Dividends and Distributions to Shareholders:
Class I	(84)	(18)*
Class A	(8)	(2)*
Class C	— @	(3)*
Class IS	—	— @*
Total Dividends and Distributions to Shareholders	(92)	(23)
Paid-in-Capital:
Class I	—	(9)
Class IS	—	(— @)
Total Paid-in-Capital	—	(9)
Capital Share Transactions:(1)
Class I:
Subscribed	9,706	4,032
Distributions Reinvested	47	9
Redeemed	(7,354)	(686)
Class A:
Subscribed	1,453	891
Distributions Reinvested	7	2
Redeemed	(470)	(216)
Class C:
Subscribed	1,750	970
Distributions Reinvested	—	3
Redeemed	(757)	(341)
Net Increase in Net Assets Resulting from Capital Share Transactions	4,382	4,664
Total Increase in Net Assets	821	6,629
Net Assets:
Beginning of Period	15,220	8,591
End of Period	$16,041	$15,220 †

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Global Concentrated Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended December 31, 2018 (000)	Year Ended December 31, 2017 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	762	331
Shares Issued on Distributions Reinvested	4	1
Shares Redeemed	(620)	(62)
Net Increase in Class I Shares Outstanding	146	270
Class A:
Shares Subscribed	115	77
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(40)	(19)
Net Increase in Class A Shares Outstanding	76	58
Class C:
Shares Subscribed	141	83
Shares Issued on Distributions Reinvested	—	— @@
Shares Redeemed	(63)	(29)
Net Increase in Class C Shares Outstanding	78	54

The following information was previously reported in the December 31, 2017 financial statements. The distribution information for the year ended December 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the December 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

*  Distributions from and/or in Excess of Net Investment Income for the year ended December 31, 2017 were as follows:

Class I:
Net Investment Income		$(18)
Class A:
Net Investment Income		$(2)
Class C:
Net Investment Income		$(3)
Class IS:
Net Investment Income	$	(— @)

†  Distributions in Excess of Net Investment Income for the year ended December 31, 2017 was $(51).

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Portfolio

	Class I
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.14		0.02		0.03
Net Realized and Unrealized Gain (Loss)	(1.95)		2.28		0.19
Total from Investment Operations	(1.81)		2.30		0.22
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.03)		(0.06)
Paid-in-Capital	—		(0.01)		—
Total Distributions	(0.08)		(0.04)		(0.06)
Net Asset Value, End of Period	$10.53		$12.42		$10.16
Total Return(3)	(14.61)%		22.64%		2.24	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,554		$11,814		$6,922
Ratio of Expenses to Average Net Assets(8)	1.00	%(4)	0.98	%(4)	0.97	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.13	%(4)	0.15	%(4)	0.48	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	94%		68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.90%		3.13%		3.57	%(7)
Net Investment Income (Loss) to Average Net Assets	0.23%		(2.00)%		(2.12	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Portfolio

	Class A
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.37		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.11		(0.03)		0.01
Net Realized and Unrealized Gain (Loss)	(1.95)		2.28		0.19
Total from Investment Operations	(1.84)		2.25		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.03)		(0.05)
Net Asset Value, End of Period	$10.49		$12.37		$10.15
Total Return(3)	(14.91)%		22.17%		2.02	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,213		$1,666		$782
Ratio of Expenses to Average Net Assets(8)	1.35	%(4)	1.35	%(4)	1.35	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.91	%(4)	(0.25	)%(4)	0.16	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	94%		68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.24%		3.61%		4.23	%(7)
Net Investment Income (Loss) to Average Net Assets	0.02%		(2.51)%		(2.72	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Portfolio

	Class C
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.27		$10.15		$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	0.02		(0.11)		(0.04)
Net Realized and Unrealized Gain (Loss)	(1.93)		2.26		0.21
Total from Investment Operations	(1.91)		2.15		0.17
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)		(0.02)
Net Asset Value, End of Period	$10.36		$12.27		$10.15
Total Return(3)	(15.57)%		21.18%		1.69	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,263		$1,728		$877
Ratio of Expenses to Average Net Assets(8)	2.09	%(4)	2.10	%(4)	2.10	%(4)(7)
Ratio of Net Investment Income (Loss) to Average Net Assets(8)	0.18	%(4)	(0.95	)%(4)	(0.69	)%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	94%		68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.98%		4.36%		4.81	%(7)
Net Investment Loss to Average Net Assets	(0.71)%		(3.21)%		(3.40	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Financial Highlights

Global Concentrated Portfolio

	Class IS
	Year Ended December 31,				Period from May 27, 2016(1) to
Selected Per Share Data and Ratios	2018		2017		December 31, 2016
Net Asset Value, Beginning of Period	$12.42		$10.16		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.16		0.02		0.03
Net Realized and Unrealized Gain (Loss)	(1.97)		2.28		0.20
Total from Investment Operations	(1.81)		2.30		0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.03)		(0.07)
Paid-in-Capital	—		(0.01)		—
Total Distributions	(0.08)		(0.04)		(0.07)
Net Asset Value, End of Period	$10.53		$12.42		$10.16
Total Return(3)	(14.55)%		22.67%		2.25	%(6)
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$12		$10
Ratio of Expenses to Average Net Assets(8)	0.95	%(4)	0.95	%(4)	0.95	%(4)(7)
Ratio of Net Investment Income to Average Net Assets(8)	1.27	%(4)	0.22	%(4)	0.56	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	94%		68%		44	%(6)
(8) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	17.97%		18.61%		19.43	%(7)
Net Investment Loss to Average Net Assets	(15.75)%		(17.44)%		(17.92	)%(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.
The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of thirty separate, active, diversified and non-diversified funds (individually referred to as a "Fund", collectively as the "Funds"). The Company applies investment company accounting and reporting guidance.

The accompanying financial statements relate to the Global Concentrated Portfolio. The Fund seeks long-term capital appreciation.

The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other

16

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Company's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2018:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airlines	$699	$—	$—	$699
Banks	1,500	—	—	1,500
Beverages	1,836	—	—	1,836
Biotechnology	371	—	—	371
Capital Markets	1,024	—	—	1,024
Chemicals	472	—	—	472
Energy Equipment & Services	343	—	—	343
Hotels, Restaurants & Leisure	749	—	—	749

17

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$1,523	$—	$—	$1,523
Interactive Media & Services	2,808	—	—	2,808
Oil, Gas & Consumable Fuels	1,644	—	—	1,644
Personal Products	697	—	—	697
Semiconductors & Semiconductor Equipment	540	—	—	540
Software	1,606	—	—	1,606
Total Common Stocks	15,812	—	—	15,812
Short-Term Investment
Investment Company	28	—	—	28
Total Assets	$15,840	$—	$—	$15,840

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $750 million	Next $750 million	Over $1.5 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2018, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual portfolio operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class I shares, 1.35% for Class A shares, 2.10% for Class C shares and 0.95% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2018, approximately $159,000 of advisory fees were waived and approximately $34,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect

18

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

subsidiary of Morgan Stanley, serves as the Company's Distributor of Fund shares pursuant to a Distribution Agreement. The Company has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Company has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Company's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Company pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2018, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $23,843,000 and $19,181,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2018, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2018 is as follows:

Affiliated Investment Company	Value December 31, 2017 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$426	$12,454	$12,852	$7
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2018 (000)
Liquidity Funds	$—	$—	$28

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly,

19

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Notes to Financial Statements (cont'd)

no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 Distributions Paid From:		2017 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)
$92	—	$23	$9

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2018.

At December 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$114	$—

At December 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $595,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

I. Credit Facility: The Company and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended December 31, 2018, the Fund did not have any borrowings under the Facility.

J. Other: At December 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 66.7%.

20

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. —
Global Concentrated Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Concentrated Portfolio (the "Fund") (one of the funds constituting the Morgan Stanley Institutional Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Global Concentrated Portfolio (one of the funds constituting Morgan Stanley Institutional Fund, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 27, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 26, 2019

21

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2018. For corporate shareholders 100% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2018. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $92,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited)

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose to Other Morgan Stanley Companies.

We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

23

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

b. Information We Disclose to Non-affiliated Third Parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

24

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Privacy Notice (unaudited) (cont'd)

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NON-AFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

25

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (74) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University Member Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Perkins Cole LLP Counsel to the Independent Directors 30 Rockfeller Plaza New York, NY 10112	Director	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (60) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Director	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10112	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86)**** c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	83	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

****  Effective date of retirement is December 31, 2018.

28

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

29

Morgan Stanley Institutional Fund, Inc.

Annual Report — December 31, 2018

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and the annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund, Inc., which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

30

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2019 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFIGCNPANN
2402603 EXP. 02.29.20

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2018

	Registrant			Covered Entities(1)
Audit Fees		$1,340,837		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$—	(2)
Tax Fees		$158,795	(3)	$8,773,935	(4)
All Other Fees	$			$18,115	(5)
Total Non-Audit Fees		$158,795		$8,792,050

Total		$1,499,632		$8,792,050

2017

	Registrant		Covered Entities(1)
Audit Fees	$1,281,889		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$138,206	(3)	$11,474,825	(4)
All Other Fees	$—		$136,088	(5)
Total Non-Audit Fees	$138,206		$11,610,913

Total	$1,420,095		$11,610,913

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)   This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and

Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)    The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 19, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2019